UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2023

DATE OF REPORTING PERIOD:	November 1, 2022 through October 31, 2023

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

ANNUAL REPORT OCTOBER 31, 2023

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Calamos Merger Arbitrage Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

US Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos International Small Cap Growth Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 20 mutual funds include equity, fixed income, convertible and alternative funds. We offer US funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	4
Calamos Hedged Equity Fund	8
Calamos Phineus Long/Short Fund	11
Calamos Merger Arbitrage Fund	18
Calamos Convertible Fund	20
Calamos Global Convertible Fund	24
Calamos Timpani Small Cap Growth Fund	27
Calamos Timpani SMID Growth Fund	31
Calamos Growth Fund	35
Calamos Growth and Income Fund	39
Calamos Dividend Growth Fund	43
Calamos Select Fund	47
Calamos International Growth Fund	51
Calamos Evolving World Growth Fund	55
Calamos Global Equity Fund	59
Calamos Global Opportunities Fund	64
Calamos International Small Cap Growth Fund	68
Calamos Total Return Bond Fund	71
Calamos High Income Opportunities Fund	76
Calamos Short-Term Bond Fund	81
Expense Overview	85
Schedules of Investments	89
Statements of Assets and Liabilities	181
Statements of Operations	186
Statements of Changes In Net Assets	190
Notes to Financial Statements	197
Financial Highlights	235
Report of Independent Registered Public Accounting Firm	300
Trustee Approval of Management Agreement	302
Trustees and Officers	309
Tax Information	313

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2023. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

The reporting period was remarkable for its many ups and downs, which included leadership rotations, sell-offs, and rallies. Market turmoil reflected ongoing uncertainty and shifting sentiment around interest rates and Federal Reserve policy, energy prices, and inflation. Investors also grappled with waves of anxiety due to a wide variety of events, including the failures of Silicon Valley Bank and Signature Bank, an autoworkers strike, and contentious debt ceiling negotiations in a polarized US Congress. Emerging secular themes—most notably advances in artificial intelligence and weight loss drugs—disrupted the markets as investors considered which companies and industries were positioned to win or lose.

The final months of the reporting period proved particularly difficult as investors grappled with deepening concerns about the sustainability of corporate earnings, the health of the consumer, and the trajectory of economic growth. Although the Federal Reserve paused its rate tightening in September, the central bank dashed hopes of imminent rate cuts by reinforcing prior guidance that rates would be higher for longer. The yield of the US 10-Year Treasury Bond reached multi-decade highs, while the onset of the Israel-Hamas war intensified geopolitical uncertainty.

Although broad stock market benchmarks posted healthy advances for the period, these returns often fall short of capturing the crosscurrents buffeting the markets. The market capitalization weighted S&P 500 Index gained more than 10% overall, but the S&P 500 Equal Weighted Index ended up in negative territory with a loss of -0.75%. In other words, there were a handful of strong performers that anchored the performance in the broad index, while the average stock was down slightly on the year.

Meanwhile, in the bond market, high yield securities and shorter-duration bonds outperformed the broader investment-grade market, which was more vulnerable to fears about inflation and higher interest rates. Convertible securities, which combine attributes of stocks and bonds, also encountered headwinds, reflecting the challenges in the stock and traditional bond markets.

www.calamos.com

Letter to Shareholders

Outlook

We see many signs pointing to slower economic growth and increasing risks across sectors. Higher interest rates will take time to work through the economy, with far-reaching consequences for businesses and consumers. Global manufacturing data is trending down, and fuel prices are putting significant pressure on many companies and households. Meanwhile, retailers will likely struggle as consumer nest eggs amassed during the pandemic dwindle and student loan repayments resume. Fiscal policy uncertainty, already elevated, will intensify as the US presidential election approaches. We expect geopolitical crosscurrents will take a toll on individual markets, sectors, and industries. Monetary policy will also remain a focal point for the markets, as investors contemplate the Federal Reserve's next moves. Against this backdrop, we expect saw-toothed and volatile markets to continue.

In an economic and market environment with a lot going on "under the hood," we believe we are well positioned to serve our shareholders. My 50+ years experience in the markets supports my belief that although markets may be volatile in the short term, fundamentals ultimately win. We are confident that our teams have the long-term perspective and experience required to navigate an environment where discipline, individual security selection, and risk management matter.

Asset Allocation Considerations

In periods of heightened uncertainty and elevated volatility, it's especially important to remember that there are opportunities in all economic environments. However, there is typically a lot of noise in the headlines, which means that the emotion in the markets may not align with the long-term opportunities.

When global financial markets are as turbulent as they have been over recent months, investors may be tempted to retreat to the sidelines. However, as we've noted in the past, jumping in and out of the market is a dangerous strategy—investors tend to capture the downturns and miss the upturns. Instead, a far better course is to establish an asset allocation that aligns with your needs and risk tolerance.

I believe that a well-diversified blend of equity and fixed income funds provides a sound asset allocation foundation. I also encourage you to take a closer look at liquid alternative funds, which can employ a wider array of strategies than traditional funds. As a result, alternative investments can help investors optimize asset allocations and provide additional ballast during volatile markets.

Since we launched our first alternative fund in 1990, we've been committed to providing investors with these important asset allocation tools. Today, our alternative suite includes equity alternatives Calamos Phineus Long/Short Fund and Calamos Hedged Equity Fund. Our flagship alternative fund, Calamos Market Neutral Income Fund, focuses on providing consistent performance through an approach that is less vulnerable to interest rates than traditional fixed income approaches are. Finally, we're pleased to announce our newest fund, Calamos Merger Arbitrage Fund, which we launched earlier this year.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

In Closing

Since the founding of Calamos Investments in the difficult financial markets of the 1970s, our firm has dedicated itself to helping investors achieve their long-term goals. I continue to believe that our disciplined, research-driven approaches will allow us to turn volatility into long-term opportunity for the shareholders of the Calamos Funds. In the commentaries that follow, you'll read about the many ways our teams are pursuing returns and managing risks in the current environment on your behalf.

As always, thank you for your continued trust. All of us at Calamos Investments are honored that you have chosen us to help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*  Returns for the 12 months ended October 31, 2023: The S&P 500 Index, a market-capitalization-weighted measure of the US stock market, returned 10.14%. The S&P 500 Equal Weighted Index, a non-market-capitalization-weighted measure of the US stock market returned -0.75%. The MSCI All Country World Index, a measure of global stock market performance, returned 11.06%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 11.26%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.23%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 0.36%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 3.23%. The ICE BofA All US Convertibles Index, a measure of the US convertible market, returned -0.48%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

www.calamos.com

Calamos Market Neutral Income Fund (Unaudited)

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◼  Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◼  Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

◼  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, with its low correlation to bonds and stability versus equities.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—arbitrage and hedged equity—with the aim of monetizing volatility. Calamos Market Neutral Income Fund is designed to do the following:

◼  Potentially enhance an investor's fixed-income allocation.

◼  Actively pursue equity market upside while hedging downside risk.

◼  Provide consistent absolute total return over varying market cycles.

In addition to seeking an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, a vital benefit given recent bouts of elevated equity volatility.

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Market Neutral Income Fund returned 8.07% (Class I Shares at net asset value), strongly outperforming the 0.74% return of the Bloomberg US Government/Credit Bond Index and the 4.89% return of the Bloomberg Short Treasury 1-3 Month Index.

What factors influenced performance during the reporting period?

During the annual period, investors notably focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns, regional bank deposit stress, rising fuel prices, and potential impacts from the United Auto Workers strike also dominated headlines. Despite these headwinds, the equity market recovered from 2022's lows as the S&P 500 Index advanced 10.14% during the annual period. However, as measured by the Bloomberg US Government/Credit Index, the bond market rose just 0.74%, reflecting concerns that interest rates might stay persistently higher for longer.

As the Federal Reserve raised its fed funds target from 3.00%–3.25% to 5.25%–5.50%, the overall bond market experienced rising interest rates with the Bloomberg US Aggregate Bond Index yield to maturity increasing 64 basis points to 5.65%. Credit spreads declined slightly as the Bloomberg US Corporate High Yield Index average spread narrowed 38 basis points to 445 basis points over Treasuries.

The interest rate environment was supportive of the Fund's strategies. Regarding convertible arbitrage, the higher overnight interest rate meant a higher short interest rebate (the interest earned on the cash received from shorting the convertible's underlying stock). Additionally, new convertible issues have offered more favorable terms, including higher coupons and lower conversion premiums. Higher interest rates also have flowed through to the hedged equity strategy in the form of higher call prices and lower put prices, making our collar strategy more attractive. Finally, the Fund's special purpose acquisition company (SPAC) arbitrage strategy also benefited because higher short-term interest rates meant that the Fund earned more interest on the SPAC's cash in trust.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund (Unaudited)

While volatility was below average during the annual period, there was significant "volatility in volatility." Realized volatility, as measured by the Cboe Volatility Index (VIX), averaged 18.36 over the one-year period, below the VIX long-term average of 19.53. The VIX began the period at 20.58, rose to 26.52 in March, fell to 12.82 in September before finishing the period at 18.14. These moves proved beneficial as the Fund's strategies actively benefit from trade rebalancing during changing volatility.

The advancing equity market, represented by the 10.14% gain of the S&P 500 Index, rewarded the Fund's hedged equity strategy because the equity basket rose toward the index's call option strike price. The option environment also provided an attractive opportunity to utilize call and put spreads, which allowed the Fund to sell deep out-of-the-money puts and buy closer-to-the-money puts to improve the Fund's downside risk mitigation. This approach meant that we did not need as heavy a call write, which provided additional runway to the upside.

The Fund's merger arbitrage sleeve also contributed positively to the annual result. The merger arbitrage holdings provide a complementary risk profile to the Fund, with a beta to S&P 500 somewhere between the convertible arbitrage and hedged equity strategies.

How is the Fund positioned?

We actively manage allocations to the strategies based on our view of market conditions and relative opportunities. At the end of the annual period, the Fund had 50.9% in its hedged equity strategy and 49.1% in its arbitrage strategies. The arbitrage strategies included 43.4% in convertible arbitrage, 1.8% in SPAC arbitrage, and 4.0% in merger arbitrage. At the beginning of the annual period, the Fund's allocation to the arbitrage strategy was 50.3% with 49.7% allocated to the hedged equity strategy.

Within the arbitrage strategy, we have the flexibility to utilize different strategies, including convertible arbitrage, merger arbitrage and SPAC arbitrage. We continue to like the opportunity in convertible arbitrage most, and the Fund's allocation to convertible arbitrage rose from 38.1% at the start of the annual period to 43.4% at the period end. We expect to continue adding to convertible arbitrage, particularly if we see the attractive new convertible issuance that we anticipate.

A principal driver for growing convertible arbitrage is heightened return expectations with the rise in overnight interest rates. Convertible arbitrage returns have historically been correlated with overnight rates because the rebate the Fund receives on its short stock positions is directly tied to the fed funds rate. Although returns don't necessarily go up tick-for-tick with rates, we expect a meaningful tailwind going forward.

The market environment for SPAC arbitrage has been waning as few SPAC IPOs have come to market, and the number of merger announcements has declined. The yield to expiration in SPACs has been attractive, but the allocation in SPAC arbitrage has decreased from 9.6% to 1.8% as SPACs reached expiration. Unless the environment changes, we expect the SPAC arbitrage allocation to continue to decline in favor of convertible arbitrage. It also bears mentioning that the allocation to merger arbitrage increased slightly from 2.6% to 4.0%.

SECTOR WEIGHTINGS

Information Technology	30.6%
Consumer Discretionary	12.9
Health Care	11.1
Financials	7.7
Communication Services	7.6
Industrials	6.1
Energy	4.4
Consumer Staples	4.1
Other	4.6
Utilities	3.4
Real Estate	1.4
Materials	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Market Neutral Income Fund (Unaudited)

What closing thoughts do you have for Fund shareholders?

As an alternative investment, we believe that Calamos Market Neutral Income Fund continues to provide an attractive role in asset allocation, especially when viewed within the fixed-income portion of an investment portfolio. As interest rates have moved higher, bonds have looked increasingly attractive to investors, given their higher income. Equally important, the same factors making bonds more attractive in the higher-interest-rate environment have also benefited Calamos Market Neutral Income Fund. As mentioned, the convertible arbitrage strategy, hedged equity strategy, and SPAC arbitrage holdings are all reaping rewards from the higher-rate environment. The potential for elevated volatility in the markets creates more trade rebalancing opportunities, which we also expect to add value to the Fund. Finally, the Fund has had a historically low correlation to traditional fixed income, providing attractive diversification benefits within a fixed-income allocation.

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	7.76%	3.25%	3.28%
With Sales Charge	5.33	2.79	2.78
Class C Shares – Inception 2/16/00
Without Sales Charge	6.93	2.47	2.50
With Sales Charge	5.93	2.47	2.50
Class I Shares – Inception 5/10/00	8.07	3.52	3.53
Class R6 Shares – Inception 6/23/20^	8.08	—	3.46

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.18%, Class C shares is 1.93%, Class I shares is 0.93% and Class R6 shares is 0.88%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad US bond market. The Bloomberg Short Treasury 1-3 Month Index is generally considered representative of the performance of short-term money market investments and is provided to show how the Fund's performance compares to public obligations of the US Treasury with maturities of 1-3 months.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment grade bond market. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Hedged Equity Fund (Unaudited)

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◼  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

◼  The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

The Fund's Strategic Approach and Role in a Portfolio

Calamos Hedged Equity Fund's investment approach, which blends a core long-equity portfolio with an actively managed options overlay, can be highly responsive to dynamic market conditions and serve as a portfolio diversifier. The Fund is often considered alongside more systematic or defined outcome peers. Defined outcome products are designed to capture a certain amount of downside or upside each quarter, depending on where the market moves. However, there are disadvantages to not being nimble in these turbulent markets; a significant drawback is a capped upside that cannot cover successive losses to the downside.

Compared to our mechanistic peers, the Calamos tactical management approach creates opportunities to generate alpha via option market dynamics and equity market volatility. The Fund seeks to exploit these opportunities by being favorably positioned for many outcomes.

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Hedged Equity Fund returned 8.41% (Class I shares at net asset value), capturing most of the S&P 500 Index's 10.14% return. In reference to bonds, the Bloomberg Aggregate Bond Index returned 0.36% for the annual period. At the end of the annual period, the markets faced higher for longer rates and crumbling volatility, which is a recipe for risk assets to underperform as risk-free yields potentially continue to increase. Let's be clear: trading markets still don't care about our opinion of yields and whether the Fed may be overshooting; the price is the price, and there is no denying that yields present a speed bump for stocks and bonds. Higher yields pressure equity prices because they create a higher discount rate and a higher cost of capital, and they pressure bond prices, which must mathematically reprice to the downside. In other words, the market backdrop is rate-driven, with equities and bonds being highly correlated.

The yield surge over the third quarter was spurred on by "higher for longer" Fed rhetoric regarding the future fed funds rate policy. We will continue to position out into 2024, taking advantage of the high-interest-rate environment. With the more prolonged higher-for-longer rate environment, the Fund can capture a high level of equity market upside, 83% for the annual period, while limiting drawdown to 35% or less. While the Fund maintained a since-inception beta of 0.50 through the end of October 2023, we are opportunistic, pursuing a significantly higher upside beta budget in line with the historically lower beta on the downside.

What factors influenced performance during the reporting period?

Higher moving yields have been a challenge for our equity basket. The collapse in volatility to near pre-pandemic levels has made calls cheaper and put spreads less attractive in the short term. Maybe yields have overshot, but there is no denying that yields present an impediment to stocks and bonds in the short term. The Cboe Volatility Index (VIX), aka the fear index, is trading around 18.14%, off its mean of 20.5% and well off the Covid mean of 23.5%. Although volatility has been depressed recently, off the year-to-date low on the VIX at 12.68%, it still requires monitoring because we're still firmly amid a market that could be subject to additional volatility.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund (Unaudited)

How is the Fund positioned?

We expect the market to be challenging, especially with the current volatility, which is even more settled than in the third quarter of 2023. The team is taking advantage of higher rates and lower volatility by structuring the option overlay out longer in time to capture more of the upside and less of the down. The interest rate and volatility landscape has allowed us to structure our hedges to emphasize better performance on the tails, i.e., 35 beta or less on the down and 65 beta or more on the up and further out in time. The repositioning provides additional mitigation over and above our average 40% to 50% put notional minimum while also adding upside participation potential. Lower volatility (with the VIX at 17) and relatively flat option skew made our "North Star" baseline trade more appealing through the end of the period. We used rallies to replace some of our protection with outright long puts, which appear attractive. At the end of the period, the Fund's net short put position was 53%, with an average strike of 4368.

Our call positioning included a call write of -34% and gross long calls of 15%, ending the year with net -18% short calls as of October 31, 2023. At the end of the annual period and relative to the S&P 500 Index, our sector positioning was slightly overweight in the consumer discretionary and information technology sectors. In contrast, we had underweight positions in the materials, financials, consumer staples, real estate, and materials sectors. Relative to the S&P 500 Index, the Fund's market-cap positioning maintained a heavier relative weight to larger-capitalization (>$25 billion) holdings and a lighter weight to small- and mid-capitalization ($1 to $25 billion) holdings.

What closing thoughts do you have for Fund shareholders?

The effect of rising rates on option prices has made participation rates for long-leaning option strategies like Calamos Hedged Equity Fund appealing. For risk-averse clients worried about economic and macro risks, hedged equity strategies like the Fund can be an excellent fit for investors looking to reduce risk but stay invested in long-term equity markets.

In the short term, challenges are apparent for risk assets, but longer-term investors are being presented with good opportunities in portfolios using hedging strategies around their stocks; these are performing well this year as higher rates and volatility play to strategy strengths. Well-run hedging strategies such as that can to capture a high level of equity market upside while limiting drawdown.

SECTOR WEIGHTINGS

Information Technology	26.4%
Health Care	13.3
Financials	12.3
Consumer Discretionary	10.3
Communication Services	8.3
Industrials	7.8
Consumer Staples	6.5
Other	6.3
Energy	4.6
Materials	2.2
Utilities	2.1
Real Estate	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Hedged Equity Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	8.10%	5.23%	5.01%
With Sales Charge	2.98	4.21	4.43
Class C Shares – Inception 12/31/2014
Without Sales Charge	7.28	4.48	4.26
With Sales Charge	6.28	4.48	4.26
Class I Shares – Inception 12/31/2014	8.41	5.51	5.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.17%, Class C shares is 1.92% and Class I shares is 0.92%.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until March 31, 2021. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

◼  A fundamental global approach blends top-down and bottom-up considerations. Company analysis integrates industry, thematic, and macro research.

◼  An inclusive framework identifies potential returns and associated risks. The framework accounts for company, industry, style, country, and market factors.

◼  Flexible capital allocation allows for all investment styles, market caps, and geographic regions. The investment universe is global, liquid, and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Phineus Long/Short Fund returned 2.40% (Class I shares at net asset value), underperforming the S&P 500 Index's 10.14% return and the MSCI World Index's 11.05% return.

Since its inception on May 1, 2002, the Fund has returned 9.56% on an annualized basis (Class I shares at net asset value), markedly outperforming both the S&P 500 Index and MSCI World Index, which returned 8.64% and 7.58%, respectively.

What factors influenced performance during the reporting period?

The Fund's relative performance primarily reflected reduced net exposure, the narrowness of the market rally, underweights to select technology and health care names, and weakness in select defense and transport names. The Fund concluded the period with an average net equity delta-adjusted exposure of 41.95%, which compares to its average net equity exposure of approximately 28% (on a cash basis)† since its inception in 2002. It also represents a decline in exposure over the period, as the delta-adjusted exposure on October 31, 2022, was 59.89%.

The annual period was extraordinary by most standards, marked by both a European war and a more recent war in the Middle East. Despite calls for a recession, a healthy US job market, firm housing prices, and consumer spending all thwarted that expectation. Fed activity continued over the period from 2022 marked by six additional rate increases of 225 basis points through July, settling at a fed funds rate of 5.25%–5.50%, a 22-year high. While many expected interest rate cuts to be on the table earlier in the period for 2024, this timing appears to be unlikely, even though inflationary pressures appear to be abating.

The ebullient mood earlier in the year was fueled by the promise of AI, strong summer travel, and further disinflation amid a resilient economy and healthy earnings releases. The consensus capitulated to this optimism, and we concluded that the controlling narrative of disinflation momentum had run its course and would give way to a more ambiguous outlook.

†  When the portfolio management team evaluates the Fund's exposures and related risks, it includes calculations based on a delta-adjusted basis that measures the price sensitivity of an option or portfolio to changes in the price of an underlying security. Delta-adjusted basis exposure is calculated by Calamos Advisors LLC and is specific only to that point in time since a security's delta changes continuously with market activity. The investment team began calculating the Fund's exposure on a delta-adjusted basis in August 2008.

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◼  Fundamental global approach blends top-down and bottom-up considerations.

◼  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◼  Comprehensive approach assesses stock, industry, style, country and market factors.

◼  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or US equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

www.calamos.com

Calamos Phineus Long/Short Fund (Unaudited)

SECTOR WEIGHTINGS

Industrials	26.7%
Information Technology	16.4
Health Care	14.4
Consumer Discretionary	11.6
Financials	10.3
Communication Services	5.3
Other	5.0
Consumer Staples	2.6
Materials	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The key feature of the Q3 correction has been its controlled character, particularly in the context of the dramatic move higher in US interest rates. Our hesitation to turn bearish outright reflects our judgment that the US will remain in a disinflation rather than deflation setting through 2024. The impressive GDP releases for Q3 (+8.6% nominal) underline this momentum of US economic activity, which implies the challenge for equities is a question of "price" rather than fundamentals.

Positive real interest rates imply a new emphasis on the time value of money. In 2023, the market rewarded high free cash flows that compete with higher bond yields, high-quality balance sheets, and secular thematic growth. Other pockets of sectors and styles have been punished depending upon their sensitivity to higher rates. In 2022, higher rates primarily impacted the fast-growing technology and concept names. In Q3 of 2022, the less profitable and higher-leveraged names were punished regardless of sector and style.

Finally, 2023 has highlighted how powerful secular themes can overcome traditional sector and style behavior. In a later-cycle environment where the rate of change for corporate fundamentals grinds to less exciting levels, investors can overly discount the perceived winners and losers. This overshooting is likely true for AI and obesity (GLP-1) drugs. We anticipate much of this fever pitch to reverse in 2024.

What helped and hurt performance over the reporting period?

We maintained a focus on cyclicals that we believed offered compelling valuations and were still poised to outperform due to pent-up demand post-pandemic. Examples included airlines, hotels, gaming, transportation, and defensive stocks. We remain underweight in the poorest quality compartment of long-duration technology and high-multiple consumer staples but have maintained or increased exposure to mega-cap growth (quality GARP). Our exposure throughout the period was primarily focused on US positions, given that we believed there were far less favorable opportunities abroad.

Given the overall positive market returns for the period, our hedges on US equity markets have not been helpful over the period.

The Fund's long position in communication services, consumer discretionary, and information technology, as well as short positions on a market index later in the period, were the largest contributors. Conversely, short positions in information technology, and long positions in industrials, financials, and health care companies hindered performance. Both our long and short positions in the consumer staples sector hindered performance over the period.

Notable contributors during the period included a long position on Alphabet Inc. +5.12% average over the period (communication services), long positions on Microsoft Corp. +4.75% average over the period (information technology), and Amazon.com Inc. +4.70% average over the period (consumer discretionary). Notable detractors during the period included short positions on SPDR S&P 500 ETF Trust -22.46% average over the period (Stock Market Hedge), a long position on United Airlines Holdings Inc. +2.43% average over the period (consumer discretionary), and a long position on L3 Harris Technologies Inc. +3.96% average over the period (industrials).

How is the Fund positioned in the context of the global economic cycle?

Net equity exposure (delta-adjusted) ended the annual period at 41.9% versus 59.9% at the start of the period. This compares with the average net equity exposure of approximately 28% (cash basis) since inception in 2002. The Fund

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

leaned modestly out of equity risk throughout the year as markets were unsettled by higher interest rates, rapid inflation, interpretation of Fed policy, the continuing war in Ukraine, a new war in the Middle East, energy concerns in Europe, and increasing economic challenges in China.

The two major themes within technology have been slowing cloud services and further excitement around potential applications for artificial intelligence (AI) following the launch of ChatGPT. The major cloud providers dominate both themes, and we are positioned accordingly. Investors began 2023 concerned about slowing demand for such companies, yet attention quickly shifted to which ones stand to benefit most by incorporating AI into existing and new product offerings.

The Fund has avoided the high-multiple, long-duration software names in the past year, and this sidestep feels correct in a "higher for longer" rate setting. While the group's sensitivity to rates is diminishing, many names are merely controversial rather than crowded, and profitability is scarce if one factors in stock compensation. In our view, it will take years before cash flows can credibly support current valuations. We believe today's "time value of money" implies investors will be slow to re-embrace "growth at any price."

Outside technology, the Fund favors names that will benefit from a sustained economic expansion into 2024, with our largest exposure in industrials at the end of the period. The broadest exposure here is diversified industrials and transports. These rallied impressively in H1 2023 but retreated sharply in Q3.

Exposure to selective airlines remains intact. The pricing outlook for airfares should remain constructive for longer than expected due to structural changes on the capacity front. Higher financing costs, pilot shortages, and equipment delays have made it difficult for the lowest-cost players to add capacity. Meanwhile, the recovery in corporate and international travel has gained steam. The post-pandemic inflation surge implies the existing fleets of the legacy carriers cannot be replaced anywhere near their embedded costs, with positive implications for future returns.

In consumer discretionary, also a large sector position, the Fund is biased away from goods in favor of services, including core long positions in large hotel enterprises that stand to benefit from corporate and international travel as well as sustained revenue per available room (RevPAR) strength. We maintain select leisure-oriented names within the sector.

Health care is the one defensive sector to which the Fund has been adding exposure. We like its diversified growth theme, given the cyclicality of other parts of the portfolio, and its credible valuations versus other defensives. Although health care has underperformed in 2023, it is showing relative strength against broader defensives.

Energy remains problematic. The key swing factor will be China, which has been the primary source of consumption growth in recent decades. The setup for higher crude prices was ideal in 2022, yet the inability of markets to benefit from the war-related shortage fears points to a new dynamic in global oil markets.

Financials have been controversial, and banks have struggled to garner support in the wake of the March collapses. Higher rates, tepid loan demand and reduced capital returns in the face of heightened regulatory requirements have all weighed on banks. We reduced long exposures over the period.

www.calamos.com

Calamos Phineus Long/Short Fund (Unaudited)

Finally, global investors have discovered the Chinese economic recovery from a disastrous 2022 is underwhelming. There is hope for policy stimulus later in 2023, but this overlooks China's structural problems. The trouble starts with an abrupt downshift in economic potential due to the country's overcommitment to a centralized investment-led growth model, which is susceptible to downturns in return on invested capital.

This points to the necessity for far-reaching structural reforms, but these are inherently political. The ability of the system to adapt is hindered by the reality that the entire system—interest rates, access to credit, tax policy, operating licenses, and so forth—is geared to this model. We await the response of Chinese leadership in late autumn, whose success or failure to regenerate economic vibrancy holds implications for global interest rates in 2024. The Fund has avoided China and had little exposure to other global markets throughout the period.

What is your macro perspective heading into 2024?

Headwinds to Growth, Not Recession

◼  Disinflation momentum was the key narrative in Q1 2023. Since July, markets have struggled to price the risks of a more normalized "higher for longer" rate environment.

◼  The good news is that rates are rising because they can. Recession risk has remained remarkably low in 2023 and may remain low through much of 2024.

◼  Nonetheless, unwinding the legacy of unnaturally low interest rates is a transition, and investors should consider how a normalized 5% 10-year yield changes the contours of our industry.

◼  The Fund's long positioning is balanced between select quality GARP1 opportunities and cyclicals that appear "too cheap" given our bias that a US recession arrives later than many expect. A more tactical approach to equity allocation, style mix and security selection is appropriate.

Unprecedented low interest rates and central bank distortions have been the hallmark of the post-2008 era. The past quarter was notable for the gathering sense that this landscape is giving way to something very different, with real interest rates attaining their highest levels in more than two decades. Investors are grappling with the implications of this latest "new normal."

The short explanation for the rise in rates is the resiliency of the US economy and consumer incomes. Recession risk has remained remarkably low in 2023 and may remain low through 2024. This recession deferred may be why the equity correction has been orderly despite the headwinds of the spring 2023 banking crisis, the housing recession, and the acute pause in technology spending.

Put another way, yields are rising because they can and may signal the sustainability of today's economic expansion. Rather than fueling waves of asset-price distortion, positive real rates channel capital into productive uses and thus to higher real wages and returns. Not surprisingly, unwinding the legacy of unnaturally low interest rates is a transition, and markets are pricing this risk.

One consequence is a less favorable liquidity backdrop for financial asset prices. However, the economic implications are more nuanced because absolute levels

1  Growth at a reasonable price (GARP): firms with superior top-line growth that are not excessively valued on earnings.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

of economic liquidity appear abundant. The prima facie evidence is the pristine condition of private sector balance sheets. In effect, liquidity is being drawn from the financial system and into the economy: good news for Main Street, less good for Wall Street.

What closing thoughts do you have for Fund shareholders?

It is important to note that the rate sensitivity of the US economy is an echo of prior decades. Both consumers and corporates refinanced their debt obligations through the pandemic, and the rise in rates has, therefore, had minor effects on spending. For example, net debt servicing costs for US corporates have declined in 2023 because of the weighty share of firms with net cash positions.2

"Something" that undermines the business sector will likely be the catalyst of an eventual downturn. Yet this is hard to conceive given today's healthy profitability and balance sheets of larger corporates.3 While fixed investment has been an important tailwind in 2023, this spending has not been financed by increased leverage. The "financing gap"4 for the corporate sector remains at historically low levels.

There is a remarkable absence of the late-cycle excesses that would normally be the ingredients for a cyclical downturn. Of course, these aggregates do not capture the reality that rate pressures are troublesome for some parts of the economy. We view these pressures as more chronic than acute for the business cycle in 2024.

Housing is an example of this dichotomy. Housing sales and affordability have collapsed to the deep recessionary levels of the 2009 era, yet home prices and housing starts have proven resilient. Underlying demand relative to supply appears favorable, with positive implications for when rates pressures ease.

All of this contrasts with the vulnerabilities of an aged or mature expansion. A tight labor market is often associated with late-cycle risk, yet the usual spending or borrowing excesses are absent. In prior cycles, these included overspending on housing and autos, rising leverage across households and corporates, and downward pressure on profit margins. So far, little of this is apparent.

This aggregate data hides the harsher truth that parts of the economy are under duress due to normalized interest rates. This contrast between the broader economy and its interest-sensitive parts may provide insight into how the remaining years of this expansion unfold. These stresses can moderate activity, which is our forecast for 2024. Yet, it is difficult to conceive how they might cascade into recession-like conditions.

Inflation dynamics are an essential part of this outlook. The stunning disinflation of the past year has turned a potential crisis for the business cycle into a mild irritant. Chairman Powell is unlikely to declare victory anytime soon, which implies policy will continue to lean against economic growth. Nonetheless, the Federal Reserve can respond to any financial or economic breakage when it appears.

2  Firms with more cash than debt have benefited from higher interest income that has offset higher interest expense. For US consumers, the embedded mortgage servicing cost of 3.6% is about half the current mortgage rate of 7% plus.

3  With its predominance of fixed-rate debt, larger-cap companies have a circumscribed exposure to higher rates; more than 40% of their fixed-rate debt matures beyond 2030. Less than 20% of debt for S&P 500 companies is rate sensitive versus about 35% for small-cap stocks.

4  The degree to which private non-residential capital investment is funded by savings versus borrowings.

www.calamos.com

Calamos Phineus Long/Short Fund (Unaudited)

The timing of the next recession is hard to predict because so much of today's landscape is "different this time." Higher lending rates and tighter bank standards have been blunted by healthy balance sheets and robust corporate earnings. Recession may come later than many expect as the drag of higher rates is offset by fading supply shocks, the legacy of pandemic savings, and pro-cyclical fiscal support.

If the adage that "Bond Markets Never Lie" is true, what are they telling us?

Real interest rates have risen more than 100 basis points in 2023, with much of this move occurring since June. While equities have struggled in the past quarter, the pullback has been orderly and, for the major equity benchmarks, underwhelming given the sizable move in rates. Either investors do not believe this rate move will prove long-lasting, or markets are telling us there is a new resiliency to the economic outlook.

Bond markets rarely lie. The US 10-year yield has explained almost two-thirds of the cross-equity return distributions5 in 2023—one of the highest readings in six decades.6 This implies that rate pressures are becoming acute in parts of the economy regardless of its supportive features. These pressures need to culminate soon in a manner that moderates economic activity and eases financial conditions into 2024.

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

5  The aggregate of individual stock deviations of performance versus the equity benchmark and the degree to which these deviations are correlated (or explained) by movements in the US 10-year yield.

6  Today's result ranks in the top 15 readings of the past 70 years and more than 4X the average of that period.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	2.12%	5.04%	5.13%
With Sales Charge	-2.74	4.01	4.62
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	1.37	4.25	4.34
With Sales Charge	0.37	4.25	4.34
Class I Shares (With Predecessor) – Inception 5/1/2002	2.40	5.29	5.39

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 2.39%, Class C shares is 3.13% and Class I shares is 2.15%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The MSCI World Index (US Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Merger Arbitrage Fund (Unaudited)

OVERVIEW

The Calamos Merger Arbitrage Fund's investment process seeks to capture the completion risk premium—the price difference between the stock price of a company being acquired and the announced acquisition price.

KEY FEATURES

◼  A powerful equity market diversifier that can mitigate drawdowns in volatile stock markets.

◼  A core alternative allocation seeking positive returns over long time horizons in most market environments.

◼  An interest rate hedge with correlation to short-term interest rates.

PORTFOLIO FIT

Seeks to deliver absolute returns uncorrelated to equity and fixed income markets.

FUND NASDAQ SYMBOLS

A Shares	CMRAX
C Shares	CMRCX
I Shares	CMRGX

FUND CUSIP NUMBERS

A Shares	128120219
C Shares	128120193
I Shares	128120185

CALAMOS MERGER ARBITRAGE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

The recently launched Calamos Merger Arbitrage Fund provides investors a diversification opportunity that focuses on absolute returns largely uncorrelated to equity and fixed-income markets. Specifically, the Fund pursues an event-driven strategy, investing in companies involved in potential merger deals and other corporate transactions. The Fund seeks to take advantage of the dislocation between the price of a company's stock when a deal is announced versus its price when the deal is completed. For the period from September 29, 2023 (the Fund's inception), through October 31, 2023, Calamos Merger Arbitrage Fund returned -2.70% (Class I Shares at net asset value), while the ICE BofA 3-Month US Treasury Bill Index returned 0.45%.

What factors influenced performance during the reporting period?

Over the very limited time frame of the current reporting period, one of the main factors that influenced performance was weak earnings and guidance reports across multiple sectors and industries where consolidation is occurring. On top of that, the antitrust and regulatory environment remains volatile as this administration has taken a more holistic approach to identifying harms. Regarding two recent well-known deals involving popular brands, the Federal Trade Commission made second requests for more information from the companies involved, and the Department of Justice recently sued to block an acquisition in the airline industry.

How is the Fund positioned?

At the close of the reporting period, the Fund held securities associated with 32 deals or potential deals and, in our view, is well positioned to take advantage of the current merger landscape. Convertible bonds and high-yield debt comprise 30% of the Fund's current market value.

What are your closing thoughts for Fund shareholders?

Our merger arbitrage team also manages the convertible arbitrage and hedged equity strategies. We believe this experience gives us an edge in corporate transactions where we can utilize convertible bonds, liquid options, or other securities within a target company's capital structure, allowing us to pursue optimal risk-reward through the trade structure.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Merger Arbitrage Fund (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

SINCE INCEPTION
Class A Shares – Inception 9/29/2023
Without Sales Charge	-2.70%
With Sales Charge	-5.35
Class C Shares – Inception 9/29/2023
Without Sales Charge	-2.80
With Sales Charge	-3.77
Class I Shares – Inception 9/29/2023	-2.70

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 9/28/23, the Fund's gross expense ratio for Class A shares is 2.12%, Class C shares is 2.87% and Class I shares is 1.87%. The Fund's investment advisor has contractually agreed to reimburse Fund expenses through October 31, 2026 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.50%, 2.25% and 1.25% of average net assets, respectively. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, foreign tax reclaim expenses, and extraordinary expenses (as determined in the discretion of Calamos Advisors LLC ("Calamos Advisors")), such as litigation costs. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The ICE BofA 3-Month US Treasury Bill Index is an unmanaged index that measures the performance of a single US Treasury issue with approximately three months to final maturity. The issue is purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

SECTOR WEIGHTINGS

Information Technology	28.3%
Health Care	20.5
Energy	9.5
Consumer Staples	8.4
Consumer Discretionary	7.3
Utilities	6.8
Communication Services	6.0
Industrials	3.7
Other	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund (Unaudited)

OVERVIEW

The Fund invests primarily in convertible securities of US companies that are diversified across market sectors and credit quality.

KEY FEATURES

◼  Leverages more than four decades of research and experience in convertible security investing.

◼  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Convertible Fund declined -1.04% (Class I shares at net asset value), modestly trailing the ICE BofA All US Convertibles Index (VXA0) -0.48% decrease.

Since the Class I shares inception on June 25, 1997, the Fund has returned 7.45% on an annualized basis, in line with an annualized gain of 7.63% for the ICE BofA All US Convertibles Index (VXA0) and slightly trailing the 8.06% annualized return of the S&P 500 Index.

What factors influenced performance during the reporting period?

During the annual period, investors focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns, regional bank stress, rising fuel prices, and potential impacts of the United Auto Workers strike also made headlines and induced volatility. Despite these headwinds, the equity market began to recover from 2022's lows, and the S&P 500 Index returned 10.14% over the period. The higher-for-longer interest rate environment continued to stoke volatility in the bond market as the Bloomberg US Aggregate Bond Index rose just 0.36%.

The convertible market is well represented by small and mid-sized growth issuers, which lagged the broader equity market as evidenced by the Russell 2500 Growth Index's -4.80% return. More than half of the convertible market was priced below par on average during the annual period, and convertibles (-0.48%) held up much better than their underlying stocks (-8.2%).

From an economic sector perspective, the Fund benefited from its overweight position and favorable selection in the information technology and industrials sectors. In information technology, the Fund saw solid relative performance from its holdings in the data processing & outsourced services and semiconductors industries. In industrials, the Fund benefited from selection in the industrial machinery & supplies & components and aerospace & defense industries.

Lagging selection in the financials and energy sectors detracted from the Fund's results. In financials, the portfolio names within the transaction & payment processing services industry trailed, and the portfolio lacked an allocation to the relatively strong-performing mortgage REITs industry. In energy, the Fund's holdings in the oil & gas drilling industry notably lagged.

How is the Fund positioned?

We focus on actively managing the risk/reward trade-offs within the Fund's portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves. We also see opportunities in the bond-like segment of the convertible market in issues that can benefit from spread compression while offering attractive yields and sound structural risk mitigation during equity market weakness. Within this segment of the convertible

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund (Unaudited)

market, most issuers retain strong cash balances along with minimal near-term refinancing risk. We are selective in the group's most distressed names.

Technology and health care remain the largest sector allocations in the Fund's portfolio. Reflecting our strong focus on bottom-up company analysis, we favor companies that are executing well despite macro uncertainties, are, in our view, best-in-class, and are long-term winners benefiting from lasting secular themes such as cybersecurity, automation and productivity enhancements. These long-term themes serve as a beacon in turbulent times, such as now, and help us identify innovative firms whose valuations will most likely be rewarded over time. Many of these are growth firms that have shifted their focus from growth-at-all-costs to improving margins, generating free cash flow, and increasing profitability. Holding these names should prove advantageous as higher-quality growth becomes scarce with the end of the era of free money. Financials and real estate are the most significant underweight positions in the portfolio. In our view, the risk/reward characteristics in this space are generally unfavorable, and many issuers are susceptible to the negative impact of higher rates.

What closing thoughts do you have for Fund shareholders?

Looking forward, we are cautiously optimistic but see multiple positives and negatives pushing and pulling the market. We believe additional Fed moves will be data-dependent, likely generating heightened uncertainty. However, volatility has historically created opportunity in the convertible asset class. Any stabilization of the macro backdrop could shift narrow, larger-cap-driven S&P 500 leadership into broader strength, which we believe would benefit convertibles since many issuers lean toward more mid-cap, growth-oriented companies. The Calamos Convertible Fund remains positioned to participate in an attractive portion of the equity market's upside. Should the market continue to prove challenging, convertibles are situated near their bond floor and would be expected to provide defensive attributes.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far in 2023, global convertible issuance totaled $65.1 billion, far surpassing the $39.6 billion in 2022. We've also been encouraged to see more investment-grade companies issue convertibles. We remain optimistic about issuance prospects and believe the pace will continue to be strong as companies increasingly recognize the lower-borrowing-cost benefits of issuing convertibles in lieu of traditional bonds. The combination of a sizable amount of debt maturing in 2025 across bond markets and the Fed's higher-for-longer interest rate stance could be an accelerant for near-term issuance. Increased issuance should broaden the convertible market landscape and the number of investable opportunities.

SECTOR WEIGHTINGS

Information Technology	31.8%
Health Care	18.6
Consumer Discretionary	16.3
Communication Services	7.6
Industrials	6.5
Energy	3.7
Utilities	3.6
Financials	3.2
Materials	2.6
Consumer Staples	1.3
Real Estate	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	-1.26%	7.14%	6.16%
With Sales Charge	-3.49	6.65	5.65
Class C Shares – Inception 7/5/96
Without Sales Charge	-2.01	6.34	5.37
With Sales Charge	-2.98	6.34	5.37
Class I Shares – Inception 6/25/97	-1.04	7.41	6.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.10%, Class C shares is 1.85% and Class I shares is 0.85%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Convertible Fund (Unaudited)

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Provides broadly diversified exposure to the global convertible bond universe.

◼  Leverages more than 40 years of research in convertible security investing.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Blends global investment themes and fundamental research via active management.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

Despite persistent inflation, geopolitical concerns, deposit risk in the banking sector, and interest-rate uncertainty, the convertible and equity markets posted positive returns during the annual period. The global convertible market, represented by the Refinitv Global Convertible Bond Index, advanced 4.33% and participated in the broader equity market's upside as represented by the MSCI World Index's 11.05% gain. The Calamos Global Convertible Fund returned 5.00% (Class I shares at net asset value), outperforming the convertible benchmark index.

What factors influenced performance during the reporting period?

For the 12 months ended October 31, 2023 ("annual period"), we saw volatility as investors focused on global central banks' response to persistent inflation, the potential for slowing growth, and the specter of higher-for-longer interest rates. Geopolitical concerns, regional bank stress, rising fuel prices, and potential impacts of the United Auto Workers strike added to investor concerns. Despite these headwinds, the equity market saw some recovery from 2022's lows, and the MSCI World Index returned 11.05% over the period. The higher-for-longer interest rate continued to stoke volatility in the bond market as the Bloomberg Global Aggregate Bond Index rose just 1.72%.

From an economic sector perspective, the Fund benefited most from security selection in the real estate and communication services sectors, where the portfolio's holdings in real estate services and real estate operating companies outperformed. In the communication services sector, holdings in the interactive home entertainment and cable & satellite industries outpaced the index's names. An underweight position and security selection in materials, along with an overweight position and lagging selection in health care, held back the portfolio's results. In materials, holdings in the specialty chemicals and steel industry lagged, and the holdings in the biotechnology and pharmaceuticals industries disappointed in health care.

From a geographic perspective, the Fund benefitted from its favorable selection in the United States and Emerging Europe & South Africa, as well as an underweight position and security selection in Europe. A relative overweight position and security selection in Canada, as well as lagging selection in Japan and Emerging Latin America held back the annual period performance.

How is the Fund positioned?

We focus on achieving the best risk/reward profile through bottom-up security selection. We continue to position the portfolio to participate in upside equity rallies while also seeking to manage the downside if the market pulls back. The global convertible market saw healthy issuance during the annual period, and we have been active in the new issuance market.

From a sector standpoint, information technology, consumer discretionary, and health care sectors represent the largest allocations, while materials, real estate, and consumer staples comprise the lightest exposures. Relative to the Refinitiv Global Convertible index, the largest overweight positions are in health care,

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund (Unaudited)

information technology, and energy. Conversely, communication services, materials, and industrials constitute the most significant underweights.

From a regional perspective on an absolute basis, the portfolio has its heaviest allocation in the United States, Europe, and Emerging Latin America and lightest allocations in Canada, Japan, and Emerging Europe & South Africa. On a relative basis, the portfolio is overweight to Emerging Europe & South Africa, the United States, Emerging Asia, and Canada. Europe and Japan represent relative underweights. The war in Ukraine, inflation, and the possibility of recession in Europe are macro factors that continue to influence our current underweight allocation to the region.

What closing thoughts do you have for Fund shareholders?

The equity, bond, and convertible markets delivered positive returns despite increasing geopolitical concern, rising interest rates and oil prices, banking stresses, and political and central bank uncertainty. We expect these challenges will also lead to greater uncertainty and bouts of volatility.

We believe that the US Federal Reserve is mostly done raising rates, but the market's obsession with the Fed continues, with investors now fixated on when the Fed will start cutting rates again. But with the economy holding up quite well, it's hard to see why the central bank would cut rates unless inflation falls below its 2% goal. With oil prices flirting with triple digits, that final drop in inflation may get pushed out further on the horizon, and that's before considering we have a big election next year. It's hard to see the Fed wanting to get in the middle of that potential mess.

All of this adds up to a questionable outlook for growth in 2024. This is a good point to remind our investors that we're not macro traders, just convertible managers. We will stick to our fundamental process and work to get the best risk/reward profile possible. We continue to position Calamos Global Convertible Fund to participate in upside equity rallies while also seeking to manage the downside if the market pulls back. The Fund remains overweight to the US and the technology sector and underweight Europe.

Convertible new issuance was subdued in 2022 but improved in 2023, with higher coupons and lower conversion premiums that have been more favorable to investors. So far in 2023, global convertible issuance totaled $65.1 billion, surpassing the $39.5 billion for all of 2022. We are optimistic about issuance prospects going forward as a large maturity wall looms across the credit markets beginning in 2025. As companies begin to address their refinancing needs, we maintain our belief that convertibles will be a popular choice for issuers, providing increased attractive investment opportunities.

SECTOR WEIGHTINGS

Information Technology	29.3%
Consumer Discretionary	18.3
Health Care	13.8
Financials	9.0
Industrials	7.2
Communication Services	7.0
Energy	3.9
Utilities	3.5
Materials	2.6
Real Estate	2.0
Consumer Staples	1.3
Other	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Convertible Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	4.78%	4.26%	4.15%
With Sales Charge	2.43	3.79	3.57
Class C Shares – Inception 12/31/2014
Without Sales Charge	4.01	3.48	3.38
With Sales Charge	3.01	3.48	3.38
Class I Shares – Inception 12/31/2014	5.00	4.51	4.41

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.28%, Class C shares is 2.03% and Class I shares is 1.03%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%, 1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The MSCI World Index (US Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-five local currency markets.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund (Unaudited)

CALAMOS TIMPANI SMALL CAP
GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Timpani Small Cap Growth Fund posted a return of -15.53% (Class I Shares at net asset value), underperforming the loss of -7.63% for the Russell 2000 Growth Index.

Since Class I shares inception on March 23, 2011, the Fund has returned 8.32% on an annualized basis, while the Russell 2000 Growth Index returned 7.15% over the same period. We believe this comparison demonstrates the Fund's ability to outdistance its benchmark over full market cycles.

What factors influenced performance during the reporting period?

Equity markets rallied over the course of the period, lifting off lows from the market sell-off that began in late 2021 when the Fed and central bankers around the world began raising interest rates in an effort to tackle inflation. The Fed hiked the fed funds rate in historically short order (300 basis points in approximately six months), and the broad market, not surprisingly, did not react favorably, falling by -24% from late December 2021 through early October 2022. At the onset of this annual period, data suggested that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes.

Cyclical stocks and beleaguered value stocks led the market in the initial months of the annual period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft-landing for the US economy while reining in inflation or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining by -10% toward the end of the period.

For the annual period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual period, and mid-cap stocks, as measured by the Russell Midcap Index, also struggled with a -1.01% return. Mega-cap growth stocks performed best and carried the bulk of the overall S&P 500 Index's return, particularly those tied to AI with strong balance sheets (and perhaps less concerned about borrowing from banks or raising capital in a higher-interest-rate environment). The top eight names in the S&P 500 Index by market cap represented approximately 26% of the index's market cap, are primarily tech-related, have stronger-balance-sheets, and accounted for 85% of the market's gain over the period.

OVERVIEW

The Fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
C Shares	CTCSX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
C Shares	128120318
I Shares	128120391
R6 Shares	128120383

www.calamos.com

Calamos Timpani Small Cap Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Industrials	30.6%
Information Technology	20.5
Health Care	12.2
Consumer Discretionary	10.9
Energy	10.4
Consumer Staples	6.6
Financials	6.3
Materials	1.4
Communication Services	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Within the Russell 2000 Growth Index, consumer staples (+9%) and industrials (+0.3%) were the only two sectors to finish in positive territory for the annual period. Energy (-0.1%), information technology (-2%), financials (-7%) outperformed the index, whereas consumer discretionary (-8%), communication services (-8%), real estate (-11%), materials (-13%), utilities (-18%), and health care (-18%) all lagged.

While the Fund lagged the Russell 2000 Growth Index for the annual period, the underperformance occurred at the beginning of the period when cyclical stocks rallied as investors prematurely celebrated a potential end to rate hikes. After that surge in cyclical stocks that culminated in early February, the Fund was able to outperform the Russell 2000 Growth Index by 2.72%. As seasoned investors, we are aware that our style and approach will not always be in favor, but after a period of difficult relative and absolute performance, we are pleased to see that focusing on companies with strong fundamental momentum is again being recognized by the market.

For the full annual period, performance lagged due to issue selection rather than sector allocations. While sector allocations didn't significantly drive relative performance, an underweight to energy and an overweight to health care were the bigger drags on performance. An overweight to consumer staples and an underweight to materials proved additive. Security selection in information technology within application software and communications equipment hindered performance. Selection within heath care also lagged, most notably in health care equipment and pharmaceuticals. A theme that gained traction during the period related to a specific group of weight loss drugs known as GLP-1s (short for glucagon-like peptide 1 agonists). Clinical data continues to be released, but investors are encouraged by the potential for these drugs to improve patient aesthetics and overall health. However, this excitement does have a downside for other industries, as some investors suspect a healthier society may result in lower demand for certain medical devices and procedures. Strong issue selection among industrials was additive to absolute and relative performance. Holdings in construction & engineering and electrical components & equipment saw strong gains with revenues related to AI and electronic infrastructure initiatives. Consumer staples holdings also performed well, particularly in beverages and personal care products.

How is the Fund positioned?

The Fund made some notable changes from the beginning of the annual period. An underweight to the industrials sector increased to a significant overweight by the end of the annual period, with additions to commercial services & supplies and construction & engineering. Conversely, a significant reduction occurred in the health care sector, largely associated with decreasing the health care equipment & supplies industry. As discussed, support for weight loss drugs has had negative consequences for businesses associated with curing or treating ailments that may, in part, be due to an overweight condition. It remains to be seen whether those treatments will decline as much as anticipated, but we made the move in order to pursue better opportunities elsewhere.

As of the end of the period, the Fund held a significant overweight to industrials, with overweights also in energy and consumer staples. The most significant underweight at period end was to health care, with an underweight in materials as well.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund (Unaudited)

What closing thoughts do you have for Fund shareholders?

We believe the portfolio is well positioned, tilted toward stocks that we believe offer above-average growth prospects and very visible fundamental strength. Stocks with those characteristics were out of favor for most of 2022 as valuation multiples compressed, but since early February 2023, many of these stocks are back on track with the market.

In other words, we believe we are in the early stages of a new upcycle for our particular investment style. This belief, combined with the potential to see a recovery in the overall small-cap asset class, has us feeling upbeat on an intermediate-to-long-term basis. Admittedly, the short term is murky, with many macro sources of concern. This murkiness is causing performance to have many stops, starts, and rotations. We're focused on finding stocks that have company-specific secular growth, and are theoretically less vulnerable to some of that macro murkiness. We believe this approach makes the most sense, especially in this environment.

Although small caps have underperformed during the quarter and year to date, the outlook for small caps looks compelling. Small caps are relatively inexpensive and have tended to do well in periods after a bear market. Small caps are also entering what historically has been a seasonally strong period running from October through April. Regarding valuation, small caps look extremely stretched to the downside relative to large caps. Looking back at more than 90 years of data, research by Jefferies shows that the most significant dislocations have historically tended to be a positive indicator for future small-cap performance.

ANNUALIZED RETURN: SINCE INCEPTION (3/23/11) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Timpani Small Cap Growth Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14^
Without Sales Charge	-15.75%	1.75%	4.83%
With Sales Charge	-19.74	0.76	4.31
Class C Shares – Inception 6/28/21^
Without Sales Charge	-16.37	—	-23.33
With Sales Charge	-17.21	—	-23.33
Class I Shares (With Predecessor) – Inception 3/23/11
Without Sales Charge	-15.53	2.02	5.74
Class R6 Shares – Inception 6/1/19^	-15.41	—	2.04

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.37%, Class C shares is 2.12%, Class I shares is 1.12% and Class R6 shares is 1.00%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024, to the extent necessary so that Total Annual Fund Operating Expenses of Class A, Class C and Class I shares are limited to 1.30%, 2.05%, 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small-cap companies located in the US that also exhibit a growth probability.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell Midcap® Index measures the performance of companies whose average market capitalization is approximately $4.2 billion.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund (Unaudited)

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Timpani SMID Growth Fund posted a return of -10.07% (Class I Shares at net asset value), trailing the -4.80% loss of the Russell 2500 Growth Index.

What factors influenced performance during the reporting period?

Equity markets rallied over the course of the period, lifting off lows from the market sell-off that began in late 2021 when the Fed and central bankers around the world began raising interest rates in an effort to tackle inflation. The Fed hiked the fed funds rate in historically short order (300 basis points in approximately six months), and the broad market, not surprisingly, did not react favorably, falling by -24% from late December 2021 through early October 2022. At the onset of this annual period, investors were pleased to see data suggesting that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes.

Cyclical stocks and beleaguered value stocks led the market in the initial months of the annual period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft-landing for the US economy while reining in inflation, or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining by -10% toward the end of the period.

For the annual period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual period, and mid-cap stocks, as measured by the Russell Midcap Index, also struggled with a -1.01% return. Mega-cap growth stocks performed best and carried the bulk of the overall S&P 500 Index's return, particularly those tied to AI with strong balance sheets (and perhaps less concerned about borrowing from banks or raising capital in a higher-interest-rate environment). The top eight names in the S&P 500 Index by market cap represented approximately 26% of the index's market cap, are primarily tech-related, have stronger-balance-sheets, and accounted for 85% of the market's gain over the period.

Within the Russell 2500 Growth Index, consumer staples (+10%), information technology (+4%), consumer discretionary (+2%), and industrials (+2%) were the only sectors to finish in positive territory for the annual period. Energy (-4%) slightly outperformed the index while real estate (-5%), materials (-8%), financials (-8%), utilities (-10%), communication services (-16%), and health care (-19%) all lagged.

OVERVIEW

The Fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies, yet this greater potential also raises the potential for greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

www.calamos.com

Calamos Timpani SMID Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Industrials	30.6%
Information Technology	22.5
Consumer Discretionary	14.4
Energy	9.6
Health Care	9.2
Financials	6.4
Consumer Staples	6.1
Materials	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

While the Fund lagged the Russell 2500 Growth Index for the annual period, the underperformance occurred at the beginning of the period when cyclical stocks rallied as investors prematurely celebrated a potential end to rate hikes. After that surge in cyclical stocks that culminated in early February, the Fund was able to outperform the Russell 2500 Growth Index by 4.86%. As seasoned investors, we are aware that our style and approach will not always be in favor, but after a period of difficult relative and absolute performance, we are pleased to see that focusing on companies with strong fundamental momentum is again being recognized by the market.

For the annual period, performance lagged due to issue selection rather than sector allocations. Sector allocations were moderately additive but didn't significantly drive relative performance. An underweight to health care and an overweight to consumer staples proved additive. An underweight to energy and information technology early in the period dragged on performance. Security selection in information technology within application software and communications equipment hindered performance. Selection within heath care also lagged, most notably in health care equipment and health care supplies. A theme that gained traction during the period related to a specific group of weight loss drugs known as GLP-1s (short for glucagon-like peptide 1 agonists). Clinical data continues to be released, but investors are encouraged by the potential for these drugs to improve patient aesthetics and overall health. However, this excitement does have a downside for other industries, as some investors suspect a healthier society may result in lower demand for certain medical devices and procedures. Strong issue selection among industrials was additive to absolute and relative performance. Holdings in electrical components & equipment and construction & engineering saw strong gains with revenues related to AI and electronic infrastructure initiatives. Consumer staples holdings also performed well, particularly in beverages and personal care products.

How is the Fund positioned?

The Fund made some notable changes from the beginning of the annual period. A modest overweight to the industrials sector was increased to a significant overweight by the end of the annual period, with additions to commercial services & supplies and select transportation businesses. The allocation to the information technology sector also increased, bringing the initial underweight to an overweight at the end of the period. Conversely, the allocation to health care was significantly reduced, largely through decreases in the biotechnology and health care equipment & supplies industries. As discussed, support for weight loss drugs has had negative consequence to businesses associated with curing or treating ailments that may, in part, be due to an overweight condition. It remains to be seen whether those treatments will decline as much as anticipated, but we made the move in order to pursue better opportunities elsewhere.

As of the end of the period, the Fund held a significant overweight to industrials, with overweights also in energy and consumer staples. The most significant underweight at period end was to health care, with an underweight in materials and financials as well.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund (Unaudited)

What closing thoughts do you have for Fund shareholders?

We believe the portfolio is well positioned, tilted toward stocks that offer above-average growth prospects and visible fundamental strength. Stocks with those characteristics were out of favor for most of 2022 as valuation multiples compressed, but since early February 2023, many of these stocks are back on track with the market.

In other words, we believe we are in the early stages of a new upcycle for our particular investment style. This belief, combined with the potential to see a recovery in the overall small-to-mid cap asset class, has us feeling upbeat on an intermediate-to-long-term basis. Admittedly, the short-term is murky, with many macro sources of concern. This murkiness is causing performance to have many stops, starts, and rotations. We're focused on finding stocks that have company-specific secular growth, and thus are theoretically less vulnerable to some of that macro murkiness. We believe this approach makes the most sense, especially in this environment.

Although small-to-mid caps have underperformed during the quarter and year to date, the outlook for small-to-mid caps looks compelling. Small-to-mid caps are relatively inexpensive, in our view, and have tended to do well in periods after a bear market. Small-to-mid caps are also entering what historically has been a seasonally strong period running from October through April. Regarding valuation, small-to-mid caps look extremely stretched to the downside relative to large caps. Looking back at more than 90 years of data, research by Jefferies shows that the most significant dislocations have historically tended to be a positive indicator for future small-to-mid cap performance.

www.calamos.com

Calamos Timpani SMID Growth Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	-10.36%	0.57%
With Sales Charge	-14.65	-0.58
Class I Shares – Inception 7/31/19
Without Sales Charge	-10.07	0.84
Class R6 Shares – Inception 7/31/19	-9.97	0.86

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.93%, Class I shares is 1.65% and Class R6 shares is 1.63%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell Midcap® Index measures the performance of companies whose average market capitalization is approximately $4.2 billion.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund (Unaudited)

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Growth Fund returned 15.27% (Class I Shares at net asset value), outperforming the S&P 1500 Growth Index return of 10.86%.

Since Class I shares inception on September 18, 1997, the Fund has returned 10.54% on an annualized basis. The S&P 1500 Growth Index, the primary benchmark, returned 8.31% over the same period, and the S&P 500 Index returned 7.84%. We believe these comparisons demonstrate the Fund's ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance during the reporting period?

Equity markets rallied over the course of the annual period, lifting off lows from the rate-hikes-induced market sell-off that began in late 2021. Just prior to this annual period, the Fed had raised rates 300 basis points in just six months in an effort to curb inflation. At the onset of this annual period, data suggested that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes. Cyclical stocks and beleaguered value stocks led the market in the initial months of the annual period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would, in fact, raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft-landing for the US economy while reining in inflation, or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining -10% toward the end of the annual period.

For the full annual period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual period. Large-cap growth stocks, particularly those tied to AI with strong balance sheets (and perhaps less concerned about needing to borrow from banks or raise capital in a higher-interest-rate environment), performed best. The top eight names in the S&P 500 Index by market cap represented approximately 26% of the index's market cap, are primarily tech-related, have stronger balance sheets, and accounted for 85% of the market's gain over the period.

Over the course of the period, inflation has declined dramatically. US GDP registered robust 4.9% real growth for 3Q 2023, and employment was strong, with employment cost pressures abating and quarterly earnings turning toward positive growth. That said, the cost of capital has increased dramatically in short order, monetary policy is restrictive at current levels, and the US is running a significant deficit.

OVERVIEW

A broad, flexible strategy enables the Fund to invest in the equities of US companies across all market capitalizations and sectors in order to attain the best potential for long-term capital growth.

KEY FEATURES

◼  Seeks to provide attractive returns through an emphasis on higher-growth US companies spanning the full range of market capitalizations and sectors. Draws on more than three decades of experience in growth investing.

◼  The portfolio reflects top-down, secular thematic views along with high-conviction, fundamentally researched stocks of companies with advantaged business models, high returns on capital, solid free-cash-flow generation, and stewardship-minded management.

◼  Combines secular and cyclical growth to help manage the dynamics of the economy.

PORTFOLIO FIT

May be an attractive option for investors seeking higher growth and diversification that spans all caps of US companies across sectors and industries.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

www.calamos.com

Calamos Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	38.5%
Consumer Discretionary	14.6
Communication Services	12.1
Health Care	11.6
Industrials	7.6
Financials	7.1
Consumer Staples	2.3
Energy	1.6
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Within the growth equity market, as represented by the S&P 1500 Growth Index, communication services (+34%) and information technology (+32%) were significant outperformers led by mega-cap growth names, as discussed previously. Industrials (+7%) and consumer discretionary (+5%) sectors delivered positive returns, but all other sectors finished in negative territory for the annual period. Materials (-1%), financials (-1%), health care (-4%), consumer staples (-7%), energy (-8%), real estate (-11%) and utilities (-19%) rounded out performance by sector.

The Fund outperformed the S&P 1500 Growth Index through a combination of sector allocations and individual stock selection. In each case, sector and selection were additive in 9 of the 11 sectors. An underweight to the lagging health care sector was additive because defensives such as health care broadly struggled, and a slight overweight to information technology also lifted performance. An overweight to industrials slightly dragged on relative performance, with commercial and consumer transportation holdings lagging. Individual security selection was notably strong within consumer discretionary, where holdings in retail, restaurants, and apparel added the most relative performance. Holdings in information technology were also significant contributors, with strong balance sheet companies in AI-related areas adding the most value to the portfolio. Individual selection among financials detracted from relative performance as names in investment banking & brokerage and diversified banks struggled over the period. Holdings in industrials related to aerospace & defense and airlines also detracted from relative performance.

How is the Fund positioned?

In an environment where growth may prove increasingly scarce, we believe asset-light companies with the flexibility and financial strength to continue funding their growth initiatives—regardless of the economic backdrop—should outperform. As a result, we continue to favor quality growth companies with stellar balance sheets and attractive free cash flows. We believe these companies are better positioned to capitalize on the opportunities that volatile markets provide, as seen in the largest companies' first-mover advantage with AI. On the other end of the spectrum, we are increasingly cautious about the outlook for unprofitable technology companies.

Although some of the AI stocks euphoria has abated recently, the Fund has maintained considerable exposure to this investment theme through our positioning in semiconductor, cloud infrastructure, and software stocks. Undoubtedly, investor enthusiasm around AI will ebb and flow over time, but we remain confident this technology will bring new applications and widespread benefits to a range of businesses beyond the technology sector. As always, we remain committed to a selective and thoughtful approach as we sort through what lies ahead for this exciting innovation.

What closing thoughts do you have for Fund shareholders?

The economy continues to flash mixed signals. We believe the current trend of positive but tepid growth will likely continue for the next couple of quarters. However, a surprising number of factors are pointing toward the potential for further softening, including the inverted yield curve, tighter lending standards, higher energy costs, increasing labor costs, and higher financing costs. These all add up to growing profit pressures on the private sector. In addition, the rest of the world remains weaker than the United States and, therefore, unlikely to boost

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund (Unaudited)

domestic growth. Given this backdrop, we believe the market may continue to display volatility but may also continue to reward the best-in-class businesses with the characteristics discussed earlier. It's often said that the market is willing to pay for what is scarce. Commonly, when the broad economy lacks robust growth, the market tends to reward those companies offering growth.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	14.98%	9.61%	9.06%
With Sales Charge	9.51	8.55	8.54
Class C Shares – Inception 9/3/96
Without Sales Charge	14.14	8.80	8.26
With Sales Charge	13.14	8.80	8.26
Class I Shares – Inception 9/18/97	15.27	9.88	9.34

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance results do not include adjustments made for financial reporting purposes in accordance with US generally accepted accounting principles and may differ from amounts reported in the financial highlights.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.30%, Class C shares is 2.05% and Class I shares is 1.05%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund (Unaudited)

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Growth and Income Fund returned 7.12% (Class I Shares at net asset value). In comparison, the S&P 500 Index returned 10.14% for the period, and the ICE BofA All US Convertibles ex Mandatory Index registered a loss of -0.08%. We manage the Fund intending to achieve upside equity participation and potential downside risk mitigation over full market cycles. For the annual period, Calamos Growth and Income Fund captured 86% of the all-equity index's returns. Since its Class I shares inception on September 18, 1997, the Fund returned 9.29% on an annualized basis versus a 7.84% gain for the S&P 500 Index and 7.71% return for the ICE BofA All US Convertibles ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.76 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many risk measures.

What factors influenced performance during the reporting period?

Equity markets rallied over the course of the period, lifting off lows from the market sell-off that began in late 2021 when the Fed and central bankers around the world began raising interest rates in an effort to tackle inflation. The Fed hiked the fed funds rate in historically short order (300 basis points in approximately six months), and the broad market, not surprisingly, did not react favorably, falling by -24% from late December 2021 through early October 2022. At the onset of this annual period, data suggested that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes.

Cyclical stocks and beleaguered value stocks led the market in the initial months of the annual period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would, in fact, raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft landing for the US economy while reining in inflation, or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining by -10% toward the end of the annual period.

For the full annual period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual

OVERVIEW

The Fund invests primarily in US equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◼  Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◼  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

www.calamos.com

Calamos Growth and Income Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	24.9%
Health Care	11.8
Financials	10.8
Consumer Discretionary	10.4
Communication Services	9.3
Industrials	7.3
Consumer Staples	4.9
Energy	4.5
Utilities	2.6
Materials	2.5
Real Estate	1.7
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

period, and mid-cap stocks, as measured by the Russell Midcap Index, also struggled with a -1.01% return. Mega cap growth stocks performed best and carried the bulk of the overall S&P 500 Index's return, particularly those tied to AI with strong balance sheets (and perhaps less concerned about borrowing from banks or raising capital in a higher-interest-rate environment). The top eight names in the S&P 500 Index by market cap represented approximately 26% of the index's market cap, are primarily tech-related, have stronger-balance-sheets, and accounted for 85% of the market's gain over the period.

Within the S&P 500 Index, communication services (+36%) and information technology (+31%) were significant outperformers led by mega-cap growth names and were the only two sectors to beat the overall market. Consumer discretionary (+8%), industrials (+6%), and materials (+5%) delivered positive returns, but all other sectors finished in negative territory for the annual period. Energy (-2%), financials (-3%), consumer staples (-3%), health care (-5%), real estate (-7%), and utilities (-8%) rounded out performance by sector.

The Fund generated positive results yet trailed the all-equity S&P 500 Index for the annual period largely due to issue selection rather than sector allocation. Within issue selection, the Fund's use of convertible bonds, Treasuries, and options to help reduce the portfolio's overall volatility was a drag on performance for the period. As described above, market performance was narrowly focused on a small subset of names within the S&P 500 Index, and asset classes other than large-cap growth significantly lagged the S&P 500 Index's gain for the period. The Fund was well represented by the largest eight names within the S&P 500 Index and had a bias toward growth stocks for the annual period, which benefited the portfolio's common stock allocation performance. Individual security selection lagged within industrials, notably within aerospace & defense and industrial conglomerates. Selection in communication services also trailed the S&P 500 Index, almost exclusively due to an underweight exposure to Meta Platforms over the course of the reporting period. Selection within consumer staples outperformed the S&P 500 Index with notable contributions from consumer staples merchandise retailers and packaged foods & meats.

How is the Fund positioned?

At the beginning of 2023, we outlined the case for increasing the risk of the Fund, focusing on selective areas of the economy that we believed should show improving economic growth in 2023 and 2024, in addition to companies that could improve returns on capital during that time. Our premise to selectively add risk was based on several factors, including our convictions about long-term US economic growth trajectory, positive policy changes, and improvement in certain parts of the economy, despite opposing forces slowing growth down in other economic sectors. The events of the first three quarters of 2023 (the slowing of central bank rate increases, moderate slowing of inflation and economic growth, corporate cost-cutting measures, and the acceleration of spending in AI-related areas) have, in aggregate, supported that risk profile. Risk-asset returns were positive during this time, although there was a significant dispersion of returns across sectors and industries.

We believe the best positioning for this environment is a more neutral or defensive risk posture, with risk in specific areas that have real growth tailwinds, in companies with improving returns on capital in 2024, and in equities and fixed income with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that have exposure to new products and geographic growth opportunities (examples can be found in health care, electric vehicles, and AI-related infrastructure and software), specific infrastructure

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund (Unaudited)

spending areas (in materials and industrials), and the normalization of supply chains and parts of the service economy.

We are still favoring higher-credit-quality companies with improving free cash flow. We selectively use options and convertible bonds to gain exposure to higher-risk industries. From an asset-class perspective, cash and short-term Treasuries remain useful tools to lower volatility in a multi-asset-class portfolio, given their yields.

What closing thoughts do you have for Fund shareholders?

As we look toward the end of 2023 and into 2024, the growth outlook appears more muted than at the beginning of 2023. Opposing economic forces have become more balanced as policy shifts (the elimination of some government policies and a cost-cutting agenda in the US Congress) are offsetting positive end-demand trends at the consumer and corporate levels. We continue to see slowing but positive economic growth over the next year, but the timing for a reacceleration in growth is more difficult to predict. In addition to this more balanced growth view, the growth outlook for many parts of the US economy continues to shift (for example, due to rising energy prices in recent months versus a decline in the first part of the year and a slowing of travel consumption from the fast pace over the summer). Therefore, we remain vigilant in identifying short-term cyclical investment themes. We continue to assess the investment opportunities within this environment, further focusing on real growth and return improvement areas. Finally, we continue to monitor security and asset-class valuations to target appropriate returns in this volatile environment.

We remain confident that the positive long-term growth trajectory of the US economy and the cash-flow-generation capabilities of US companies are intact. The ability of management teams to identify emerging short and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we believe are at fair value for a majority of US companies.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Growth and Income Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	6.86%	9.06%	8.32%
With Sales Charge	1.79	8.00	7.80
Class C Shares – Inception 8/5/96
Without Sales Charge	6.08	8.24	7.51
With Sales Charge	5.08	8.24	7.51
Class I Shares – Inception 9/18/97	7.12	9.33	8.59
Class R6 Shares – Inception 6/23/20^	7.21		8.13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.05%, Class C shares is 1.80%, Class I shares is 0.80% and Class R6 shares is 0.73%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles ex Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell Midcap® Index measures the performance of companies whose average market capitalization is approximately $4.2 billion. The Russell indexes are published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund (Unaudited)

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Dividend Growth Fund returned 8.88% (Class I shares at net asset value), lagging the S&P 500 Index return of 10.14%.

What factors influenced performance during the reporting period?

Equity markets rallied over the course of the period, lifting off lows from the market sell-off that began in late 2021 when the Fed and central bankers around the world began raising interest rates in an effort to tackle inflation. The Fed hiked the fed funds rate in historically short order (300 basis points in approximately six months), and the broad market, not surprisingly, did not react favorably, falling by -24% from late December 2021 through early October 2022. At the onset of this annual period, data suggested that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes.

Cyclical stocks and beleaguered value stocks led the market in the initial months of the annual period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft-landing for the US economy while reining in inflation or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining by -10% toward the end of the period.

For the annual period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual period, and mid-cap stocks, as measured by the Russell Midcap Index, also struggled with a -1.01% return. Mega-cap growth stocks performed best and carried the bulk of the overall S&P 500 Index's return, particularly those tied to AI with strong balance sheets (and perhaps less concerned about borrowing from banks or raising capital in a higher-interest-rate environment). The top eight names in the S&P 500 Index by market cap represented approximately 26% of the index's market cap, are primarily tech-related, have stronger balance sheets, and accounted for 85% of the market's gain over the period.

Within the equity market, as represented by the S&P 500 Index, communication services (+36%) and information technology (+31%) were significant outperformers led by mega-cap growth names and were the only two sectors to beat the overall market. Consumer discretionary (+8%), industrials (+6%), and materials (+5%) delivered positive returns, but all other sectors finished in negative territory for the annual period. Energy (-2%), financials (-3%), consumer staples (-3%), health care (-5%), real estate (-7%), and utilities (-8%) rounded out performance by sector.

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◼  Employs bottom-up stock picking and a benchmark-agnostic approach.

◼  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

www.calamos.com

Calamos Dividend Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	28.3%
Financials	13.2
Health Care	13.1
Consumer Discretionary	11.9
Communication Services	8.7
Consumer Staples	6.3
Industrials	5.7
Energy	5.1
Materials	2.7
Utilities	2.1
Real Estate	0.9
Other	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund's focus on securities exhibiting higher cash flows was beneficial over the period as the market favored higher-quality businesses. Higher-dividend-yielding securities were not in favor, and the Fund has a slight bias toward dividend yield relative to the S&P 500 Index. The Fund was underweight the poorly performing real estate sector, boosting relative performance. Conversely, an underweight to the index-leading communication services sector detracted from performance. Selection in industrials hindered relative performance as names within industrial conglomerates and aerospace & defense lagged. Selection in information technology outperformed relative to the index, with notable contributions from application software and semiconductor names that offered an attractive combination of growth and solid balance sheets.

How is the Fund positioned?

The Fund remains broadly diversified by sector, favoring investments in dividend-paying equities and focusing on high cash-generating businesses. Allocations to consumer discretionary and financials rose slightly during the period, whereas investments in health care were reduced slightly. At the end of the annual period, the Fund held an underweight to industrials and real estate, with an overweight to consumer discretionary names. We continue to seek higher-quality businesses with dividends or dividend-growth potential, which in our view should serve investors well in an uncertain market environment.

What closing thoughts do you have for Fund shareholders?

As we look toward the end of 2023 and into 2024, the growth outlook appears more muted than at the beginning of 2023. Opposing economic forces have become more balanced as policy shifts (the elimination of some government policies and a cost-cutting agenda in the US Congress) and are offsetting positive end-demand trends at the consumer and corporate levels. We continue to see slowing but positive economic growth over the next year, but the timing for a reacceleration in growth is more difficult to predict. In addition to this more balanced growth view, the growth outlook for many parts of the US economy continues to shift (for example, due to rising energy prices in recent months versus a decline in the first part of the year and a slowing of travel consumption from the fast pace over the summer). Therefore, we remain vigilant in identifying short-term cyclical investment themes. We continue to assess the investment opportunities within this environment, further focusing on real growth and return-improvement areas. Finally, we continue to monitor security and asset-class valuations to target appropriate returns in this volatile environment.

We remain confident that the positive long-term growth trajectory of the US economy and the cash-flow-generation capabilities of US companies are intact. The ability of management teams to identify emerging short and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we believe are at fair value for a majority of US companies.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (8/5/13) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Dividend Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/5/2013
Without Sales Charge	8.61%	10.28%	8.68%
With Sales Charge	3.44	9.21	8.15
Class C Shares – Inception 8/5/2013
Without Sales Charge	7.82	9.45	7.87
With Sales Charge	6.82	9.45	7.87
Class I Shares – Inception 8/5/2013	8.88	10.56	8.95

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 2.03%, Class C shares is 2.78% and Class I shares is 1.78%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell Midcap® Index measures the performance of companies whose average market capitalization is approximately $4.2 billion. The Russell indexes are published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund (Unaudited)

CALAMOS SELECT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Select Fund returned 8.84% (Class I shares at net asset value), trailing the S&P 500 Index return of 10.14%.

What factors influenced performance over the reporting period?

Equity markets rallied over the course of the period, lifting off lows from the rate-hikes-induced market sell-off that began in late 2021. Just prior to this annual period, the Fed had raised rates 300 basis points in just six months in an effort to curb inflation. At the onset of this annual period, data suggested that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes.

Cyclical stocks and beleaguered value stocks led the market in the initial months of the annual period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would, in fact, raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft landing for the US economy while reining in inflation or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining by -10% toward the end of the annual period.

For the full period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual period. Large-cap growth stocks performed best, particularly those tied to AI with strong balance sheets (and perhaps less concerned about needing to borrow from banks or raise capital in a higher-interest-rate environment). The top eight names in the S&P 500 Index by market cap represented approximately 26% of the index's market cap, are primarily tech-related, have stronger balance sheets, and accounted for 85% of the market's gain over the period.

Over the course of the period, inflation has declined dramatically. US GDP registered robust 4.9% real growth for 3Q 2023, and employment was strong, with employment cost pressures abating and quarterly earnings turning toward positive growth. That said, the cost of capital has increased dramatically in short order, monetary policy is restrictive at current levels, and the US is running a significant deficit.

Within the S&P 500 Index, communication services (+36%) and information technology (+31%) significantly outperformed, led by mega-cap growth names. The consumer discretionary (+8%), industrials (+6%), and materials (+5%) sectors delivered positive returns, with all other sectors finishing in negative territory for the annual period. Energy (-2%), financials (-3%), consumer staples (-3%), health care (-5%), real estate (-7%), and utilities (-8%) rounded out performance by

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap US equities with broad representation across sectors and industries. In addition, the Fund can invest across investment styles in the US equity market.

KEY FEATURES

◼  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their areas of expertise.

◼  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

◼  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to US stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

www.calamos.com

Calamos Select Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	27.6%
Health Care	15.0
Consumer Discretionary	12.1
Financials	11.6
Industrials	8.9
Communication Services	8.2
Consumer Staples	6.5
Energy	3.1
Utilities	2.0
Materials	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

sector. Growth was more in favor than value, with the S&P 500 Growth Index's 11.9% gain outpacing the S&P 500 Value Index's 7.7% gain for the annual period.

How is the Fund positioned?

Portfolio performance benefited from a bias toward growth during much of the annual period, and individual selection was broadly in line with the market, but sector allocation and cash holdings were a net drag to relative performance. An underweight to information technology proved to be the biggest detractor from a sector-allocation perspective, although the Fund's weight to information technology did increase over the course of the annual period. Being overweight to the defensive-oriented consumer staple sector also proved to be a drag on relative performance. Conversely, a steady underweight to the real estate sector and a modest overweight to consumer discretionary names proved beneficial. Strong individual security selection within information technology was additive to performance owing to notable gains from semiconductor names and systems software holdings. Issue selection also contributed to consumer discretionary, highlighted by strength among various retailers. Individual security selection in communication services lost ground, owing almost exclusively to not owning Meta Platforms (Facebook), yet other names in interactive media & services performed very well. Selection within industrials also lagged as aerospace & defense names and passenger airlines struggled.

In an environment where growth may prove increasingly scarce, we believe asset-light companies with the flexibility and financial strength to continue funding their growth initiatives—regardless of the economic backdrop—should outperform. As a result, we continue to favor quality growth companies with stellar balance sheets and attractive free cash flows. We believe these companies are better positioned to capitalize on the opportunities that volatile markets provide, as seen in the largest companies' first-mover advantage with AI. By contrast, we are increasingly cautious about the outlook for unprofitable technology companies. In all, the portfolio is biased to growth-style stocks over value counterparts.

Over the course of the annual period, we actively adjusted individual positions. In aggregate, the portfolio reduced the total number of holdings and brought sector positioning more in line with the S&P 500 Index. Most notably, the Fund increased the allocation to information technology, taking the portfolio from a significant underweight at the beginning of the period to mostly in line with the market weight at the end, favoring growth businesses in semiconductors and system software. To a lesser extent, the portfolio's weight to consumer staples decreased, bringing an overweight position at the start of the period to a market weight at the end of the period.

What closing thoughts do you have for Fund shareholders?

The economy continues to flash mixed signals. The current trend of positive-but-tepid growth will likely continue for the next several quarters. However, a surprising number of factors are pointing toward the potential for further softening, including the inverted yield curve, tighter lending standards, higher energy costs, increasing labor costs, and higher financing costs. These all add up to growing profit pressures on the private sector. In addition, the rest of the world remains weaker than the United States and, therefore, unlikely to boost domestic growth. Given this backdrop, we believe the market may continue to display volatility but may also reward the best-in-class businesses with the characteristics discussed earlier. It's often said that the market is willing to pay for what is scarce. Commonly, when the broad economy lacks robust growth, the market tends to reward those companies offering growth.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Select Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	8.60%	8.80%	7.46%
With Sales Charge	3.44	7.74	6.93
Class C Shares – Inception 1/2/02
Without Sales Charge	7.76	7.98	6.65
With Sales Charge	6.76	7.98	6.65
Class I Shares – Inception 3/1/02	8.84	9.06	7.71

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.57%, Class C shares is 2.33% and Class I shares is 1.32%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.91%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is published and maintained by FTSE Russell.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The S&P 500 Value Index includes constituents of the S&P 500 Index designated as Value based the ratios of book value, earnings and sales to price.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund (Unaudited)

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos International Growth Fund returned 5.59% (Class I shares at net asset value) compared with an 11.16% return for the MSCI EAFE Growth Index and 12.66% return for the MSCI ACWI ex USA Index for the period. The Fund's return landed within the 79th percentile of the Morningstar Foreign Large Growth category during this period.*

Since its inception on March 17, 2005, the Fund has returned 6.09% on an annualized basis (Class I shares at net asset value), finishing in the top decile of its Morningstar peer category* and ahead of the MSCI EAFE Growth Index's 5.03% return and MSCI ACWI ex USA Index's 4.57% return. We believe this comparison demonstrates the Fund's ability to generate long-term excess returns over complete market cycles.

What factors influenced performance during the reporting period?

International stocks experienced periods of significant volatility and rotation but pushed higher and ultimately delivered positive returns over the period. Investors navigated an environment of tighter monetary policy and higher interest rates, but also moderating inflation and resilient corporate earnings.

The Fund generated positive returns over the period but trailed the index due to relative security selection. Select Fund holdings in companies with cyclical and secular growth characteristics underperformed amid markets that rewarded more defensive and value-oriented companies during the period. From a geographic perspective, Fund holdings in Japan and Emerging Asia trailed the benchmark and detracted value. In contrast, holdings in Canada and an overweight position in Europe contributed positively to Fund returns.

Positive Influences on Performance

Industrials. The Fund benefited from favorable security selection in industrials, where diversified support services was a leading contributor. In addition, our lack of exposure to environmental & facilities services assisted return.

Health Care. Security selection and an average underweight position in health care added to the portfolio's performance. Holdings in pharmaceuticals helped relative performance, as did our lack of exposure to biotechnology.

Negative Influences on Performance

Information Technology. Over the period, security selection within the information technology sector held back performance. Semiconductor materials & equipment lagged, as did internet services & infrastructure.

Materials. Security selection and an average underweight stance within the materials sector underperformed. Specifically, construction materials and our lack of exposure to specialty chemicals trailed on a relative basis.

*  Data is as of 10/31/23. Morningstar category percentile rankings are based on annualized total returns. Calamos International Growth Fund Class I shares were in the 79th, 69th, 31st, 43rd and 6th percentiles of 421, 394, 373, 312, and 187 funds for the 1-year, 3-year, 5-year, 10-year, and since inception periods, respectively, for the Morningstar Foreign Large Growth category.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging market.

KEY FEATURES

◼  Identifies companies with compelling growth, competitive advantages and financial strength.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

◼  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company's risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

www.calamos.com

Calamos International Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	21.3%
Industrials	21.0
Consumer Discretionary	18.1
Health Care	12.3
Financials	10.8
Energy	7.7
Materials	2.3
Consumer Staples	2.3
Real Estate	2.0
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Geographic Performance

The portfolio benefited from leading security selection in Europe. Holdings in Denmark and Italy performed well in particular. Similarly, the portfolio benefitted from leading security selection and an average underweight allocation in the United States.

In contrast, the portfolio's position in Canada lagged on a relative basis. Similarly, security selection in EMEA underperformed. In particular, our holdings in Israel and Greece represented major detractors.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  We have positioned the Fund in secular growth, cyclicals, select defensives, and reopening opportunities.

◼  Technology, industrials, consumer discretionary, and health care are the largest sector weights. The Fund holds key industry positions in semiconductors, software, pharmaceuticals, autos, broadline retail, and aerospace & defense.

◼  The Fund owns select energy and materials companies positioned to benefit from supply-and-demand dynamics and increased capital efficiencies.

◼  The Fund holds underweights in defensive and interest-rate-sensitive areas, such as utilities, real estate, consumer staples, and traditional telecoms.

From a geographic perspective, The Fund holds a broadly diversified position in Europe, with a blend of secular growth, select cyclicals, and higher-quality defensives. We continue to evaluate the inflation and growth backdrop, given monetary tightening, global trade linkages, and geopolitical conflicts. The Fund holds a larger weight in Japanese companies benefiting from secular demand trends, regulatory reforms, global trade, and attractive valuations. The Fund owns a range of holdings in emerging markets where our positioning reflects our view of evolving trade dynamics, moderating inflation, and attractive valuations. The Fund owns industry positions within semiconductors, interactive media, and higher-quality financials.

What closing thoughts do you have for Fund shareholders?

International stocks continue to navigate a set of complex conditions. We are analyzing many important market drivers, including central bank policy, the inflationary backdrop, corporate earnings, and geopolitical tensions. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility to continue until these risks are resolved. Given this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market-cap levels.

Regarding Fund positioning, we emphasize companies with higher earnings growth, pricing power, cash flow, and supportive valuations. From a sector perspective, we see opportunities in information technology, industrials, consumer discretionary, health care, and energy with leading fundamentals. We believe our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in international markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos International Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	5.31%	5.04%	3.54%
With Sales Charge	0.31	4.03	3.04
Class C Shares – Inception 3/16/05
Without Sales Charge	4.51	4.25	2.76
With Sales Charge	3.51	4.25	2.76
Class I Shares – Inception 3/16/05	5.59	5.30	3.80
AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/22	5.71	—	2.98

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39%, Class I shares is 1.39% and Class R6 shares is 1.28%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.20%, 1.95%, and 0.95% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.95% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the US and Canada).

The MSCI ACWI ex USA Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex USA Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund (Unaudited)

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Evolving World Growth Fund returned 3.44% (Class I shares at net asset value) versus an 11.26% return for the MSCI Emerging Markets Index. Emerging markets experienced multiple crosscurrents over the period, including tighter global monetary policy, a strong US dollar, evolving global trade dynamics, and geopolitical tension.

We believe the Fund's compelling medium and long-term performance record demonstrates the Fund's ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on August 15, 2008, the Fund has returned 3.52% on an annualized basis (Class I shares at net asset value) compared to the 2.31% return of the MSCI Emerging Markets Index. The Fund's return is in the 15th percentile of its Morningstar peer category over the since-inception period.* We believe this exhibits the Fund's ability to access emerging market opportunities and deliver leading returns while pursuing our risk-managed investment approach.

What factors influenced performance during the reporting period?

Emerging market equities experienced significant dispersion in sector and country returns, reflecting a range of macro conditions, corporate earnings, and capital flows. Pursuant to our objective, Calamos Evolving World Growth Fund navigated the volatile global markets while employing an active blend of positions across a wide investment universe. The Fund's return trailed the index over the annual period due primarily to relative security selection. Our holdings in companies with secular and cyclical growth characteristics trailed the more defensive and value-oriented market areas that performed relatively well within emerging markets over the period.

Positive Influences on Performance

Information Technology. The Fund benefited from the information technology sector, as holdings in semiconductors and IT consulting & other services helped drive relative results.

Materials. Favorable security selection and an average underweight position in materials added to the results. Our construction materials position was a leading contributor, and our lack of exposure to commodity chemicals assisted relative returns.

Negative Influences on Performance

Financials. Over the period, security selection and an average underweight allocation in the financials sector detracted from performance, specifically holdings in the diversified banks and financial exchanges & data industries.

*  Data is as of 10/31/23. The Morningstar category percentile rankings are based on annualized total returns. Calamos Evolving World Growth Fund Class I Shares were in the 92nd, 87th, 18th, 38th, and 15th percentiles of 810, 721, 651, 393, and 299 funds for the 1-year, 3-year, 5-year, 10-year, and since inception periods, respectively, for the Morningstar Diversified Emerging Markets category.

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

◼  Focuses on higher-quality companies with compelling growth attributes.

◼  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

◼  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

www.calamos.com

Calamos Evolving World Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Consumer Discretionary	26.2%
Information Technology	24.2
Financials	11.5
Energy	8.2
Industrials	7.2
Real Estate	6.3
Communication Services	5.6
Consumer Staples	5.4
Health Care	3.9
Materials	1.4
Other	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Industrials. Security selection and an average overweight stance within the electrical components & equipment and industrial machinery & supplies & components industries of the industrials sector lost ground on a relative basis.

Geographic Performance

The Fund's security selection in the United States boosted relative returns. Similarly, the Fund benefitted from favorable security selection in Europe, where holdings in the United Kingdom and France performed well.

Conversely, security selection and an average underweight stance in Emerging Asia negatively impacted performance. Specifically, our holdings in China and Indonesia represented major detractors. Similarly, security selection and an average overweight stance in Emerging Latin America underperformed. In particular, Brazil was a leading detractor.

How is the Fund positioned?

Our Fund positioning favors a blend of secular growth and cyclical companies, in addition to select reopening opportunities and defensives. From a sector perspective, the Fund holds significant weights in consumer discretionary, technology, industrials, higher-quality financials, and energy. The Fund owns holdings within key industries, including semiconductors, broadline retail, interactive media & services, autos, and diversified banks. The Fund has an underweight stance in utilities, materials, financials, and traditional telecoms, reflecting our view of lesser opportunities in these areas. From a geographic perspective, we favor investments in India, Brazil, Mexico, China, Taiwan, Korea, and Indonesia.

What closing thoughts do you have for Fund shareholders?

We see increased opportunities ahead for investors in emerging markets. We are analyzing multiple forces including evolving global monetary policy, the path of the US dollar, corporate earnings, and the geopolitical backdrop. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility will continue until these risks are resolved. Against this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities across sectors, themes, and geographic regions.

Regarding Fund positioning, we favor companies with advantaged business models, relative pricing power, and higher-quality balance sheets. From a sector perspective, we see opportunities in consumer discretionary, technology, energy, industrials, and higher-quality financials with attractive fundamentals. We believe our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in emerging markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Evolving World Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	3.19%	4.26%	1.37%
With Sales Charge	-1.68	3.24	0.87
Class C Shares – Inception 8/15/08
Without Sales Charge	2.40	3.48	0.61
With Sales Charge	1.40	3.48	0.61
Class I Shares – Inception 8/15/08	3.44	4.53	1.62

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.63%, Class C shares is 2.39% and Class I shares is 1.38%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.30%, 2.05%, and 1.05% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund (Unaudited)

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Global Equity Fund returned 9.98% (Class I shares at net asset value), versus the 11.05% return for the MSCI World Index and 11.06% return for the MSCI ACWI Index over the period. The Fund's return was ahead of its category peer average in the period, landing in the 47th percentile of the Morningstar Global Large-Stock Growth category.*

We believe the Fund's compelling long-term performance record demonstrates its ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on March 1, 2007, the Fund has returned 7.80% on an annualized basis (Class I shares at net asset value) compared with the 6.41% return of the MSCI World Index and 5.98% return of the MSCI ACWI Index.

What factors influenced performance during the reporting period?

Global stocks experienced periods of significant volatility and rotation but pushed higher and delivered positive returns over the period. Investors navigated an environment characterized by tighter monetary policy and higher interest rates but also moderating inflation and resilient corporate earnings.

The Fund generated near double-digit returns over the period but trailed the index due to relative security selection. Select Fund holdings in companies with cyclical and secular growth characteristics trailed amid the narrow global market leadership. From a geographic perspective, Fund holdings in Europe and emerging markets outperformed those in the MSCI World Index, whereas our selection in Japan underperformed the benchmark as growth-oriented names trailed in that market.

Positive Influences on Performance

Health Care. The Fund benefited from security selection and an average underweight stance in health care. Specifically, pharmaceuticals and our lack of exposure to health care services promoted relative returns.

Real Estate. An average underweight position in real estate added to the portfolio's performance. Our lack of representation in telecom tower REITs and other specialized REITs helped buoy relative performance.

Negative Influences on Performance

Energy. Over the period, security selection and an average overweight position within the energy sector detracted from performance. Specifically, positions in the oil & gas exploration & production and the integrated oil & gas industries lagged.

*  Data is as of 10/31/23. The Morningstar category percentile rankings are based on annualized total returns. Calamos Global Equity Fund Class I Shares were in the 48th, 38th, 16th, and 32nd percentiles of 358, 323, 278, and 189 funds for the 1-year, 3-year, 5-year, and 10-year periods, respectively, for the Morningstar Global Large-Stock Growth category.

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◼  Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

◼  Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

www.calamos.com

Calamos Global Equity Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	28.7%
Industrials	17.7
Health Care	12.0
Consumer Discretionary	9.8
Financials	8.6
Energy	7.0
Communication Services	4.8
Consumer Staples	3.2
Materials	2.3
Real Estate	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Consumer Discretionary. Security selection in consumer discretionary, specifically in the internet & direct marketing retail and automotive parts & equipment industries, lost ground on a relative basis.

Geographic Performance

The portfolio's favorable security selection and an average overweight stance in Europe boosted relative returns. Particularly, Denmark and the United Kingdom contributed. Similarly, the portfolio benefited from favorable security selection and an average overweight position in Emerging Latin America, specifically holdings in Brazil and Mexico.

Conversely, security selection and an average underweight stance in Japan negatively impacted the portfolio's performance. Moreover, an average underweight allocation in the United States set back performance.

How is the Fund positioned?

We positioned the portfolio with a combination of secular growth, cyclicals, select defensives, and reopening opportunities. Technology, industrials, and health care are the largest sector weights in the Fund. The Fund holds key industry positions in semiconductors, systems software, pharmaceuticals, interactive media, construction & engineering, and aerospace & defense. The Fund owns select energy companies positioned to benefit from supply-and-demand dynamics and attractive capital efficiency. We are underweighted in more defensive and interest-rate-sensitive areas, including utilities, real estate, consumer staples, and traditional telecoms.

Through a geographic lens, the Fund owns a diversified and underweight position in the US. We see a range of attractive bottom-up opportunities across secular growth, cyclicals, and select defensives, reflecting our emphasis on advantaged business models and resilient earnings. The Fund has a moderate overweight position in Europe, comprising a blend of secular growth, select cyclicals, and higher-quality defensives. We continue to evaluate the inflation and growth backdrop given monetary tightening, global trade linkages, and geopolitical conflict. The Fund owns a range of holdings in emerging markets. Positioning reflects our view of evolving trade dynamics, moderating inflation, and attractive valuations. The Fund owns positions within industries, including semiconductors, interactive media, and higher-quality financials. In Japan, the Fund holds companies benefiting from secular demand trends, regulatory reforms, global trade dynamics, and attractive valuations.

What closing thoughts do you have for Fund shareholders?

Global stocks continue to navigate a set of complex conditions. We are analyzing many important market drivers, including central bank policy, the inflationary backdrop, corporate earnings, and geopolitical tensions. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility to continue until these risks are resolved. Given this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market-cap levels.

In terms of Fund positioning, we emphasize companies with attractive earnings, pricing power, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, consumer discretionary, and energy with leading fundamentals. We believe our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Equity Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	9.68%	9.23%	7.80%
With Sales Charge	4.50	8.17	7.28
Class C Shares – Inception 3/1/07
Without Sales Charge	8.99	8.42	7.00
With Sales Charge	7.99	8.42	7.00
Class I Shares – Inception 3/1/07	9.98	9.51	8.08
Class R6 Shares – Inception 6/23/20^	10.04	—	5.84

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.61%, Class C shares is 2.37%, Class I shares is 1.36% and Class R6 shares 1.35%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund (Unaudited)

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI Index (USD) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Opportunities Fund (Unaudited)

OVERVIEW

The Fund invests primarily in global equity and convertible securities with an aim to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

◼  Provides a core holding option that strives to maintain a consistent risk posture throughout the market cycle.

◼  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

CALAMOS GLOBAL OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Global Opportunities Fund returned 5.21% (Class I shares at net asset value) versus the 11.06% return for the MSCI ACWI Index and 11.05% return for the MSCI World Index. We believe the Fund's compelling long-term performance record demonstrates its ability to generate excess returns over complete market cycles and varied investment environments.

Since its inception on September 18, 1997, the Fund has returned 6.92% on an annualized basis (Class I shares at net asset value) compared with the 6.48% return of the MSCI ACWI Index and 6.72% return of the MSCI World Index. We manage the Fund intending to achieve upside equity participation and potential downside risk mitigation over complete market cycles. We believe these figures demonstrate the Fund's ability to generate attractive long-term returns while pursuing a risk-managed investment approach.

What factors influenced performance during the reporting period?

Global stocks experienced periods of significant volatility and rotation but pushed higher and delivered positive returns over the annual period. Investors navigated an environment characterized by tighter monetary policy and higher interest rates but also moderating inflation and resilient corporate earnings.

Pursuant to our risk-managed equity objective, Calamos Global Opportunities Fund navigated volatile markets while employing an active blend of common stocks, convertibles, and options. The Fund's performance over the period reflected the challenging return environment across each of these asset classes. Select Fund holdings in companies with cyclical and secular growth characteristics trailed behind the narrow band of global market leaders. From a geographic perspective, Fund holdings in Europe outperformed those of the MSCI ACWI Index, whereas the Fund's selection in the US and Japan underperformed the benchmark.

Positive Influences on Performance

Health Care. The Fund benefited from security selection and an average underweight stance in health care, as holdings in pharmaceuticals and biotechnology boosted relative returns.

Real Estate. A lack of representation in real estate added to the Fund's performance.

Negative Influences on Performance

Consumer Discretionary. Over the period, security selection within the consumer discretionary sector weakened returns. In particular, holdings in the internet & direct marketing retail and the automobile manufacturers industries lagged.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund (Unaudited)

Communication Services. Security selection and an average underweight position in communication services lost ground on a relative basis, specifically in the interactive media & services and interactive home entertainment industries.

Geographic Performance

Leading security selection in Europe contributed to relative performance, especially in Denmark and the Netherlands. Also, security selection in Canada supported relative returns.

Conversely, security selection and an average underweight position in the United States negatively impacted performance, as did selection in Japan.

How is the Fund positioned?

We positioned the Fund's portfolio with a combination of secular growth, cyclicals, select defensives, and reopening opportunities. Technology, industrials, and health care are the largest sector weights in the Fund. The Fund holds key industry positions in semiconductors, systems software, pharmaceuticals, and aerospace & defense. The Fund owns select energy companies positioned to benefit from supply-and-demand dynamics and attractive capital efficiency. The Fund is underweight in the defensive and interest-rate-sensitive areas, including utilities, real estate, and traditional telecoms.

Through a geographic lens, the fund owns a diversified and underweight position in the US. We see a range of attractive bottom-up opportunities across secular growth, cyclicals, and select defensives, reflecting our emphasis on advantaged business models and resilient earnings. The Fund has a moderate overweight position in Europe, comprising a blend of secular growth, select cyclicals, and higher-quality defensives. We continue to evaluate the inflation and growth backdrop given monetary tightening, global trade linkages, and geopolitical conflict. We own a range of holdings in emerging markets. Positioning reflects our view of evolving trade dynamics, moderating inflation, and attractive valuations. The Fund owns positions within semiconductors, interactive media, and higher-quality financials. In Japan, the Fund holds companies benefiting from regulatory reforms, global trade dynamics, and attractive valuations.

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a set of complex conditions. We are analyzing many market drivers, including central bank policy, the inflationary backdrop, corporate earnings, and geopolitical tensions. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility to continue until these risks are resolved. Given this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market-cap levels.

In terms of Fund positioning, we emphasize companies with attractive earnings, pricing power, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, consumer, and energy with leading fundamentals. We believe our active, risk-managed investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

SECTOR WEIGHTINGS

Information Technology	27.1%
Industrials	14.5
Health Care	11.1
Financials	10.3
Energy	8.6
Consumer Staples	5.7
Consumer Discretionary	5.3
Communication Services	4.4
Materials	2.8
Real Estate	1.5
Other	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Opportunities Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	4.97%	6.46%	5.15%
With Sales Charge	-0.06	5.43	4.64
Class C Shares – Inception 9/24/96
Without Sales Charge	4.22	5.69	4.38
With Sales Charge	3.22	5.69	4.38
Class I Shares – Inception 9/18/97	5.21	6.74	5.42

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.46%, Class C shares is 2.21% and Class I shares is 1.21%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.22%, 1.97%, and 0.97% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (US Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos International Small Cap Growth Fund (Unaudited)

OVERVIEW

The Fund seeks long-term capital appreciation by investing in compelling international small capitalization companies with superior earnings growth potential coupled with financial strength and flexibility.

KEY FEATURES

◼  Provides access to an expansive opportunity set of small cap investments outside the United States, including businesses in emerging and frontier markets.

◼  Our long-tenured Investment team has experience managing portfolios across multiple market cycles.

PORTFOLIO FIT

The Fund can provide an attractive asset-allocation building block often under-represented in US investors' portfolios. By diversifying into this less correlated asset class, investors may be able to offset declines in the overall market and reduce their portfolio's volatility with the potential for significant equity upside.

FUND NASDAQ SYMBOLS

A Shares	CAISX
C Shares	CCISX
I Shares	CSGIX
R6 Shares	CISOX

FUND CUSIP NUMBERS

A Shares	128120250
C Shares	128120243
I Shares	128120235
R6 Shares	128120227

CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos International Growth Fund returned -0.48% (Class I shares at net asset value) versus the 8.82% return for the MSCI ACWI ex USA Small Cap Index. The Fund's return landed within the 72nd percentile of the Morningstar Foreign Small/Mid Growth category during this period.

We launched the Fund in March 2022. The Fund seeks long-term capital appreciation by investing in international small equities, utilizing the combined resources of our long-tenured investment team, global perspective, and rigorous investment approach.

What factors influenced performance during the reporting period?

International small caps experienced periods of significant volatility and rotation but ultimately advanced over the annual period. Investors navigated an environment characterized by tighter monetary policy and higher interest rates but also moderating inflation and resilient corporate earnings. The Fund underperformed the index over the annual period due to trailing relative security selection. Select Fund holdings in companies with higher-growth characteristics underperformed amid markets that rewarded more defensive and value-oriented small-to-mid cap companies during the period.

Positive Influences on Performance

Real Estate. The Fund's average underweight position in real estate helped buoy relative performance. Holdings in real estate operating companies helped relative performance, and our lack of representation in diversified REITs assisted return.

Energy. Favorable security selection in energy, specifically in the oil & gas equipment & services and oil & gas exploration & production industries, contributed to performance.

Negative Influences on Performance

Information Technology. Over the period, security selection within the information technology sector weakened return. Specifically, holdings in application software and IT consulting & other services lagged.

Health Care. Security selection and an average overweight position in health care, specifically in the pharmaceuticals and health care equipment industries, trailed on a relative basis.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Small Cap Growth Fund (Unaudited)

Geographic Performance

The Fund's security selection and an average underweight position in EMEA boosted relative returns. Positions in Israel helped relative performance. Additionally, our lack of exposure to South Africa boosted relative returns. Also, security selection in Canada supported relative returns.

By contrast, the Fund's security selection in Japan curbed relative returns. Moreover, security selection and an average overweight position in Emerging Latin America dampened relative results. Positions in Brazil notably hurt performance.

How is the Fund positioned?

From a sector perspective, the largest portfolio weights reside in industrials and information technology on an absolute basis. Conversely, communication services and materials represent the smallest absolute sector weights with holdings. The Fund's portfolio had no exposure to the utilities sector. We maintain relative overweight positions in industrials and information technology, with aerospace & defense (in industrials) and semiconductor materials & equipment (in information technology) among the overweight industries. Industrial machinery & supplies & components (in industrials) and diversified banks (in financials) constitute the most significant underweight industries.

Allocations to industrials and real estate rose during the period, with increased weights in construction & engineering and real estate operating companies. By contrast, allocations to health care and materials decreased, with reductions to health care supplies.

Regionally, Europe and Emerging Asia represent the largest absolute weights. The smallest positions are found in the United States and Emerging Latin America. We maintain overweight allocations to Europe and Japan, whereas Emerging Asia and Canada represent underweights relative to the index. The allocation to Japan rose during the period, while the allocation to Canada decreased.

What closing thoughts do you have for Fund shareholders?

International stocks continue to navigate complex conditions. We analyze many important market drivers, including central bank policy, the inflationary backdrop, corporate earnings, and geopolitical tensions. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility will continue until these risks are resolved. Against this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market-cap levels.

In terms of Fund positioning, we emphasize companies with higher earnings growth, pricing power, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, industrials, consumer discretionary, health care, and energy with leading fundamentals. We believe our active investment approach and global perspective position us to take advantage of the volatility and opportunities in international small-cap equities.

SECTOR WEIGHTINGS

Industrials	33.0%
Information Technology	17.8
Consumer Discretionary	14.2
Health Care	6.4
Energy	6.4
Real Estate	5.8
Financials	5.3
Consumer Staples	4.6
Materials	2.2
Communication Services	0.7
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos International Small Cap Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 3/31/22
Without Sales Charge	-0.87%	-16.00%
With Sales Charge	-5.56	-18.55
Class C Shares – Inception 3/31/22
Without Sales Charge	-1.62	-16.61
With Sales Charge	-2.60	-16.61
Class I Shares – Inception 3/31/22	-0.48	-15.73
Class R6 Shares – Inception 3/31/22	-0.48	-15.73

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.36%, Class C shares is 2.11%, Class I shares is 1.11% and Class R6 shares is 1.11%. The Fund's investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2025 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses through March 31, 2025 for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors LLC ("Calamos Advisors") may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The benchmark MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund (Unaudited)

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Total Return Bond Fund returned 0.55% (Class I shares at net asset value), in line with the 0.36% return of the Bloomberg US Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 2.73% on an annualized basis (Class I shares at net asset value) compared with a 2.63% return for the Bloomberg US Aggregate Bond Index.

What factors influenced performance during the reporting period?

Recent economic data has generally exceeded economists' estimates, and some downtrodden areas continued to bounce back from the lows struck in the first half of 2023. Manufacturing surveys showed activity contracting, although measures improved slightly during the final months of the period. Consumer confidence—shaken by inflation, bank failures, higher interest expenses, and the resumption of student loan payments—is declining, but remains well above its level from the middle of 2022. These developments occurred against a backdrop of falling inflation and stable employment conditions.

Despite improved data, there are some areas of concern. Leading economic indicators (LEI) contracted every month of the annual period, extending the streak of negative measures to 17 consecutive months. Historically, prolonged periods of weakness in LEI have preceded a recession. Given the way that strength in the housing sector has propelled economic growth in past cycles, it is concerning that housing activity is so depressed. The unemployment rate ticked up to 3.8%, driven by increased labor participation.

The Fed reacted to the mixed indicators with composure, adopting a more measured pace of adjusting policy with back-to-back pauses that allow additional data to inform their next move. Given the magnitude of past policy shifts and the variable lags of policy implementation, we welcome the Fed's more flexible approach. The Fed's research indicates that 9 to 12-month lags are typical before policy action affects economic imbalances, with longer time lags needed for the full impact. To keep it simple, the effective fed funds rate 12 months ago was 3.12%, and more than 200 basis points of additional tightening (at a minimum) has yet to impact the real economy.

Risk markets are reflecting less confidence in conditions. Equities retreated across market capitalizations in the last three months of the period: the S&P 500 Index lost -8.3%, the Russell 2000 Index returned -16.7%, and leveraged finance markets returned -2.1%. The move to higher market rates had an impact on the latter during the annual period. In our view, equity returns these last few months reflect growing doubts that earnings momentum can continue unimpeded. Results were also more mixed at the sector level, as company fundamentals and themes have exerted greater influence, and the Fed's activity became less forceful.

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests predominantly in US issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real-rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed-income allocation, with investments diversified across the major sectors of the US bond market. Allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

www.calamos.com

Calamos Total Return Bond Fund (Unaudited)

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

U.S. Government and Agency Securities	43.4%
Corporate Bonds	41.5
Asset Backed Securities	6.3
Bank Loans	5.1
Investment of Cash Collateral For Securities Loaned	2.3
Residential Mortgage Backed Securities	1.7
Cash and Receivables/ Payables	(0.3)

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

High yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. After increasing for most of the year, trailing 12-month defaults came in at 2.6% on a par-weighted basis. We expect this measure to climb and close the 2023 calendar year near the 3.0% average of the post-GFC era. The investment-grade universe was a bit more stable, trading in a roughly 50 basis points range and closing the period tighter by 29 basis points at 129 over like-maturity Treasuries.

The Treasury yield curve unwound some of its heavy inversion, representing expectations that the zero interest rate policy of the post-GFC period was an outlier and the resilience of the domestic consumer would push out the need for rate cuts mostly into the back half of 2024. Short-maturities of three and six-month bills rose by 141 and 103 basis points, respectively, tracking policy moves in the short term. All Treasury notes with maturities of two years and longer also moved to higher yields, as market pricing reflects greater balance between the continuing normalization of inflation and the possibility of recession. The Treasury sell-off was offset by healthy starting income levels and tighter spreads, which combined to deliver slightly positive returns during the annual period, with the Bloomberg US Aggregate Bond Index returning 0.4%. The corporate component of the Bloomberg US Aggregate Bond Index led with 2.8% returns, government-related sectors returned 2.2%, while Treasuries and securitized products trailed, returning -0.6%.

The Fund held an overweight allocation in corporate debt over the annual period. While the overweight positions to financial and industrial sector corporate debt added to performance, security selection among financial issuers detracted from performance. Security selection among Treasury positions also weighed on performance. The team materially decreased the corporate bond allocation during the annual period, adding to both mortgage-backed securities and Treasury positions. Over a full market cycle, we continue to favor an overweight to corporate bonds and asset-backed securities in the Fund, as the additional yield has shown historically to generate superior long-term returns.

How is the Fund positioned?

The Fund's duration is 6.1 years, which is equal to the duration of the Bloomberg US Aggregate Bond Index. The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. These overweights lead to a lower overall credit quality of A- compared to the benchmark's AA-quality. The move higher in Treasury rates coupled with modest spread moves in risk assets led to slightly positive returns during the annual period, with the Fund's return beating its benchmark but trailing peers modestly. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and mortgages following the year's activity. Within the corporate bond allocation, our largest overweight allocations reside in the consumer cyclical and consumer non-cyclical sectors.

Positioning Implications

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's expectations for its forward rate path. However, Powell noted multiple times that the dot plots released quarterly should be viewed as a snapshot in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. We have been gradually increasing

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund (Unaudited)

portfolio durations in expectation of peak-Fed policy rates and a greater likelihood that the next rate move will be a cut. This positioning leaves us neutral to benchmark duration in Calamos Total Return Bond Fund. This shift has also led to selective reductions of our leveraged loan positions, though we maintain a significant loan allocation across mandates based on relative value and seniority considerations.

In our estimation, credit spreads reflect an outlook that is too sanguine. We are beginning to see a deterioration in fundamentals within the leveraged finance space. Although it is too early to determine if this is a wobble or a new trend forming, we are actively reducing exposure to credits we evaluate to be more exposed to a downturn in cyclical activity, those with weak contingent liquidity, or exposure to a rapid deterioration of asset value. Based on our fundamentally driven investment philosophy, we believe there are select high-yield issuers who are compensating investors well for associated risks, and we are maintaining allocations in those areas.

What closing thoughts do you have for Fund shareholders?

Progress on inflation and surprisingly resilient economic growth allowed the Federal Reserve to pause its rate-hiking campaign at its September and November meetings. The extended pause allows the committee to evaluate incoming data another six-weeks. It's clear the Fed is looking for continued improvement in PCE Core Services (ex-housing). However, the message between the September and November meetings changed. A recession is still not the base case for the Fed, as they aim for a soft landing. But apart from inflation, they have broadened the variables they are watching closely to determine whether an adequate level of restrictive policy has been met. Specifically, they are monitoring more balance in the labor market and a broader set of financial conditions driven by markets.

We agree that monetary policy is restrictive at current levels, as evidenced by trailing 12-month inflation (core PCE) below the fed funds' effective rate and real yields on Treasury Inflation Protected Securities well above 2% across the maturity spectrum. We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

We've seen fundamentals weaken modestly in levered credit. The traditional high-yield market experienced year-over-year declines in both revenue and EBITDA* through the end of the second calendar quarter of 2023 for the first time since 2020. Recall that prior quarter results looked healthier, with 7.5% year-over-year growth in EBITDA, but the aggregate results relied heavily on significant strength within the leisure, energy, and transportation industries. Although the direction of progress may have changed, aggregate leverage and interest coverage continue to look healthy in our evaluation. We will monitor the situation closely to determine if a new trend toward weakness is emerging or if results are becoming more volatile as the instability in input prices, labor costs, and consumer behavior

*  EBITDA stands for earnings before interest, taxes, depreciation, and amortization. It is a measure of a company's profitability that excludes the effects of its capital structure, tax strategy, and depreciation methods.

www.calamos.com

Calamos Total Return Bond Fund (Unaudited)

impact outcomes. Credit spreads in both the investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

Regarding capital access, we believe developing private credit markets have ample capital available to fill the liquidity gap when banks and other traditional capital sources pull back. These new capital sources and low-cost, fixed-rate Covid-era debt are likely to extend the transmission lag that occurs before the Fed's monetary policy affects economic activity. Nevertheless, a recession is still a possibility as liquidity conditions recede.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	0.18%	-0.28%	0.71%
With Sales Charge	-2.08	-0.74	0.33
Class C Shares – Inception 6/27/07
Without Sales Charge	-0.57	-1.03	-0.04
With Sales Charge	-1.54	-1.03	-0.04
Class I Shares – Inception 6/27/07	0.55	-0.01	0.97

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.15%, Class C shares is 1.90% and Class I shares is 0.88%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos High Income Opportunities Fund (Unaudited)

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests mainly in high-yield securities from US issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◼  Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos High Income Opportunities Fund returned 5.48% (Class I shares at net asset value) compared to a gain of 6.23% for the Bloomberg US High Yield 2% Issuer Capped Index.

Since its inception on June 27, 2007, the Fund gained 5.53% on an annualized basis (Class I shares at net asset value) versus a 6.93% return for the Bloomberg US High Yield 2% Issuer Capped Index.

What factors influenced performance during the reporting period?

Recent economic data has generally exceeded economists' estimates, and some downtrodden areas continued to bounce back from the lows struck in the first half of 2023. Manufacturing surveys showed activity contracting, although measures improved slightly during the final months of the period. Consumer confidence—shaken by inflation, bank failures, higher interest expenses, and the resumption of student loan payments—is declining, but remains well above its level from the middle of 2022. These developments occurred against a backdrop of falling inflation and stable employment conditions.

Despite improved data, there are some areas of concern. Leading economic indicators (LEI) contracted every month of the annual period, extending the streak of negative measures to 17 consecutive months. Historically, prolonged periods of weakness in LEI have preceded a recession. Given the way that strength in the housing sector has propelled economic growth in past cycles, it is concerning that housing activity is so depressed. The unemployment rate ticked up to 3.8%, driven by increased labor participation.

The Fed reacted to the mixed indicators with composure, adopting a more measured pace of adjusting policy with back-to-back pauses that allow for additional data to inform their next move. Given the magnitude of past policy shifts and the variable lags of policy implementation, we welcome the Fed's more flexible approach. The Fed's research indicates that 9 to 12-month lags are typical before policy action affects economic imbalances, with longer time lags needed for the full impact. To keep it simple, the effective fed funds rate 12 months ago was 3.12%, and more than 200 basis points of additional tightening (at a minimum) has yet to impact the real economy.

Risk markets are reflecting less confidence in conditions. Equities retreated across market capitalizations in the period's last three months of the period: the S&P 500 Index lost -8.3%, the Russell 2000 Index returned -16.7%, and leveraged finance markets returned -2.1%. The latter were impacted by the move to higher market rates during the annual period. In our view, equity returns these last few months reflect growing doubts that earnings momentum can continue unimpeded. Results were also more mixed at the sector level, as company fundamentals and themes have exerted greater influence, and the Fed's activity became less forceful.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund (Unaudited)

High yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. Lower quality outperformed as CCCs returned 7.4%, B-rated paper returned 6.8%, and more rate-sensitive BBs returned 5.3%. After increasing for most of the year, trailing 12-month defaults came in at 2.6% on a par-weighted basis. We expect this measure to climb and close the 2023 calendar year near the 3.0% average of the post-GFC era. The best-performing sectors in the Bloomberg US High Yield 2% Issuer Capped Index were finance companies (+10.9%), consumer cyclicals (+10.2%), and brokers and asset managers (+3.5), whereas communications (+0.8%), electric utilities (+3.1%), and transportation (+3.3%) represented the most significant laggards.

From a sector perspective, security selection in the energy and insurance sectors contributed to returns. Conversely, selection in consumer cyclicals weighed on performance, as did the Fund's underweight to the sector.

How is the Fund positioned?

The Fund is currently overweight retailers, airlines, and property and casualty insurance. Several of our retail positions are secured by real estate portfolios with what we believe are conservative valuations. The Fund's airline positions are mostly secured by planes and loyalty programs. The property and casualty insurance overweight is based on strong cash-flow metrics, pricing power, and consolidation in the industry. Consumer cyclical services, electric utilities, and technology industries comprise the Fund's largest underweights. The consumer cyclical services industry underweight is largely the result of relative value decisions in favor of higher-income opportunities in other industries.

From a credit-quality perspective, the Fund is relatively underweight in below-investment-grade rating categories, and has a corresponding out-of-benchmark allocation to BBB-rated debt. The Fund is positioned short (3.2 years) compared to the option-adjusted duration of the Bloomberg US High Yield 2% Issuer Capped Index (3.5 years).

Over the annual period, the team has added to positions in the energy sector, primarily through new positions in independent producers and midstream companies. New holdings in the leisure and automotive industries drove an increase in consumer cyclical exposure. Also, we reduced the Fund's exposure to the other financial sector. This reduction was primarily related to eliminating a commercial property management company.

Positioning Implications

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's expectations for its forward rate path. However, Powell noted multiple times that the dot plots released quarterly should only be viewed as a snapshot in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. We have been gradually increasing portfolio durations in expectation of peak-Fed policy rates and a greater likelihood that the next rate move will be a cut. However, the duration of Calamos High Income Opportunities Fund remains below its benchmark duration, as interest-rate sensitivity in the high-yield market is a smaller driver of risk and return. Anticipation of the Fed's next move has also led us to selectively reduce our leveraged loan positions, although we maintain a significant loan allocation across mandates based on relative value and seniority considerations.

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	20.6%
Financials	15.1
Industrials	15.6
Energy	13.2
Communication Services	10.1
Health Care	7.1
Information Technology	5.0
Materials	4.6
Consumer Staples	4.0
Real Estate	0.8
Other	1.5
Utilities	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos High Income Opportunities Fund (Unaudited)

In our estimation, credit spreads reflect an outlook that is too sanguine. We are beginning to see a deterioration in fundamentals within the leveraged finance space. Although it is too early to determine if this is a wobble or a new trend forming, we are actively reducing exposure to credits we evaluate to be more exposed to a downturn in cyclical activity, those with weak contingent liquidity, or exposure to a rapid deterioration of asset value. Based on our fundamentally driven investment philosophy, we believe there are select high-yield issuers who are compensating investors well for associated risks, and we are maintaining allocations in those areas.

What closing thoughts do you have for Fund shareholders?

Progress on inflation and surprisingly resilient economic growth allowed the Federal Reserve to pause its rate-hiking campaign at its September and November meetings. The extended pause allows the committee to evaluate incoming data another six-weeks. It's clear the Fed is looking for continued improvement in PCE Core Services (ex-housing). However, the message between the September and November meetings changed. A recession is still not the base case for the Fed, as they aim for a soft landing. But apart from inflation, they have broadened the variables they are watching closely to determine whether an adequate level of restrictive policy has been met. Specifically, they are monitoring more balance in the labor market and a broader set of financial conditions driven by markets.

We agree that monetary policy is restrictive at current levels, as evidenced by trailing 12-month inflation (core PCE) below the fed funds' effective rate and real yields on Treasury Inflation Protected Securities well above 2% across the maturity spectrum. We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

We've seen fundamentals weaken modestly in levered credit. The traditional high-yield market experienced year-over-year declines in both revenue and EBITDA* through the end of the second calendar quarter of 2023 for the first time since 2020. Recall that prior quarter results looked healthier, with 7.5% year-over-year growth in EBITDA, but the aggregate results relied heavily on significant strength within the leisure, energy, and transportation industries. Although the direction of progress may have changed, aggregate leverage and interest coverage continue to look healthy in our evaluation. We will monitor the situation closely to determine if a new trend toward weakness is emerging or if results are becoming more volatile as the instability in input prices, labor costs, and consumer behavior impact outcomes. Credit spreads in both the investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

Regarding capital access, we believe developing private credit markets have ample capital available to fill the liquidity gap when banks and other traditional capital sources pull back. These new capital sources and low-cost, fixed-rate Covid-era

*  EBITDA stands for earnings before interest, taxes, depreciation, and amortization. It is a measure of a company's profitability that excludes the effects of its capital structure, tax strategy, and depreciation methods.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund (Unaudited)

debt are likely to extend the transmission lag that occurs before the Fed's monetary policy affects economic activity. Nevertheless, a recession is still a possibility as liquidity conditions continue receding.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos High Income Opportunities Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	5.22%	2.58%	2.77%
With Sales Charge	2.82	2.12	2.27
Class C Shares – Inception 12/21/00
Without Sales Charge	4.35	1.80	1.99
With Sales Charge	3.36	1.80	1.99
Class I Shares – Inception 3/1/02	5.48	2.83	3.03

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.40%, Class C shares is 2.15% and Class I shares is 1.15%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2024, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2000® Index measures the performance of the small-cap growth segment of the US equity universe. The Russell 2000® Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund (Unaudited)

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12 months ended October 31, 2023 ("annual period"), Calamos Short-Term Bond Fund returned 3.93% (Class I shares at net asset value), outperforming the 3.23% return of the Bloomberg 1-3 Year Government/Credit Bond Index.

Since its inception on September 19, 2018, the Fund gained 1.70% on an annualized basis (class I shares at net asset value) versus a 1.25% return for the Bloomberg 1-3 Year Government/Credit Index.

What factors influenced performance?

Recent economic data has generally exceeded economists' estimates, and some downtrodden areas continued to bounce back from the lows struck in the first half of 2023. Manufacturing surveys showed activity contracting, although measures improved slightly during the final months of the period. Consumer confidence—shaken by inflation, bank failures, higher interest expenses, and the resumption of student loan payments—is declining but remains well above its level from the middle of 2022. These developments occurred against a backdrop of falling inflation and stable employment conditions.

Despite improved data, there are some areas of concern. Leading economic indicators (LEI) contracted every month of the annual period, extending the streak of negative measures to 17 consecutive months. Historically, prolonged periods of weakness in LEI have preceded a recession. Given the way that strength in the housing sector has propelled economic growth in past cycles, it is concerning that housing activity is so depressed. The unemployment rate ticked up to 3.8%, driven by increased labor participation.

The Fed reacted to the mixed indicators with composure, adopting a more measured pace of adjusting policy with back-to-back pauses that allow additional data to inform their next move. Given the magnitude of past policy shifts and the variable lags of policy implementation, we welcome the Fed's more flexible approach. The Fed's research indicates that 9 to 12-month lags are typical before policy action affects economic imbalances, with longer time lags needed for the full impact. To keep it simple, the effective fed funds rate 12 months ago was 3.12%, and more than 200 basis points of additional tightening (at a minimum) has yet to impact the real economy.

Risk markets are reflecting less confidence in conditions. Equities retreated across market capitalizations in the last three months of the period: the S&P 500 Index lost -8.3%, the Russell 2000 Index returned -16.7%, and leveraged finance markets returned -2.1%. The move to higher market rates had an impact on the latter during the annual period. In our view, equity returns these last few months reflect growing doubts that earnings momentum can continue unimpeded. Results were also more mixed at the sector level, as company fundamentals and themes have exerted greater influence, and the Fed's activity became less forceful.

High yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. After increasing for most of the year, trailing 12-month defaults came in at 2.6% on a par-weighted basis. We expect this

OVERVIEW

Through its multi-sector fixed-income strategy, the fund invests predominantly in US issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

www.calamos.com

Calamos Short-Term Bond Fund (Unaudited)

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	57.2%
Asset Backed Securities	19.4
Bank Loans	7.8
U.S. Government and Agency Securities	7.6
Municipal Obligations	4.6
Sovereign Bonds	1.8

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

measure to climb and close the 2023 calendar year near the 3.0% average of the post-GFC era. The short-duration investment-grade universe was more stable, trading in a roughly 70 basis points range and closing the tighter period by 5 basis points at 96 over like-maturity Treasuries.

The Treasury yield curve unwound some of its heavy inversion, representing expectations that the zero interest rate policy of the post-GFC period was an outlier and that the resilience of the domestic consumer would push out the need for rate cuts mainly into the back half of 2024. Short-maturities of three and six-month bills rose by 141 and 103 basis points, respectively, tracking policy moves in the short term. All Treasury notes with maturities of two years and longer also moved to higher yields, as market pricing reflects a greater balance between the continuing normalization of inflation and the possibility of a recession. The Treasury sell-off was offset by healthy starting income levels and tighter spreads, which combined to deliver modestly positive returns during the annual period, with the Bloomberg 1-3 Year Government/Credit Index returning 3.2%.

The corporate component of the Bloomberg 1-3 Year Government/Credit Index led sectors with 4.2% returns, government-related securities returned 3.3%, and Treasuries trailed at 2.9%. The Fund held an overweight in corporate debt over the reporting period. As a result, higher returns among corporate bonds supported performance, as did security selection among non-financial issuers. Security selection among Treasury positions detracted from performance. Over the long term, we continue to favor an overweight to corporate bonds, asset-backed securities, and taxable municipal bonds in the Fund, as the additional yield in short-duration securities has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 2.0 years versus the 1.8-year duration of the Bloomberg 1-3 Year Government/Credit Index. The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. These overweights have resulted in a lower overall credit quality of A- compared to the AA- quality of the benchmark. Strong starting yields, and a move to higher Treasury rates and slightly tighter spreads, led to positive, below-carry returns. The rotation of Treasury yields in short-dated maturities, coupled with the tightening of credit spreads in risk assets, led to positive Fund returns, ahead of the benchmark and in line with the peer group average return. Although the Fund remains overweight corporate bonds and asset-backed securities, the weighting of corporate bonds was decreased over the annual period in favor of increasing the allocation to asset-backed securities. The corporate bond reductions largely occurred in financial sectors. The term loan positions are floating rate, which has helped mitigate exposure to increases in short-term interest rates. The Fund continues to hold underweight positions in both Treasuries and Agencies. Within the corporate bond allocation, our largest overweights reside in the consumer cyclical and technology sectors.

Positioning Implications

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's expectations for its forward rate path. However, Powell noted multiple times that the dot plots released quarterly should be viewed as a snapshot in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. We have been gradually increasing portfolio durations in expectation of peak-Fed policy rates and a greater likelihood that the next rate move will be a cut. This positioning leaves us modestly long the benchmark duration

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund (Unaudited)

in Calamos Short-Term Bond Fund. This shift has also led to selective reductions of our leveraged loan positions, although we maintain a significant loan allocation across mandates based on relative value and seniority considerations.

In our estimation, credit spreads reflect an outlook that is too sanguine. We are beginning to see a deterioration in fundamentals within the leveraged finance space. Although it is too early to determine if this is a wobble or a new trend forming, we are actively reducing exposure to credits we evaluate to be more exposed to a downturn in cyclical activity, those with weak contingent liquidity, or exposure to a rapid deterioration of asset value. Based on our fundamentally driven investment philosophy, we believe there are select high-yield issuers who are compensating investors well for associated risks, and we are maintaining allocations in those areas.

What closing thoughts do you have for Fund shareholders?

Progress on inflation and surprisingly resilient economic growth allowed the Federal Reserve to pause its rate-hiking campaign at its September and November meetings. The extended pause allows the committee to evaluate incoming data for another six-weeks. It's clear the Fed is looking for continued improvement in PCE Core Services (ex-housing). However, the message between the September and November meetings changed. A recession is still not the base case for the Fed, as they aim for a soft landing. But apart from inflation, they have broadened the variables they are watching closely to determine whether an adequate level of restrictive policy has been met. Specifically, they are monitoring more balance in the labor market and a broader set of financial conditions driven by markets.

We agree that monetary policy is currently restrictive, as evidenced by trailing 12-month inflation (core PCE) below the fed funds' effective rate and real yields on Treasury Inflation Protected Securities well above 2% across the maturity spectrum. We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

We've seen fundamentals weaken modestly in levered credit. The traditional high-yield market experienced year-over-year declines in both revenue and EBITDA* through the end of the second calendar quarter of 2023 for the first time since 2020. Recall that prior quarter results looked healthier, with 7.5% year-over-year growth in EBITDA, but the aggregate results relied heavily on significant strength within the leisure, energy, and transportation industries. Although the direction of progress may have changed, aggregate leverage and interest coverage continue to look healthy in our evaluation. We will monitor the situation closely to determine if a new trend toward weakness is emerging or results are becoming more volatile as the instability in input prices, labor costs, and consumer behavior impact outcomes. Credit spreads in both the investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

Regarding capital access, we believe developing private credit markets have ample capital available to fill the liquidity gap when banks and other traditional capital

*  EBITDA stands for earnings before interest, taxes, depreciation, and amortization. It is a measure of a company's profitability that excludes the effects of its capital structure, tax strategy, and depreciation methods.

www.calamos.com

Calamos Short-Term Bond Fund (Unaudited)

sources pull back. These new capital sources and low-cost, fixed-rate Covid-era debt are likely to extend the transmission lag before the Fed's monetary policy affects economic activity. Nevertheless, a recession is still a possibility as liquidity conditions continue receding.

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	3.79%	1.48%	1.47%
With Sales Charge	1.50	1.02	1.02
Class I Shares – Inception 9/19/18	3.93	1.71	1.70

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 0.63%, and Class I shares is 0.38%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares.

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg 1-3 Year Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg US 1-3 Year Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2000® Index measures the performance of the small-cap growth segment of the US equity universe. The Russell 2000® Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2023 to October 31, 2023, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2023 to October 31, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2023 and held through October 31, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.02	$9.83	$4.75	$4.34
Actual – Ending Balance	$1,025.40	$1,021.30	$1,026.30	$1,026.00
Hypothetical Expenses per $1,000*	$6.01	$9.80	$4.74	$4.33
Hypothetical – Ending Value	$1,019.26	$1,015.48	$1,020.52	$1,020.92
Annualized expense ratio(1),(2)	1.18%	1.93%	0.93%	0.85%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000**	$5.94	$9.73	$4.67	$—
Actual – Ending Balance	$1,015.20	$1,011.10	$1,015.70	$—
Hypothetical Expenses per $1,000**	$5.96	$9.75	$4.69	$—
Hypothetical – Ending Value	$1,019.31	$1,015.53	$1,020.57	$—
Annualized expense ratio	1.17%	1.92%	0.92%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000**	$11.92	$15.63	$10.68	$—
Actual – Ending Balance	$979.00	$975.10	$980.00	$—
Hypothetical Expenses per $1,000**	$12.13	$15.90	$10.87	$—
Hypothetical – Ending Value	$1,013.16	$1,009.38	$1,014.42	$—
Annualized expense ratio(2)	2.39%	3.14%	2.14%	—
CALAMOS MERGER ARBITRAGE FUND(a)
Actual Expenses per $1,000	$1.30	$1.94	$1.08	$—
Actual – Ending Balance	$973.00	$972.00	$973.00	$—
Hypothetical Expenses per $1,000	$1.32	$1.97	$1.10	$—
Hypothetical – Ending Value	$1,003.07	$1,002.41	$1,003.29	$—
Annualized expense ratio(3)	1.50%	2.25%	1.25%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000**	$5.64	$9.36	$4.34	$—
Actual – Ending Balance	$979.30	$975.60	$980.50	$—
Hypothetical Expenses per $1,000**	$5.75	$9.55	$4.43	$—
Hypothetical – Ending Value	$1,019.51	$1,015.73	$1,020.82	$—
Annualized expense ratio	1.13%	1.88%	0.87%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000**	$6.67	$10.46	$5.42	$—
Actual – Ending Balance	$989.90	$985.60	$990.20	$—
Hypothetical Expenses per $1,000**	$6.77	$10.61	$5.50	$—
Hypothetical – Ending Value	$1,018.50	$1,014.67	$1,019.76	$—
Annualized expense ratio(3)	1.33%	2.09%	1.08%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.24	$9.82	$5.04	$4.46
Actual – Ending Balance	$903.20	$899.60	$904.10	$904.50
Hypothetical Expenses per $1,000*	$6.61	$10.41	$5.35	$4.74
Hypothetical – Ending Value	$1,018.65	$1,014.87	$1,019.91	$1,020.52
Annualized expense ratio(3)	1.30%	2.05%	1.05%	0.93%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(a)  September 29, 2023 (commencement of operations) through October 31, 2023. Expenses for all Fund Classes of the Calamos Merger Arbitrage Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 32/365.

(1)  Annualized Expense Ratios for Market Neutral Income Fund are adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)  Includes 0.17% and 0.74% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)  Annualized Expense Ratios for Merger Arbitrage Fund, Global Convertible Fund, Timpani Small Cap Growth Fund are adjusted to reflect an expense limitation agreement.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2023 and held through October 31, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000***	$6.58	$—	$5.36	$5.22
Actual – Ending Balance	$934.20	$—	$935.00	$936.00
Hypothetical Expenses per $1,000***	$6.87	$—	$5.60	$5.45
Hypothetical – Ending Value	$1,018.40	$—	$1,019.66	$1,019.81
Annualized expense ratio(4)	1.35%	—	1.10%	1.07%
CALAMOS GROWTH FUND
Actual Expenses per $1,000**	$6.77	$10.62	$5.48	$—
Actual – Ending Balance	$1,049.80	$1,045.70	$1,050.90	$—
Hypothetical Expenses per $1,000**	$6.67	$10.46	$5.40	$—
Hypothetical – Ending Value	$1,018.60	$1,014.82	$1,019.86	$—
Annualized expense ratio	1.31%	2.06%	1.06%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$8.13	$11.94	$6.82	$5.86
Actual – Ending Balance	$1,003.20	$999.50	$1,004.70	$1,005.10
Hypothetical Expenses per $1,000*	$8.19	$12.03	$6.87	$5.90
Hypothetical – Ending Value	$1,017.09	$1,013.26	$1,018.40	$1,019.36
Annualized expense ratio	1.61%	2.37%	1.35%	1.16%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000**	$6.82	$10.53	$5.56	$—
Actual – Ending Balance	$1,002.80	$999.30	$1,004.80	$—
Hypothetical Expenses per $1,000**	$6.87	$10.61	$5.60	$—
Hypothetical – Ending Value	$1,018.40	$1,014.67	$1,019.66	$—
Annualized expense ratio(4)	1.35%	2.09%	1.10%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000**	$5.85	$9.64	$4.58	$—
Actual – Ending Balance	$1,017.60	$1,013.20	$1,018.10	$—
Hypothetical Expenses per $1,000**	$5.85	$9.65	$4.58	$—
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,020.67	$—
Annualized expense ratio(4)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$5.76	$9.35	$4.57	$3.99
Actual – Ending Balance	$905.80	$902.00	$906.70	$907.20
Hypothetical Expenses per $1,000*	$6.11	$9.91	$4.84	$4.23
Hypothetical – Ending Value	$1,019.16	$1,015.38	$1,020.42	$1,021.02
Annualized expense ratio(4)	1.20%	1.95%	0.95%	0.83%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000**	$6.25	$9.89	$5.03	$—
Actual – Ending Balance	$937.00	$933.10	$938.20	$—
Hypothetical Expenses per $1,000**	$6.51	$10.31	$5.24	$—
Hypothetical – Ending Value	$1,018.75	$1,014.97	$1,020.01	$—
Annualized expense ratio(4)	1.28%	2.03%	1.03%	—

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(4)  Annualized Expense Ratios for Timpani SMID Growth Fund, Dividend Growth Fund, Select Fund, International Growth Fund and Evolving World Growth Fund are adjusted to reflect an expense limitation agreement.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2023 and held through October 31, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.11	$10.91	$5.72	$5.31
Actual – Ending Balance	$987.70	$984.70	$989.10	$989.10
Hypothetical Expenses per $1,000*	$7.22	$11.07	$5.80	$5.40
Hypothetical – Ending Value	$1,018.05	$1,014.22	$1,019.46	$1,019.86
Annualized expense ratio(5)	1.42%	2.18%	1.14%	1.06%
CALAMOS GLOBAL OPPORTUNITIES FUND
Actual Expenses per $1,000**	$6.05	$9.75	$4.81	$—
Actual – Ending Balance	$966.30	$963.70	$967.80	$—
Hypothetical Expenses per $1,000**	$6.21	$10.01	$4.94	$—
Hypothetical – Ending Value	$1,019.06	$1,015.27	$1,020.32	$—
Annualized expense ratio(5)	1.22%	1.97%	0.97%	—
CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.63	$9.92	$5.37	$5.12
Actual – Ending Balance	$933.20	$930.20	$935.70	$935.70
Hypothetical Expenses per $1,000*	$6.92	$10.36	$5.60	$5.35
Hypothetical – Ending Value	$1,018.35	$1,014.92	$1,019.66	$1,019.91
Annualized expense ratio(5)	1.36%	2.04%	1.10%	1.05%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000**	$4.40	$8.06	$3.18	$—
Actual – Ending Balance	$941.10	$938.60	$943.40	$—
Hypothetical Expenses per $1,000**	$4.58	$8.39	$3.31	$—
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,021.93	$—
Annualized expense ratio(5)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000**	$5.05	$8.82	$3.79	$—
Actual – Ending Balance	$1,003.90	$999.70	$1,003.80	$—
Hypothetical Expenses per $1,000**	$5.09	$8.89	$3.82	$—
Hypothetical – Ending Value	$1,020.16	$1,016.38	$1,021.42	$—
Annualized expense ratio(5)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000****	$3.23	$—	$1.97	$—
Actual – Ending Balance	$1,002.20	$—	$1,003.50	$—
Hypothetical Expenses per $1,000****	$3.26	$—	$1.99	$—
Hypothetical – Ending Value	$1,021.98	$—	$1,023.24	$—
Annualized expense ratio(5)	0.64%	—	0.39%	—

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

****  Expenses for all Fund Classes A and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(5)  Annualized Expense Ratios for Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (37.6%)
		Communication Services (3.1%)
50,000,000	EUR	America Movil, BV 0.000%, 03/02/24	$54,766,742
7,500,000		Bandwidth, Inc. 0.500%, 04/01/28~	4,603,275
3,000,000		0.250%, 03/01/26	2,352,120
12,000,000		Bilibili, Inc.~ 1.375%, 04/01/26	11,877,240
10,000,000	EUR	Cellnex Telecom, SA 0.750%, 11/20/31	7,810,791
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	6,529,573
10,000,000		JOYY, Inc.~ 1.375%, 06/15/26	9,549,700
15,000,000		Live Nation Entertainment, Inc.~*^ 3.125%, 01/15/29	15,114,900
20,000,000		Lyft, Inc.~ 1.500%, 05/15/25	18,324,000
15,000,000		Match Group Financeco 2, Inc.~* 0.875%, 06/15/26	12,904,050
15,000,000		Match Group Financeco 3, Inc.~* 2.000%, 01/15/30	12,190,050
7,707,000		Perficient, Inc. 0.125%, 11/15/26	6,169,376
80,040,000		Sea, Ltd.~ 0.250%, 09/15/26	63,646,207
9,614,000		1.000%, 12/01/24	10,506,660
70,897,000		Snap, Inc. 0.000%, 05/01/27~	52,807,630
40,000,000		0.125%, 03/01/28	27,447,600
14,970,000		0.750%, 08/01/26~	13,215,815
10,000,000		0.250%, 05/01/25~	9,378,200
20,000,000		TechTarget, Inc. 0.000%, 12/15/26	15,912,600
15,000,000		TripAdvisor, Inc.~ 0.250%, 04/01/26	12,773,100
4,153,000		World Wrestling Entertainment, Inc. 3.375%, 12/15/23	13,632,472
20,000,000		Ziff Davis, Inc.^ 1.750%, 11/01/26	18,116,400
18,000,000		Zillow Group, Inc.~ 0.750%, 09/01/24	18,640,440
15,000,000		1.375%, 09/01/26	15,756,300
			434,025,241
		Consumer Discretionary (7.6%)
91,893,000		Airbnb, Inc.~ 0.000%, 03/15/26	79,616,095
2,800,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	4,269,748
PRINCIPAL AMOUNT			VALUE
22,500,000		Carnival Corp.~ 5.750%, 10/01/24	$29,124,000
20,000,000		5.750%, 12/01/27*^	23,696,400
3,009,000		Cheesecake Factory, Inc.~ 0.375%, 06/15/26	2,500,449
13,457,000		Chegg, Inc.~ 0.125%, 03/15/25	12,019,793
7,500,000		Cracker Barrel Old Country Store, Inc.~ 0.625%, 06/15/26	6,217,350
35,000,000	EUR	Delivery Hero, SE 1.500%, 01/15/28	26,029,003
30,000,000		DISH Network Corp. 0.000%, 12/15/25	18,406,200
75,956,000		DraftKings Holdings, Inc.~ 0.000%, 03/15/28	56,378,341
60,000,000		Etsy, Inc.~ 0.250%, 06/15/28	44,374,200
30,000,000		0.125%, 10/01/26	29,873,100
18,500,000		Farfetch, Ltd.~ 3.750%, 05/01/27	9,036,140
30,000,000		Fiverr International, Ltd.~ 0.000%, 11/01/25	25,853,100
10,000,000		Ford Motor Company~^ 0.000%, 03/15/26	9,128,100
6,500,000		Groupon, Inc.~ 1.125%, 03/15/26	3,323,450
15,000,000		Guess?, Inc.~* 3.750%, 04/15/28	15,655,050
15,000,000		Li Auto, Inc.~ 0.250%, 05/01/28	20,373,900
10,000,000		Liberty Broadband Corp.~* 3.125%, 03/31/53	9,920,500
50,000,000		Lucid Group, Inc.~* 1.250%, 12/15/26	27,558,000
13,000,000		Luminar Technologies, Inc.~* 1.250%, 12/15/26	7,579,520
10,000,000		Marriott Vacations Worldwide Corp.~ 3.250%, 12/15/27*^	8,478,700
7,000,000		0.000%, 01/15/26	6,034,210
20,000,000		Meituan 0.000%, 04/27/27	17,905,000
15,000,000		NIO, Inc. 4.625%, 10/15/30*	13,418,250
15,000,000		3.875%, 10/15/29*	13,423,650
10,199,000		0.500%, 02/01/27~	8,871,396
10,000,000		0.000%, 02/01/26~	9,742,000
20,000,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	17,218,055
17,000,000		PDD Holdings, Inc.~ 0.000%, 12/01/25^	16,869,440
6,750,000		0.000%, 10/01/24	16,100,370
47,500,000		Peloton Interactive, Inc.~^ 0.000%, 02/15/26	35,071,625

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
5,000,000		Porch Group, Inc.~* 0.750%, 09/15/26	$723,350
37,500,000		Rivian Automotive, Inc.* 4.625%, 03/15/29~^	39,531,750
35,000,000		3.625%, 10/15/30	31,796,450
30,000,000		Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	54,858,600
10,245,000		Shake Shack, Inc.~ 0.000%, 03/01/28	7,576,382
10,833,000		Stride, Inc.~^ 1.125%, 09/01/27	12,846,421
16,822,000		Tesla, Inc.~ 2.000%, 05/15/24	163,850,486
7,500,000		Vail Resorts, Inc.^ 0.000%, 01/01/26	6,566,550
11,632,000		Vroom, Inc.~ 0.750%, 07/01/26	6,132,390
45,000,000		Wayfair, Inc. 3.500%, 11/15/28~*	52,285,050
25,000,000		1.000%, 08/15/26^	18,874,750
23,055,000		3.250%, 09/15/27	22,216,720
12,590,000		0.625%, 10/01/25	10,709,180
7,029,000		Wynn Macau, Ltd.~* 4.500%, 03/07/29	7,170,424
			1,059,203,638
		Consumer Staples (0.4%)
11,500,000		Beauty Health Company~* 1.250%, 10/01/26	8,624,425
36,755,000		Beyond Meat, Inc.~ 0.000%, 03/15/27	7,395,473
5,500,000		Enovis Corp.*^ 3.875%, 10/15/28	5,746,125
8,000,000		Freshpet, Inc.~* 3.000%, 04/01/28	8,578,080
15,000,000		Post Holdings, Inc. 2.500%, 08/15/27	14,318,550
610,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	5,199,337
			49,861,990
		Energy (1.4%)
15,000,000		Chesapeake Energy Corp. 0.000%, 09/15/26	337,500
5,000,000		Northern Oil & Gas, Inc.^ 3.625%, 04/15/29	5,905,350
71,500,000		Pioneer Natural Resources Company~ 0.250%, 05/15/25	182,465,855
6,000,000		World Kinect Corp.* 3.250%, 07/01/28	5,376,600
			194,085,305
		Financials (0.7%)
50,000,000		Coinbase Global, Inc.~ 0.500%, 06/01/26	37,943,500
PRINCIPAL AMOUNT			VALUE
20,000,000		JPMorgan Chase Bank NA 0.000%, 12/28/23	$19,806,000
75,000,000	HKD	Link CB, Ltd. 4.500%, 12/12/27	9,409,444
10,000,000		SoFi Technologies, Inc.~* 0.000%, 10/15/26	7,575,500
5,000,000		Starwood Property Trust, Inc. 6.750%, 07/15/27	4,834,900
15,000,000		Ventas Realty, LP~* 3.750%, 06/01/26	14,775,150
			94,344,494
		Health Care (3.5%)
30,000,000		Alnylam Pharmaceuticals, Inc.^ 1.000%, 09/15/27	26,035,800
10,000,000		Amphastar Pharmaceuticals, Inc.* 2.000%, 03/15/29	9,811,600
8,500,000		Ascendis Pharma, A/S~ 2.250%, 04/01/28	7,571,630
10,000,000		Bridgebio Pharma, Inc.~ 2.500%, 03/15/27	9,497,900
10,000,000		2.250%, 02/01/29	7,359,500
3,759,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	2,099,627
25,000,000		CONMED Corp.~ 2.250%, 06/15/27	23,403,750
3,188,000		CryoPort, Inc.~* 0.750%, 12/01/26	2,522,824
40,000,000		Dexcom, Inc.~ 0.375%, 05/15/28*	35,282,400
30,000,000		0.750%, 12/01/23	64,689,000
9,000,000		Envista Holdings Corp.* 1.750%, 08/15/28	7,787,160
37,000,000		Halozyme Therapeutics, Inc. 1.000%, 08/15/28	32,553,710
10,000,000		Innoviva, Inc. 2.125%, 03/15/28	8,157,400
5,000,000		2.500%, 08/15/25~	4,889,200
9,000,000		Insmed, Inc.~ 0.750%, 06/01/28	8,747,820
27,500,000		Insulet Corp.~ 0.375%, 09/01/26	25,474,625
8,501,000		Integer Holdings Corp.~* 2.125%, 02/15/28	9,357,731
5,000,000		Intercept Pharmaceuticals, Inc. 2.000%, 05/15/26	4,938,750
17,366,000		Ionis Pharmaceuticals, Inc.~* 1.750%, 06/15/28	17,940,120
9,500,000		Ironwood Pharmaceuticals, Inc. 1.500%, 06/15/26~	9,148,310
5,000,000		0.750%, 06/15/24	4,912,800
19,500,000		Jazz Investments I, Ltd.~ 2.000%, 06/15/26	19,796,985

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
5,000,000	Lantheus Holdings, Inc.~* 2.625%, 12/15/27	$5,547,600
7,250,000	Livongo Health, Inc.~ 0.875%, 06/01/25	6,626,355
5,000,000	Mesa Laboratories, Inc.~ 1.375%, 08/15/25	4,448,750
10,000,000	Natera, Inc.~ 2.250%, 05/01/27	12,190,800
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,226,700
12,910,000	NextGen Healthcare, Inc.* 3.750%, 11/15/27	14,521,813
12,500,000	Omnicell, Inc.~ 0.250%, 09/15/25	11,112,125
4,000,000	Revance Therapeutics, Inc.~ 1.750%, 02/15/27	3,007,080
45,000,000	Sarepta Therapeutics, Inc.^ 1.250%, 09/15/27	38,319,750
8,000,000	Shockwave Medical, Inc.* 1.000%, 08/15/28	7,756,880
12,500,000	SmileDirectClub, Inc.*@ 0.000%, 02/01/26	202,625
5,000,000	Tabula Rasa HealthCare, Inc.~ 1.750%, 02/15/26	4,948,550
16,250,000	Teladoc Health, Inc.~ 1.250%, 06/01/27	12,686,863
5,000,000	TransMedics Group, Inc.~*^ 1.500%, 06/01/28	3,870,000
10,500,000	Veradigm, Inc.~ 0.875%, 01/01/27	11,862,900
		486,307,433
	Industrials (1.6%)
5,000,000	Advanced Energy Industries, Inc.*^ 2.500%, 09/15/28	4,621,500
5,000,000	Air Transport Services Group, Inc.* 3.875%, 08/15/29	4,617,450
17,500,000	American Airlines Group, Inc.~^ 6.500%, 07/01/25	17,714,900
10,000,000	Axon Enterprise, Inc.~*^ 0.500%, 12/15/27	10,788,100
11,000,000	Bloom Energy Corp.~* 3.000%, 06/01/28	9,505,760
15,000,000	Chart Industries, Inc.~ 1.000%, 11/15/24	30,286,500
17,500,000	Fluor Corp.*^ 1.125%, 08/15/29	16,894,325
7,000,000	Granite Construction, Inc.~* 3.750%, 05/15/28	7,547,330
6,600,000	Greenbrier Companies, Inc.~ 2.875%, 04/15/28	5,724,312
PRINCIPAL AMOUNT			VALUE
20,000,000		John Bean Technologies Corp.~ 0.250%, 05/15/26	$17,998,200
16,467,000		Middleby Corp.~^ 1.000%, 09/01/25	17,104,438
15,000,000	EUR	Safran, SA 0.875%, 05/15/27	24,226,740
20,000,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	17,338,202
4,000,000		Stem, Inc.~* 0.500%, 12/01/28	2,105,960
7,500,000		Tetra Tech, Inc.*^ 2.250%, 08/15/28	7,265,175
35,000,000		Upwork, Inc.~ 0.250%, 08/15/26	28,764,400
15,000,000		Virgin Galactic Holdings, Inc.~* 2.500%, 02/01/27	5,314,350
			227,817,642
		Information Technology (16.6%)
20,000,000		3D Systems Corp. 0.000%, 11/15/26	13,755,400
30,056,000		Affirm Holdings, Inc. 0.000%, 11/15/26	21,663,764
83,500,000		Akamai Technologies, Inc. 0.375%, 09/01/27~^	85,058,945
55,000,000		0.125%, 05/01/25~	63,663,600
20,000,000		1.125%, 02/15/29*	19,690,200
10,000,000		Altair Engineering, Inc. 1.750%, 06/15/27	10,515,700
10,000,000		Alteryx, Inc.~ 1.000%, 08/01/26	8,817,100
10,000,000		0.500%, 08/01/24	9,571,100
16,398,000		Bentley Systems, Inc.~ 0.125%, 01/15/26	15,651,727
15,000,000		BigCommerce Holdings, Inc. 0.250%, 10/01/26	11,810,250
50,000,000		BILL Holdings, Inc. 0.000%, 12/01/25~	47,523,000
20,000,000		0.000%, 04/01/27^	15,872,600
50,000,000		Blackline, Inc.~ 0.000%, 03/15/26	42,725,000
24,000,000		0.125%, 08/01/24	23,275,680
60,000,000		Block, Inc. 0.125%, 03/01/25~^	55,376,400
20,000,000		0.250%, 11/01/27^	14,982,600
17,000,000		0.000%, 05/01/26~	14,104,390
25,000,000		Box, Inc.~ 0.000%, 01/15/26	27,416,750
20,000,000		Ceridian HCM Holding, Inc.~ 0.250%, 03/15/26	17,408,400
60,000,000		Cloudflare, Inc.~ 0.000%, 08/15/26	50,425,200
59,700,000		Confluent, Inc.~ 0.000%, 01/15/27	48,185,064

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
10,000,000	CSG Systems International, Inc.* 3.875%, 09/15/28	$9,326,000
15,000,000	CyberArk Software, Ltd.~^ 0.000%, 11/15/24	17,172,000
20,000,000	Datadog, Inc.~ 0.125%, 06/15/25	22,024,800
62,500,000	DigitalOcean Holdings, Inc.~ 0.000%, 12/01/26	47,028,750
27,750,000	Dropbox, Inc.~^ 0.000%, 03/01/28	25,741,455
23,000,000	0.000%, 03/01/26	21,509,830
16,000,000	Enphase Energy, Inc.~ 0.000%, 03/01/28^	11,870,880
10,000,000	0.000%, 03/01/26	8,528,300
10,000,000	Envestnet, Inc.~ 2.625%, 12/01/27*	8,580,600
6,000,000	0.750%, 08/15/25	5,457,120
8,000,000	Everbridge, Inc.~ 0.000%, 03/15/26	6,742,960
50,000,000	Fastly, Inc.~ 0.000%, 03/15/26	42,077,000
15,000,000	Five9, Inc.~ 0.500%, 06/01/25	13,726,650
20,000,000	Guidewire Software, Inc.~ 1.250%, 03/15/25	20,330,400
5,000,000	Impinj, Inc.~ 1.125%, 05/15/27	4,603,450
15,000,000	Infinera Corp. 3.750%, 08/01/28*	12,151,950
6,000,000	3.750%, 08/01/28	4,694,700
13,000,000	Insight Enterprises, Inc.~ 0.750%, 02/15/25	27,339,000
10,000,000	Interdigital, Inc.~ 3.500%, 06/01/27	11,217,000
15,000,000	Itron, Inc.~ 0.000%, 03/15/26	12,715,200
15,000,000	Jamf Holding Corp. 0.125%, 09/01/26	12,443,700
8,000,000	Lenovo Group, Ltd. 3.375%, 01/24/24	11,618,480
8,000,000	2.500%, 08/26/29	9,599,040
17,500,000	LivePerson, Inc.~ 0.000%, 12/15/26	11,409,475
50,500,000	Lumentum Holdings, Inc. 0.500%, 12/15/26~	41,204,465
12,500,000	0.500%, 06/15/28	8,771,125
10,000,000	1.500%, 12/15/29~*	8,295,300
10,000,000	0.250%, 03/15/24	9,785,400
10,000,000	Marathon Digital Holdings, Inc. 1.000%, 12/01/26	7,214,400
29,523,000	MicroStrategy, Inc.~ 0.000%, 02/15/27	21,409,785
7,000,000	Model N, Inc.~* 1.875%, 03/15/28	6,233,080
PRINCIPAL AMOUNT		VALUE
65,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	$111,762,650
40,000,000	NCL Corp., Ltd. 1.125%, 02/15/27	31,021,600
20,000,000	Nice Systems, Inc.~ 1.250%, 01/15/24	36,903,800
10,000,000	Nova, Ltd.~ 0.000%, 10/15/25	13,267,800
14,984,000	Nutanix, Inc. 0.250%, 10/01/27	13,508,675
38,500,000	Okta, Inc.~ 0.375%, 06/15/26	33,018,755
22,500,000	0.125%, 09/01/25	20,144,700
70,000,000	ON Semiconductor Corp.~ 0.000%, 05/01/27	91,641,900
35,000,000	0.500%, 03/01/29*^	30,769,900
10,000,000	PagerDuty, Inc.* 1.500%, 10/15/28	9,821,800
100,000,000	Palo Alto Networks, Inc.~ 0.375%, 06/01/25	244,202,000
22,500,000	Pegasystems, Inc.~ 0.750%, 03/01/25	20,691,450
12,500,000	Progress Software Corp.~ 1.000%, 04/15/26	12,712,125
2,000,000	PROS Holdings, Inc.~ 2.250%, 09/15/27	1,983,740
30,625,000	Q2 Holdings, Inc.~ 0.125%, 11/15/25	26,851,388
19,500,000	Rapid7, Inc. 0.250%, 03/15/27~	16,718,910
10,000,000	1.250%, 03/15/29*	9,674,200
7,500,000	Repay Holdings Corp.~* 0.000%, 02/01/26	6,002,625
41,100,000	RingCentral, Inc.~ 0.000%, 03/15/26	34,241,232
2,353,000	0.000%, 03/01/25	2,152,242
20,000,000	Seagate HDD Cayman* 3.500%, 06/01/28	20,746,800
17,500,000	Shift4 Payments, Inc.~ 0.500%, 08/01/27	13,792,800
15,000,000	0.000%, 12/15/25^	13,660,500
15,000,000	Shopify, Inc.~ 0.125%, 11/01/25	13,226,400
39,500,000	Splunk, Inc. 1.125%, 09/15/25~	42,465,265
35,000,000	1.125%, 06/15/27	33,085,150
75,000,000	Spotify USA, Inc.~ 0.000%, 03/15/26	64,215,000
15,000,000	Teradyne, Inc.~ 1.250%, 12/15/23	39,552,900
85,074,000	Unity Software, Inc. 0.000%, 11/15/26	66,670,792
10,000,000	Varonis Systems, Inc.~ 1.250%, 08/15/25	12,347,500

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
10,000,000		Verint Systems, Inc.~ 0.250%, 04/15/26	$8,440,000
5,000,000		Veritone, Inc. 1.750%, 11/15/26	1,751,850
10,000,000		Vishay Intertechnology, Inc.* 2.250%, 09/15/30	9,155,200
26,500,000		Western Digital Corp.~ 1.500%, 02/01/24	26,197,105
12,466,000		Wix.com, Ltd. 0.000%, 08/15/25	11,054,350
20,000,000		Wolfspeed, Inc. 1.875%, 12/01/29*^	11,946,400
17,500,000		1.750%, 05/01/26~	17,504,025
15,000,000		0.250%, 02/15/28^	9,249,600
17,862,000		Workiva, Inc. 1.250%, 08/15/28*^	16,224,412
7,516,000		1.125%, 08/15/26	9,286,168
			2,305,978,874
		Materials (0.2%)
14,304,000		Amyris, Inc.@ 1.500%, 11/15/26	1,530,957
10,000,000		ATI, Inc.~ 3.500%, 06/15/25	24,741,600
3,124,000		Lithium Americas Argentina Corp. 1.750%, 01/15/27	2,109,012
			28,381,569
		Other (0.1%)
10,000,000		QIAGEN, NV 0.000%, 12/17/27	8,874,200
10,000,000		Upstart Holdings, Inc. 0.250%, 08/15/26	6,371,500
			15,245,700
		Real Estate (0.5%)
20,000,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	22,676,782
12,500,000		Opendoor Technologies, Inc.~* 0.250%, 08/15/26	8,094,375
35,000,000		Redfin Corp.~ 0.500%, 04/01/27	19,988,850
25,000,000		Welltower OP, LLC~* 2.750%, 05/15/28	25,683,250
			76,443,257
		Utilities (1.9%)
25,000,000		Alliant Energy Corp.* 3.875%, 03/15/26	24,435,750
39,542,000		American Water Capital Corp.~*^ 3.625%, 06/15/26	38,069,851
25,000,000		CenterPoint Energy, Inc.* 4.250%, 08/15/26	24,465,500
15,040,000		CMS Energy Corp.~* 3.375%, 05/01/28	14,240,474
PRINCIPAL AMOUNT		VALUE
40,000,000	Duke Energy Corp.~*^ 4.125%, 04/15/26	$38,959,600
30,000,000	Firstenergy Corp.~* 4.000%, 05/01/26	29,176,800
12,500,000	NextEra Energy Partners, LP~* 0.000%, 06/15/24	11,929,125
5,000,000	NRG Energy, Inc. 2.750%, 06/01/48	5,612,250
21,922,000	PPL Capital Funding, Inc.~*^ 2.875%, 03/15/28	20,104,228
60,000,000	Southern Company~*^ 3.875%, 12/15/25	58,948,800
8,000,000	Sunnova Energy International, Inc. 2.625%, 02/15/28	3,840,320
		269,782,698
	TOTAL CONVERTIBLE BONDS (Cost $5,429,729,442)	5,241,477,841
CORPORATE BONDS (1.7%)
	Airlines (0.0%)
2,248,512	Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets, Ltd.~* 6.500%, 06/20/27	2,222,654
	Communication Services (0.1%)
3,257,000	Comcast Corp.~ 3.375%, 08/15/25	3,136,198
3,000,000	5.250%, 11/07/25	2,985,960
3,214,000	Netflix, Inc.~* 3.625%, 06/15/25	3,101,767
2,500,000	Verizon Communications, Inc.~^ 1.450%, 03/20/26	2,261,400
		11,485,325
	Consumer Discretionary (0.2%)
5,000,000	American Honda Finance Corp.~ 4.750%, 01/12/26	4,914,150
5,000,000	AutoZone, Inc. 5.050%, 07/15/26	4,918,700
4,000,000	BorgWarner, Inc.* 5.000%, 10/01/25	3,916,560
5,000,000	Cargill, Inc.~* 4.875%, 10/10/25	4,950,300
5,000,000	General Motors Financial Company, Inc. 1.250%, 01/08/26	4,482,450
5,000,000	Lowe's Companies, Inc.~^ 4.400%, 09/08/25	4,890,650
1,859,000	VF Corp.~ 2.400%, 04/23/25	1,750,825
		29,823,635

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.1%)
5,000,000	Dollar General Corp.~ 4.150%, 11/01/25	$4,820,800
5,000,000	General Mills, Inc.~^ 5.241%, 11/18/25	4,948,650
		9,769,450
	Energy (0.2%)
5,000,000	Enterprise Products Operating, LLC~ 5.050%, 01/10/26	4,942,450
5,000,000	MPLX, LP~ 4.875%, 06/01/25	4,904,350
9,000,000	PDC Energy, Inc. 5.750%, 05/15/26	8,970,750
3,000,000	Williams Companies, Inc.~ 5.400%, 03/02/26	2,965,920
		21,783,470
	Financials (0.5%)
5,000,000	Bank of America Corp.~‡ 1.530%, 12/06/25 SOFR + 0.65%	4,724,300
5,000,000	Bank of Montreal 4.250%, 09/14/24~	4,923,550
1,000,000	5.200%, 12/12/24	991,660
5,000,000	Bank of NY Mellon Corp.~‡ 4.414%, 07/24/26 SOFR + 1.35%	4,856,900
3,500,000	Citizens Bank NA~‡ 6.064%, 10/24/25 SOFR + 1.45%	3,354,260
5,000,000	Huntington National Bank~‡ 5.699%, 11/18/25 SOFR + 1.22%	4,858,600
2,000,000	Intercontinental Exchange, Inc.~ 3.650%, 05/23/25	1,934,560
5,000,000	JPMorgan Chase & Company~‡ 2.595%, 02/24/26 SOFR + 0.92%	4,766,700
5,000,000	Mondelez International Holdings Netherlands, BV~* 4.250%, 09/15/25	4,862,800
208,000	Nasdaq, Inc. 5.650%, 06/28/25	207,324
5,000,000	PayPal Holdings, Inc.~ 2.650%, 10/01/26	4,606,350
5,000,000	PNC Financial Services Group, Inc.~‡ 5.671%, 10/28/25 SOFR + 1.09%	4,950,050
5,000,000	State Street Corp.‡ 5.751%, 11/04/26 SOFR + 1.35%	4,971,850
PRINCIPAL AMOUNT		VALUE
5,000,000	Toronto-Dominion Bank~ 3.766%, 06/06/25	$4,833,900
5,000,000	Toyota Motor Credit Corp.~ 3.950%, 06/30/25	4,875,900
5,000,000	Truist Financial Corp.~^‡ 5.900%, 10/28/26 SOFR + 1.63%	4,904,650
5,000,000	US Bancorp~‡ 5.727%, 10/21/26 SOFR + 1.43%	4,927,450
		69,550,804
	Health Care (0.2%)
5,000,000	Amgen, Inc.~ 5.250%, 03/02/25	4,961,950
4,860,000	Baxter International, Inc.~ 1.322%, 11/29/24	4,621,666
5,000,000	CVS Health Corp.~ 5.000%, 02/20/26	4,905,100
5,000,000	Elevance Health, Inc.~ 5.350%, 10/15/25	4,963,150
4,283,000	Gilead Sciences, Inc.~ 3.500%, 02/01/25	4,162,819
5,000,000	UnitedHealth Group, Inc.~ 5.150%, 10/15/25	4,983,000
5,000,000	Zoetis, Inc.~ 5.400%, 11/14/25	4,965,900
		33,563,585
	Industrials (0.1%)
2,500,000	Lockheed Martin Corp.~ 4.950%, 10/15/25	2,482,900
1,750,000	Roper Technologies, Inc.~ 2.350%, 09/15/24	1,697,150
3,830,000	RTX Corp.~ 3.950%, 08/16/25	3,706,636
5,000,000	Siemens Financieringsmaatschappij, NV* 3.250%, 05/27/25	4,824,150
		12,710,836
	Information Technology (0.1%)
3,500,000	Broadridge Financial Solutions, Inc.~ 3.400%, 06/27/26	3,274,495
3,000,000	Mercedes-Benz Finance North America, LLC~* 5.375%, 11/26/25	2,984,400
5,500,000	Playtika Holding Corp.* 4.250%, 03/15/29	4,440,370
5,000,000	Take-Two Interactive Software, Inc. 5.000%, 03/28/26	4,896,450
		15,595,715

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Materials (0.0%)
3,417,000	Sherwin-Williams Company~ 4.050%, 08/08/24	$3,366,462
	Other (0.1%)
5,000,000	Diageo Capital, PLC~ 5.200%, 10/24/25	4,980,700
1,457,000	Schlumberger Holdings Corp.~* 3.750%, 05/01/24	1,441,935
		6,422,635
	Utilities (0.1%)
5,000,000	National Rural Utilities Cooperative Finance Corp.~ 5.450%, 10/30/25	4,995,100
5,000,000	Southern Company~ 5.150%, 10/06/25	4,945,250
5,000,000	WEC Energy Group, Inc.~ 5.000%, 09/27/25	4,930,150
		14,870,500
	TOTAL CORPORATE BONDS (Cost $233,640,400)	231,165,071
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (0.5%)
	Financials (0.2%)
599,428	Apollo Global Management, Inc.~^ 6.750%, 07/31/26	28,838,481
	Industrials (0.2%)
246,461	Chart Industries, Inc.~ 6.750%, 12/15/25	12,116,023
178,572	Clarivate, PLC~ 5.250%, 06/01/24	4,987,516
47,143	RBC Bearings, Inc.~^ 5.000%, 10/15/24	4,958,972
		22,062,511
	Utilities (0.1%)
400,000	NextEra Energy, Inc.~^ 6.926%, 09/01/25	15,016,000
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $84,408,600)	65,916,992
COMMON STOCKS (51.9%)
	Communication Services (4.4%)
1,009,651	Alphabet, Inc. - Class A~#	125,277,496
1,168,601	Alphabet, Inc. - Class C~#	146,425,705
1,097,717	AT&T, Inc.	16,904,842
899,938	Comcast Corp. - Class A~	37,158,440
345,637	EchoStar Corp. - Class A#	4,790,529
162,671	Fox Corp. - Class A^	4,943,572
NUMBER OF SHARES		VALUE
202,676	Match Group, Inc.#	$7,012,590
449,902	Meta Platforms, Inc. - Class A~#	135,541,975
90,551	Netflix, Inc.#	37,278,941
144,959	T-Mobile U.S., Inc.#	20,853,802
500,000	TEGNA, Inc.~	7,255,000
837,685	Verizon Communications, Inc.~	29,427,874
406,307	Walt Disney Company~#	33,150,588
		606,021,354
	Consumer Discretionary (5.0%)
1,741,364	Amazon.com, Inc.#	231,758,135
155,038	Aptiv, PLC#	13,519,314
7,543	Booking Holdings, Inc.~#	21,041,651
205,248	Caesars Entertainment, Inc.#	8,187,343
484,724	Capri Holdings, Ltd.~#	24,808,174
650,042	Carnival Corp.^#	7,449,481
9,579	Chipotle Mexican Grill, Inc.#	18,604,334
57,506	Darden Restaurants, Inc.~	8,368,848
174,697	DR Horton, Inc.~	18,238,367
163,821	eBay, Inc.	6,426,698
836,378	Ford Motor Company~	8,154,685
314,009	General Motors Company	8,855,054
217,483	Home Depot, Inc.~	61,915,235
343,719	iRobot Corp.~#	11,318,667
186,875	Las Vegas Sands Corp.	8,869,087
175,942	Lowe's Companies, Inc.~	33,529,267
17,014	Lululemon Athletica, Inc.#	6,694,669
138,936	McDonald's Corp.	36,424,851
190,815	MGM Resorts International#	6,663,260
26,250	Next.e.GO, NV#	22,081
294,770	NIKE, Inc. - Class B~	30,293,513
446,904	Norwegian Cruise Line Holdings, Ltd.^#	6,077,894
17,562	O'Reilly Automotive, Inc.#	16,340,387
99,301	Ross Stores, Inc.~	11,515,937
241,173	Starbucks Corp.~	22,245,798
138,720	Tesla, Inc.#	27,860,525
272,903	TJX Cos., Inc.~	24,034,567
30,020	Ulta Beauty, Inc.#	11,446,926
		690,664,748
	Consumer Staples (3.6%)
1,310,362	Albertsons Companies, Inc. - Class A~	28,434,855
404,258	Altria Group, Inc.~	16,239,044
164,436	Archer-Daniels-Midland Company~	11,768,685
105,675	Church & Dwight Company, Inc.	9,610,084

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
701,163	Coca-Cola Company	$39,608,698
162,938	Colgate-Palmolive Company~	12,239,903
81,673	Constellation Brands, Inc. - Class A	19,123,733
64,710	Costco Wholesale Corp.~	35,748,392
49,881	Dollar General Corp.~	5,937,834
90,104	Dollar Tree, Inc.^#	10,009,653
61,996	Estee Lauder Companies, Inc. - Class A	7,989,425
178,221	General Mills, Inc.	11,627,138
131,359	Kellanova	6,629,689
97,902	Kimberly-Clark Corp.	11,712,995
226,414	Kraft Heinz Company	7,122,984
234,671	Kroger Company	10,647,023
462,179	Mondelez International, Inc. - Class A	30,600,872
203,462	Monster Beverage Corp.#	10,396,908
215,599	PepsiCo, Inc.~	35,203,005
386,218	Philip Morris International, Inc.~	34,435,197
379,317	Procter & Gamble Company	56,908,930
480,952	Sovos Brands, Inc.#	10,441,468
176,311	Sysco Corp.	11,722,918
109,102	Target Corp.~	12,087,411
358,764	Walmart, Inc.~	58,625,625
		504,872,469
	Energy (2.8%)
419,453	Chevron Corp.~	61,126,886
269,217	ConocoPhillips~	31,982,980
265,179	Denbury, Inc.#	23,571,761
80,576	EOG Resources, Inc.~	10,172,720
494,378	Exxon Mobil Corp.~	52,329,911
224,133	Hess Corp.	32,364,805
557,652	Kinder Morgan, Inc.	9,033,962
293,729	Marathon Petroleum Corp.	44,426,511
173,076	Occidental Petroleum Corp.	10,697,828
111,787	ONEOK, Inc.	7,288,512
78,461	Phillips 66~	8,950,046
258,224	Pioneer Natural Resources Company	61,715,536
248,731	Schlumberger, NV	13,844,368
75,908	Valero Energy Corp.~	9,640,316
281,371	Williams Companies, Inc.	9,679,163
		386,825,305
	Financials (6.3%)
138,608	Aflac, Inc.~	10,826,671
108,137	Allstate Corp.~	13,855,594
190,792	American Express Company~	27,861,356
NUMBER OF SHARES		VALUE
395,390	American International Group, Inc.~	$24,241,361
54,183	Ameriprise Financial, Inc.	17,044,346
96,664	Arthur J Gallagher & Company	22,763,405
81,273	Assurant, Inc.	12,101,550
2,197,564	Bank of America Corp.~	57,883,836
201,797	Bank of New York Mellon Corp.	8,576,372
291,723	Berkshire Hathaway, Inc. - Class B~#	99,573,812
20,937	BlackRock, Inc.~	12,819,306
96,086	Cboe Global Markets, Inc.	15,747,534
379,243	Charles Schwab Corp.~	19,735,806
124,587	Chubb, Ltd.~	26,738,862
305,816	Citigroup, Inc.~	12,076,674
43,545	CME Group, Inc.	9,295,116
122,472	Discover Financial Services	10,052,502
128,466	Fiserv, Inc.#	14,613,007
72,817	Global Payments, Inc.	7,734,622
117,378	Goldman Sachs Group, Inc.~	35,637,135
458,935	Huntington Bancshares, Inc.	4,428,723
48,544	Jack Henry & Associates, Inc.	6,844,218
530,936	JPMorgan Chase & Company~	73,831,960
53,861	M&T Bank Corp.	6,072,828
149,428	Marsh & McLennan Cos., Inc.	28,339,020
183,850	Mastercard, Inc. - Class A	69,191,947
162,812	MetLife, Inc.~	9,770,348
274,860	Morgan Stanley~	19,465,585
86,273	Northern Trust Corp.	5,686,253
147,077	PayPal Holdings, Inc.#	7,618,589
64,835	Prudential Financial, Inc.~	5,928,512
56,279	S&P Global, Inc.	19,658,817
81,482	State Street Corp.~	5,266,182
72,270	Travelers Companies, Inc.~	12,100,889
164,777	US Bancorp	5,253,091
394,739	Visa, Inc. - Class A~^	92,803,139
1,024,792	Wells Fargo & Company~	40,755,978
260,056	Zions Bancorp NA	8,022,728
		880,217,674
	Health Care (7.4%)
280,374	Abbott Laboratories	26,509,362
351,701	AbbVie, Inc.~	49,653,147
873,713	Abcam, PLC (ADR)#	20,025,502
185,629	Agilent Technologies, Inc.	19,188,470
191,840	Amedisys, Inc.#	17,551,442
78,837	Amgen, Inc.~	20,158,621
207,488	Baxter International, Inc.	6,728,836
67,384	Becton Dickinson & Co	17,033,327
40,318	Biogen, Inc.~#	9,577,138

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
631,894	Boston Scientific Corp.#	$32,346,654
570,172	Bristol-Myers Squibb Company~	29,380,963
127,665	Centene Corp.#	8,806,332
54,327	Cigna Group	16,797,908
239,980	CVS Health Corp.~	16,561,020
162,857	Danaher Corp.	31,271,801
110,102	Dexcom, Inc.#	9,780,361
184,268	Edwards Lifesciences Corp.~#	11,741,557
198,964	Eli Lilly & Company	110,212,128
69,593	GE Healthcare, Inc.	4,632,806
254,896	Gilead Sciences, Inc.	20,019,532
54,895	HCA Healthcare, Inc.	12,413,955
33,297	Humana, Inc.	17,437,306
91,788	Intuitive Surgical, Inc.#	24,068,649
55,910	IQVIA Holdings, Inc.#	10,110,205
441,602	Johnson & Johnson	65,507,241
49,385	Laboratory Corp. of America Holdings~	9,863,666
34,596	McKesson Corp.	15,753,635
293,450	Medtronic, PLC	20,705,832
488,267	Merck & Company, Inc.	50,145,021
271,814	Mirati Therapeutics, Inc.#	15,093,831
1,064,516	Pfizer, Inc.~	32,531,609
65,880	Quest Diagnostics, Inc.~	8,570,988
13,384	Regeneron Pharmaceuticals, Inc.~#	10,438,048
136,000	Seagen, Inc.~#	28,942,160
47,731	Stryker Corp.~	12,897,871
95,641	Thermo Fisher Scientific, Inc.~	42,538,248
230,704	UnitedHealth Group, Inc.~	123,555,834
69,958	Vertex Pharmaceuticals, Inc.#	25,332,491
51,610	Zimmer Biomet Holdings, Inc.	5,388,600
132,094	Zoetis, Inc.	20,738,758
		1,030,010,855
	Industrials (4.2%)
81,230	3M Company	7,387,868
57,027	Allegion, PLC	5,609,176
108,748	Automatic Data Processing, Inc.	23,730,988
80,189	Boeing Company~#	14,980,909
312,891	Carrier Global Corp.^	14,912,385
156,203	Caterpillar, Inc.~	35,309,688
820,109	CSX Corp.~	24,480,254
56,347	Deere & Company	20,586,940
189,371	Delta Air Lines, Inc.~	5,917,844
82,970	Eaton Corp., PLC	17,250,293
219,911	Emerson Electric Company~	19,565,482
NUMBER OF SHARES		VALUE
59,978	Generac Holdings, Inc.^#	$5,042,350
48,333	General Dynamics Corp.	11,663,236
208,779	General Electric Company	22,679,663
182,969	Honeywell International, Inc.	33,530,899
9,398	Hubbell, Inc.	2,538,400
68,956	Illinois Tool Works, Inc.~	15,454,419
189,332	Johnson Controls International, PLC	9,281,055
72,797	L3Harris Technologies, Inc.	13,060,510
39,515	Lockheed Martin Corp.	17,965,100
162,849	Masco Corp.	8,482,804
43,377	Norfolk Southern Corp.	8,275,898
39,277	Northrop Grumman Corp.	18,516,356
72,775	Otis Worldwide Corp.	5,618,958
171,745	PACCAR, Inc.	14,174,115
102,066	Paychex, Inc.	11,334,429
40,729	Paycom Software, Inc.	9,977,383
185,056	Pentair, PLC	10,755,455
390,641	RTX Corp.~^	31,794,271
360,923	Southwest Airlines Company~	8,023,318
1,795,664	Spirit Airlines, Inc.~	20,614,223
206,970	Union Pacific Corp.~	42,969,042
198,523	United Airlines Holdings, Inc.#	6,950,290
131,273	United Parcel Service, Inc. - Class B	18,542,311
64,196	Verisk Analytics, Inc.	14,595,602
122,656	Waste Management, Inc.	20,156,060
90,311	Xylem, Inc.	8,447,691
		580,175,665
	Information Technology (13.9%)
108,194	Accenture, PLC - Class A~	32,143,355
84,644	Adobe, Inc.#	45,035,687
386,247	Advanced Micro Devices, Inc.#	38,045,330
167,189	Amphenol Corp. - Class A~	13,467,074
137,032	Analog Devices, Inc.	21,559,245
2,884,222	Apple, Inc.~	492,538,591
175,208	Applied Materials, Inc.~	23,188,779
49,099	Autodesk, Inc.#	9,703,435
27,111	Blackbaud, Inc.#	1,773,059
86,209	Broadcom, Inc.	72,533,666
1,028,231	Cisco Systems, Inc.~	53,601,682
141,418	Cognizant Technology Solutions Corp. - Class A~	9,117,218
29,550	Enphase Energy, Inc.#	2,351,589
47,756	Gartner, Inc.#	15,856,902
275,201	HP, Inc.	7,246,042
580,399	Intel Corp.~	21,184,564

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
130,727	International Business Machines Corp.	$18,908,353
71,407	Intuit, Inc.	35,342,895
330,315	Micron Technology, Inc.~	22,088,164
1,450,499	Microsoft Corp.~	490,428,217
26,104	Monolithic Power Systems, Inc.	11,531,181
78,516	NetApp, Inc.	5,714,394
482,453	NVIDIA Corp.~††	196,744,333
77,461	NXP Semiconductors, NV	13,356,600
121,122	ON Semiconductor Corp.#	7,587,082
359,396	Oracle Corp.	37,161,546
87,680	Palo Alto Networks, Inc.#	21,307,994
70,794	PTC, Inc.#	9,940,894
93,559	Qorvo, Inc.#	8,178,928
235,426	QUALCOMM, Inc.	25,659,080
223,599	Salesforce, Inc.#	44,905,387
49,737	ServiceNow, Inc.#	28,939,473
110,404	Skyworks Solutions, Inc.	9,576,443
26,100	SolarEdge Technologies, Inc.^#	1,982,295
70,869	TE Connectivity, Ltd.	8,351,912
111,306	Teradyne, Inc.	9,268,451
127,350	Texas Instruments, Inc.~	18,084,974
32,096	Tyler Technologies, Inc.#	11,968,598
270,000	VMware, Inc. - Class A#‡‡‡	41,310,000
		1,937,683,412
	Materials (1.1%)
64,841	Air Products & Chemicals, Inc.~	18,313,692
52,863	Avery Dennison Corp.	9,201,863
69,869	Celanese Corp.^	8,000,699
184,274	Corteva, Inc.	8,870,950
184,274	Dow, Inc.	8,907,805
165,937	DuPont de Nemours, Inc.	12,093,489
504,936	Freeport-McMoRan, Inc.	17,056,738
141,651	Linde, PLC	54,133,346
79,620	PPG Industries, Inc.	9,774,947
47,691	Sherwin-Williams Company	11,360,473
		157,714,002
	Real Estate (0.9%)
55,224	Alexandria Real Estate Equities, Inc.	5,143,011
76,197	American Tower Corp.~	13,577,544
50,804	AvalonBay Communities, Inc.~	8,420,255
70,395	Crown Castle, Inc.	6,545,327
82,829	Digital Realty Trust, Inc.	10,300,615
14,599	Equinix, Inc.	10,652,014
65,834	Mid-America Apartment Communities, Inc.	7,778,287
NUMBER OF SHARES		VALUE
217,777	Prologis, Inc.~	$21,941,033
36,254	Public Storage~	8,654,192
125,687	Realty Income Corp.	5,955,050
102,516	Regency Centers Corp.	6,177,614
159,491	UDR, Inc.	5,073,409
128,984	Welltower, Inc.	10,784,352
246,345	Weyerhaeuser Company	7,067,638
		128,070,341
	Special Purpose Acquisition Companies (1.0%)#
20,000	99 Acquisition Group, Inc.	206,000
50,000	Alchemy Investments Acquisition Corp. 1	547,750
750,000	Alpha Partners Technology Merger Corp. - Class A	7,972,500
1,500,000	CARTESIAN GROWTH Corp. II - Class A	16,297,500
140,000	Cetus Capital Acquisition Corp.	1,472,800
700,000	Chenghe Acquisition Company - Class A	7,623,000
350,000	Denali Capital Acquisition Corp. - Class A	3,832,500
1,250,000	Everest Consolidator Acquisition Corp.	13,600,000
500,000	Evergreen Corp. - Class A	5,517,500
60,000	Four Leaf Acquisition Corp.	664,500
500,000	FutureTech II Acquisition Corp. - Class A	5,475,000
500,000	Generation Asia I Acquisition, Ltd. - Class A	5,400,000
100,000	Haymaker Acquisition Corp. 4	1,037,000
500,000	Investcorp Europe Acquisition Corp. I - Class A	5,465,000
30,000	Israel Acquisitions Corp.	319,800
100,000	Keen Vision Acquisition Corp.	1,028,500
825,000	Learn CW Investment Corp. - Class A	8,860,500
100,000	Nabors Energy Transition Corp. II	1,027,000
55,000	Oak Woods Acquisition Corp.	616,825
218,489	OPY Acquisition Corp. I - Class A	2,285,395
1,000,000	Pearl Holdings Acquisition Corp. - Class A	10,750,000
255,000	Pono Capital Three, Inc.	2,742,525
14,770	Quetta Acquisition Corp.	149,473
1,500,000	Rigel Resource Acquisition Corp. - Class A	16,395,000
800,000	SDCL EDGE Acquisition Corp. - Class A	8,560,000
250,000	Silverbox Corp. III	2,628,750
24,769	Spark I Acquisition Corp.	250,662
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
500,000	TortoiseEcofin Acquisition Corp. III - Class A	$5,265,000
900,000	Tristar Acquisition I Corp. - Class A	9,684,000
		145,674,480
	Utilities (1.3%)
392,399	AES Corp.~	5,846,745
153,452	American Electric Power Company, Inc.	11,591,764
142,474	CMS Energy Corp.~	7,742,037
119,289	Consolidated Edison, Inc.	10,472,381
140,999	Dominion Energy, Inc.~	5,685,080
194,840	Duke Energy Corp.~	17,319,328
93,652	Edison International	5,905,695
87,227	Entergy Corp.	8,338,029
131,126	Exelon Corp.	5,106,046
197,458	FirstEnergy Corp.~	7,029,505
321,995	NextEra Energy, Inc.	18,772,309
241,677	NiSource, Inc.	6,080,593
815,027	PNM Resources, Inc.~	34,443,041
151,712	Public Service Enterprise Group, Inc.~	9,353,045
216,864	Southern Company	14,594,947
54,285	Veralto Corp.#	3,745,665
173,581	Xcel Energy, Inc.	10,288,146
		182,314,356
	TOTAL COMMON STOCKS (Cost $5,835,415,184)	7,230,244,661
INVESTMENT IN AFFILIATED FUND (2.3%)
	Other (2.3%)
35,117,150	Calamos Short-Term Bond Fund (Cost $350,000,000)	326,238,322
WARRANTS (0.0%)#
	Communication Services (0.0%)
200,000	PSQ Holdings, Inc. 06/19/28, Strike $11.50	176,020
	Consumer Discretionary (0.0%)
22,968	Allurion Technologies, Inc. 08/02/30, Strike $8.10	19,523
156,250	American Oncology Network, Inc. 09/20/28, Strike $11.50	25,000
25,000	ECARX Holdings, Inc. 12/21/27, Strike $11.50	800
20,000	Grove Collaborative Holdings 06/16/27, Strike $11.50	386
35,000	Lanvin Group Holdings, Ltd. 12/14/27, Strike $11.50	5,764
NUMBER OF SHARES		VALUE
200,000	Nogin, Inc. 08/26/27, Strike $11.50	$2,360
81,526	Spectral AI, Inc. 09/11/28, Strike $11.50	11,251
25,000	United Homes Group, Inc. 01/28/28, Strike $11.50	20,095
		85,179
	Financials (0.0%)
187,500	Beneficient - Class A 03/14/28, Strike $11.50	2,531
	Health Care (0.0%)
83,333	AEON Biopharma, Inc. 06/06/28, Strike $11.50	5,167
100,000	Envoy Medical, Inc. 12/31/27, Strike $11.50	1,620
62,500	Ocean Biomedical, Inc. 07/19/26, Strike $11.50	5,916
33,333	Oculis Holding, AG 03/03/30, Strike $11.50	37,834
200,000	Omniab, Inc. 11/01/27, Strike $11.50	150,020
200,000	Prenetics Global, Ltd. 05/17/27, Strike $8.91	3,260
146,040	YS Biopharma Company, Ltd. 03/15/28, Strike $11.50	5,192
200,000	Zura Bio, Ltd. 06/15/26, Strike $11.50	100,000
		309,009
	Industrials (0.0%)
285,000	AERWINS Technology, Inc. 06/16/26, Strike $11.50	5,757
1,000,000	Bitcoin Depot, Inc. 07/22/27, Strike $11.50	150,000
25,000	Bridger Aerospace Group Holdings, Inc. 01/25/28, Strike $11.50	5,057
42,500	Complete Solaria, Inc. 12/31/27, Strike $11.50	646
200,000	Electriq Power Holdings, Inc. 01/28/26, Strike $11.50	4,890
10,000	Falcon's Beyond Global, Inc. 09/01/27, Strike $11.50	5,400
500,000	Intuitive Machines, Inc. 02/13/28, Strike $11.50	127,750
300,000	LanzaTech Global, Inc. 01/01/28, Strike $11.50	150,000
100,000	Marti Technologies, Inc. 12/31/28, Strike $11.50	3,005
750,000	Southland Holdings, Inc. 09/01/26, Strike $11.50	345,000
116,666	Terran Orbital Corp. 03/09/28, Strike $11.50	12,600
		810,105

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
	Information Technology (0.0%)
166,666	MariaDB, PLC 12/16/27, Strike $11.50	$15,217
125,000	Nvni Group, Ltd. 11/01/28, Strike $11.50	5,000
625,000	Roadzen, Inc. 11/30/28, Strike $11.50	21,875
350,000	Rubicon Technologies, Inc. 04/19/28, Strike $11.50	2,350
100,000	Smx Security Matters, PLC 03/07/28, Strike $11.50	1,705
192,245	Spectaire Holdings, Inc. 12/31/28, Strike $11.50	9,343
250,000	SpringBig Holdings, Inc.& 06/14/27, Strike $11.50	275
		55,765
	Materials (0.0%)
500,000	Lifezone Metals, Ltd. 07/07/28, Strike $11.50	392,750
166,666	Metals Acquisition, Ltd. 06/16/28, Strike $11.50	329,999
177,835	Niocorp Developments, Ltd. 03/17/28, Strike $0.89	88,917
		811,666
	Special Purpose Acquisition Companies (0.0%)
83,333	10X Capital Venture Acquisition Corp. II 12/31/27, Strike $11.50	7,358
312,972	10X Capital Venture Acquisition Corp. III 06/30/28, Strike $11.50	26,603
80,000	Accretion Acquisition Corp. 03/01/28, Strike $11.50	2,272
205,467	Acropolis Infrastructure Acquisition Corp. 03/31/26, Strike $11.50	8,999
500,000	Aetherium Acquisition Corp. 01/21/28, Strike $11.50	33,000
250,000	Alpha Partners Technology Merger Corp. 03/31/28, Strike $11.50	18,875
500,000	ALSP Orchid Acquisition Corp. I 11/30/28, Strike $11.50	14,850
750,000	Altenergy Acquisition Corp. 11/02/28, Strike $11.50	43,012
500,000	Andretti Acquisition Corp. 03/23/28, Strike $11.50	134,500
50,000	AP Acquisition Corp. 12/07/26, Strike $11.50	1,750
2,000	Apollo Strategic Growth Capital II 12/31/27, Strike $11.50	160
NUMBER OF SHARES		VALUE
500,000	APx Acquisition Corp. I 08/19/28, Strike $11.50	$15,250
20,000	Ares Acquisition Corp. 12/31/27, Strike $11.50	2
50,000	Arrowroot Acquisition Corp. 03/02/26, Strike $11.50	7,000
250,000	Athena Technology Acquisition Corp. II 10/17/28, Strike $11.50	10,250
80,000	Atlantic Coastal Acquisition Corp. 12/31/27, Strike $11.50	528
625,000	Atlantic Coastal Acquisition Corp. II 06/02/28, Strike $11.50	43,750
500,000	Aura FAT Projects Acquisition Corp. 06/02/27, Strike $11.50	11,050
500,000	Banyan Acquisition Corp. 09/30/28, Strike $11.50	67,500
750,000	Battery Future Acquisition Corp. 05/26/28, Strike $11.50	28,125
271,216	Beard Energy Transition Acquisition Corp. 12/31/27, Strike $11.50	5,424
250,000	Berenson Acquisition Corp. I 08/01/26, Strike $11.50	1,775
169,125	Black Mountain Acquisition Corp. 10/15/27, Strike $11.50	4,651
377,552	Blockchain Coinvestors Acquisition Corp. I 11/01/28, Strike $11.50	11,440
625,000	Blue Ocean Acquisition Corp. 10/21/28, Strike $11.50	12,562
33,333	BlueRiver Acquisition Corp. 01/04/26, Strike $11.50	1,660
1,000,000	BurTech Acquisition Corp. 12/18/26, Strike $11.50	25,000
250,000	byNordic Acquisition Corp. 02/09/27, Strike $11.50	12,612
250,000	Byte Acquisition Corp. 12/31/28, Strike $11.50	21,762
375,000	Cactus Acquisition Corp. 1, Ltd. 10/29/26, Strike $11.50	11,831
400,000	Canna-Global Acquisition Corp. 02/09/28, Strike $11.50	2,560
500,000	CARTESIAN GROWTH Corp. II 07/12/28, Strike $11.50	65,000
134,701	Cartica Acquisition Corp. 04/30/28, Strike $11.50	7,543
25,000	Catcha Investment Corp. 12/31/27, Strike $11.50	525

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
140,000	Cetus Capital Acquisition Corp. 03/24/28, Strike $11.50	$3,507
159,466	CF Acquisition Corp. VII 03/15/26, Strike $11.50	8,133
750,000	Chain Bridge I 12/31/28, Strike $11.50	2,175
350,000	Chenghe Acquisition Company 04/28/27, Strike $11.50	35
166,666	Coliseum Acquisition Corp. 12/31/28, Strike $11.50	15,267
166,666	Compass Digital Acquisition Corp. 10/15/28, Strike $11.50	20,833
92,316	Concord Acquisition Corp. II 12/31/28, Strike $11.50	10,621
225,000	Concord Acquisition Corp. III 12/31/28, Strike $11.50	23,895
6,666	Constellation Acquisition Corp. I 12/31/27, Strike $11.50	296
41,666	Corner Growth Acquisition Corp. 2 06/17/26, Strike $11.50	2,712
750,000	Crescera Capital Acquisition Corp. 11/19/28, Strike $11.50	3,375
133,333	Crown PropTech Acquisitions 12/31/27, Strike $11.50	1,373
375,000	CSLM Acquisition Corp. 06/01/27, Strike $11.50	16,425
350,000	Denali Capital Acquisition Corp. 04/07/27, Strike $11.50	24,325
166,666	DHC Acquisition Corp. 12/31/27, Strike $11.50	9,975
166,666	Disruptive Acquisition Corp. I 03/06/26, Strike $11.50	7,125
750,000	DP Cap Acquisition Corp. I 11/09/26, Strike $11.50	23,887
50,000	Edify Acquisition Corp. 12/31/27, Strike $11.50	1,000
75,000	EG Acquisition Corp. 05/28/28, Strike $11.50	7,500
125,000	Energem Corp. 11/16/26, Strike $11.50	4,375
625,000	Enphys Acquisition Corp. 07/15/24, Strike $11.50	51,219
87,500	ESGEN Acquisition Corp. 10/20/26, Strike $11.50	7,438
500,000	EVe Mobility Acquisition Corp. 12/31/28, Strike $11.50	30,000
625,000	Everest Consolidator Acquisition Corp. 07/19/28, Strike $11.50	137,500
NUMBER OF SHARES		VALUE
500,000	Evergreen Corp. 02/15/27, Strike $11.50	$18,000
500,000	ExcelFin Acquisition Corp. 10/21/26, Strike $11.50	24,100
183,737	Finnovate Acquisition Corp. 09/30/26, Strike $11.50	4,061
3,750	FinServ Acquisition Corp. II 02/17/26, Strike $11.50	146
75,000	Fintech Ecosystem Development Corp. 12/31/28, Strike $11.50	2,888
525,800	Focus Impact Acquisition Corp. 10/28/26, Strike $11.50	13,671
250,000	Forbion European Acquisition Corp. 05/23/28, Strike $11.50	205,725
4,000	Forest Road Acquisition Corp. II 01/15/26, Strike $11.50	100
266,666	Frontier Investment Corp. 12/31/26, Strike $11.50	17,347
8,600	FTAC Emerald Acquisition Corp. 08/22/28, Strike $11.50	462
141,666	Fusion Acquisition Corp. II 12/31/27, Strike $11.50	5,667
200,000	Future Health ESG Corp. 09/09/26, Strike $11.50	3,520
500,000	FutureTech II Acquisition Corp. 02/16/27, Strike $11.50	30,100
250,000	Generation Asia I Acquisition, Ltd. 07/24/28, Strike $11.50	11,162
500,000	Genesis Growth Tech Acquisition Corp. 05/19/28, Strike $11.50	90,000
425,000	GigCapital5, Inc. 12/31/28, Strike $11.50	17,000
200,000	Global Systems Dynamics Inc. 12/31/27, Strike $11.50	2,000
25,000	Global Technology Acquisition Corp. I 07/13/26, Strike $11.50	1,248
126,666	Golden Arrow Merger Corp. 07/31/26, Strike $11.50	17,936
625,000	HCM ACQUISITION Corp. 12/31/27, Strike $11.50	13,875
500,000	Healthcare AI Acquisition Corp. 12/14/26, Strike $11.50	20,900
256,033	Healthwell Acquisition Corp. I 08/05/28, Strike $11.50	10,369
375,000	Industrial Tech Acquisitions II, Inc. 12/31/28, Strike $11.50	8,813
750,000	Infinite Acquisition Corp. 11/23/28, Strike $11.50	39,450

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
438,223	InFinT Acquisition Corp. 05/19/27, Strike $11.50	$7,187
200,000	Innovative International Acquisition Corp. 07/01/28, Strike $11.50	8,690
350,000	Insight Acquisition Corp. 08/26/26, Strike $11.50	1,995
125,000	Integral Acquisition Corp.1 12/14/28, Strike $11.50	12,500
154,135	Integrated Wellness Acquisition Corp. 10/31/28, Strike $11.50	19,421
750,000	Investcorp Europe Acquisition Corp. I 11/23/28, Strike $11.50	135,225
6,250	Iris Acquisition Corp. 03/05/26, Strike $11.50	195
250,000	IX Acquisition Corp. 11/24/26, Strike $11.50	9,638
43,750	Jaws Mustang Acquisition Corp. 01/30/26, Strike $11.50	1,297
222,150	Kensington Capital Acquisition Corp. V 08/13/28, Strike $11.50	25,103
25,060	Kernel Group Holdings, Inc. 01/31/27, Strike $11.50	1,256
250,000	Keyarch Acquisition Corp. 07/25/28, Strike $11.50	7,513
500,000	KnightSwan Acquisition Corp. 07/21/28, Strike $11.50	22,725
33,333	L Catterton Asia Acquisition Corp. 03/08/26, Strike $11.50	16,333
750,000	LAMF Global Ventures Corp. I 11/11/26, Strike $11.50	46,912
4,564	Landcadia Holdings IV, Inc. 03/29/28, Strike $11.50	296
250,000	LatAmGrowth SPAC 01/25/28, Strike $11.50	12,500
412,500	Learn CW Investment Corp. 12/31/28, Strike $11.50	22,254
150,000	Liberty Resources Acquisition Corp. 10/31/28, Strike $11.50	5,250
375,000	LIV Capital Acquisition Corp. II 02/16/27, Strike $11.50	10,612
6,962	Live Oak Crestview Climate Acquisition Corp. 03/12/26, Strike $11.50	464
228,160	Marblegate Acquisition Corp. 08/31/28, Strike $11.50	8,237
NUMBER OF SHARES		VALUE
675,350	Mountain & Company I Acquisition Corp. 09/30/26, Strike $11.50	$54,028
200,000	Nabors Energy Transition Corp. 11/17/26, Strike $11.50	30,000
500,000	New Providence Acquisition Corp. II 12/31/27, Strike $11.50	23,375
500,000	Newcourt Acquisition Corp. 04/12/28, Strike $11.50	9,625
3,333	Northern Star Investment Corp. III 02/25/28, Strike $11.50	42
3,333	Northern Star Investment Corp. IV 12/31/27, Strike $11.50	200
250,000	Nubia Brand International Corp. 11/16/26, Strike $11.50	22,500
100,000	OceanTech Acquisitions I Corp. 05/10/26, Strike $11.50	2,000
250,000	Omnilit Acquisition Corp. 11/08/26, Strike $11.50	19,475
750,000	Onyx Acquisition Company I 11/30/28, Strike $11.50	19,500
242,744	OPY Acquisition Corp. I 09/22/27, Strike $11.50	6,700
375,000	Osiris Acquisition Corp. 05/01/28, Strike $11.50	13,444
625,000	Papaya Growth Opportunity Corp. I 12/31/28, Strike $11.50	17,312
150,000	Patria Latin American Opportunity Acquisition Corp. 03/10/27, Strike $11.50	5,475
500,000	Pearl Holdings Acquisition Corp. 12/15/26, Strike $11.50	12,950
459,150	Pegasus Digital Mobility Acquisition Corp. 12/28/26, Strike $11.50	11,433
350,000	PepperLime Health Acquisition Corp. 10/01/26, Strike $11.50	11,515
144,093	Perception Capital Corp. III 07/08/26, Strike $11.50	10,231
12,500	Phoenix Biotech Acquisition Corp. 09/01/26, Strike $11.50	375
20,000	Plum Acquisition Corp. I 03/18/26, Strike $11.50	1,200
50,000	Power & Digital Infrastructure Acquisition II Corp. 12/14/28, Strike $11.50	4,490
250,000	Project Energy Reimagined Acquisition Corp. 12/31/28, Strike $11.50	15,550

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
750,000	PROOF Acquisition Corp. I 12/03/28, Strike $11.50	$46,050
50,000	Pyrophyte Acquisition Corp. 12/17/23, Strike $11.50	3,625
166,666	Quadro Acquisition One Corp. 12/31/27, Strike $11.50	8,333
686,522	RCF Acquisition Corp. 11/10/26, Strike $11.50	61,718
1,000,000	Rigel Resource Acquisition Corp. 11/05/26, Strike $11.50	135,450
40,000	RMG Acquisition Corp. III 12/31/27, Strike $11.50	1,786
115,402	Rose Hill Acquisition Corp. 03/15/23, Strike $11.50	1,846
133,333	Ross Acquisition Corp. II 02/12/26, Strike $11.50	6,500
250,000	Roth CH Acquisition V Company 12/10/26, Strike $11.50	9,988
400,000	SDCL EDGE Acquisition Corp. 03/23/26, Strike $11.50	48,000
75,000	Seaport Global Acquisition II Corp. 11/17/26, Strike $11.50	3,368
1,000,000	Semper Paratus Acquisition Corp. 11/04/26, Strike $11.50	47,500
250,000	SEP Acquisition Corp. 07/27/26, Strike $11.50	32,637
1,000,000	ShoulderUp Technology Acquisition Corp. 11/17/26, Strike $11.50	27,000
250,000	SHUAA Partners Acquisition Corp. I 03/02/27, Strike $11.50	14,387
500,000	Sizzle Acquisition Corp. 03/12/26, Strike $11.50	40,500
7,500	Slam Corp. 12/31/27, Strike $11.50	980
2,500	Social Leverage Acquisition Corp. I 02/17/28, Strike $11.50	149
500,000	Southport Acquisition Corp. 05/24/28, Strike $11.50	19,500
75,000	SportsMap Tech Acquisition Corp. 09/01/27, Strike $11.50	3,593
250,000	Spree Acquisition Corp. 1, Ltd. 12/22/28, Strike $11.50	3,300
300,286	Springwater Special Situations Corp. 04/12/26, Strike $11.50	25,825
250,000	StoneBridge Acquisition Corp. 07/16/28, Strike $11.50	4,888
NUMBER OF SHARES		VALUE
250,000	Swiftmerge Acquisition Corp. 06/17/28, Strike $11.50	$13,412
333,333	Target Global Acquisition I Corp. 12/31/27, Strike $11.50	10,200
20,000	Thunder Bridge Capital Partners III, Inc. 02/15/28, Strike $11.50	1,400
100,000	Thunder Bridge Capital Partners IV, Inc. 04/30/28, Strike $11.50	10,840
150,000	TKB Critical Technologies 1 10/29/28, Strike $11.50	10,275
328,694	Tlgy Acquisition Corp. 01/14/28, Strike $11.50	11,702
125,000	TortoiseEcofin Acquisition Corp. III 07/22/28, Strike $11.50	13,162
250,000	Trajectory Alpha Acquisition Corp. 12/31/27, Strike $11.50	35,675
450,000	Tristar Acquisition I Corp. 12/31/28, Strike $11.50	11,250
179,109	Twelve Seas Investment Company II 03/02/28, Strike $11.50	6,287
83,333	Twin Ridge Capital Acquisition Corp. 12/31/28, Strike $11.50	4,075
289,507	Worldwide Webb Acquisition Corp. 10/20/26, Strike $11.50	43,397
266,666	Zalatoris II Acquisition Corp. 05/13/27, Strike $11.50	18,547
		3,034,878
	TOTAL WARRANTS (Cost $5,758,119)	5,285,153
RIGHTS (0.0%)#
	Special Purpose Acquisition Companies (0.0%)
160,000	Accretion Acquisition Corp., (Expires 3/1/28)	16,000
140,000	Cetus Capital Acquisition Corp., (Expires 3/31/24)	25,207
750,000	CSLM Acquisition Corp., (Expires 7/1/23)	105,000
150,000	Fintech Ecosystem Development Corp., (Expires 4/1/26)	15,780
500,000	Keyarch Acquisition Corp., (Expires 1/31/24)	44,500
	TOTAL RIGHTS (Cost $144,766)	206,487

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.3%)#
		Communication Services (0.0%)
		CyberAgent, Inc.
90	JPY
4,491,000,000		Call, 11/16/29, Strike 88.81	$537,620
50	JPY
2,495,000,000		Call, 11/16/29, Strike 89.46	274,967
30	JPY	Cyberagent, Inc.
1,497,000,000		Call, 02/19/25, Strike 93.40	112,441
165	JPY	Koei Tecmo Holdings Company,
3,240,600,000,000		Ltd.
		Call, 12/20/24, Strike 97.97	302,045
			1,227,073
		Consumer Discretionary (0.1%)
5,000		DISH Network Corp.
2,450,000		Put, 12/19/25, Strike $5.00	1,005,000
		EDION Corp.
50	JPY
7,530,000,000		Call, 06/19/25, Strike 94.30	1,361,067
60	JPY
903,600,000,000		Call, 06/19/25, Strike 99.51	1,489,164
50	JPY
753,000,000,000		Call, 06/19/25, Strike 95.45	1,323,132
100	JPY	H.I.S. Company, Ltd.
1,698,000,000,000		Call, 11/15/24, Strike 96.54	—
204		iRobot Corp.
671,772		Call, 01/19/24, Strike $50.00	4,590
		Kyoritsu Maintenance Company, Ltd.
100	JPY
5,757,000,000,000		Call, 01/29/26, Strike 94.89	2,283,469
20	JPY
1,151,400,000,000		Call, 01/29/26, Strike 96.66	433,361
5	JPY
287,850,000,000		Call, 01/29/26, Strike 95.73	111,390
200	JPY	Takashimaya Company, Ltd.
40,860,000,000		Call, 12/06/28, Strike 94.40	3,211,232
			11,222,405
		Consumer Staples (0.0%)
5,500		Beyond Meat, Inc.
3,283,500		Put, 01/19/24, Strike $10.00	2,557,500
		Ezaki Glico Company, Ltd.
100	JPY
43,860,000,000		Call, 01/30/24, Strike 97.57	162,760
50	JPY
21,930,000,000		Call, 01/30/24, Strike 96.89	104,145
50	JPY
1,149,500,000,000		Nippn Corp.
		Call, 06/20/25, Strike 98.27	327,293
			3,151,698
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Health Care (0.0%)
		Ship Healthcare Holdings, Inc.
72	JPY
1,674,000,000,000		Call, 12/13/23, Strike 97.95	$98,936
50	JPY
1,162,500,000,000		Call, 12/13/23, Strike 97.68	77,631
25	JPY
581,250,000,000		Call, 12/13/23, Strike 98.32	28,232
			204,799
		Industrials (0.0%)
		ANA Holdings, Inc.
100	JPY
3,940,000,000		Call, 12/08/28, Strike 86.09	2,436,350
100	JPY
39,400,000		Call, 09/19/24, Strike 96.53	244,180
100		Asashi Refining US, Inc.
346,100,000		Call, 03/16/26, Strike $88.78	25,000
160	JPY	Seino Holdings Company, Ltd.
3,504,000,000,000		Call, 03/31/26, Strike 97.31	1,921,336
			4,626,866
		Information Technology (0.0%)
2,000		Palo Alto Networks, Inc.
48,604,000		Put, 11/03/23, Strike $260.00	3,430,000
500		Silicon Motion Technology Corp.
2,679,000		Call, 12/15/23, Strike $60.00	50,000
			3,480,000
		Materials (0.1%)
45	JPY
1,315,350,000,000		Maeda Kosen Company, Ltd. Call, 04/18/24, Strike 99.90	45,433
		Nippon Steel Corp.
100	JPY
7,220,000,000		Call, 10/04/24, Strike 98.59	2,475,592
50	JPY
3,610,000,000		Call, 10/05/26, Strike 96.93	1,315,236
34	JPY
2,454,800,000		Call, 10/05/26, Strike 97.61	875,888
			4,712,149
		Other (1.1%)
14,500		S&P 500 Index
6,081,010,000		Put, 12/29/23, Strike $4,200.00	148,407,500
			148,407,500
		Real Estate (0.0%)
100	JPY	Relo Group, Inc.
1,487,000,000,000		Call, 12/17/27, Strike 92.68	629,750
		TOTAL PURCHASED OPTIONS (Cost $103,099,310)	177,662,240

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.9%)
130,372,948		State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $130,372,948)	$130,372,948
		TOTAL INVESTMENTS (96.2%) (Cost $12,172,568,769)	13,408,569,715
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)			(130,372,948)
OTHER ASSETS, LESS LIABILITIES (4.7%)			656,289,955
NET ASSETS (100.0%)			$13,934,486,722
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-15.7%)#
		Communication Services (-0.7%)
(130,848)		Bilibili, Inc. (ADR)	(1,757,289)
(10,500)		Charter Communications, Inc. - Class A	(4,229,400)
(400,000	) JPY	CyberAgent, Inc.	(2,083,985)
(985,065)		DISH Network Corp. - Class A	(4,826,818)
(69,800)		JOYY, Inc. (ADR)	(2,716,616)
(246,200	) JPY	Koei Tecmo Holdings Company, Ltd.	(3,190,083)
(8,884,169	) EUR	Koninklijke KPN, NV	(29,846,085)
(103,913)		Live Nation Entertainment, Inc.	(8,315,118)
(71,000)		Lyft, Inc. - Class A	(651,070)
(169,347)		Match Group, Inc.	(5,859,406)
(4,500)		Perficient, Inc.	(261,855)
(113,988)		Sea, Ltd. (ADR)	(4,753,300)
(661,267)		Snap, Inc. - Class A	(6,619,283)
(45,992)		TechTarget, Inc.	(1,158,078)
(166,701)		TKO Group Holdings, Inc.	(13,666,148)
(32,170)		TripAdvisor, Inc.	(474,829)
(94,929)		Ziff Davis, Inc.	(5,739,407)
			(96,148,770)
		Consumer Discretionary (-3.0%)
(79,000)		Airbnb, Inc. - Class A	(9,344,910)
(936,400	) HKD	ANTA Sports Products, Ltd.	(10,572,306)
(1,400)		Booking Holdings, Inc.	(3,905,384)
(2,121,000)		Carnival Corp.	(24,306,660)
(17,000)		Cheesecake Factory, Inc.	(528,190)
(11,323)		Cracker Barrel Old Country Store, Inc.	(751,394)
(49,178	) EUR	Delivery Hero, SE*	(1,247,285)
NUMBER OF SHARES			VALUE
(192,300)		DraftKings, Inc. - Class A	$(5,311,326)
(1,285,100	) JPY	EDION Corp.	(12,768,337)
(299,959)		Etsy, Inc.	(18,687,446)
(310,000)		Ford Motor Company	(3,022,500)
(409,736)		Guess?, Inc.	(8,809,324)
(206,500	) JPY	Kyoritsu Maintenance Company, Ltd.	(7,839,030)
(444,400)		Li Auto, Inc. (ADR)	(15,025,164)
(44,901)		Luminar Technologies, Inc.	(142,336)
(38,217)		Marriott Vacations Worldwide Corp.	(3,434,180)
(20,000	) HKD	Meituan - Class B*	(282,675)
(1,974,400)		NIO, Inc. (ADR)	(14,413,120)
(622,200)		Norwegian Cruise Line Holdings, Ltd.	(8,461,920)
(157,550)		PDD Holdings, Inc.	(15,978,721)
(2,781,800)		Rivian Automotive, Inc. - Class A	(45,120,796)
(567,832)		Royal Caribbean Cruises, Ltd.	(48,112,405)
(23,700)		Shake Shack, Inc. - Class A	(1,328,148)
(150,355)		Stride, Inc.	(8,266,518)
(515,800	) JPY	Takashimaya Company, Ltd.	(6,952,198)
(416,358)		Tesla, Inc.	(83,621,341)
(6,600)		Vail Resorts, Inc.	(1,400,850)
(1,221,902)		Wayfair, Inc. - Class A	(52,065,244)
(3,380,000	) HKD	Wynn Macau, Ltd.	(2,984,671)
			(414,684,379)
		Consumer Staples (-0.1%)
(113,100)		Beauty Health Company	(458,055)
(83,589)		Freshpet, Inc.	(4,798,009)
(96,000	) JPY	Nippn Corp.	(1,456,071)
(84,900)		Post Holdings, Inc.	(6,815,772)
(93,400	) JPY	Yaoko Company, Ltd.	(4,776,140)
			(18,304,047)
		Energy (-1.8%)
(36,774)		Chevron Corp.	(5,359,075)
(559,643)		Exxon Mobil Corp.	(59,238,212)
(101,968)		Northern Oil & Gas, Inc.	(3,909,453)
(767,759)		Pioneer Natural Resources Company	(183,494,401)
(125,200)		World Kinect Corp.	(2,316,200)
			(254,317,341)
		Financials (-0.2%)
(282,500)		Apollo Global Management, Inc.	(21,876,800)
(29,500)		Coinbase Global, Inc. - Class A	(2,275,040)
(177,000)		SoFi Technologies, Inc.	(1,336,350)
			(25,488,190)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
		Health Care (-1.5%)
(61,000)		Alnylam Pharmaceuticals, Inc.	$(9,259,800)
(108,580)		Amphastar Pharmaceuticals, Inc.	(4,915,417)
(30,400)		Ascendis Pharma, A/S (ADR)	(2,715,024)
(210,066)		Bridgebio Pharma, Inc.	(5,470,119)
(57,790)		Coherus Biosciences, Inc.	(193,597)
(112,619)		CONMED Corp.	(10,975,848)
(749,380)		Dexcom, Inc.	(66,567,425)
(94,406)		Envista Holdings Corp.	(2,196,828)
(400,224)		Halozyme Therapeutics, Inc.	(13,555,587)
(406,600)		Innoviva, Inc.	(5,045,906)
(170,531)		Insmed, Inc.	(4,273,507)
(74,881)		Insulet Corp.	(9,926,974)
(70,500)		Integer Holdings Corp.	(5,722,485)
(244,000)		Ionis Pharmaceuticals, Inc.	(10,801,880)
(567,630)		Ironwood Pharmaceuticals, Inc.	(5,091,641)
(83,420)		Jazz Pharmaceuticals, PLC	(10,596,008)
(43,580)		Lantheus Holdings, Inc.	(2,815,268)
(7,000)		Mesa Laboratories, Inc.	(656,810)
(212,500)		Natera, Inc.	(8,387,375)
(25,000)		NeoGenomics, Inc.	(350,500)
(40,000)		Omnicell, Inc.	(1,421,600)
(49,000)		Revance Therapeutics, Inc.	(386,610)
(173,511)		Sarepta Therapeutics, Inc.	(11,679,025)
(600	) JPY	Ship Healthcare Holdings, Inc.	(9,203)
(16,462)		Shockwave Medical, Inc.	(3,395,452)
(23,700)		TransMedics Group, Inc.	(888,276)
(642,149)		Veradigm, Inc.	(8,469,945)
			(205,768,110)
		Industrials (-1.0%)
(21,800)		Advanced Energy Industries, Inc.	(1,902,268)
(100,200)		Air Transport Services Group, Inc.	(1,960,914)
(602,400)		American Airlines Group, Inc.	(6,716,760)
(238,100	) JPY	ANA Holdings, Inc.	(4,637,118)
(32,955)		Axon Enterprise, Inc.	(6,738,968)
(382,400)		Bloom Energy Corp. - Class A	(3,976,960)
(315,700)		Chart Industries, Inc.	(36,693,811)
(513,000)		Clarivate, PLC	(3,272,940)
(242,933)		Fluor Corp.	(8,087,240)
(91,056)		Granite Construction, Inc.	(3,685,947)
(54,380)		Greenbrier Companies, Inc.	(1,881,004)
(49,800)		John Bean Technologies Corp.	(5,180,196)
(92,200)		Middleby Corp.	(10,406,614)
(19,000)		RBC Bearings, Inc.	(4,176,960)
(129,000	) EUR	Safran, SA	(20,067,486)
(415,200	) JPY	Seino Holdings Company, Ltd.	(5,997,562)
NUMBER OF SHARES			VALUE
(3,374,000	) SGD	Singapore Airlines, Ltd.	$(15,056,889)
(57,600)		Stem, Inc.	(194,688)
(22,494)		Tetra Tech, Inc.	(3,394,569)
(130,305)		Upwork, Inc.	(1,361,687)
(340,000)		Virgin Galactic Holdings, Inc.	(503,200)
			(145,893,781)
		Information Technology (-6.3%)
(106,345)		3D Systems Corp.	(396,667)
(1,020,900)		Akamai Technologies, Inc.	(105,489,597)
(100,182)		Altair Engineering, Inc. - Class A	(6,223,306)
(119,700)		Bentley Systems, Inc. - Class B	(5,822,208)
(122,759)		BILL Holdings, Inc.	(11,206,669)
(187,841)		Blackline, Inc.	(9,222,993)
(78,000)		Block, Inc.	(3,139,500)
(690,000)		Box, Inc. - Class A	(17,153,400)
(34,020)		Broadcom, Inc.	(28,623,407)
(27,900)		Ceridian HCM Holding, Inc.	(1,785,879)
(73,594)		Cloudflare, Inc. - Class A	(4,172,044)
(131,800)		Confluent, Inc. - Class A	(3,810,338)
(84,439)		CSG Systems International, Inc.	(3,956,812)
(65,900)		CyberArk Software, Ltd.	(10,783,876)
(156,600)		Datadog, Inc. - Class A	(12,758,202)
(32,050)		DigitalOcean Holdings, Inc.	(655,743)
(742,200)		Dropbox, Inc. - Class A	(19,519,860)
(22,734)		Enphase Energy, Inc.	(1,809,172)
(78,200)		Envestnet, Inc.	(2,893,400)
(42,000)		Five9, Inc.	(2,430,540)
(69,833)		Guidewire Software, Inc.	(6,294,048)
(23,000)		Impinj, Inc.	(1,486,030)
(2,113,399)		Infinera Corp.	(6,192,259)
(190,288)		Insight Enterprises, Inc.	(27,268,270)
(95,973)		InterDigital, Inc.	(7,221,968)
(47,916)		Itron, Inc.	(2,744,628)
(115,000)		Jamf Holding Corp.	(1,846,900)
(12,707,000	) HKD	Lenovo Group, Ltd.	(14,776,998)
(357,323)		Lumentum Holdings, Inc.	(14,010,635)
(6,753)		MicroStrategy, Inc. - Class A	(2,859,153)
(98,800)		Model N, Inc.	(2,381,080)
(275,779)		MongoDB, Inc.	(95,030,686)
(192,860)		Nice, Ltd. (ADR)	(29,767,941)
(118,350)		Nova, Ltd.	(11,239,699)
(79,587)		Nutanix, Inc. - Class A	(2,880,254)
(35,662)		Okta, Inc.	(2,403,975)
(1,280,700)		ON Semiconductor Corp.	(80,223,048)
(807,986)		Palo Alto Networks, Inc.	(196,356,758)
(30,500)		Pegasystems, Inc.	(1,303,570)
(124,000)		Progress Software Corp.	(6,371,120)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
(36,500)		PROS Holdings, Inc.	$(1,136,975)
(156,800)		Rapid7, Inc.	(7,289,632)
(134,400)		Seagate Technology Holdings, PLC	(9,172,800)
(126,300)		Shift4 Payments, Inc. - Class A	(5,622,876)
(127,498)		Splunk, Inc.	(18,762,606)
(431,268)		Teradyne, Inc.	(35,911,686)
(240,000)		Varonis Systems, Inc.	(8,073,600)
(33,300)		Verint Systems, Inc.	(626,373)
(216,646)		Vishay Intertechnology, Inc.	(4,818,207)
(350,700)		Wolfspeed, Inc.	(11,867,688)
(163,100)		Workiva, Inc.	(14,204,379)
			(881,999,455)
		Materials (-0.3%)
(25,000	) JPY	ARE Holdings, Inc.	(315,026)
(642,997)		ATI, Inc.	(24,285,997)
(73,870)		Lithium Americas Argentina Corp.	(408,501)
(51,200	) JPY	Maeda Kosen Company, Ltd.	(987,350)
(678,100	) JPY	Nippon Steel Corp.	(14,458,975)
			(40,455,849)
		Real Estate (-0.3%)
(605,000	) HKD	Link REIT	(2,775,566)
(88,000	) JPY	Relo Group, Inc.	(863,309)
(82,500)		Ventas, Inc.	(3,502,950)
(144,500)		Welltower, Inc.	(12,081,645)
(497,000)		Zillow Group, Inc. - Class C	(18,016,250)
			(37,239,720)
		Utilities (-0.5%)
(77,700)		Alliant Energy Corp.	(3,790,983)
(58,500)		American Water Works Company, Inc.	(6,882,525)
(163,000)		CenterPoint Energy, Inc.	(4,381,440)
(60,500)		CMS Energy Corp.	(3,287,570)
(71,500)		Duke Energy Corp.	(6,355,635)
(160,000)		FirstEnergy Corp.	(5,696,000)
(180,000)		NextEra Energy, Inc.	(10,494,000)
(235,000)		PPL Corp.	(5,773,950)
(226,600)		Southern Company	(15,250,180)
(161,900)		Sunnova Energy International, Inc.	(1,478,147)
			(63,390,430)
		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,260,175,982)	(2,183,690,072)
		TOTAL SECURITIES SOLD SHORT (Proceeds $2,260,175,982)	(2,183,690,072)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.7%)#
	Consumer Discretionary (0.0%)
11,000	Carnival Corp.
12,606,000	Call, 06/21/24, Strike $10.00	$(3,223,000)
68	iRobot Corp.
223,924	Call, 01/19/24, Strike $35.00	(21,420)
		(3,244,420)
	Information Technology (0.0%)
2,000	Palo Alto Networks, Inc.
48,604,000	Call, 11/03/23, Strike $260.00	(38,000)
	Other (-0.7%)
	S&P 500 Index
1,000
419,380,000	Call, 12/29/23, Strike $4,200.00	(11,690,000)
1,000
419,380,000	Call, 12/29/23, Strike $4,000.00	(25,975,000)
	S&P 500 Index
8,750
3,669,575,000	Call, 12/29/23, Strike $4,300.00	(56,218,750)
5,000
2,096,900,000	Put, 12/29/23, Strike $3,500.00	(3,550,000)
		(97,433,750)
	TOTAL WRITTEN OPTIONS (Premium $219,352,018)	(100,716,170)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Singapore Dollar	01/19/24	1,283,000	$940,368	$1,247
					$1,247
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	01/19/24	14,001,000	$17,028,527	$17,018
State Street Bank and Trust	Singapore Dollar	01/19/24	24,025,000	17,608,989	6,524
State Street Bank and Trust	Japanese Yen	01/19/24	3,109,342,000	20,782,545	309,873
State Street Bank and Trust	European Monetary Unit	01/19/24	102,255,000	108,601,683	(405,382)
					$(71,967)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $3,774,357,766.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2023.

#  Non-income producing security.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

‡‡‡  Security fair valued using significant unobservable inputs and classified as a Level 3 security.

&  Illiquid security.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

SGD  Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

TOTAL RETURN SWAPS

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
JPMorgan Chase Bank N.A.	PagerDuty, Inc.	Equity returns on 227,709 shares of PagerDuty, Inc.	1 mo. OBFR Plus 1.000%	11/15/23	Monthly	$4,884,358	$—	$291,468	$291,468
JPMorgan Chase Bank N.A.	Enovis Corp.	Equity returns on 60,200 shares of Enovis Corp.	1 mo. OBFR Plus 1.000%	11/22/23	Monthly	2,700,572	—	(62,608)	(62,608)
							$—	$228,860	$228,860

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (94.5%)
	Communication Services (8.3%)
81,811	Alphabet, Inc. - Class A~#	$10,151,109
91,737	Alphabet, Inc. - Class C~#	11,494,646
82,036	AT&T, Inc.~	1,263,354
70,810	Comcast Corp. - Class A	2,923,745
13,095	Fox Corp. - Class A	397,957
15,143	Match Group, Inc.#	523,948
35,178	Meta Platforms, Inc. - Class A#	10,598,076
6,768	Netflix, Inc.~#	2,786,318
10,830	T-Mobile U.S., Inc.#	1,558,004
67,586	Verizon Communications, Inc.~	2,374,296
32,834	Walt Disney Company~#	2,678,926
		46,750,379
	Consumer Discretionary (9.2%)
136,362	Amazon.com, Inc.~#	18,148,418
11,586	Aptiv, PLC#	1,010,299
584	Booking Holdings, Inc.~#	1,629,103
15,339	Caesars Entertainment, Inc.#	611,873
52,243	Carnival Corp.#	598,705
701	Chipotle Mexican Grill, Inc.#	1,361,482
4,530	Darden Restaurants, Inc.	659,251
14,075	DR Horton, Inc.	1,469,430
12,279	eBay, Inc.	481,705
62,497	Ford Motor Company	609,346
23,464	General Motors Company	661,685
17,230	Home Depot, Inc.~	4,905,209
14,561	Las Vegas Sands Corp.	691,065
14,068	Lowe's Companies, Inc.	2,680,939
1,370	Lululemon Athletica, Inc.#	539,068
10,904	McDonald's Corp.~	2,858,702
15,726	MGM Resorts International#	549,152
22,026	NIKE, Inc. - Class B~	2,263,612
33,393	Norwegian Cruise Line Holdings, Ltd.#^	454,145
1,359	O'Reilly Automotive, Inc.#	1,264,468
7,807	Ross Stores, Inc.	905,378
18,926	Starbucks Corp.~	1,745,734
11,785	Tesla, Inc.#	2,366,899
21,818	TJX Cos., Inc.~	1,921,511
2,401	Ulta Beauty, Inc.#	915,525
		51,302,704
	Consumer Staples (6.5%)
30,078	Altria Group, Inc.~	1,208,233
13,261	Archer-Daniels-Midland Company	949,090
8,504	Church & Dwight Company, Inc.	773,354
55,002	Coca-Cola Company~	3,107,063
NUMBER OF SHARES		VALUE
12,810	Colgate-Palmolive Company	$962,287
6,044	Constellation Brands, Inc. - Class A	1,415,203
5,230	Costco Wholesale Corp.~	2,889,261
4,093	Dollar General Corp.	487,231
7,051	Dollar Tree, Inc.#	783,295
4,633	Estee Lauder Companies, Inc. - Class A	597,055
13,991	General Mills, Inc.	912,773
10,613	Kellanova	535,638
7,910	Kimberly-Clark Corp.	946,352
18,278	Kraft Heinz Company	575,026
18,412	Kroger Company	835,352
36,953	Mondelez International, Inc. - Class A~	2,446,658
15,977	Monster Beverage Corp.#	816,425
16,870	PepsiCo, Inc.~	2,754,533
30,879	Philip Morris International, Inc.~	2,753,172
30,327	Procter & Gamble Company	4,549,960
13,781	Sysco Corp.	916,299
8,722	Target Corp.	966,310
26,015	Walmart, Inc.~	4,251,111
		36,431,681
	Energy (4.6%)
34,059	Chevron Corp.~	4,963,418
23,111	ConocoPhillips~	2,745,587
6,517	EOG Resources, Inc.	822,771
39,644	Exxon Mobil Corp.	4,196,318
15,001	Hess Corp.	2,166,144
43,843	Kinder Morgan, Inc.	710,257
23,211	Marathon Petroleum Corp.	3,510,664
13,019	Occidental Petroleum Corp.	804,704
8,789	ONEOK, Inc.	573,043
6,156	Phillips 66	702,215
8,740	Pioneer Natural Resources Company	2,088,860
18,547	Schlumberger, NV	1,032,326
6,127	Valero Energy Corp.	778,129
22,126	Williams Companies, Inc.	761,134
		25,855,570
	Financials (12.3%)
9,088	Aflac, Inc.~	709,864
6,980	Allstate Corp.~	894,347
15,603	American Express Company~	2,278,506
31,070	American International Group, Inc.~	1,904,902
4,276	Ameriprise Financial, Inc.	1,345,101
7,784	Arthur J Gallagher & Company	1,833,054
6,419	Assurant, Inc.~	955,789
172,602	Bank of America Corp.~	4,546,337
15,841	Bank of New York Mellon Corp.	673,242

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
23,527	Berkshire Hathaway, Inc. - Class B#	$8,030,471
1,644	BlackRock, Inc.	1,006,588
7,232	Cboe Global Markets, Inc.~	1,185,252
30,340	Charles Schwab Corp.	1,578,894
9,665	Chubb, Ltd.	2,074,302
22,853	Citigroup, Inc.~	902,465
3,420	CME Group, Inc.	730,033
9,283	Discover Financial Services	761,949
10,374	Fiserv, Inc.~#	1,180,042
5,745	Global Payments, Inc.	610,234
9,223	Goldman Sachs Group, Inc.~	2,800,195
34,292	Huntington Bancshares, Inc.	330,918
3,921	Jack Henry & Associates, Inc.	552,822
41,751	JPMorgan Chase & Company~	5,805,894
4,247	M&T Bank Corp.	478,849
12,072	Marsh & McLennan Cos., Inc.~	2,289,455
13,739	Mastercard, Inc. - Class A~	5,170,673
13,163	MetLife, Inc.	789,912
21,398	Morgan Stanley	1,515,406
6,806	Northern Trust Corp.	448,583
10,990	PayPal Holdings, Inc.#	569,282
5,099	Prudential Financial, Inc.	466,253
4,422	S&P Global, Inc.~	1,544,649
5,998	State Street Corp.	387,651
5,680	Travelers Companies, Inc.	951,059
15,712	US Bancorp~	500,899
31,172	Visa, Inc. - Class A^	7,328,537
80,783	Wells Fargo & Company~	3,212,740
20,400	Zions Bancorp NA	629,340
		68,974,489
	Health Care (13.3%)
22,556	Abbott Laboratories~	2,132,670
28,019	AbbVie, Inc.	3,955,723
14,461	Agilent Technologies, Inc.~	1,494,834
6,346	Amgen, Inc.~	1,622,672
15,835	Baxter International, Inc.~	513,529
5,297	Becton Dickinson & Co	1,338,976
3,300	Biogen, Inc.#	783,882
46,720	Boston Scientific Corp.#	2,391,597
44,580	Bristol-Myers Squibb Company~	2,297,207
10,303	Centene Corp.#	710,701
4,377	Cigna Group	1,353,368
19,357	CVS Health Corp.~	1,335,827
12,641	Danaher Corp.	2,427,325
8,227	Dexcom, Inc.#	730,804
14,742	Edwards Lifesciences Corp.~#	939,360
14,972	Eli Lilly & Company	8,293,440
NUMBER OF SHARES		VALUE
5,427	GE Healthcare, Inc.	$361,275
20,620	Gilead Sciences, Inc.~	1,619,495
4,318	HCA Healthcare, Inc.	976,473
2,789	Humana, Inc.~	1,460,571
7,388	Intuitive Surgical, Inc.~#	1,937,281
4,179	IQVIA Holdings, Inc.#	755,689
35,670	Johnson & Johnson	5,291,288
4,088	Laboratory Corp. of America Holdings	816,496
2,692	McKesson Corp.	1,225,829
21,870	Medtronic, PLC	1,543,147
38,353	Merck & Company, Inc.~	3,938,853
86,481	Pfizer, Inc.~	2,642,859
4,933	Quest Diagnostics, Inc.	641,783
1,052	Regeneron Pharmaceuticals, Inc.#	820,444
3,852	Stryker Corp.	1,040,888
7,551	Thermo Fisher Scientific, Inc.~	3,358,458
18,231	UnitedHealth Group, Inc.	9,763,794
5,482	Vertex Pharmaceuticals, Inc.~#	1,985,087
3,831	Zimmer Biomet Holdings, Inc.	399,995
10,255	Zoetis, Inc.	1,610,035
		74,511,655
	Industrials (7.8%)
6,070	3M Company	552,067
4,593	Allegion, PLC	451,767
8,751	Automatic Data Processing, Inc.~	1,909,643
5,994	Boeing Company~#	1,119,799
23,944	Carrier Global Corp.	1,141,171
12,197	Caterpillar, Inc.~	2,757,132
64,755	CSX Corp.~	1,932,937
4,403	Deere & Company~	1,608,680
15,140	Delta Air Lines, Inc.~	473,125
6,042	Eaton Corp., PLC	1,256,192
17,282	Emerson Electric Company~	1,537,580
4,481	Generac Holdings, Inc.#	376,718
3,822	General Dynamics Corp.	922,287
16,285	General Electric Company	1,769,040
14,639	Honeywell International, Inc.~	2,682,743
757	Hubbell, Inc.	204,466
5,445	Illinois Tool Works, Inc.	1,220,333
14,045	Johnson Controls International, PLC	688,486
6,083	L3Harris Technologies, Inc.	1,091,351
3,067	Lockheed Martin Corp.~	1,394,381
12,849	Masco Corp.	669,304
3,493	Norfolk Southern Corp.	666,429
3,141	Northrop Grumman Corp.~	1,480,762
5,751	Otis Worldwide Corp.	444,035
13,482	PACCAR, Inc.	1,112,669
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
8,226	Paychex, Inc.	$913,497
2,952	Paycom Software, Inc.	723,151
13,826	Pentair, PLC	803,567
31,233	RTX Corp.~	2,542,054
27,603	Southwest Airlines Company	613,615
16,157	Union Pacific Corp.~	3,354,355
15,942	United Airlines Holdings, Inc.#	558,129
10,304	United Parcel Service, Inc. - Class B~	1,455,440
5,171	Verisk Analytics, Inc.	1,175,679
9,897	Waste Management, Inc.~	1,626,374
7,109	Xylem, Inc.~	664,976
		43,893,934
	Information Technology (26.4%)
8,650	Accenture, PLC - Class A	2,569,828
6,326	Adobe, Inc.#	3,365,812
28,867	Advanced Micro Devices, Inc.~#	2,843,399
13,434	Amphenol Corp. - Class A	1,082,109
10,726	Analog Devices, Inc.	1,687,522
225,907	Apple, Inc.~	38,578,138
13,094	Applied Materials, Inc.	1,732,991
3,739	Autodesk, Inc.#	738,939
6,910	Broadcom, Inc.~	5,813,867
82,206	Cisco Systems, Inc.~	4,285,399
10,488	Cognizant Technology Solutions Corp. - Class A	676,161
2,208	Enphase Energy, Inc.#	175,713
3,865	Gartner, Inc.#	1,283,335
21,561	HP, Inc.	567,701
44,897	Intel Corp.~	1,638,741
10,549	International Business Machines Corp.	1,525,807
5,533	Intuit, Inc.~	2,738,558
25,558	Micron Technology, Inc.~	1,709,063
113,629	Microsoft Corp.~	38,419,101
1,951	Monolithic Power Systems, Inc.	861,835
5,808	NetApp, Inc.	422,706
37,718	NVIDIA Corp.~††	15,381,400
5,786	NXP Semiconductors, NV	997,680
9,050	ON Semiconductor Corp.#	566,892
28,103	Oracle Corp.~	2,905,850
6,846	Palo Alto Networks, Inc.#	1,663,715
5,543	PTC, Inc.#	778,348
6,990	Qorvo, Inc.#	611,066
18,469	QUALCOMM, Inc.~	2,012,936
17,481	Salesforce, Inc.~#	3,510,709
3,715	ServiceNow, Inc.#	2,161,573
8,249	Skyworks Solutions, Inc.	715,518
1,951	SolarEdge Technologies, Inc.#	148,178
NUMBER OF SHARES		VALUE
5,608	TE Connectivity, Ltd.	$660,903
8,317	Teradyne, Inc.	692,557
10,284	Texas Instruments, Inc.~	1,460,431
2,524	Tyler Technologies, Inc.#	941,200
		147,925,681
	Materials (2.2%)
5,076	Air Products & Chemicals, Inc.~	1,433,665
4,149	Avery Dennison Corp.	722,216
5,221	Celanese Corp.^	597,857
14,468	Corteva, Inc.	696,490
14,465	Dow, Inc.	699,238
13,005	DuPont de Nemours, Inc.	947,804
40,784	Freeport-McMoRan, Inc.	1,377,684
11,344	Linde, PLC	4,335,223
6,431	PPG Industries, Inc.	789,534
3,937	Sherwin-Williams Company	937,833
		12,537,544
	Real Estate (1.8%)
4,421	Alexandria Real Estate Equities, Inc.	411,728
5,557	American Tower Corp.	990,202
4,065	AvalonBay Communities, Inc.	673,733
5,516	Crown Castle, Inc.	512,878
6,190	Digital Realty Trust, Inc.	769,788
1,017	Equinix, Inc.	742,044
5,289	Mid-America Apartment Communities, Inc.	624,895
16,272	Prologis, Inc.	1,639,404
2,913	Public Storage	695,362
10,118	Realty Income Corp.	479,391
8,249	Regency Centers Corp.	497,085
12,808	UDR, Inc.	407,423
10,361	Welltower, Inc.	866,283
19,283	Weyerhaeuser Company	553,229
		9,863,445
	Utilities (2.1%)
31,559	AES Corp.~	470,229
12,356	American Electric Power Company, Inc.~	933,372
11,494	CMS Energy Corp.	624,584
9,624	Consolidated Edison, Inc.	844,891
11,379	Dominion Energy, Inc.	458,801
15,737	Duke Energy Corp.~	1,398,862
6,963	Edison International	439,087
7,045	Entergy Corp.	673,432
9,708	Exelon Corp.	378,030
15,940	FirstEnergy Corp.	567,464
25,314	NextEra Energy, Inc.~	1,475,806
19,476	NiSource, Inc.	490,016

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
12,239	Public Service Enterprise Group, Inc.	$754,534
17,471	Southern Company	1,175,798
4,213	Veralto Corp.#	290,697
14,026	Xcel Energy, Inc.	831,321
		11,806,924
	TOTAL COMMON STOCKS (Cost $428,510,111)	529,854,006
EXCHANGE-TRADED FUND (1.8%)
	Other (1.8%)
24,852	SPDR S&P 500 ETF Trust^ (Cost $10,650,584)	10,393,107
PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (1.1%)
	Consumer Discretionary (1.1%)
616,000	Tesla, Inc. 2.000%, 05/15/24 (Cost $6,587,300)	5,999,994
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (4.5%)#
	Other (4.5%)
	S&P 500 Index
530
222,271,400	Put, 12/20/24, Strike $4,350.00	15,823,150
300
125,814,000	Put, 12/20/24, Strike $4,400.00	9,528,000
	TOTAL PURCHASED OPTIONS (Cost $19,899,902)	25,351,150
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.1%)
6,187,314	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $6,187,314)	6,187,314
	TOTAL INVESTMENTS (103.0%) (Cost $471,835,211)	577,785,571
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.1%)		(6,187,314)
LIABILITIES, LESS OTHER ASSETS (-1.9%)		(10,717,684)
NET ASSETS (100.0%)		$560,880,573
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-2.7%)#
	Other (-2.7%)
	S&P 500 Index
345
144,686,100	Call, 12/20/24, Strike $4,350.00	$(11,459,175)
100
41,938,000	Put, 12/20/24, Strike $3,450.00	(879,500)
90
37,744,200	Call, 12/20/24, Strike $4,400.00	(2,737,800)
	TOTAL WRITTEN OPTIONS (Premium $20,949,358)	$(15,076,475)

NOTES TO SCHEDULE OF INVESTMENTS

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $132,857,105.

#  Non-income producing security.

^  Security, or portion of security, is on loan.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (87.9%)
	Communication Services (4.9%)
368,500	Alphabet, Inc. - Class A#~	$45,723,480
	Consumer Discretionary (11.6%)
386,000	Amazon.com, Inc.#~	51,372,740
272,000	Caesars Entertainment, Inc.#~	10,850,080
234,000	Hyatt Hotels Corp. - Class A~^	23,970,960
120,000	Marriott International, Inc. - Class A	22,627,200
		108,820,980
	Consumer Staples (2.6%)
367,000	Sysco Corp.~	24,401,830
	Financials (10.2%)
369,000	Morgan Stanley~	26,132,580
153,500	Visa, Inc. - Class A~	36,087,850
828,000	Wells Fargo & Company	32,929,560
		95,149,990
	Health Care (14.4%)
95,000	Abbott Laboratories	8,982,250
206,000	Danaher Corp.~	39,556,120
285,000	Medtronic, PLC~	20,109,600
325,500	Merck & Company, Inc.~	33,428,850
314,000	Zimmer Biomet Holdings, Inc.~	32,784,740
		134,861,560
	Industrials (26.7%)
658,000	Air Lease Corp.~	22,786,540
1,671,000	American Airlines Group, Inc.#^	18,631,650
47,000	Automatic Data Processing, Inc.	10,256,340
705,500	CSX Corp.~	21,059,175
151,000	Honeywell International, Inc.~	27,672,260
269,000	L3Harris Technologies, Inc.	48,261,290
95,500	Paycom Software, Inc.#~	23,394,635
149,000	Union Pacific Corp.~	30,933,890
1,344,000	United Airlines Holdings, Inc.#~	47,053,440
		250,049,220
	Information Technology (16.2%)
226,000	Advanced Micro Devices, Inc.#~	22,261,000
52,500	Analog Devices, Inc.~	8,259,825
395,000	Intel Corp.~	14,417,500
161,500	Microsoft Corp.~	54,604,765
269,500	Oracle Corp.~	27,866,300
286,000	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)~	24,684,660
		152,094,050
NUMBER OF SHARES		VALUE
	Materials (1.0%)
25,000	Linde, PLC~	$9,554,000
	Utilities (0.3%)
29,499	Veralto Corp.	2,035,431
	TOTAL COMMON STOCKS (Cost $813,070,453)	822,690,541
EXCHANGE-TRADED FUND (4.6%)
	Other (4.6%)
510,000	iShares 20+ Year Treasury Bond ETF^ (Cost $45,649,372)	42,625,800
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (1.1%)#
	Communication Services (0.4%)
2,450	Alphabet, Inc.
30,399,600	Put, 11/03/23, Strike $138.00	3,442,250
	Consumer Discretionary (0.0%)
2,365	Amazon.com, Inc.
31,475,785	Put, 11/03/23, Strike $118.00	5,913
	Financials (0.1%)
5,400	PayPal Holdings, Inc.
27,972,000	Call, 11/03/23, Strike $55.00	599,400
	Health Care (0.0%)
3,255	Merck & Company, Inc.
33,428,850	Put, 11/03/23, Strike $103.00	320,617
	Industrials (0.0%)
17,490	Delta Air Lines, Inc.
54,656,250	Call, 11/17/23, Strike $37.00	43,725
	Information Technology (0.1%)
	Advanced Micro Devices, Inc.
2,260
22,261,000	Put, 11/10/23, Strike $95.00	642,970
910
8,963,500	Call, 11/17/23, Strike $115.00	56,420
1,400	Apple, Inc.
23,907,800	Put, 11/17/23, Strike $165.00	356,300
860	Microsoft Corp.
29,077,460	Put, 11/03/23, Strike $327.50	56,760
180	ServiceNow, Inc.
10,473,300	Put, 11/10/23, Strike $510.00	6,750
1,535	Visa, Inc.
36,087,850	Put, 11/03/23, Strike $235.00	260,950
		1,380,150

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (0.5%)
15,300	iShares 20+ Year Treasury Bond ETF
127,877,400	Call, 11/03/23, Strike $85.00	$428,400
4,500	SPDR S&P 500 ETF Trust
188,190,000	Put, 11/01/23, Strike $416.00	531,000
9,300	SPDR S&P Regional Banking ETF
36,893,100	Put, 11/17/23, Strike $41.00	1,739,100
31,000	U.S. Global Jets ETF
46,252,000	Call, 12/01/23, Strike $15.00	1,627,500
		4,326,000
	TOTAL PURCHASED OPTIONS (Cost $12,968,795)	10,118,055
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.3%)
11,890,737	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $11,890,737)	11,890,737
	TOTAL INVESTMENTS (94.9%) (Cost $883,579,357)	887,325,133
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)		(11,890,737)
OTHER ASSETS, LESS LIABILITIES (6.4%)		60,461,883
NET ASSETS (100.0%)		$935,896,279
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-10.9%)#
	Consumer Discretionary (-1.6%)
(73,000)	Tesla, Inc.	(14,661,320)
	Consumer Staples (-2.9%)
(166,000)	Walmart, Inc.	(27,126,060)
	Financials (-1.5%)
(543,000)	Bank of America Corp.	(14,302,620)
	Information Technology (-4.1%)
(53,000)	KLA Corp.	(24,894,100)
(68,500)	Salesforce, Inc.	(13,756,855)
		(38,650,955)
	Real Estate (-0.5%)
(38,000)	Digital Realty Trust, Inc.	(4,725,680)
NUMBER OF SHARES		VALUE
	Utilities (-0.3%)
(29,499)	Veralto Corp.	$(2,035,431)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $105,747,267)	(101,502,066)
EXCHANGE-TRADED FUNDS SOLD SHORT (-60.7%)#
	Other (-60.7%)
(381,500)	Industrial Select Sector SPDR Fund	(37,524,340)
(759,500)	SPDR S&P 500 ETF Trust	(317,622,900)
(553,600)	Vanguard S&P 500 ETF	(212,676,512)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $596,754,352)	(567,823,752)
	TOTAL SECURITIES SOLD SHORT (Proceeds $702,501,619)	(669,325,818)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-1.2%)#
	Communication Services (-0.2%)
	Alphabet, Inc.
2,450
30,399,600	Put, 11/17/23, Strike $130.00	(1,586,375)
1,500
18,612,000	Put, 12/15/23, Strike $110.00	(125,250)
		(1,711,625)
	Consumer Discretionary (-0.2%)
	Amazon.com, Inc.
1,750
23,290,750	Put, 12/15/23, Strike $105.00	(64,750)
1,185
15,771,165	Call, 12/15/23, Strike $135.00	(639,900)
730	Tesla, Inc.
14,661,320	Put, 12/15/23, Strike $190.00	(664,300)
		(1,368,950)
	Financials (-0.1%)
5,430	Bank of America Corp.
14,302,620	Put, 12/15/23, Strike $24.00	(198,195)
1,800	PayPal Holdings, Inc.
9,324,000	Put, 11/17/23, Strike $52.00	(513,000)
		(711,195)
	Health Care (0.0%)
3,255	Merck & Company, Inc.
33,428,850	Put, 12/15/23, Strike $95.00	(247,380)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Industrials (-0.1%)
8,745	Delta Air Lines, Inc.
27,328,125	Call, 11/17/23, Strike $35.00	$(65,588)
7,600	United Airlines Holdings, Inc.
26,607,600	Put, 11/17/23, Strike $36.00	(1,269,200)
		(1,334,788)
	Information Technology (-0.1%)
	Advanced Micro Devices, Inc.
2,260
22,261,000	Put, 11/10/23, Strike $85.00	(132,210)
2,260
22,261,000	Put, 12/15/23, Strike $85.00	(454,260)
1,400	Apple, Inc.
23,907,800	Put, 12/15/23, Strike $150.00	(152,600)
	Microsoft Corp.
860
29,077,460	Put, 11/03/23, Strike $317.50	(13,330)
645
21,808,095	Put, 12/15/23, Strike $300.00	(133,192)
180	ServiceNow, Inc.
10,473,300	Put, 12/15/23, Strike $440.00	(30,150)
	Visa, Inc.
1,535
36,087,850	Call, 12/15/23, Strike $250.00	(191,875)
1,535
36,087,850	Put, 12/15/23, Strike $205.00	(112,055)
		(1,219,672)
	Other (-0.5%)
4,750	Industrial Select Sector SPDR
46,721,000	Put, 11/17/23, Strike $96.00	(353,875)
5,100	iShares 20+ Year Treasury Bond ETF
42,625,800	Call, 11/03/23, Strike $83.00	(543,150)
3,300	SPDR S&P 500 ETF Trust
138,006,000	Put, 01/19/24, Strike $360.00	(561,000)
	SPDR S&P 500 ETF Trust
9,800
409,836,000	Put, 12/15/23, Strike $370.00	(1,024,100)
3,300
138,006,000	Put, 12/15/23, Strike $380.00	(536,250)
9,300	SPDR S&P Regional Banking ETF
36,893,100	Put, 12/15/23, Strike $35.00	(497,550)
31,000	U.S. Global Jets ETF
46,252,000	Put, 12/01/23, Strike $14.50	(992,000)
		(4,507,925)
	TOTAL WRITTEN OPTIONS (Premium $12,343,738)	$(11,101,535)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $444,859,313.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Merger Arbitrage Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (25.9%)
		Communication Services (3.8%)
100,000	EUR	Cellnex Telecom, SA 0.750%, 11/20/31	$78,108
		Health Care (3.8%)
15,000		Intercept Pharmaceuticals, Inc. 2.000%, 05/15/26	14,816
57,000		NextGen Healthcare, Inc.* 3.750%, 11/15/27	64,117
			78,933
		Information Technology (18.3%)
26,000		Nutanix, Inc. 0.250%, 10/01/27	23,440
55,000		Rapid7, Inc. 0.250%, 03/15/27	47,156
143,000		Splunk, Inc. 1.125%, 06/15/27	135,176
75,000		1.125%, 09/15/25	80,630
36,000		Unity Software, Inc. 0.000%, 11/15/26	28,213
70,000		Wix.com, Ltd. 0.000%, 08/15/25	62,073
			376,688
		TOTAL CONVERTIBLE BONDS (Cost $535,385)	533,729
CORPORATE BONDS (3.8%)
		Energy (2.6%)
53,000		PDC Energy, Inc. 5.750%, 05/15/26	52,828
		Information Technology (1.2%)
32,000		Playtika Holding Corp. 4.250%, 03/15/29	25,835
		TOTAL CORPORATE BONDS (Cost $79,259)	78,663
NUMBER OF SHARES			VALUE
COMMON STOCKS (62.6%)
		Communication Services (2.2%)
2,000		EchoStar Corp. - Class A#	27,720
1,181		TEGNA, Inc.	17,136
			44,856
		Consumer Discretionary (7.3%)
1,831		Capri Holdings, Ltd.#~	93,711
1,709		iRobot Corp.#~	56,277
			149,988
		Consumer Staples (8.4%)
6,031		Albertsons Companies, Inc. - Class A~	130,873
NUMBER OF SHARES		VALUE
1,912	Sovos Brands, Inc.#	$41,509
		172,382
	Energy (6.9%)
130	Hess Corp.	18,772
513	Pioneer Natural Resources Company~	122,607
		141,379
	Health Care (16.7%)
4,226	Abcam, PLC (ADR)#	96,860
788	Amedisys, Inc.#~	72,094
1,078	Mirati Therapeutics, Inc.#~	59,861
540	Seagen, Inc.#~	114,918
		343,733
	Industrials (3.7%)
6,680	Spirit Airlines, Inc.	76,686
	Information Technology (8.8%)
100	Blackbaud, Inc.#	6,540
385	Silicon Motion Technology Corp. (ADR)#	20,628
1,010	VMware, Inc. - Class A#‡‡‡	154,530
		181,698
	Special Purpose Acquisition Companies (1.8%)
1,500	Four Leaf Acquisition Corp. - Class A	15,750
1,510	OPY Acquisition Corp. I - Class A#	15,794
230	Quetta Acquisition Corp.	2,328
231	Spark I Acquisition Corp.	2,338
		36,210
	Utilities (6.8%)
3,325	PNM Resources, Inc.~	140,515
	TOTAL COMMON STOCKS (Cost $1,354,873)	1,287,447
	TOTAL INVESTMENTS (92.3%) (Cost $1,969,517)	1,899,839
OTHER ASSETS, LESS LIABILITIES (7.7%)		158,805
NET ASSETS (100.0%)		$2,058,644
COMMON STOCKS SOLD SHORT (-13.6%)#
	Communication Services (-1.3%)
(5,700)	DISH Network Corp. - Class A	(27,930)
	Energy (-7.1%)
(134)	Chevron Corp.	(19,528)
(1,191)	Exxon Mobil Corp.	(126,067)
		(145,595)
	Information Technology (-5.2%)
(127)	Broadcom, Inc.	(106,854)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $293,832)	(280,379)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Merger Arbitrage Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $332,234.

‡‡‡  Security fair valued using significant unobservable inputs and classified as a Level 3 security.

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

ABBREVIATION

ADR  American Depositary Receipt

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (92.1%)
	Communication Services (7.6%)
9,750,000	Liberty Media Corp.* 3.750%, 03/15/28	$10,744,792
9,250,000	2.375%, 09/30/53	8,969,263
11,250,000	Liberty Media Corp.-Liberty Formula One^ 2.250%, 08/15/27	11,213,212
7,750,000	Match Group Financeco 3, Inc.*^ 2.000%, 01/15/30	6,298,193
8,500,000	Perficient, Inc. 0.125%, 11/15/26	6,804,165
20,500,000	Snap, Inc. 0.000%, 05/01/27	15,269,425
4,000,000	Zillow Group, Inc. 1.375%, 09/01/26	4,201,680
		63,500,730
	Consumer Discretionary (16.2%)
4,750,000	Airbnb, Inc. 0.000%, 03/15/26	4,115,400
6,750,000	Booking Holdings, Inc. 0.750%, 05/01/25	10,293,142
5,000,000	Carnival Corp.* 5.750%, 12/01/27	5,924,100
15,500,000	DISH Network Corp. 0.000%, 12/15/25	9,509,870
10,750,000	DraftKings Holdings, Inc.^ 0.000%, 03/15/28	7,979,188
9,000,000	Etsy, Inc. 0.125%, 10/01/26	8,961,930
20,250,000	Ford Motor Company 0.000%, 03/15/26	18,484,402
9,500,000	Liberty Broadband Corp.* 3.125%, 03/31/53	9,424,475
2,695,000	Lucid Group, Inc.* 1.250%, 12/15/26	1,485,376
5,250,000	Marriott Vacations Worldwide Corp.*^ 3.250%, 12/15/27	4,451,318
11,000,000	Rivian Automotive, Inc.* 4.625%, 03/15/29	11,595,980
5,250,000	Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	9,600,255
7,750,000	Shake Shack, Inc. 0.000%, 03/01/28	5,731,280
12,500,000	Vail Resorts, Inc. 0.000%, 01/01/26	10,944,250
7,500,000	Wayfair, Inc. 3.500%, 11/15/28*	8,714,175
3,600,000	3.250%, 09/15/27	3,469,104
4,750,000	Wynn Macau, Ltd.* 4.500%, 03/07/29	4,845,570
		135,529,815
PRINCIPAL AMOUNT		VALUE
	Consumer Staples (1.3%)
3,067,000	Enovis Corp.* 3.875%, 10/15/28	$3,204,248
8,000,000	Post Holdings, Inc. 2.500%, 08/15/27	7,636,560
		10,840,808
	Energy (3.7%)
3,000,000	EQT Corp.~ 1.750%, 05/01/26	8,722,200
5,410,000	Nabors Industries, Inc.* 1.750%, 06/15/29	4,053,821
5,000,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	5,905,350
4,750,000	Pioneer Natural Resources Company 0.250%, 05/15/25	12,121,858
		30,803,229
	Financials (1.2%)
10,250,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27	10,391,450
	Health Care (18.6%)
5,500,000	Alnylam Pharmaceuticals, Inc.^ 1.000%, 09/15/27	4,773,230
7,750,000	Alphatec Holdings, Inc. 0.750%, 08/01/26	6,620,903
6,969,000	BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	6,720,276
6,000,000	CONMED Corp. 2.250%, 06/15/27	5,616,900
7,000,000	CryoPort, Inc.* 0.750%, 12/01/26	5,539,450
35,000,000	Dexcom, Inc.* 0.375%, 05/15/28	30,872,100
4,750,000	Envista Holdings Corp.*^ 1.750%, 08/15/28	4,109,890
10,750,000	Exact Sciences Corp.^ 0.375%, 03/01/28	8,925,080
8,250,000	Halozyme Therapeutics, Inc. 1.000%, 08/15/28	7,258,597
5,500,000	Insmed, Inc. 0.750%, 06/01/28	5,345,890
5,750,000	Insulet Corp. 0.375%, 09/01/26	5,326,513
10,375,000	Integer Holdings Corp.* 2.125%, 02/15/28	11,420,592
5,500,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	5,326,475
12,250,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	12,436,567
4,359,000	Lantheus Holdings, Inc.* 2.625%, 12/15/27	4,836,398
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,226,700

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
5,000,000	NextGen Healthcare, Inc.* 3.750%, 11/15/27	$5,624,250
5,000,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	4,498,000
4,250,000	Sarepta Therapeutics, Inc.^ 1.250%, 09/15/27	3,619,088
9,500,000	Shockwave Medical, Inc.* 1.000%, 08/15/28	9,211,295
		155,308,194
	Industrials (6.0%)
4,750,000	Advanced Energy Industries, Inc.*^ 2.500%, 09/15/28	4,390,425
5,000,000	Axon Enterprise, Inc.*^ 0.500%, 12/15/27	5,394,050
4,750,000	Fluor Corp.*^ 1.125%, 08/15/29	4,585,603
7,500,000	John Bean Technologies Corp. 0.250%, 05/15/26	6,749,325
5,500,000	Middleby Corp.^ 1.000%, 09/01/25	5,712,905
3,500,000	Parsons Corp. 0.250%, 08/15/25	4,591,440
8,000,000	Southwest Airlines Company^ 1.250%, 05/01/25	7,624,000
4,750,000	Tetra Tech, Inc.* 2.250%, 08/15/28	4,601,277
6,750,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	6,170,850
		49,819,875
	Information Technology (31.7%)
9,500,000	Akamai Technologies, Inc. 1.125%, 02/15/29*	9,352,845
9,500,000	0.125%, 05/01/25	10,996,440
11,500,000	Bentley Systems, Inc. 0.125%, 01/15/26	10,976,635
15,750,000	BILL Holdings, Inc. 0.000%, 12/01/25	14,969,745
3,750,000	Camtek, Ltd.* 0.000%, 12/01/26	4,047,075
8,000,000	Confluent, Inc. 0.000%, 01/15/27	6,456,960
8,750,000	CyberArk Software, Ltd.^ 0.000%, 11/15/24	10,017,000
7,250,000	Datadog, Inc. 0.125%, 06/15/25	7,983,990
8,500,000	DigitalOcean Holdings, Inc. 0.000%, 12/01/26	6,395,910
6,750,000	Enphase Energy, Inc.^ 0.000%, 03/01/26	5,756,602
4,125,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	4,153,916
2,500,000	MongoDB, Inc. 0.250%, 01/15/26	4,265,750
PRINCIPAL AMOUNT		VALUE
	NCL Corp., Ltd.
5,250,000	2.500%, 02/15/27	$4,212,180
3,500,000	5.375%, 08/01/25	3,715,180
4,750,000	Okta, Inc. 0.375%, 06/15/26	4,073,743
19,250,000	ON Semiconductor Corp.* 0.500%, 03/01/29	16,923,445
6,250,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	15,262,625
4,750,000	Rapid7, Inc.* 1.250%, 03/15/29	4,595,245
11,500,000	Repay Holdings Corp.* 0.000%, 02/01/26	9,204,025
8,250,000	Seagate HDD Cayman* 3.500%, 06/01/28	8,558,055
21,750,000	Shift4 Payments, Inc.^ 0.000%, 12/15/25	19,807,725
7,600,000	SK Hynix, Inc. 1.750%, 04/11/30	9,195,696
20,000,000	Splunk, Inc. 1.125%, 06/15/27	18,905,800
13,750,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	13,074,875
17,000,000	Unity Software, Inc. 0.000%, 11/15/26	13,322,560
7,500,000	Wix.com, Ltd. 0.000%, 08/15/25	6,650,700
10,250,000	Wolfspeed, Inc.^ 0.250%, 02/15/28	6,320,560
4,750,000	Workiva, Inc.* 1.250%, 08/15/28	4,314,520
9,500,000	Zscaler, Inc. 0.125%, 07/01/25	11,598,930
		265,108,732
	Materials (2.6%)
2,125,000	ATI, Inc.~ 3.500%, 06/15/25	5,257,590
4,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	5,174,595
6,655,000	Lithium Americas Corp. 1.750%, 01/15/27	4,492,791
8,241,000	MP Materials Corp.* 0.250%, 04/01/26	6,790,254
		21,715,230
	Real Estate (0.5%)
5,250,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	4,174,958
	Utilities (2.7%)
4,375,000	Alliant Energy Corp.* 3.875%, 03/15/26	4,276,256
4,750,000	CMS Energy Corp.* 3.375%, 05/01/28	4,497,490

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
9,500,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	$8,712,260
4,750,000	Southern Company*^ 3.875%, 12/15/25	4,666,780
		22,152,786
	TOTAL CONVERTIBLE BONDS (Cost $800,203,327)	769,345,807
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (3.4%)
	Financials (2.0%)
127,810	Apollo Global Management, Inc. 6.750%, 07/31/26	6,148,939
10,300	Bank of America Corp.~‡‡ 7.250%	10,847,960
		16,996,899
	Industrials (0.5%)
86,940	Chart Industries, Inc. 6.750%, 12/15/25	4,273,971
	Utilities (0.9%)
187,200	NextEra Energy, Inc.~ 6.926%, 09/01/25	7,027,488
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $32,846,094)	28,298,358
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (1.1%)
	Other (1.1%)
9,250,000	United States Treasury Bill 0.000%, 11/24/23 (Cost $9,219,388)	9,218,780
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.1%)
670	Amazon.com, Inc.
8,917,030	Call, 01/19/24, Strike $127.50	814,050
	Information Technology (0.1%)
300	Palo Alto Networks, Inc.
7,290,600	Call, 01/19/24, Strike $250.00	471,000
	TOTAL PURCHASED OPTIONS (Cost $1,704,930)	1,285,050
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.4%)
36,784,235	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $36,784,235)	$36,784,235
	TOTAL INVESTMENTS (101.2%) (Cost $880,757,974)	844,932,230
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.4%)		(36,784,235)
OTHER ASSETS, LESS LIABILITIES (3.2%)		27,047,301
NET ASSETS (100.0%)		$835,195,296

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Canadian Dollar	01/19/24	804,000	$580,595	$(1,864)
Bank of New York	Hong Kong Dollar	01/19/24	3,191,000	408,283	(199)
					$(2,063)
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	South Korean Won	01/19/24	1,431,936,000	$1,065,150	$(6,495)
Bank of New York	Hong Kong Dollar	01/19/24	26,405,000	3,378,477	3,114
State Street Bank and Trust	Canadian Dollar	01/19/24	6,330,000	4,571,100	84,028
State Street Bank and Trust	South Korean Won	01/19/24	9,456,713,000	7,034,404	(7,832)
					$72,815

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,133,249.

‡‡  Perpetual maturity.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (92.9%)
		Communication Services (7.0%)
1,100,000	EUR	America Movil, BV 0.000%, 03/02/24	$1,204,868
863,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	1,294,250
50,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	326,479
3,546,000		Sea, Ltd. 0.250%, 09/15/26	2,819,708
1,400,000		Snap, Inc. 0.000%, 05/01/27	1,042,790
1,000,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	866,080
808,000		Zillow Group, Inc. 1.375%, 09/01/26	848,739
			8,402,914
		Consumer Discretionary (18.3%)
607,000		Booking Holdings, Inc. 0.750%, 05/01/25	925,620
1,189,000		DISH Network Corp. 0.000%, 12/15/25	729,499
2,719,000		DraftKings Holdings, Inc. 0.000%, 03/15/28	2,018,178
772,000		Etsy, Inc. 0.125%, 10/01/26	768,735
1,329,000		Farfetch, Ltd. 3.750%, 05/01/27	649,137
1,400,000	AUD	Flight Centre Travel Group, Ltd. 1.625%, 11/01/28	809,680
657,000		Liberty Broadband Corp.* 3.125%, 03/31/53	651,777
1,330,000		Lucid Group, Inc.* 1.250%, 12/15/26	733,043
1,458,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	1,660,633
2,300,000		Meituan 0.000%, 04/27/28	1,920,316
646,000		NIO, Inc.* 4.625%, 10/15/30	577,879
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	774,813
800,000	GBP	0.875%, 12/09/25	816,344
1,197,000		PDD Holdings, Inc. 0.000%, 12/01/25	1,187,807
645,000		Rivian Automotive, Inc.*^ 4.625%, 03/15/29	679,946
889,000		Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	1,625,643
700,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	647,494
PRINCIPAL AMOUNT			VALUE
980,000		Stride, Inc. 1.125%, 09/01/27	$1,162,143
1,398,000		Wayfair, Inc. 3.500%, 11/15/28*	1,624,322
977,000		1.000%, 08/15/26^	737,625
1,283,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	1,308,814
			22,009,448
		Consumer Staples (1.3%)
451,000		Enovis Corp.* 3.875%, 10/15/28	471,182
1,000,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	1,036,230
			1,507,412
		Energy (3.6%)
1,100,000	EUR	Eni S.p.A 2.950%, 09/14/30	1,189,842
670,000		Nabors Industries, Inc.* 1.750%, 06/15/29	502,044
1,341,000		Northern Oil & Gas, Inc. 3.625%, 04/15/29	1,583,815
409,000		Pioneer Natural Resources Company 0.250%, 05/15/25	1,043,756
			4,319,457
		Financials (4.8%)
841,000		Coinbase Global, Inc. 0.500%, 06/01/26	638,210
302,478	EUR	Corestate Capital Holding, SA& 8.000%, 12/31/26	161,998
1,000,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	772,126
600,000	EUR	JPMorgan Chase Bank NA 0.000%, 02/18/24	627,566
900,000	EUR	JPMorgan Chase Financial Company, LLC§ 0.000%, 01/14/25	952,033
1,299,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	1,316,926
1,300,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	1,364,980
			5,833,839
		Health Care (13.8%)
761,000		Alnylam Pharmaceuticals, Inc. 1.000%, 09/15/27	660,441
725,000		BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	699,125
650,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	363,064
841,000		CONMED Corp. 2.250%, 06/15/27	787,302

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
1,140,000		Dexcom, Inc. 0.250%, 11/15/25	$1,082,168
623,000		0.375%, 05/15/28*	549,523
661,000		Envista Holdings Corp.* 1.750%, 08/15/28	571,924
785,000		Halozyme Therapeutics, Inc. 1.000%, 08/15/28	690,667
622,000		0.250%, 03/01/27	508,784
502,000		Innoviva, Inc. 2.500%, 08/15/25	490,876
732,000		Insmed, Inc. 0.750%, 06/01/28	711,489
658,000		Integer Holdings Corp.* 2.125%, 02/15/28	724,313
788,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	710,863
753,000		Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	729,243
1,295,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	1,314,723
415,000		Lantheus Holdings, Inc.* 2.625%, 12/15/27	460,451
941,000		NeoGenomics, Inc. 0.250%, 01/15/28	680,032
600,000		Omnicell, Inc.^ 0.250%, 09/15/25	533,382
620,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	557,752
759,000		Sarepta Therapeutics, Inc. 1.250%, 09/15/27	646,326
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	857,395
988,000		Shockwave Medical, Inc.* 1.000%, 08/15/28	957,975
910,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	859,158
618,000		TransMedics Group, Inc.*^ 1.500%, 06/01/28	478,332
			16,625,308
		Industrials (7.2%)
180,000,000	JPY	Daifuku Co., Ltd. 0.000%, 09/13/30	1,232,004
600,000	EUR	Duerr, AG 0.750%, 01/15/26	563,857
981,000		John Bean Technologies Corp. 0.250%, 05/15/26	882,812
700,000		L&F Company Ltd. 2.500%, 04/26/30	465,143
652,000		Middleby Corp. 1.000%, 09/01/25	677,239
600,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	652,382
PRINCIPAL AMOUNT			VALUE
600,000	EUR	Rheinmetall, AG 2.250%, 02/07/30	$684,182
651,100	EUR	Schneider Electric, SE 0.000%, 06/15/26	1,232,749
573,000		Southwest Airlines Company 1.250%, 05/01/25	546,069
600,000	EUR	SPIE, SA 2.000%, 01/17/28	613,707
1,674,000		Sunrun, Inc. 0.000%, 02/01/26	1,150,892
			8,701,036
		Information Technology (29.3%)
888,000		Affirm Holdings, Inc. 0.000%, 11/15/26	640,053
978,000		Akamai Technologies, Inc. 1.125%, 02/15/29*	962,851
610,000		0.125%, 05/01/25	706,087
691,000		BILL Holdings, Inc. 0.000%, 04/01/27	548,398
873,000		Block, Inc.^ 0.125%, 03/01/25	805,727
920,000		Confluent, Inc. 0.000%, 01/15/27	742,550
973,000		CyberArk Software, Ltd. 0.000%, 11/15/24	1,113,890
496,000		Datadog, Inc. 0.125%, 06/15/25	546,215
2,203,000		DigitalOcean Holdings, Inc. 0.000%, 12/01/26	1,657,669
1,374,000		Dropbox, Inc. 0.000%, 03/01/28	1,274,550
1,777,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	954,653
1,840,000		Fastly, Inc. 0.000%, 03/15/26	1,548,434
1,676,000		Five9, Inc. 0.500%, 06/01/25	1,533,724
600,000		Gigabyte Technology Company, Ltd. 0.000%, 07/27/28	574,500
663,000		LivePerson, Inc. 0.000%, 12/15/26	432,256
1,367,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	1,376,583
2,264,000		MicroStrategy, Inc. 0.000%, 02/15/27	1,641,830
2,783,000		NCL Corp., Ltd. 1.125%, 02/15/27	2,158,328
1,500,000	EUR	Nexi S.p.A 0.000%, 02/24/28	1,282,910
569,000		Nice, Ltd. 0.000%, 09/15/25	507,474

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
1,301,000		ON Semiconductor Corp. 0.500%, 03/01/29*	$1,143,761
824,000		0.000%, 05/01/27	1,078,756
520,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	1,269,850
729,000		Pegasystems, Inc. 0.750%, 03/01/25	670,403
190,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	1,526,731
1,291,000		Seagate HDD Cayman* 3.500%, 06/01/28	1,339,206
929,000		Shift4 Payments, Inc. 0.000%, 12/15/25	846,040
600,000		SK Hynix, Inc. 1.750%, 04/11/30	725,976
708,200	EUR	SOITEC 0.000%, 10/01/25	1,328,030
796,000		Tyler Technologies, Inc.^ 0.250%, 03/15/26	756,916
992,000		Unity Software, Inc. 0.000%, 11/15/26	777,411
977,000		Workiva, Inc. 1.250%, 08/15/28*	887,429
120,000		1.125%, 08/15/26	148,262
1,335,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,164,881
490,000		Zscaler, Inc. 0.125%, 07/01/25	598,261
			35,270,595
		Materials (2.6%)
1,448,000		Amyris, Inc.@ 1.500%, 11/15/26	154,979
1,300,000		LG Chem, Ltd. 1.250%, 07/18/28	1,221,883
1,675,000		Lithium Americas Argentina Corp. 1.750%, 01/15/27	1,130,793
70,000,000	JPY	Nippon Steel Corp. 0.000%, 10/05/26	616,600
			3,124,255
		Real Estate (2.0%)
400,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	453,535
1,235,000		Redfin Corp. 0.000%, 10/15/25	998,399
1,000,000		Vingroup, JSC 3.000%, 04/20/26	925,930
			2,377,864
		Utilities (3.0%)
1,282,000		American Water Capital Corp.* 3.625%, 06/15/26	1,234,271
624,000		CMS Energy Corp.* 3.375%, 05/01/28	590,828
PRINCIPAL AMOUNT			VALUE
1,307,000		PPL Capital Funding, Inc.* 2.875%, 03/15/28	$1,198,624
651,000		Southern Company* 3.875%, 12/15/25	639,595
			3,663,318
		TOTAL CONVERTIBLE BONDS (Cost $126,226,465)	111,835,446
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.7%)
		Financials (4.2%)
32,723		Apollo Global Management, Inc. 6.750%, 07/31/26	1,574,304
1,687		Bank of America Corp.‡‡~ 7.250%	1,776,748
1,580		Wells Fargo & Company - Class A‡‡ 7.500%	1,668,954
			5,020,006
		Utilities (0.5%)
15,361		NextEra Energy, Inc.^ 6.926%, 09/01/25	576,652
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,629,206)	5,596,658
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.8%)
		Other (0.8%)
1,016,000		United States Treasury Note^ 2.250%, 03/31/24 (Cost $1,014,957)	1,002,784
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (1.0%)#
		Energy (0.3%)
379	EUR	TotalEnergies, SE
2,574,623		Call, 12/15/23, Strike 55.05	353,820
		Other (0.7%)
82		S&P 500 Index
34,389,160		Put, 12/29/23, Strike $4,200.00	839,270
			839,270
		TOTAL PURCHASED OPTIONS (Cost $654,527)	1,193,090

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.6%)
5,551,209	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $5,551,209)	$5,551,209
	TOTAL INVESTMENTS (104.0%) (Cost $140,076,364)	125,179,187
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.6%)		(5,551,209)
OTHER ASSETS, LESS LIABILITIES (0.6%)		760,452
NET ASSETS (100.0%)		$120,388,430
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%)#
	Other (0.0%)
82	S&P 500 Index
34,389,160	Put, 12/29/23, Strike $3,500.00 (Premium $139,955)	$(58,220)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

&  Illiquid security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

@  In default status and considered non-income producing.

‡‡  Perpetual maturity.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $389,684.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$102,083,959	81.6%
European Monetary Unit	14,350,183	11.5%
Japanese Yen	4,559,209	3.6%
British Pound Sterling	2,363,283	1.9%
Canadian Dollar	954,653	0.8%
Australian Dollar	809,680	0.6%
Total Investments	$125,120,967	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.4%)
	Communication Services (0.5%)
93,477	Gambling.com Group, Ltd.#	$1,211,462
	Consumer Discretionary (10.9%)
15,309	Boot Barn Holdings, Inc.#	1,063,976
11,791	Duolingo, Inc.#	1,722,076
22,043	Grand Canyon Education, Inc.#	2,608,348
117,391	Modine Manufacturing Company#	4,636,945
82,713	Ollie's Bargain Outlet Holdings, Inc.#	6,388,752
31,457	On Holding, AG - Class A#	807,501
78,077	Stride, Inc.#	4,292,673
5,057	TopBuild Corp.#	1,156,839
8,242	Wingstop, Inc.	1,506,390
43,638	YETI Holdings, Inc.#	1,855,488
		26,038,988
	Consumer Staples (6.6%)
60,651	Celsius Holdings, Inc.#	9,224,410
62,272	elf Beauty, Inc.#	5,768,255
125,689	Mama's Creations, Inc.#	424,829
178,043	Real Good Food Company, Inc.#	416,621
		15,834,115
	Energy (10.4%)
112,884	Antero Resources Corp.#	3,323,305
81,188	Matador Resources Company	5,008,488
56,070	Noble Corp., PLC	2,617,908
80,871	Range Resources Corp.	2,898,416
148,258	TechnipFMC, PLC	3,190,512
76,771	Tidewater, Inc.#	5,247,298
26,596	Weatherford International, PLC#	2,475,822
		24,761,749
	Financials (6.3%)
6,591	FirstCash Holdings, Inc.	717,892
25,431	Goosehead Insurance, Inc. - Class A#	1,649,709
9,964	Kinsale Capital Group, Inc.	3,327,079
190,203	Remitly Global, Inc.#	5,122,167
151,056	Skyward Specialty Insurance Group, Inc.#	4,252,226
		15,069,073
	Health Care (12.2%)
293,339	ADMA Biologics, Inc.#	991,486
99,558	Avita Medical, Inc.#	926,885
17,656	HealthEquity, Inc.#	1,265,582
93,366	iRadimed Corp.	3,803,731
35,787	Krystal Biotech, Inc.#	4,182,427
185,418	PetIQ, Inc.#	3,480,296
88,344	RadNet, Inc.#	2,381,754
NUMBER OF SHARES		VALUE
167,280	RxSight, Inc.#	$3,703,579
42,096	Stevanato Group S.p.A	1,176,583
45,442	UFP Technologies, Inc.#	7,085,317
		28,997,640
	Industrials (30.6%)
24,221	Applied Industrial Technologies, Inc.	3,718,166
23,309	Axon Enterprise, Inc.#	4,766,457
49,002	AZEK Company, Inc.#	1,283,852
57,858	CBIZ, Inc.#	3,006,302
340,050	CECO Environmental Corp.#	5,502,009
19,137	Clean Harbors, Inc.#	2,940,783
6,062	Comfort Systems USA, Inc.	1,102,375
145,245	Construction Partners, Inc. - Class A#	5,584,670
198,632	FTAI Aviation, Ltd.	7,470,549
57,215	Gibraltar Industries, Inc.#	3,482,105
17,572	Huron Consulting Group, Inc.#	1,745,954
76,631	Karat Packaging, Inc.	1,580,898
47,018	Kirby Corp.#	3,512,245
17,464	OSI Systems, Inc.#	1,820,971
10,121	Saia, Inc.#	3,628,277
5,196	SiteOne Landscape Supply, Inc.#	715,853
88,002	Sterling Infrastructure, Inc.#	6,410,946
58,109	Symbotic, Inc.#	1,977,449
93,475	Tecnoglass, Inc.	3,054,763
16,394	Transcat, Inc.#	1,475,788
170,260	Vertiv Holdings Company	6,686,110
14,416	VSE Corp.	775,581
36,933	Willdan Group, Inc.#	651,498
		72,893,601
	Information Technology (20.5%)
235,421	ACM Research, Inc. - Class A#	3,201,726
21,955	Appfolio, Inc. - Class A#	4,118,099
93,394	Applied Digital Corp.#	455,763
257,216	AvePoint, Inc.#	1,926,548
75,542	Blackbaud, Inc.#	4,940,447
40,034	Braze, Inc. - Class A#	1,704,648
143,862	Celestica, Inc.#	3,359,178
176,814	Credo Technology Group Holding, Ltd.#	2,514,295
10,281	CyberArk Software, Ltd.#	1,682,383
323,511	Evolv Technologies Holdings, Inc.#	1,374,922
50,315	Freshworks Inc - Class A#	902,651
79,118	Intapp, Inc.#	2,705,836
35,061	Onto Innovation, Inc.#	3,939,804
7,990	Qualys, Inc.#	1,222,070
72,273	Sprinklr, Inc. - Class A#	982,190
7,822	SPS Commerce, Inc.#	1,254,179
See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
30,312	Super Micro Computer, Inc.#	$7,258,815
61,324	Varonis Systems, Inc.#	2,062,939
130,281	Vertex, Inc. - Class A#	3,154,103
		48,760,596
	Materials (1.4%)
51,963	Carpenter Technology Corp.	3,259,119
	TOTAL COMMON STOCKS (Cost $211,567,972)	236,826,343
	TOTAL INVESTMENTS (99.4%) (Cost $211,567,972)	236,826,343
OTHER ASSETS, LESS LIABILITIES (0.6%)		1,434,382
NET ASSETS (100.0%)		$238,260,725

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.8%)
	Consumer Discretionary (14.4%)
662	Deckers Outdoor Corp.#	$395,254
9,587	DraftKings, Inc. - Class A#	264,793
562	Duolingo, Inc.#	82,080
1,495	Grand Canyon Education, Inc.#	176,903
7,056	Modine Manufacturing Company#	278,712
5,608	Ollie's Bargain Outlet Holdings, Inc.#	433,162
3,486	On Holding, AG - Class A#	89,486
4,063	Stride, Inc.#	223,384
469	TopBuild Corp.#	107,288
729	Wingstop, Inc.	133,239
3,257	YETI Holdings, Inc.#	138,488
		2,322,789
	Consumer Staples (6.1%)
4,201	Celsius Holdings, Inc.#	638,930
3,756	elf Beauty, Inc.#	347,918
		986,848
	Energy (9.6%)
7,654	Antero Resources Corp.#	225,334
4,570	Matador Resources Company	281,923
3,030	Noble Corp., PLC	141,471
5,483	Range Resources Corp.	196,511
14,458	TechnipFMC, PLC	311,136
4,310	Tidewater, Inc.#	294,589
1,060	Weatherford International, PLC#	98,675
		1,549,639
	Financials (6.4%)
292	FirstCash Holdings, Inc.	31,805
1,182	Goosehead Insurance, Inc. - Class A#	76,676
895	Kinsale Capital Group, Inc.	298,849
11,457	Remitly Global, Inc.#	308,537
8,786	Skyward Specialty Insurance Group, Inc.#	247,326
439	WEX, Inc.#	73,085
		1,036,278
	Health Care (9.2%)
4,133	Avita Medical, Inc.#	38,478
6,084	Exelixis, Inc.#	125,270
816	HealthEquity, Inc.#	58,491
2,167	Krystal Biotech, Inc.#	253,257
9,993	PetIQ, Inc.#	187,569
4,766	RadNet, Inc.#	128,491
7,398	RxSight, Inc.#	163,792
4,524	Stevanato Group S.p.A	126,446
2,582	UFP Technologies, Inc.#	402,585
		1,484,379
NUMBER OF SHARES		VALUE
	Industrials (30.6%)
733	Advanced Drainage Systems, Inc.	$78,306
856	Applied Industrial Technologies, Inc.	131,405
2,092	Axon Enterprise, Inc.#	427,793
3,182	AZEK Company, Inc.#	83,368
662	BWX Technologies, Inc.	49,173
2,995	CBIZ, Inc.#	155,620
16,707	CECO Environmental Corp.#	270,319
2,615	Clean Harbors, Inc.#	401,847
249	Comfort Systems USA, Inc.	45,281
8,311	Construction Partners, Inc. - Class A#	319,558
417	EMCOR Group, Inc.	86,173
12,346	FTAI Aviation, Ltd.	464,333
3,265	Gibraltar Industries, Inc.#	198,708
575	Huron Consulting Group, Inc.#	57,132
374	Jabil, Inc.	45,927
3,122	Kirby Corp.#	233,214
712	OSI Systems, Inc.#	74,240
909	Saia, Inc.#	325,868
460	SiteOne Landscape Supply, Inc.#	63,374
5,577	Sterling Infrastructure, Inc.#	406,285
3,751	Symbotic, Inc.#	127,647
5,191	Tecnoglass, Inc.	169,642
704	Transcat, Inc.#	63,374
11,986	Vertiv Holdings Company	470,690
2,663	XPO, Inc.#	201,882
		4,951,159
	Information Technology (22.5%)
1,209	Appfolio, Inc. - Class A#	226,772
4,881	Applied Digital Corp.#	23,819
4,686	Blackbaud, Inc.#	306,464
2,263	Braze, Inc. - Class A#	96,359
7,355	Celestica, Inc.#	171,739
8,202	Credo Technology Group Holding, Ltd.#	116,632
681	CyberArk Software, Ltd.#	111,439
2,175	Dynatrace, Inc.#	97,244
12,901	Evolv Technologies Holdings, Inc.#	54,829
484	Fair Isaac Corp.#	409,401
2,190	Flex, Ltd.#	56,327
2,056	Freshworks Inc - Class A#	36,885
3,668	Intapp, Inc.#	125,446
1,849	Manhattan Associates, Inc.#	360,518
489	MongoDB, Inc.#	168,504
2,112	Onto Innovation, Inc.#	237,325
2,313	Pure Storage, Inc. - Class A#	78,203
320	Qualys, Inc.#	48,944
5,868	Samsara Inc. - Class A#	135,375

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
3,542	Sprinklr, Inc. - Class A#	$48,136
307	SPS Commerce, Inc.#	49,224
1,665	Super Micro Computer, Inc.#	398,718
259	Tyler Technologies, Inc.#	96,581
7,447	Vertex, Inc. - Class A#	180,292
		3,635,176
	Materials (1.0%)
2,602	Carpenter Technology Corp.	163,197
	TOTAL COMMON STOCKS (Cost $14,458,444)	16,129,465
	TOTAL INVESTMENTS (99.8%) (Cost $14,458,444)	16,129,465
OTHER ASSETS, LESS LIABILITIES (0.2%)		26,224
NET ASSETS (100.0%)		$16,155,689

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.7%)
	Communication Services (12.1%)
744,000	Alphabet, Inc. - Class A#~	$92,315,520
7,451	Match Group, Inc.#	257,805
92,875	Meta Platforms, Inc. - Class A#	27,980,451
25,149	Netflix, Inc.#	10,353,592
17,500	Pinterest, Inc. - Class A#	522,900
90,543	T-Mobile U.S., Inc.#	13,025,516
		144,455,784
	Consumer Discretionary (14.6%)
634,340	Amazon.com, Inc.#~	84,424,311
1,860	Booking Holdings, Inc.#	5,188,582
7,900	Chipotle Mexican Grill, Inc.#~	15,343,380
3,636	Deckers Outdoor Corp.#	2,170,910
52,559	DraftKings, Inc. - Class A#	1,451,679
3,094	Duolingo, Inc.#	451,879
8,233	Grand Canyon Education, Inc.#	974,211
62,557	Lowe's Companies, Inc.	11,921,487
33,200	Lululemon Athletica, Inc.#	13,063,536
38,603	Modine Manufacturing Company#	1,524,818
92,117	NIKE, Inc. - Class B	9,466,864
30,876	Ollie's Bargain Outlet Holdings, Inc.#	2,384,862
19,080	On Holding, AG - Class A#^	489,784
22,360	Stride, Inc.#^	1,229,353
111,500	Tesla, Inc.#	22,393,660
2,576	TopBuild Corp.#	589,286
4,012	Wingstop, Inc.	733,273
17,881	YETI Holdings, Inc.#	760,300
		174,562,175
	Consumer Staples (2.3%)
23,063	Celsius Holdings, Inc.#	3,507,652
46,100	Constellation Brands, Inc. - Class A	10,794,315
20,559	elf Beauty, Inc.#	1,904,380
70,500	Walmart, Inc.	11,520,405
		27,726,752
	Energy (1.6%)
42,139	Antero Resources Corp.#	1,240,572
38,333	Hess Corp.	5,535,285
25,153	Matador Resources Company	1,551,689
16,626	Noble Corp., PLC	776,268
92,500	Occidental Petroleum Corp.	5,717,425
30,189	Range Resources Corp.^	1,081,974
79,567	TechnipFMC, PLC	1,712,282
23,649	Tidewater, Inc.#	1,616,409
5,805	Weatherford International, PLC#	540,387
		19,772,291
NUMBER OF SHARES		VALUE
	Financials (7.1%)
38,418	American Express Company	$5,610,181
62,000	Blackstone, Inc.	5,725,700
1,610	FirstCash Holdings, Inc.	175,361
6,503	Goosehead Insurance, Inc. - Class A#	421,850
4,930	Kinsale Capital Group, Inc.	1,646,176
53,500	Marsh & McLennan Cos., Inc.	10,146,275
24,100	Mastercard, Inc. - Class A	9,070,035
63,056	Remitly Global, Inc.#^	1,698,098
17,085	S&P Global, Inc.	5,967,961
48,179	Skyward Specialty Insurance Group, Inc.#	1,356,239
155,000	Visa, Inc. - Class A^	36,440,500
169,000	Wells Fargo & Company	6,721,130
2,415	WEX, Inc.#	402,049
		85,381,555
	Health Care (11.6%)
22,749	Avita Medical, Inc.#^	211,793
202,000	Boston Scientific Corp.#	10,340,380
42,000	Danaher Corp.	8,064,840
66,700	Dexcom, Inc.#	5,924,961
50,000	Eli Lilly & Company	27,696,500
33,301	Exelixis, Inc.#	685,667
4,476	HealthEquity, Inc.#	320,840
21,700	Humana, Inc.	11,364,073
30,000	Intuitive Surgical, Inc.#	7,866,600
11,872	Krystal Biotech, Inc.#^	1,387,481
112,600	Merck & Company, Inc.	11,564,020
54,839	PetIQ, Inc.#^	1,029,328
26,232	RadNet, Inc.#	707,215
40,716	RxSight, Inc.#	901,452
24,900	Stevanato Group S.p.A^	695,955
22,300	Stryker Corp.	6,025,906
14,208	UFP Technologies, Inc.#^	2,215,311
57,000	UnitedHealth Group, Inc.	30,526,920
69,900	Zoetis, Inc.	10,974,300
		138,503,542
	Industrials (7.6%)
4,013	Advanced Drainage Systems, Inc.	428,709
972,000	American Airlines Group, Inc.#	10,837,800
4,699	Applied Industrial Technologies, Inc.	721,344
11,514	Axon Enterprise, Inc.#	2,354,498
17,574	AZEK Company, Inc.#	460,439
58,000	Boeing Company#	10,835,560
3,620	BWX Technologies, Inc.	268,894
16,405	CBIZ, Inc.#	852,404
91,719	CECO Environmental Corp.#	1,484,013

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
14,339	Clean Harbors, Inc.#	$2,203,474
1,366	Comfort Systems USA, Inc.	248,407
45,488	Construction Partners, Inc. - Class A#	1,749,014
354,000	CSX Corp.	10,566,900
2,279	EMCOR Group, Inc.	470,955
67,778	FTAI Aviation, Ltd.^	2,549,131
17,919	Gibraltar Industries, Inc.#	1,090,550
21,334	Honeywell International, Inc.	3,909,669
3,153	Huron Consulting Group, Inc.#	313,282
2,047	Jabil, Inc.	251,372
17,139	Kirby Corp.#	1,280,283
12,600	Lockheed Martin Corp.	5,728,464
3,916	OSI Systems, Inc.#	408,321
5,005	Saia, Inc.#	1,794,242
2,521	SiteOne Landscape Supply, Inc.#	347,318
30,569	Sterling Infrastructure, Inc.#	2,226,952
20,548	Symbotic, Inc.#^	699,248
28,568	Tecnoglass, Inc.	933,602
3,864	Transcat, Inc.#	347,837
514,400	Uber Technologies, Inc.#	22,263,232
65,967	Vertiv Holdings Company	2,590,524
14,576	XPO, Inc.#^	1,105,007
		91,321,445
	Information Technology (38.5%)
25,000	Adobe, Inc.#	13,301,500
143,000	Advanced Micro Devices, Inc.#	14,085,500
7,999	Amdocs, Ltd.	641,200
3,129	Analog Devices, Inc.	492,286
6,656	Appfolio, Inc. - Class A#	1,248,466
563,520	Apple, Inc.	96,232,310
26,739	Applied Digital Corp.#^	130,486
36,300	BILL Holdings, Inc.#^	3,313,827
25,689	Blackbaud, Inc.#	1,680,061
12,416	Braze, Inc. - Class A#	528,673
21,060	Broadcom, Inc.~	17,719,252
33,900	Cadence Design Systems, Inc.#	8,130,915
40,479	Celestica, Inc.#^	945,185
10,561	Ciena Corp.#	445,674
45,034	Credo Technology Group Holding, Ltd.#	640,384
2,390	Crowdstrike Holdings, Inc. - Class A#	422,480
3,726	CyberArk Software, Ltd.#	609,723
98,845	Datadog, Inc. - Class A#	8,052,902
25,300	DoubleVerify Holdings, Inc.#^	704,099
11,969	Dynatrace, Inc.#	535,134
NUMBER OF SHARES		VALUE
70,580	Evolv Technologies Holdings, Inc.#	$299,965
2,655	Fair Isaac Corp.#	2,245,785
38,504	Flex, Ltd.#	990,323
11,281	Freshworks Inc - Class A#	202,381
22,544	HashiCorp Inc. - Class A#	443,891
20,136	Intapp, Inc.#^	688,651
20,133	Intuit, Inc.	9,964,828
10,122	Manhattan Associates, Inc.#	1,973,588
127,799	Micron Technology, Inc.	8,545,919
372,690	Microsoft Corp.	126,010,216
2,681	MongoDB, Inc.#	923,846
147,980	NVIDIA Corp.††	60,346,244
11,552	Onto Innovation, Inc.#	1,298,098
183,090	Oracle Corp.	18,931,506
47,240	Palo Alto Networks, Inc.#	11,480,265
69,290	PTC, Inc.#	9,729,702
25,789	Pure Storage, Inc. - Class A#	871,926
3,752	Qorvo, Inc.#	328,000
1,751	Qualys, Inc.#	267,815
32,295	Samsara Inc. - Class A#	745,046
31,000	ServiceNow, Inc.#	18,037,350
19,435	Sprinklr, Inc. - Class A#	264,122
1,680	SPS Commerce, Inc.#	269,371
9,134	Super Micro Computer, Inc.#	2,187,319
140,500	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	12,126,555
15,700	Teradata Corp.#	670,704
1,427	Tyler Technologies, Inc.#	532,128
40,758	Vertex, Inc. - Class A#^	986,751
		461,222,352
	Materials (1.3%)
14,284	Carpenter Technology Corp.	895,893
38,200	Linde, PLC	14,598,512
		15,494,405
	TOTAL COMMON STOCKS (Cost $755,030,724)	1,158,440,301
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.0%)#
	Information Technology (0.0%)
360	Advanced Micro Devices, Inc.
3,546,000	Put, 11/10/23, Strike $95.00 (Cost $102,650)	102,420

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.2%)
1,717,018	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $1,717,018)	$1,717,018
	TOTAL INVESTMENTS (96.9%) (Cost $756,850,392)	1,160,259,739
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.1%)		(1,717,018)
OTHER ASSETS, LESS LIABILITIES (3.2%)		39,139,532
NET ASSETS (100.0%)		$1,197,682,253
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Information Technology (0.0%)
	Advanced Micro Devices, Inc.
360
3,546,000	Put, 11/10/23, Strike $85.00	$(21,060)
360
3,546,000	Put, 12/01/23, Strike $85.00	(51,660)
	TOTAL WRITTEN OPTIONS (Premium $69,698)	$(72,720)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $39,459,620.

^  Security, or portion of security, is on loan.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
36,000	Chicago Board Options Exchange VIX Futures	Nov 2023	$652,565	$(96,363)
21,000	Chicago Board Options Exchange VIX Futures	Dec 2023	390,613	(49,552)
				$(145,915)

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (16.3%)
		Communication Services (1.4%)
5,635,000		Liberty Media Corp.* 3.750%, 03/15/28	$6,209,939
4,845,000		2.375%, 09/30/53	4,697,954
7,315,000		Liberty Media Corp. - Liberty Formula One^ 2.250%, 08/15/27	7,291,080
13,805,000		Live Nation Entertainment, Inc. 2.000%, 02/15/25	13,893,628
			32,092,601
		Consumer Discretionary (2.3%)
7,640,000		Booking Holdings, Inc.^ 0.750%, 05/01/25	11,650,313
4,760,000		DISH Network Corp. 3.375%, 08/15/26	2,436,120
9,310,000		Ford Motor Company^ 0.000%, 03/15/26	8,498,261
7,235,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	6,236,787
4,375,000		Rivian Automotive, Inc.* 4.625%, 03/15/29	4,612,038
1,150,000		Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	2,102,913
325,000		Tesla, Inc. 2.000%, 05/15/24	3,165,581
4,600,000		Vail Resorts, Inc. 0.000%, 01/01/26	4,027,484
8,900,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	9,079,068
			51,808,565
		Energy (0.7%)
1,490,000		EQT Corp. 1.750%, 05/01/26	4,332,026
5,835,000		Nabors Industries, Inc.* 1.750%, 06/15/29	4,372,282
5,425,000		Northern Oil & Gas, Inc. 3.625%, 04/15/29	6,407,305
			15,111,613
		Financials (0.8%)
3,950,000		Ares Capital Corp. 4.625%, 03/01/24	3,984,681
4,500,000	EUR	JPMorgan Chase Bank NA 0.000%, 06/10/24	4,792,401
9,225,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	9,352,305
			18,129,387
		Health Care (1.9%)
7,225,000		Alnylam Pharmaceuticals, Inc. 1.000%, 09/15/27	6,270,289
PRINCIPAL AMOUNT		VALUE
10,810,000	Dexcom, Inc. 0.250%, 11/15/25	$10,261,609
2,885,000	Envista Holdings Corp.*^ 1.750%, 08/15/28	2,496,217
6,375,000	Integer Holdings Corp.* 2.125%, 02/15/28	7,017,472
6,205,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	6,299,502
9,355,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	8,415,758
2,305,000	Shockwave Medical, Inc.* 1.000%, 08/15/28	2,234,951
		42,995,798
	Industrials (2.7%)
4,790,000	Advanced Energy Industries, Inc.* 2.500%, 09/15/28	4,427,397
4,585,000	Axon Enterprise, Inc.*^ 0.500%, 12/15/27	4,946,344
7,260,000	Fluor Corp.*^ 1.125%, 08/15/29	7,008,732
4,570,000	Granite Construction, Inc.* 3.750%, 05/15/28	4,927,328
14,230,000	John Bean Technologies Corp.^ 0.250%, 05/15/26	12,805,719
13,785,000	Middleby Corp. 1.000%, 09/01/25	14,318,617
4,365,000	Southwest Airlines Company^ 1.250%, 05/01/25	4,159,845
8,330,000	Tetra Tech, Inc.* 2.250%, 08/15/28	8,069,188
		60,663,170
	Information Technology (3.7%)
8,405,000	Akamai Technologies, Inc. 1.125%, 02/15/29*	8,274,807
3,400,000	0.375%, 09/01/27^	3,463,478
3,860,000	BILL Holdings, Inc. 0.000%, 12/01/25	3,668,776
13,910,000	CyberArk Software, Ltd.^ 0.000%, 11/15/24	15,924,168
4,990,000	Enphase Energy, Inc. 0.000%, 03/01/28	3,702,231
4,104,000	0.000%, 03/01/26^	3,500,014
13,845,000	ON Semiconductor Corp.* 0.500%, 03/01/29	12,171,693
2,030,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	4,957,301
4,840,000	Rapid7, Inc.* 1.250%, 03/15/29	4,682,313
7,645,000	Seagate HDD Cayman* 3.500%, 06/01/28	7,930,464
6,800,000	SK Hynix, Inc. 1.750%, 04/11/30	8,227,728

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
4,725,000		Tyler Technologies, Inc.^ 0.250%, 03/15/26	$4,493,002
4,820,000		Workiva, Inc.*^ 1.250%, 08/15/28	4,378,102
			85,374,077
		Materials (0.2%)
4,800,000		Glencore Funding, LLC 0.000%, 03/27/25	5,034,768
		Real Estate (1.1%)
5,200,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	5,895,964
8,975,000		Pebblebrook Hotel Trust 1.750%, 12/15/26	7,137,189
11,425,000		Welltower OP, LLC* 2.750%, 05/15/28	11,737,245
			24,770,398
		Utilities (1.5%)
5,885,000		Alliant Energy Corp.* 3.875%, 03/15/26	5,752,175
13,340,000		CMS Energy Corp.* 3.375%, 05/01/28	12,630,846
16,315,000		PPL Capital Funding, Inc.* 2.875%, 03/15/28	14,962,160
			33,345,181
		TOTAL CONVERTIBLE BONDS (Cost $387,471,117)	369,325,558
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (1.3%)
		Financials (0.7%)
80,250		AMG Capital Trust II 5.150%, 10/15/37	3,823,190
242,245		Apollo Global Management, Inc. 6.750%, 07/31/26	11,654,407
			15,477,597
		Industrials (0.1%)
56,341		Chart Industries, Inc. 6.750%, 12/15/25	2,769,724
		Utilities (0.5%)
80,675		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)#§** 3.369%, 09/15/29	3,087,755
215,000		NextEra Energy, Inc.^ 6.926%, 09/01/25	8,071,100
			11,158,855
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $32,076,934)	29,406,176
NUMBER OF SHARES		VALUE
COMMON STOCKS (73.1%)
	Communication Services (7.9%)
756,405	Alphabet, Inc. - Class A#	$93,854,732
321,635	Comcast Corp. - Class A	13,280,309
119,745	Meta Platforms, Inc. - Class A#	36,075,576
27,710	Netflix, Inc.#	11,407,930
108,795	T-Mobile U.S., Inc.#	15,651,249
108,500	Walt Disney Company#	8,852,515
		179,122,311
	Consumer Discretionary (8.1%)
589,450	Amazon.com, Inc.#	78,449,901
131,714	Aptiv, PLC#	11,485,461
50,445	Home Depot, Inc.	14,361,187
238,925	Las Vegas Sands Corp.	11,339,381
44,130	Lowe's Companies, Inc.	8,409,854
47,685	McDonald's Corp.	12,501,576
100,640	NIKE, Inc. - Class B	10,342,773
91,035	Starbucks Corp.	8,397,068
105,835	Tesla, Inc.#	21,255,901
76,340	TJX Cos., Inc.	6,723,264
		183,266,366
	Consumer Staples (4.9%)
267,985	Coca-Cola Company	15,138,473
29,260	Costco Wholesale Corp.	16,164,394
124,501	Kenvue, Inc.	2,315,719
90,855	Mondelez International, Inc. - Class A	6,015,509
121,700	Monster Beverage Corp.#	6,218,870
72,640	PepsiCo, Inc.	11,860,659
155,005	Philip Morris International, Inc.	13,820,246
152,560	Procter & Gamble Company	22,888,577
98,230	Walmart, Inc.	16,051,764
		110,474,211
	Energy (3.8%)
110,650	Chevron Corp.	16,125,024
82,820	ConocoPhillips	9,839,016
238,365	Exxon Mobil Corp.	25,230,935
60,150	Hess Corp.	8,685,660
70,550	Marathon Petroleum Corp.~	10,670,688
25,285	Pioneer Natural Resources Company	6,043,115
195,675	Schlumberger, NV	10,891,271
		87,485,709
	Financials (9.3%)
39,170	American Express Company	5,719,995
99,710	American International Group, Inc.	6,113,220
43,888	Assurant, Inc.	6,534,923
541,560	Bank of America Corp.	14,264,690

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
9,110	BlackRock, Inc.	$5,577,871
76,160	Chubb, Ltd.	16,345,459
58,455	Citigroup, Inc.	2,308,388
21,995	Goldman Sachs Group, Inc.	6,677,902
173,430	JPMorgan Chase & Company	24,117,176
97,121	KKR & Company, Inc.	5,380,503
97,830	Marsh & McLennan Cos., Inc.	18,553,460
68,530	Mastercard, Inc. - Class A	25,791,266
236,405	Morgan Stanley	16,742,202
12,385	S&P Global, Inc.	4,326,204
168,980	Visa, Inc. - Class A^	39,727,198
320,775	Wells Fargo & Company~	12,757,222
		210,937,679
	Health Care (9.9%)
66,215	Abbott Laboratories	6,260,628
76,365	AbbVie, Inc.	10,781,211
99,305	Alcon, Inc.^	7,082,433
278,393	Boston Scientific Corp.#	14,250,938
102,455	Bristol-Myers Squibb Company	5,279,506
36,535	Danaher Corp.	7,015,451
28,435	Dexcom, Inc.#	2,525,881
19,290	Elevance Health, Inc.	8,682,236
42,885	Eli Lilly & Company	23,755,288
8,905	Humana, Inc.	4,663,459
161,825	Johnson & Johnson	24,005,120
28,585	McKesson Corp.	13,016,466
190,735	Medtronic, PLC	13,458,262
179,870	Merck & Company, Inc.	18,472,649
206,135	Pfizer, Inc.	6,299,486
17,665	Stryker Corp.	4,773,436
26,215	Thermo Fisher Scientific, Inc.	11,659,645
62,660	UnitedHealth Group, Inc.	33,558,190
90,405	Zimmer Biomet Holdings, Inc.	9,439,186
		224,979,471
	Industrials (4.5%)
696,840	CSX Corp.	20,800,674
120,840	Honeywell International, Inc.	22,145,138
64,255	JB Hunt Transport Services, Inc.	11,043,507
25,300	Northrop Grumman Corp.	11,927,179
47,545	Parker-Hannifin Corp.	17,539,826
218,185	RTX Corp.	17,758,077
		101,214,401
NUMBER OF SHARES		VALUE
	Information Technology (21.2%)
57,015	Accenture, PLC - Class A	$16,938,586
18,515	Adobe, Inc.#	9,851,091
55,395	Advanced Micro Devices, Inc.#	5,456,408
938,700	Apple, Inc.	160,301,799
29,104	Broadcom, Inc.	24,487,232
185,485	Cisco Systems, Inc.	9,669,333
8,450	Intuit, Inc.	4,182,328
13,650	Lam Research Corp.	8,029,203
78,250	Micron Technology, Inc.	5,232,578
462,645	Microsoft Corp.~	156,424,901
129,020	NVIDIA Corp.†††	52,614,356
66,560	Oracle Corp.	6,882,304
49,060	Salesforce, Inc.#	9,852,720
18,370	ServiceNow, Inc.#	10,688,584
		480,611,423
	Materials (2.3%)
308,640	Freeport-McMoRan, Inc.	10,425,859
63,970	Linde, PLC	24,446,775
101,590	PPG Industries, Inc.	12,472,204
29,320	Vulcan Materials Company	5,761,087
		53,105,925
	Real Estate (0.6%)
60,195	American Tower Corp.	10,726,147
117,530	Invitation Homes, Inc.	3,489,466
		14,215,613
	Utilities (0.6%)
83,800	CMS Energy Corp.	4,553,692
94,415	DTE Energy Company	9,099,718
12,178	Veralto Corp.#	840,282
		14,493,692
	TOTAL COMMON STOCKS (Cost $804,744,911)	1,659,906,801
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (2.2%)
25,160,000	United States Treasury Note 4.375%, 10/31/24	24,898,080
24,335,000	2.250%, 03/31/24^	24,018,455
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $49,436,611)	48,916,535

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.1%)#
	Other (0.1%)
1,925	SPDR S&P 500 ETF Trust
80,503,500	Put, 12/15/23, Strike $420.00 (Cost $2,025,305)	$1,932,700
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.3%)
52,088,275	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†***	52,088,275
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $52,088,275)	52,088,275
	TOTAL INVESTMENTS (95.3%) (Cost $1,327,843,153)	2,161,576,045
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)		(52,088,275)
OTHER ASSETS, LESS LIABILITIES (7.0%)		159,622,933
NET ASSETS (100.0%)		$2,269,110,703

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2023.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $12,459,281.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.0%)
	Communication Services (8.7%)
5,315	Alphabet, Inc. - Class C#	$665,970
3,250	Comcast Corp. - Class A	134,193
340	Live Nation Entertainment, Inc.#	27,207
835	Meta Platforms, Inc. - Class A#	251,560
185	Netflix, Inc.#	76,163
755	T-Mobile U.S., Inc.#	108,614
755	Walt Disney Company#	61,600
		1,325,307
	Consumer Discretionary (11.9%)
3,920	Amazon.com, Inc.#	521,713
780	Aptiv, PLC#	68,016
44	Booking Holdings, Inc.#	122,741
2,545	Ford Motor Company	24,814
400	Home Depot, Inc.	113,876
1,680	Las Vegas Sands Corp.	79,733
545	Lowe's Companies, Inc.	103,861
625	McDonald's Corp.	163,856
1,550	MGM Resorts International#	54,126
1,235	NIKE, Inc. - Class B	126,921
160	Royal Caribbean Cruises, Ltd.#	13,557
1,305	Starbucks Corp.	120,373
940	Tesla, Inc.#	188,789
1,190	TJX Cos., Inc.	104,803
		1,807,179
	Consumer Staples (6.3%)
2,085	Coca-Cola Company	117,782
305	Costco Wholesale Corp.	168,494
820	Kenvue, Inc.	15,252
630	Mondelez International, Inc. - Class A	41,712
1,270	Monster Beverage Corp.#	64,897
680	PepsiCo, Inc.	111,030
1,350	Philip Morris International, Inc.	120,366
1,060	Procter & Gamble Company	159,032
965	Walmart, Inc.	157,691
		956,256
	Energy (5.1%)
795	Chevron Corp.	115,855
850	ConocoPhillips	100,980
2,100	Exxon Mobil Corp.	222,285
515	Hess Corp.	74,366
880	Marathon Petroleum Corp.	133,100
180	Pioneer Natural Resources Company	43,020
1,645	Schlumberger, NV	91,561
		781,167
NUMBER OF SHARES		VALUE
	Financials (13.2%)
600	American Express Company	$87,618
355	American International Group, Inc.	21,765
460	Assurant, Inc.^	68,494
6,015	Bank of America Corp.	158,435
440	Berkshire Hathaway, Inc. - Class B#	150,185
60	BlackRock, Inc.	36,737
745	Chubb, Ltd.	159,892
670	Citigroup, Inc.	26,458
235	Goldman Sachs Group, Inc.	71,348
1,785	JPMorgan Chase & Company	248,222
570	Marsh & McLennan Cos., Inc.	108,101
640	Mastercard, Inc. - Class A	240,864
1,765	Morgan Stanley	124,997
130	PNC Financial Services Group, Inc.	14,881
255	S&P Global, Inc.	89,074
1,100	Visa, Inc. - Class A^	258,610
3,715	Wells Fargo & Company	147,746
		2,013,427
	Health Care (13.1%)
915	Abbott Laboratories	86,513
840	AbbVie, Inc.	118,591
660	Alcon, Inc.^	47,071
1,815	Boston Scientific Corp.#	92,910
920	Bristol-Myers Squibb Company	47,408
305	Danaher Corp.	58,566
535	Dexcom, Inc.#	47,524
165	Elevance Health, Inc.	74,265
480	Eli Lilly & Company	265,886
60	Humana, Inc.	31,421
1,195	Johnson & Johnson	177,266
200	McKesson Corp.	91,072
1,295	Medtronic, PLC	91,375
2,000	Merck & Company, Inc.	205,400
1,660	Pfizer, Inc.	50,730
215	Stryker Corp.	58,097
215	Thermo Fisher Scientific, Inc.	95,626
485	UnitedHealth Group, Inc.	259,747
865	Zimmer Biomet Holdings, Inc.	90,315
		1,989,783
	Industrials (5.7%)
5,535	CSX Corp.	165,220
775	Fortive Corp.	50,592
1,015	Honeywell International, Inc.	186,009
445	JB Hunt Transport Services, Inc.	76,482
190	Northrop Grumman Corp.	89,572

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Dividend Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
445	Parker-Hannifin Corp.	$164,165
1,460	RTX Corp.	118,829
935	Southwest Airlines Company	20,785
		871,654
	Information Technology (28.3%)
580	Accenture, PLC - Class A	172,312
105	Adobe, Inc.#	55,866
380	Advanced Micro Devices, Inc.#	37,430
7,185	Apple, Inc.	1,226,982
460	Applied Materials, Inc.	60,881
270	Broadcom, Inc.	227,170
1,925	Cisco Systems, Inc.	100,350
350	Intuit, Inc.	173,233
95	Lam Research Corp.	55,881
815	Microchip Technology, Inc.	58,101
425	Micron Technology, Inc.	28,420
3,660	Microsoft Corp.	1,237,483
1,075	NVIDIA Corp.	438,385
1,580	Oracle Corp.	163,372
255	Palo Alto Networks, Inc.#	61,970
345	Salesforce, Inc.#	69,286
160	ServiceNow, Inc.#	93,096
400	Texas Instruments, Inc.	56,804
		4,317,022
	Materials (2.7%)
2,075	Freeport-McMoRan, Inc.	70,093
430	Linde, PLC	164,329
675	PPG Industries, Inc.	82,870
75	Sherwin-Williams Company	17,866
400	Vulcan Materials Company	78,596
		413,754
	Real Estate (0.9%)
280	American Tower Corp.	49,893
970	Welltower, Inc.	81,102
		130,995
	Utilities (2.1%)
465	Alliant Energy Corp.	22,687
1,685	CMS Energy Corp.	91,563
630	DTE Energy Company	60,719
800	NextEra Energy, Inc.	46,640
3,970	PPL Corp.	97,543
100	Veralto Corp.#	6,900
		326,052
	TOTAL COMMON STOCKS (Cost $9,201,051)	14,932,596
NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (0.7%)
	Other (0.7%)
1,040	Vanguard Communication Services ETF (Cost $92,908)	$107,661
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
66,806	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $66,806)	66,806
	TOTAL INVESTMENTS (99.2%) (Cost $9,360,765)	15,107,063
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.4%)		(66,806)
OTHER ASSETS, LESS LIABILITIES (1.2%)		191,426
NET ASSETS (100.0%)		$15,231,683

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.8%)
	Communication Services (8.2%)
19,929	Alphabet, Inc. - Class A#	$2,472,790
1,090	Netflix, Inc.#	448,742
4,486	T-Mobile U.S., Inc.#	645,356
		3,566,888
	Consumer Discretionary (12.1%)
17,988	Amazon.com, Inc.#	2,394,023
5,810	Aptiv, PLC#	506,632
2,521	Home Depot, Inc.	717,703
1,150	Lululemon Athletica, Inc.#	452,502
4,616	NIKE, Inc. - Class B	474,386
7,894	TJX Cos., Inc.	695,225
		5,240,471
	Consumer Staples (6.5%)
2,670	Constellation Brands, Inc. - Class A	625,181
4,141	Dollar Tree, Inc.#	460,024
10,482	Mondelez International, Inc. - Class A	694,013
6,427	Walmart, Inc.	1,050,236
		2,829,454
	Energy (3.1%)
2,840	Chevron Corp.	413,873
3,192	Hess Corp.	460,925
7,340	Occidental Petroleum Corp.	453,686
		1,328,484
	Financials (11.6%)
4,486	American Express Company	655,091
3,639	Chubb, Ltd.	781,002
4,012	Marsh & McLennan Cos., Inc.	760,876
7,500	Morgan Stanley	531,150
1,245	S&P Global, Inc.	434,891
4,659	Visa, Inc. - Class A^	1,095,331
19,200	Wells Fargo & Company	763,584
		5,021,925
	Health Care (15.0%)
10,612	Boston Scientific Corp.#	543,228
3,010	Danaher Corp.	577,980
5,880	Dexcom, Inc.#	522,320
1,960	Eli Lilly & Company	1,085,703
2,631	IQVIA Holdings, Inc.#	475,764
8,862	Merck & Company, Inc.	910,128
2,329	UnitedHealth Group, Inc.	1,247,319
4,800	Zimmer Biomet Holdings, Inc.	501,168
4,055	Zoetis, Inc.	636,635
		6,500,245
NUMBER OF SHARES		VALUE
	Industrials (8.9%)
3,544	Boeing Company#	$662,090
26,531	CSX Corp.	791,950
13,750	Delta Air Lines, Inc.	429,688
3,400	Honeywell International, Inc.	623,084
15,400	Uber Technologies, Inc.#	666,512
4,222	Waste Management, Inc.	693,801
		3,867,125
	Information Technology (27.6%)
6,910	Advanced Micro Devices, Inc.#	680,635
2,416	Analog Devices, Inc.	380,109
18,204	Apple, Inc.	3,108,697
940	Broadcom, Inc.	790,888
1,430	Intuit, Inc.	707,778
9,145	Microsoft Corp.	3,092,016
4,042	NVIDIA Corp.††	1,648,328
7,486	Oracle Corp.	774,052
1,295	ServiceNow, Inc.#	753,496
		11,935,999
	Materials (1.8%)
2,071	Linde, PLC	791,453
	Utilities (2.0%)
12,500	Southern Company	841,250
	TOTAL COMMON STOCKS (Cost $30,780,978)	41,923,294
	TOTAL INVESTMENTS (96.8%) (Cost $30,780,978)	41,923,294
OTHER ASSETS, LESS LIABILITIES (3.2%)		1,392,840
NET ASSETS (100.0%)		$43,316,134

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.7%)
		Consumer Discretionary (17.9%)
174,200	HKD	Alibaba Group Holding, Ltd.#	$1,793,402
56,500	AUD	Aristocrat Leisure, Ltd.	1,388,775
26,900	INR	Dixon Technologies India, Ltd.	1,651,060
9,450	EUR	Ferrari, NV	2,860,552
795	EUR	Hermes International	1,483,331
457,600	INR	Kalyan Jewellers India, Ltd.	1,590,110
68,840		Li Auto, Inc. (ADR)#^	2,327,480
90,800	INR	Mahindra & Mahindra, Ltd.	1,597,186
70,524		MakeMyTrip, Ltd.#	2,731,394
2,456		MercadoLibre, Inc.#	3,047,257
31,600	JPY	Oriental Land Company, Ltd.	1,022,113
14,500	DKK	Pandora, A/S	1,644,597
64,995	EUR	Prosus, NV	1,817,624
466,400	HKD	Sands China, Ltd.#	1,255,572
36,700	JPY	Sony Group Corp.	3,051,196
83,100	JPY	Toyota Boshoku Corp.	1,445,185
136,600	JPY	Toyota Motor Corp.	2,389,645
712,900	INR	Zomato, Ltd.#	898,690
			33,995,169
		Consumer Staples (2.3%)
783,600	CHF	Aryzta, AG#	1,436,188
3,540	EUR	L'Oreal, SA	1,487,970
68,200	JPY	Yamazaki Baking Company, Ltd.	1,442,065
			4,366,223
		Energy (7.7%)
101,600	CAD	ARC Resources, Ltd.^	1,634,538
408,400	GBP	BP, PLC	2,493,696
59,455	CAD	Canadian Natural Resources, Ltd.	3,775,452
110,200	JPY	Inpex Corp.	1,599,097
1,261,590	EUR	Saipem S.p.A#	1,922,444
148,100		TechnipFMC, PLC	3,187,112
			14,612,339
		Financials (10.8%)
215,000	HKD	AIA Group, Ltd.	1,867,018
5,000		Aon, PLC - Class A	1,547,000
7,561,200	IDR	Bank Mandiri Persero, Tbk PT	2,701,254
457,200	CNY	CITIC Securities Company, Ltd. - Class A	1,357,128
76,200	INR	HDFC Bank, Ltd.	1,350,760
313,000	GBP	HSBC Holdings, PLC	2,259,990
85,800		ICICI Bank, Ltd. (ADR)	1,903,902
97,300	JPY	Japan Exchange Group, Inc.	1,924,087
24,950	GBP	London Stock Exchange Group, PLC	2,517,331
NUMBER OF SHARES			VALUE
144,000		Sumitomo Mitsui Financial Group, Inc. (ADR)	$1,392,480
63,500	EUR	UniCredit, S.p.A.	1,591,920
			20,412,870
		Health Care (12.3%)
38,530	GBP	AstraZeneca, PLC	4,824,095
51,700	EUR	Gerresheimer, AG	4,822,225
123,036	DKK	Novo Nordisk, A/S - Class B	11,870,047
289,000	HKD	Wuxi Biologics Cayman, Inc.#*	1,796,926
			23,313,293
		Industrials (21.0%)
25,704	GBP	Ashtead Technology Holdings, PLC^	150,248
25,550	CAD	Canadian Pacific Kansas City, Ltd.	1,814,064
59,000	JPY	Central Japan Railway Company	1,327,995
22,100	EUR	DO & CO, AG	2,581,595
125,640	INR	Hindustan Aeronautics, Ltd.	2,752,540
64,000	JPY	Hitachi, Ltd.	4,056,741
256,600	JPY	INFRONEER Holdings, Inc.	2,706,837
62,900	JPY	Komatsu, Ltd.	1,445,215
339,900	GBP	Melrose Industries, PLC	1,935,313
261,001	SEK	Munters Group, AB*~	3,186,485
41,400	EUR	Prysmian S.p.A	1,550,306
2,433,200	GBP	Rolls-Royce Holdings, PLC#	6,404,726
12,025	EUR	Schneider Electric, SE	1,850,134
34,200	INR	Siemens, Ltd.	1,372,479
45,700	CAD	Stantec, Inc.^	2,796,211
17,650	EUR	Thales, SA	2,604,744
730,000	CNY	Weichai Power Company, Ltd. - Class A	1,387,350
			39,922,983
		Information Technology (21.3%)
96,800	TWD	Accton Technology Corp.	1,499,844
184,000	JPY	Advantest Corp.	4,739,586
34,100	TWD	Alchip Technologies, Ltd.	2,796,759
8,425	EUR	ASML Holding, NV	5,064,440
1,260	CAD	Constellation Software, Inc.^	2,525,915
8,300		Fabrinet#	1,286,500
9,800	JPY	Keyence Corp.	3,793,761
131,780	INR	KPIT Technologies, Ltd.	1,939,672
8,800	JPY	Lasertec Corp.	1,453,586
28,460	EUR	SAP, SE	3,817,406
8,500	JPY	SHIFT, Inc.#^	1,542,236
59,900	CAD	Shopify, Inc. - Class A#	2,828,809
26,450	KRW	SK Hynix, Inc.	2,296,973
291,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	4,752,759
			40,338,246
See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
		Materials (2.3%)
268,200	GBP	Glencore, PLC	$1,420,608
7,795		Linde, PLC	2,978,937
			4,399,545
		Real Estate (2.1%)
788,800	MXN	Corp. Inmobiliaria Vesta SAB de CV^	2,473,723
152,700	INR	Macrotech Developers, Ltd.*	1,442,474
			3,916,197
		TOTAL COMMON STOCKS (Cost $166,586,158)	185,276,865
WARRANTS (0.0%)#
		Information Technology (0.0%)
1,260		Constellation Software, Inc.^ 03/31/40, Strike $1.00 (Cost $—)	—
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.2%)#
		Communication Services (0.0%)
290		Baidu, Inc.
3,045,000		Call, 11/17/23, Strike $150.00	1,015
		Consumer Discretionary (0.1%)
500		Alibaba Group Holding, Ltd.
4,127,000		Call, 11/17/23, Strike $90.00	34,250
353		PDD Holdings, Inc.
3,580,126		Call, 01/19/24, Strike $120.00	141,200
			175,450
		Other (0.1%)
2,235		iShares MSCI India ETF
9,664,140		Put, 12/15/23, Strike $44.00	245,850
		TOTAL PURCHASED OPTIONS (Cost $1,290,565)	422,315
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.7%)
5,053,942		State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $5,053,942)	5,053,942
		TOTAL INVESTMENTS (100.6%) (Cost $172,930,665)	190,753,122
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.7%)			(5,053,942)
OTHER ASSETS, LESS LIABILITIES (2.1%)			3,882,133
NET ASSETS (100.0%)			$189,581,313

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Swiss Franc	12/29/23	4,550,000	$5,034,701	$(2,268)
State Street Bank and Trust	Brazilian Real	12/29/23	14,335,000	2,825,108	(25,472)
State Street Bank and Trust	Swiss Franc	12/29/23	2,300,000	2,545,014	(1,146)
State Street Bank and Trust	Brazilian Real	12/29/23	6,760,000	1,332,245	(12,012)
					$(40,898)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,220,871.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund Schedule of Investments October 31, 2023

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
Japanese Yen	$33,939,345	17.8%
European Monetary Unit	33,454,691	17.5%
US Dollar	25,878,319	13.6%
British Pound Sterling	22,006,007	11.5%
Canadian Dollar	15,374,989	8.1%
Indian Rupee	14,594,971	7.7%
Danish Krone	13,514,644	7.1%
New Taiwan Dollar	9,049,362	4.7%
Hong Kong Dollar	6,712,918	3.5%
Swedish Krona	3,186,485	1.7%
Chinese Yuan Renminbi	2,744,478	1.4%
Indonesian Rupiah	2,701,254	1.4%
Mexican Peso	2,473,723	1.3%
South Korean Won	2,296,973	1.2%
Swiss Franc	1,436,188	0.8%
Australian Dollar	1,388,775	0.7%
Total Investments	$190,753,122	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (18.3%)
		Consumer Discretionary (8.1%)
6,857,000		Li Auto, Inc. 0.250%, 05/01/28	$9,313,589
11,077,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	12,616,481
7,308,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	7,455,037
			29,385,107
		Energy (2.0%)
3,400,000	EUR	Eni S.p.A 2.950%, 09/14/30	3,677,694
3,300,000	EUR	Saipem S.p.A 2.875%, 09/11/29	3,578,396
			7,256,090
		Information Technology (6.6%)
32,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	4,232,412
16,400,000		SK Hynix, Inc. 1.750%, 04/11/30	19,843,344
			24,075,756
		Real Estate (1.6%)
5,000,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	5,669,196
		TOTAL CONVERTIBLE BONDS (Cost $65,202,669)	66,386,149
NUMBER OF SHARES			VALUE
COMMON STOCKS (80.1%)
		Communication Services (5.6%)
259,750	HKD	Baidu, Inc. - Class A#	3,410,206
26,670		NetEase, Inc. (ADR)	2,851,556
375,300	HKD	Tencent Holdings, Ltd.	13,889,377
			20,151,139
		Consumer Discretionary (17.6%)
763,900	HKD	Alibaba Group Holding, Ltd.#	7,864,406
912,120	MXN	Alsea, SAB de CV#	3,027,415
54,500	INR	Amber Enterprises India, Ltd.#	1,917,456
21,100	CNY	Beijing Roborock Technology Company, Ltd. - Class A	912,077
13,712,100	PHP	Bloomberry Resorts Corp.#	2,201,573
75,948	INR	Dixon Technologies India, Ltd.	4,661,513
967,000	HKD	Hisense Home Appliances Group Company, Ltd. - Class H	2,661,745
592,870	INR	Indian Hotels Company, Ltd.	2,734,178
1,710,000	INR	Kalyan Jewellers India, Ltd.	5,942,062
NUMBER OF SHARES			VALUE
53,440	KRW	Kia Corp.	$3,053,103
231,550	INR	Mahindra & Mahindra, Ltd.	4,073,000
21,847,100	IDR	Map Aktif Adiperkasa PT	1,024,620
6,265		MercadoLibre, Inc.#	7,773,236
34,500		MINISO Group Holding, Ltd. (ADR)	873,195
17,078,400	IDR	Mitra Adiperkasa Tbk PT	1,865,895
568,000	INR	Tata Motors, Ltd.	4,295,911
521,300	INR	Welspun India, Ltd.	943,023
79,200	HKD	Yum China Holdings, Inc.	4,150,242
2,786,920	INR	Zomato, Ltd.#	3,513,225
			63,487,875
		Consumer Staples (5.4%)
35,100	CNY	Eastroc Beverage Group Company, Ltd. - Class A	921,557
368,050	MXN	Fomento Economico Mexicano, SAB de CV^	4,161,257
594,930	INR	ITC, Ltd.	3,062,784
17,700	CNY	Kweichow Moutai Company, Ltd. - Class A	4,076,375
15,170	INR	Nestlé India, Ltd.	4,420,582
598,440	BRL	Raia Drogasil, SA	3,062,380
			19,704,935
		Energy (6.2%)
78,580	SAR	Arabian Drilling Company#	3,676,423
185,940	EUR	Galp Energia SGPS, SA	2,799,282
435,320	INR	Oil & Natural Gas Corp., Ltd.	973,019
1,050,800	THB	PTT Exploration & Production, PCL	4,799,157
140,290	INR	Reliance Industries, Ltd.	3,859,518
288,530		TechnipFMC, PLC~	6,209,166
			22,316,565
		Financials (11.5%)
431,800	HKD	AIA Group, Ltd.	3,749,666
1,064,000	BRL	B3, SA-Brasil Bolsa Balcao	2,342,520
476,950	BRL	Banco BTG Pactual, SA	2,800,163
4,962,000	IDR	Bank Central Asia, Tbk PT	2,733,668
18,631,480	IDR	Bank Mandiri Persero, Tbk PT	6,656,134
1,621,643	CNY	CITIC Securities Company, Ltd. - Class A	4,813,598
203,880	INR	HDFC Bank, Ltd.	3,614,079
209,125		ICICI Bank, Ltd. (ADR)	4,640,484
558,970		Itau Unibanco Holding, SA (ADR)	2,968,131
96,560	KRW	Meritz Financial Group, Inc.	3,593,733
713,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	3,616,675
			41,528,851

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Evolving World Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
		Health Care (3.9%)
54,300	INR	Apollo Hospitals Enterprise, Ltd.	$3,158,553
28,420	DKK	Novo Nordisk, A/S - Class B	2,741,854
229,400	HKD	WuXi AppTec Company, Ltd. - Class H*	2,756,594
850,500	HKD	Wuxi Biologics Cayman, Inc.*#	5,288,186
			13,945,187
		Industrials (6.4%)
245,000	INR	Hindustan Aeronautics, Ltd.	5,367,498
146,593	INR	Larsen & Toubro, Ltd.	5,148,082
932,480	BRL	Rumo, SA	4,126,271
67,900	INR	Siemens, Ltd.	2,724,893
315,780	INR	Titagarh Rail System, Ltd.	2,888,535
1,440,000	CNY	Weichai Power Company, Ltd. - Class A	2,736,690
			22,991,969
		Information Technology (17.4%)
321,800	TWD	Accton Technology Corp.	4,986,053
101,600	JPY	Advantest Corp.^	2,617,076
115,110	TWD	Alchip Technologies, Ltd.	9,440,905
14,495	SAR	Elm Company	2,710,153
16,550		Fabrinet#	2,565,250
513,930	INR	KPIT Technologies, Ltd.	7,564,545
151,000	TWD	MediaTek, Inc.	3,941,002
109,600	HKD	Sunny Optical Technology Group Company, Ltd.	918,221
1,619,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.~	26,452,927
527,800	HKD	Xiaomi Corp. - Class B*#	946,358
73,700	CNY	Zhongji Innolight Company, Ltd. - Class A	887,850
			63,030,340
		Materials (1.4%)
3,247,500	IDR	Pantai Indah Kapuk Dua Tbk#	893,395
2,606,000	HKD	Zijin Mining Group Company, Ltd. - Class H	4,031,249
			4,924,644
		Real Estate (4.7%)
3,002,290	MXN	Corp. Inmobiliaria Vesta SAB de CV^	9,415,357
590,270	INR	DLF, Ltd.	3,991,624
400,670	INR	Macrotech Developers, Ltd.*	3,786,130
			17,193,111
		TOTAL COMMON STOCKS (Cost $273,837,627)	289,274,616
PREFERRED STOCK (0.8%)
		Industrials (0.8%)
1,379,870	BRL	Randon, SA Implementos e Participacoes‡ (Cost $3,475,906)	2,985,944
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (1.4%)#
	Communication Services (0.0%)
	Baidu, Inc.
1,182
12,411,000	Call, 11/17/23, Strike $150.00	$4,137
918
9,639,000	Call, 01/19/24, Strike $150.00	40,392
		44,529
	Consumer Discretionary (0.5%)
	Alibaba Group Holding, Ltd.
2,890
23,854,060	Call, 11/17/23, Strike $100.00	30,345
1,398
11,539,092	Call, 01/19/24, Strike $100.00	170,556
1,350	New Oriental Education & Technology Group, Inc.
8,841,150	Call, 01/19/24, Strike $65.00	877,500
1,555	PDD Holdings, Inc.
15,770,810	Call, 01/19/24, Strike $120.00	622,000
		1,700,401
	Information Technology (0.2%)
193	NVIDIA Corp.
7,870,540	Call, 01/19/24, Strike $425.00	607,950
	Other (0.7%)
10,200	iShares MSCI Emerging Markets
37,434,000	Put, 11/17/23, Strike $37.00	714,000
8,906	iShares MSCI India ETF
38,509,544	Put, 12/15/23, Strike $44.00	979,660
4,710	KE Holdings, Inc.
6,928,410	Call, 01/19/24, Strike $19.85	120,105
4,639	Petroleo Brasileiro, SA
6,958,500	Call, 01/19/24, Strike $14.00	607,709
4,480	Trip.com Group, Ltd.
15,232,000	Call, 01/19/24, Strike $44.00	112,000
4,900	Vale, SA
6,717,900	Call, 11/17/23, Strike $14.00	132,300
		2,665,774
	TOTAL PURCHASED OPTIONS (Cost $10,924,242)	5,018,654

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.9%)
10,539,663	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $10,539,663)	$10,539,663
	TOTAL INVESTMENTS (103.5%) (Cost $363,980,107)	374,205,026
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.9%)		(10,539,663)
LIABILITIES, LESS OTHER ASSETS (-0.6%)		(2,283,179)
NET ASSETS (100.0%)		$361,382,184

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	South African Rand	12/29/23	250,000,000	$13,347,206	$287,570
State Street Bank and Trust	Brazilian Real	12/29/23	44,390,000	8,748,278	(78,878)
					$208,692

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $11,789,739.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2023.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATIONS

BRL  Brazilian Real

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  European Monetary Unit

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

SAR  Saudi Riyal

THB  Thai Baht

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$92,667,786	24.8%
Indian Rupee	78,640,210	21.0%
Hong Kong Dollar	57,515,337	15.4%
New Taiwan Dollar	44,820,887	12.0%
Mexican Peso	16,604,029	4.4%
European Monetary Unit	15,724,568	4.2%
Brazilian Real	15,317,278	4.1%
Chinese Yuan Renminbi	14,348,147	3.8%
Indonesian Rupiah	13,173,712	3.5%
South Korean Won	6,646,836	1.8%
Saudi Riyal	6,386,576	1.7%
Thai Baht	4,799,157	1.3%
Danish Krone	2,741,854	0.7%
Japanese Yen	2,617,076	0.7%
Philippine Peso	2,201,573	0.6%
Total Investments	$374,205,026	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Equity Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (94.9%)
		Communication Services (4.8%)
17,700		Alphabet, Inc. - Class A#	$2,196,216
3,610		Meta Platforms, Inc. - Class A#	1,087,585
26,100	HKD	Tencent Holdings, Ltd.	965,928
			4,249,729
		Consumer Discretionary (9.8%)
23,140		Amazon.com, Inc.#~	3,079,703
565		Chipotle Mexican Grill, Inc.#	1,097,343
3,605	EUR	Ferrari, NV	1,091,247
880	EUR	LVMH Moet Hennessy Louis Vuitton, SE	630,019
27,400		MakeMyTrip, Ltd.#	1,061,202
870		MercadoLibre, Inc.#	1,079,444
14,100		Modine Manufacturing Company#	556,950
			8,595,908
		Consumer Staples (3.2%)
365,200	CHF	Aryzta, AG#	669,342
3,810		Constellation Brands, Inc. - Class A	892,111
2,180		Costco Wholesale Corp.	1,204,319
			2,765,772
		Energy (7.0%)
142,400	GBP	BP, PLC	869,496
34,320	CAD	Canadian Natural Resources, Ltd.^	2,179,354
11,860		Chevron Corp.	1,728,358
62,400		TechnipFMC, PLC	1,342,848
			6,120,056
		Financials (8.6%)
2,795		Aon, PLC - Class A	864,773
10,100		Apollo Global Management, Inc.	782,144
1,172,000	IDR	Bank Mandiri Persero, Tbk PT	418,699
4,050		Chubb, Ltd.	869,211
52,990	INR	HDFC Bank, Ltd.	939,327
28,900		ICICI Bank, Ltd. (ADR)	641,291
2,760		JPMorgan Chase & Company	383,806
10,800		Morgan Stanley	764,856
13,400	JPY	Sumitomo Mitsui Financial Group, Inc.	645,987
3,620		Visa, Inc. - Class A^	851,062
9,100		Wells Fargo & Company	361,907
			7,523,063
		Health Care (12.0%)
14,170	GBP	AstraZeneca, PLC	1,774,135
6,415		Eli Lilly & Company	3,553,461
39,570		Novo Nordisk, A/S (ADR)	3,821,275
2,444		UnitedHealth Group, Inc.	1,308,909
			10,457,780
NUMBER OF SHARES			VALUE
		Industrials (17.5%)
13,410	CAD	Canadian Pacific Kansas City, Ltd.	$952,117
4,230		EMCOR Group, Inc.	874,129
50,000	INR	Hindustan Aeronautics, Ltd.	1,095,408
20,300	JPY	Hitachi, Ltd.	1,286,747
25,200	JPY	Komatsu, Ltd.	579,005
28,800	JPY	Kyudenko Corp.	860,284
153,100	GBP	Melrose Industries, PLC	871,716
95,600	SEK	Munters Group, AB*	1,167,153
12,690		Quanta Services, Inc.	2,120,753
691,300	GBP	Rolls-Royce Holdings, PLC#	1,819,656
4,310	EUR	Safran, SA	673,306
5,440	EUR	Schneider Electric, SE	836,984
25,520		Vertiv Holdings Company	1,002,170
6,820		Waste Management, Inc.	1,120,731
			15,260,159
		Information Technology (28.7%)
14,900	TWD	Alchip Technologies, Ltd.	1,222,044
16,100		Apple, Inc.	2,749,397
3,048	EUR	ASML Holding, NV	1,832,215
2,900		Cadence Design Systems, Inc.#	695,565
5,090		Fabrinet#	788,950
4,500	JPY	Keyence Corp.	1,742,033
14,875		Micron Technology, Inc.	994,691
13,910		Microsoft Corp.~	4,703,110
11,220		NVIDIA Corp.†††	4,575,516
15,260		Oracle Corp.	1,577,884
6,550	EUR	SAP, SE	878,567
12,060	CAD	Shopify, Inc. - Class A#^	569,540
6,075		Snowflake, Inc. - Class A#	881,665
95,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,551,588
3,400		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	293,454
			25,056,219
		Materials (2.3%)
19,500		Freeport-McMoRan, Inc.	658,710
3,465		Linde, PLC	1,324,184
			1,982,894
		Real Estate (1.0%)
285,700	MXN	Corp. Inmobiliaria Vesta SAB de CV^	895,972
		TOTAL COMMON STOCKS (Cost $59,565,049)	82,907,552

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.2%)#
	Industrials (0.2%)
130	Quanta Services, Inc.
2,172,560	Put, 11/17/23, Strike $175.00 (Cost $145,863)	$139,100
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.6%)
4,058,291	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $4,058,291)	4,058,291
	TOTAL INVESTMENTS (99.7%) (Cost $63,769,203)	87,104,943
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.6%)		(4,058,291)
OTHER ASSETS, LESS LIABILITIES (4.9%)		4,300,601
NET ASSETS (100.0%)		$87,347,253

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $930,468.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

SEK  Swedish Krona

TWD  New Taiwan Dollar

ABBREVIATION

ADR  American Depositary Receipt

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$58,087,074	66.7%
European Monetary Unit	5,942,338	6.8%
British Pound Sterling	5,335,003	6.1%
Japanese Yen	5,114,056	5.9%
Canadian Dollar	3,701,011	4.3%
New Taiwan Dollar	2,773,632	3.2%
Indian Rupee	2,034,735	2.3%
Swedish Krona	1,167,153	1.3%
Hong Kong Dollar	965,928	1.1%
Mexican Peso	895,972	1.0%
Swiss Franc	669,342	0.8%
Indonesian Rupiah	418,699	0.5%
Total Investments	$87,104,943	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (32.2%)
		Communication Services (0.8%)
1,576,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	$1,570,846
		Consumer Discretionary (3.7%)
3,570,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	4,066,159
3,100,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	3,162,372
			7,228,531
		Consumer Staples (2.9%)
1,500,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	1,554,344
4,255,000		Post Holdings, Inc. 2.500%, 08/15/27	4,061,695
			5,616,039
		Energy (2.2%)
1,800,000	EUR	Eni S.p.A 2.950%, 09/14/30	1,947,015
2,200,000	EUR	Saipem S.p.A 2.875%, 09/11/29	2,385,597
			4,332,612
		Financials (2.2%)
1,900,000	EUR	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 03/15/28	2,073,557
2,200,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	2,230,360
			4,303,917
		Health Care (1.1%)
1,095,000		Dexcom, Inc. 0.250%, 11/15/25	1,039,450
1,129,000		Shockwave Medical, Inc.* 1.000%, 08/15/28	1,094,690
			2,134,140
		Industrials (7.0%)
220,000,000	JPY	ANA Holdings, Inc. 0.000%, 12/10/31	1,605,408
1,488,000		Parsons Corp. 0.250%, 08/15/25	1,952,018
1,700,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	1,848,417
2,600,000	EUR	Rheinmetall AG 1.875%, 02/07/28	2,930,787
1,610,000	EUR	Schneider Electric, SE 0.000%, 06/15/26	3,048,266
1,500,000	EUR	SPIE, SA 2.000%, 01/17/28	1,534,267
PRINCIPAL AMOUNT			VALUE
961,000		Tetra Tech, Inc.* 2.250%, 08/15/28	$930,911
			13,850,074
		Information Technology (8.4%)
2,240,000		Akamai Technologies, Inc.* 1.125%, 02/15/29	2,205,302
1,763,000		Camtek, Ltd.* 0.000%, 12/01/26	1,902,665
2,622,000		Datadog, Inc. 0.125%, 06/15/25	2,887,451
1,000,000		Gigabyte Technology Company, Ltd. 0.010%, 07/27/28	957,500
18,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	2,380,732
1,500,000		Progress Software Corp. 1.000%, 04/15/26	1,525,455
1,082,000		Rapid7, Inc.* 1.250%, 03/15/29	1,046,749
3,000,000		SK Hynix, Inc. 1.750%, 04/11/30	3,629,880
			16,535,734
		Materials (1.6%)
1,000,000		Glencore Funding, LLC 0.000%, 03/27/25	1,048,910
2,200,000		LG Chem, Ltd. 1.250%, 07/18/28	2,067,802
			3,116,712
		Other (0.8%)
2,370,000	EUR	Edenred 0.000%, 09/06/24	1,506,449
		Real Estate (1.5%)
2,700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	3,061,366
		TOTAL CONVERTIBLE BONDS (Cost $65,409,046)	63,256,420
CORPORATE BOND (1.0%)
		Energy (1.0%)
1,940,000		Noble Finance II, LLC* 8.000%, 04/15/30 (Cost $1,964,026)	1,948,555
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (1.6%)
		Financials (1.6%)
63,900		Apollo Global Management, Inc. 6.750%, 07/31/26 (Cost $3,304,429)	3,074,229

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (57.1%)
		Communication Services (3.6%)
33,014		Alphabet, Inc. - Class A#	$4,096,377
3,600		Meta Platforms, Inc. - Class A#	1,084,572
49,900	HKD	Tencent Holdings, Ltd.	1,846,736
			7,027,685
		Consumer Discretionary (1.5%)
22,700		Amazon.com, Inc.#	3,021,143
		Consumer Staples (2.8%)
25,250		Coca-Cola Company~	1,426,372
8,300		Constellation Brands, Inc. - Class A	1,943,445
3,990		Costco Wholesale Corp.	2,204,236
			5,574,053
		Energy (5.3%)
360,000	GBP	BP, PLC	2,198,165
51,900	CAD	Canadian Natural Resources, Ltd.^	3,295,701
15,852		Chevron Corp.	2,310,112
80,000	GBP	Shell, PLC	2,578,146
			10,382,124
		Financials (6.5%)
7,245		Aon, PLC - Class A	2,241,603
3,276,000	IDR	Bank Mandiri Persero, Tbk PT	1,170,358
107,250	EUR	Bank of Ireland Group, PLC	961,144
109,300	INR	HDFC Bank, Ltd.	1,937,507
7,650		JPMorgan Chase & Company~	1,063,809
25,300		Morgan Stanley	1,791,746
41,000		UBS Group, AG#^	961,860
6,460		Visa, Inc. - Class A^	1,518,746
25,400		Wells Fargo & Company	1,010,158
			12,656,931
		Health Care (10.0%)
18,700	GBP	AstraZeneca, PLC	2,341,307
11,500		Eli Lilly & Company	6,370,195
18,250	EUR	Gerresheimer, AG	1,702,236
71,550		Novo Nordisk, A/S (ADR)	6,909,584
4,370		UnitedHealth Group, Inc.	2,340,397
			19,663,719
		Industrials (7.5%)
20,300	CAD	Canadian Pacific Kansas City, Ltd.	1,441,311
26,200	JPY	Hitachi, Ltd.	1,660,728
63,600	JPY	Komatsu, Ltd.	1,461,298
263,000	GBP	Melrose Industries, PLC	1,497,462
8,690		Quanta Services, Inc.	1,452,273
1,320,000	GBP	Rolls-Royce Holdings, PLC#	3,474,535
NUMBER OF SHARES			VALUE
50,500		Vertiv Holdings Company	$1,983,135
10,200		Waste Management, Inc.	1,676,166
			14,646,908
		Information Technology (18.7%)
21,500	TWD	Alchip Technologies, Ltd.	1,763,352
32,440		Apple, Inc.	5,539,779
5,180	EUR	ASML Holding, NV	3,113,804
5,300	JPY	Keyence Corp.	2,051,728
24,810		Microsoft Corp.	8,388,509
21,830		NVIDIA Corp.†††	8,902,274
28,050		Oracle Corp.	2,900,370
252,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	4,115,791
			36,775,607
		Materials (1.2%)
36,700		Freeport-McMoRan, Inc.	1,239,726
2,800		Linde, PLC	1,070,048
			2,309,774
		TOTAL COMMON STOCKS (Cost $72,880,316)	112,057,944
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (4.2%)
		United States Treasury Note
2,140,000		4.125%, 08/31/30^	2,041,527
2,140,000		4.000%, 06/30/28	2,066,020
2,120,000		4.625%, 09/15/26	2,104,431
2,120,000		4.500%, 07/15/26	2,096,812
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $8,416,031)	8,308,790
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.5%)#
		Consumer Discretionary (0.1%)
110		Toyota Motor Corp.
1,926,980		Call, 04/19/24, Strike $185.00	106,150
		Energy (0.1%)
820		Noble Corp., PLC
3,828,580		Call, 03/15/24, Strike $55.00	135,300
		Other (0.3%)
320		Baidu, Inc.
3,360,000		Call, 01/19/24, Strike $150.00	14,080
965		ICICI Bank, Ltd.
2,141,335		Call, 01/19/24, Strike $24.00	26,538

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Opportunities Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
555	Invesco QQQ Trust
19,476,060	Put, 12/29/23, Strike $355.00	$719,002
		759,620
	TOTAL PURCHASED OPTIONS (Cost $1,500,775)	1,001,070
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.2%)
4,264,427	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $4,264,427)	4,264,427
	TOTAL INVESTMENTS (98.8%) (Cost $157,739,050)	193,911,435
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.2%)		(4,264,427)
OTHER ASSETS, LESS LIABILITIES (3.4%)		6,688,544
NET ASSETS (100.0%)		$196,335,552

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,763,198.

^  Security, or portion of security, is on loan.

††  Security or a portion of the security purchased on a delayed delivery or when-issued basis.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$129,423,921	66.8%
European Monetary Unit	27,667,249	14.3%
British Pound Sterling	12,089,615	6.2%
Japanese Yen	6,779,162	3.5%
New Taiwan Dollar	5,879,143	3.0%
Canadian Dollar	4,737,012	2.4%
Hong Kong Dollar	4,227,468	2.2%
Indian Rupee	1,937,507	1.0%
Indonesian Rupiah	1,170,358	0.6%
Total Investments	$193,911,435	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

International Small Cap Growth Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.2%)
		Communication Services (0.7%)
257	EUR	Scout24, SE*	$15,811
		Consumer Discretionary (14.2%)
835	INR	Amber Enterprises India, Ltd.#	29,378
185,000	PHP	Bloomberry Resorts Corp.#	29,703
680	INR	Dixon Technologies India, Ltd.	41,737
15,300	INR	Kalyan Jewellers India, Ltd.	53,166
1,175		MakeMyTrip, Ltd.#	45,508
610,000	IDR	Map Aktif Adiperkasa PT	28,609
9,300	HKD	Samsonite International, SA*#	28,803
1,400	JPY	Toyota Boshoku Corp.	24,347
1,935	INR	TVS Motor Company, Ltd.	37,004
18,900	HKD	Wynn Macau, Ltd.#	16,738
			334,993
		Consumer Staples (4.6%)
16,100	CHF	Aryzta, AG#	29,508
1,000	JPY	Kobe Bussan Company, Ltd.	24,748
1,300	JPY	Rohto Pharmaceutical Company, Ltd.	30,331
1,100	JPY	Yamazaki Baking Company, Ltd.	23,259
			107,846
		Energy (6.4%)
3,595	CAD	ARC Resources, Ltd.	57,836
21,370	EUR	Saipem S.p.A#	32,564
2,770		TechnipFMC, PLC	59,611
			150,011
		Financials (5.3%)
2,920	EUR	Bank of Ireland Group, PLC	26,168
8,600	JPY	Concordia Financial Group, Ltd.	39,959
1,800	JPY	Japan Exchange Group, Inc.	35,595
7,095	AUD	Steadfast Group, Ltd.	24,398
			126,120
		Health Care (6.4%)
1,425	GBP	Ergomed, PLC#	23,211
1,072	EUR	Gerresheimer, AG	99,989
103	CHF	Ypsomed Holding, AG	28,387
			151,587
		Industrials (31.8%)
7,230	GBP	Ashtead Technology Holdings, PLC	42,261
1,200	JPY	BayCurrent Consulting, Inc.	30,128
855	EUR	DO & CO, AG	99,876
700	JPY	Ebara Corp.	30,998
NUMBER OF SHARES			VALUE
1,060	INR	Hindustan Aeronautics, Ltd.	$23,223
5,700	JPY	INFRONEER Holdings, Inc.	60,128
700	JPY	Japan Airport Terminal Company, Ltd.	30,785
2,000	JPY	Japan Elevator Service Holdings Company, Ltd.	26,504
1,100	JPY	Keisei Electric Railway Company, Ltd.	41,437
800	JPY	Kyudenko Corp.	23,897
2,390	EUR	Leonardo S.p.A	36,119
11,600	GBP	Melrose Industries, PLC	66,048
7,517	SEK	Munters Group, AB*	91,773
2,200	JPY	Sojitz Corp.	45,684
1,120	CAD	Stantec, Inc.	68,529
3,740	INR	Titagarh Rail System, Ltd.	34,211
			751,601
		Information Technology (17.8%)
3,160	TWD	Accton Technology Corp.	48,962
850	TWD	Alchip Technologies, Ltd.	69,714
507	EUR	BE Semiconductor Industries, NV	52,373
168		Fabrinet#	26,040
980	KRW	HPSP Company, Ltd.	22,732
530	JPY	Ibiden Company, Ltd.	22,597
4,150	INR	KPIT Technologies, Ltd.	61,084
2,980	GBP	Sage Group, PLC	35,205
600	JPY	SCREEN Holdings Company, Ltd.	27,895
300	JPY	SHIFT, Inc.#	54,432
			421,034
		Materials (2.2%)
930	CAD	ERO Copper Corp.#	12,621
1,385	EUR	SOL S.p.A	39,858
			52,479
		Real Estate (5.8%)
22,800	MXN	Corp. Inmobiliaria Vesta SAB de CV	71,502
3,180	INR	Macrotech Developers, Ltd.*	30,049
7,500	JPY	Mirarth Holdings, Inc.	21,863
175	EUR	VGP, NV	14,246
			137,660
		TOTAL COMMON STOCKS (Cost $2,140,980)	2,249,142
PREFERRED STOCK (1.2%)
		Industrials (1.2%)
12,490	BRL	Randon, SA Implementos e Participacoes (Cost $32,527)	27,028

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Small Cap Growth Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.3%)#
	Other (0.3%)
31	iShares MSCI India Small-Cap ETF
191,952	Put, 02/16/24, Strike $62.00 (Cost $6,690)	$6,975
	TOTAL INVESTMENTS (96.7%) (Cost $2,180,197)	2,283,145
OTHER ASSETS, LESS LIABILITIES (3.3%)		78,877
NET ASSETS (100.0%)		$2,362,022

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
Japanese Yen	$594,587	26.0%
European Monetary Unit	417,004	18.3%
Indian Rupee	309,852	13.6%
British Pound Sterling	166,726	7.3%
Canadian Dollar	138,986	6.1%
US Dollar	138,134	6.0%
New Taiwan Dollar	118,676	5.2%
Swedish Krona	91,773	4.0%
Mexican Peso	71,502	3.1%
Swiss Franc	57,895	2.5%
Hong Kong Dollar	45,541	2.0%
Philippine Peso	29,703	1.3%
Indonesian Rupiah	28,609	1.3%
Brazilian Real	27,027	1.2%
Australian Dollar	24,398	1.1%
South Korean Won	22,732	1.0%
Total Investments	$2,283,145	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (41.5%)
	Airlines (1.3%)
99,368	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	$89,869
95,604	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	89,612
48,468	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	47,929
96,562	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	85,461
126,224	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	105,133
		418,004
	Communication Services (2.1%)
200,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	185,284
100,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 2.800%, 04/01/31	76,775
150,000	Comcast Corp. 3.900%, 03/01/38	116,444
75,000	Paramount Global 3.450%, 10/04/26	68,000
100,000	United States Cellular Corp. 6.700%, 12/15/33	95,235
150,000	Verizon Communications, Inc. 4.016%, 12/03/29	134,028
		675,766
	Consumer Discretionary (3.0%)
150,000	Cargill, Inc.* 3.125%, 05/25/51	91,047
200,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	164,916
100,000	GLP Capital, LP / GLP Financing II, Inc. 3.250%, 01/15/32	75,775
100,000	goeasy, Ltd.* 4.375%, 05/01/26	90,645
125,000	Kohl's Corp. 5.550%, 07/17/45	72,270
100,000	M/I Homes, Inc. 3.950%, 02/15/30	80,019
100,000	Mattel, Inc. 6.200%, 10/01/40	85,268
100,000	Newell Brands, Inc. 5.200%, 04/01/26	94,457
PRINCIPAL AMOUNT		VALUE
100,000	NIKE, Inc. 2.850%, 03/27/30	$85,578
100,000	Tractor Supply Company 5.250%, 05/15/33	91,648
		931,623
	Consumer Staples (2.6%)
125,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30	109,906
125,000	Archer-Daniels-Midland Company 3.250%, 03/27/30	108,435
125,000	Costco Wholesale Corp. 1.600%, 04/20/30	98,972
100,000	Edgewell Personal Care Company* 4.125%, 04/01/29	84,093
125,000	Hershey Company 1.700%, 06/01/30	98,106
200,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30	182,986
100,000	Kimberly-Clark Corp. 3.100%, 03/26/30	86,301
50,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	41,312
		810,111
	Energy (1.1%)
175,000	Energy Transfer, LP‡ 8.656%, 11/01/66 3 mo. USD LIBOR + 3.02%	143,080
100,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	99,416
100,000	EQT Corp.* 3.125%, 05/15/26	92,622
		335,118
	Financials (12.3%)
115,000	Ally Financial, Inc.‡ 4.700%, 11/01/35 5 year CMT + 3.87%	75,144
100,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	87,894
100,000	Avolon Holdings Funding, Ltd.* 5.500%, 01/15/26	96,386
125,000	AXIS Specialty Finance, PLC 4.000%, 12/06/27	114,840
100,000	Bank of America Corp.‡ 2.087%, 06/14/29 SOFR + 1.06%	82,563
150,000	Bank of Montreal‡ 3.088%, 01/10/37 5 year CMT + 1.40%	108,716
75,000	4.800%, 11/01/35 5 year CMT + 2.98%	67,112

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
100,000	Bank of New York Mellon Corp.‡ 5.834%, 10/25/33 SOFR + 2.07%	$95,858
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	116,270
125,000	BP Capital Markets, PLC‡ 4.875%, 11/01/35 5 year CMT + 4.40%	108,846
175,000	Brookfield Finance, Inc. 2.724%, 04/15/31	135,765
150,000	Capital One Financial Corp.‡ 2.359%, 07/29/32 SOFR + 1.34%	99,383
100,000	Charles Schwab Corp.‡ 4.000%, 11/01/35 5 year CMT + 3.17%	79,543
100,000	Chubb INA Holdings, Inc.& 4.150%, 03/13/43	77,445
150,000	Citigroup, Inc.‡ 3.875%, 11/01/35 5 year CMT + 3.42%	125,940
100,000	Essential Properties, LP 2.950%, 07/15/31	71,589
100,000	Essex Portfolio, LP 1.700%, 03/01/28	83,088
100,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	75,952
125,000	Globe Life, Inc. 4.550%, 09/15/28	117,337
150,000	Goldman Sachs Group, Inc.‡ 3.800%, 05/10/26 5 year CMT + 2.97%	117,166
250,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. USD LIBOR + 1.80%	188,042
125,000	JPMorgan Chase & Company‡^ 3.650%, 11/01/35 5 year CMT + 2.85%	108,608
200,000	LSEGA Financing, PLC* 2.000%, 04/06/28	168,650
125,000	Markel Corp. 3.500%, 11/01/27	114,249
100,000	MetLife, Inc. 6.400%, 12/15/66	93,949
100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	74,965
118,000	PartnerRe Finance B, LLC‡^ 4.500%, 10/01/50 5 year CMT + 3.82%	97,182
100,000	Primerica, Inc. 2.800%, 11/19/31	77,162
100,000	Prologis, LP 2.875%, 11/15/29	84,374
PRINCIPAL AMOUNT		VALUE
100,000	Radian Group, Inc. 4.500%, 10/01/24	$97,554
125,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	113,563
100,000	SLM Corp. 3.125%, 11/02/26	87,560
100,000	Toronto-Dominion Bank 4.456%, 06/08/32	87,212
125,000	Travelers Companies, Inc. 2.550%, 04/27/50	68,041
200,000	USAA Capital Corp.* 2.125%, 05/01/30	158,038
125,000	Ventas Realty, LP 4.000%, 03/01/28	113,875
100,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	95,763
125,000	Wells Fargo & Company& 4.400%, 06/14/46	87,515
		3,853,139
	Health Care (3.0%)
100,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	84,824
150,000	CVS Health Corp. 4.780%, 03/25/38	124,063
100,000	DaVita, Inc.* 4.625%, 06/01/30	78,461
100,000	Elanco Animal Health, Inc.^ 6.650%, 08/28/28	95,816
100,000	Illumina, Inc. 5.750%, 12/13/27	97,721
150,000	Johnson & Johnson 3.400%, 01/15/38	116,702
100,000	Kaiser Foundation Hospitals 2.810%, 06/01/41	64,315
100,000	Royalty Pharma, PLC 2.200%, 09/02/30	76,369
100,000	UnitedHealth Group, Inc. 5.250%, 02/15/28	99,364
100,000	Zoetis, Inc. 5.600%, 11/16/32	97,077
		934,712
	Industrials (6.4%)
125,000	Air Lease Corp.‡ 4.650%, 11/01/35 5 year CMT + 4.08%	106,769
100,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	94,123
100,000	Allegiant Travel Company* 7.250%, 08/15/27	91,078

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
40,000	Ball Corp. 6.875%, 03/15/28	$39,974
125,000	Beacon Roofing Supply, Inc.* 4.500%, 11/15/26	116,752
100,000	Burlington Northern Santa Fe, LLC 4.950%, 09/15/41	86,134
100,000	Cascades, Inc. / Cascades USA, Inc.*^ 5.125%, 01/15/26	95,594
100,000	Cummins, Inc. 4.875%, 10/01/43	85,658
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	127,717
100,000	EnerSys* 4.375%, 12/15/27	89,825
100,000	Graphic Packaging International, LLC* 1.512%, 04/15/26	88,761
80,000	GXO Logistics, Inc. 1.650%, 07/15/26	70,498
100,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	73,980
100,000	Honeywell International, Inc. 1.950%, 06/01/30	79,546
100,000	Illinois Tool Works, Inc. 4.875%, 09/15/41	88,019
125,000	Infor, Inc.* 1.750%, 07/15/25	115,263
125,000	Roper Technologies, Inc. 1.400%, 09/15/27	105,876
250,000	SMBC Aviation Capital Finance DAC* 1.900%, 10/15/26	220,477
125,000	TransDigm, Inc.* 6.250%, 03/15/26	122,327
107,482	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	99,722
		1,998,093
	Information Technology (3.9%)
150,000	Apple, Inc. 4.375%, 05/13/45	123,192
100,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	93,557
125,000	CGI, Inc. 1.450%, 09/14/26	110,199
125,000	Fortinet, Inc.^ 2.200%, 03/15/31	95,395
100,000	Intuit, Inc. 5.200%, 09/15/33	95,174
157,000	Microsoft Corp. 4.100%, 02/06/37	136,533
125,000	NVIDIA Corp. 3.500%, 04/01/40	93,831
PRINCIPAL AMOUNT		VALUE
100,000	Open Text Corp.* 6.900%, 12/01/27	$99,808
100,000	Take-Two Interactive Software, Inc. 4.950%, 03/28/28	96,128
100,000	TTM Technologies, Inc.* 4.000%, 03/01/29	82,272
100,000	Twilio, Inc. 3.625%, 03/15/29	83,457
150,000	VMware, Inc. 1.800%, 08/15/28	123,848
		1,233,394
	Materials (0.9%)
100,000	ArcelorMittal, SA 6.550%, 11/29/27	100,483
100,000	Clearwater Paper Corp.* 5.375%, 02/01/25	98,000
100,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	97,149
		295,632
	Other (0.4%)
125,000	Intact Financial Corp.* 5.459%, 09/22/32	115,839
	Real Estate (2.0%)
100,000	Brixmor Operating Partnership, LP 4.125%, 06/15/26	94,130
150,000	EPR Properties 4.950%, 04/15/28	130,800
125,000	Forestar Group, Inc.* 3.850%, 05/15/26	112,180
100,000	Healthpeak OP LLC 3.250%, 07/15/26	93,559
100,000	Public Storage 2.300%, 05/01/31	77,849
125,000	Tanger Properties, LP 3.875%, 07/15/27	110,241
		618,759
	Utilities (2.5%)
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	99,335
100,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	86,250
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	100,973
100,000	Entergy Texas, Inc. 1.500%, 09/01/26	87,387
100,000	Monongahela Power Company* 3.550%, 05/15/27	92,114
150,000	Northern States Power Company 3.750%, 12/01/47	95,454

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
150,000	Public Service Electric and Gas Company 3.600%, 12/01/47	$101,920
125,000	Southern Company‡ 3.750%, 09/15/51 5 year CMT + 2.92%	106,427
		769,860
	TOTAL CORPORATE BONDS (Cost $15,200,759)	12,990,050
BANK LOANS (5.1%)¡
	Airlines (0.6%)
166,500	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	169,102
	Communication Services (2.1%)
223,858	APi Group DE, Inc. 7.825%, 01/03/29 1 mo. SOFR + 2.50%	224,473
290,554	Go Daddy Operating Company, LLC‡ 7.824%, 11/09/29 1 mo. SOFR + 2.50%	291,148
147,609	Nexstar Broadcasting, Inc.‡ 7.939%, 09/18/26 1 mo. SOFR + 2.50%	147,742
		663,363
	Consumer Discretionary (1.1%)
59,111	American Axle and Manufacturing, Inc.‡ 9.007%, 12/13/29 3 mo. SOFR + 3.50%	58,988
39,389	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	39,307
243,750	Murphy USA, Inc.‡ 7.179%, 01/31/28 1 mo. SOFR + 1.75%	244,741
		343,036
	Financials (0.4%)
132,109	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	132,218
	Health Care (0.5%)
127,057	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	127,277
31,656	PRA Health Sciences, Inc. 7.902%, 07/03/28 3 mo. SOFR + 2.25%	31,711
		158,988
PRINCIPAL AMOUNT		VALUE
	Industrials (0.3%)
99,250	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	$99,793
		99,793
	Materials (0.1%)
41,409	Axalta Coating Systems U.S. Holdings, Inc.‡ 7.890%, 12/20/29 3 mo. SOFR + 2.50%	41,515
	TOTAL BANK LOANS (Cost $1,603,258)	1,608,015
U.S. GOVERNMENT AND AGENCY SECURITIES (43.4%)
	Other (43.4%)
82,384	Federal Home Loan Mortgage Corp. Pool 2.500%, 02/01/35	72,404
140,356	4.000%, 05/01/49	123,463
118,828	Federal National Mortgage Association 2.500%, 09/01/31	109,559
94,964	3.000%, 02/01/33	87,624
51,303	3.000%, 01/01/35	46,518
258,117	3.000%, 07/01/46	212,598
166,045	3.000%, 03/01/47	136,763
46,068	4.000%, 03/01/47	40,678
144,775	3.500%, 08/01/47	123,317
81,958	4.500%, 04/01/48	74,687
106,063	4.000%, 06/01/48	93,450
72,049	3.500%, 02/01/49	61,087
64,030	3.000%, 07/01/49	51,984
123,777	3.500%, 11/01/49	104,781
596,216	2.500%, 04/01/50	462,623
517,341	3.000%, 04/01/50	419,379
423,909	3.500%, 04/01/50	355,741
801,730	2.500%, 07/01/51	618,120
587,817	2.000%, 01/01/52	432,776
588,953	4.500%, 06/01/52	526,392
526,129	4.000%, 11/01/52	455,033
472,218	4.500%, 11/01/52	422,057
465,095	5.500%, 12/01/52	442,402
775,977	5.500%, 08/01/53	736,572
841,623	6.000%, 09/01/53	819,360
142,034	Government National Mortgage Association II Pool 3.500%, 10/20/47	122,730
107,721	3.000%, 10/20/47	90,333
500,000	United States Treasury Bond 3.500%, 02/15/39	413,945
400,000	1.125%, 05/15/40	218,063
200,000	4.000%, 11/15/42	169,547
460,000	3.875%, 02/15/43	382,519
325,000	3.875%, 05/15/43	269,902
500,000	3.000%, 05/15/47	346,875
300,000	3.000%, 02/15/49	206,391
500,000	2.250%, 08/15/49	291,914
125,000	2.375%, 11/15/49	75,098
500,000	2.000%, 02/15/50	273,750
200,000	2.875%, 05/15/52	133,484
See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
846,280	United States Treasury Inflation Indexed Note 0.500%, 01/15/28	$776,748
675,000	United States Treasury Note 3.875%, 03/31/25	662,383
500,000	4.500%, 07/15/26	494,531
200,000	3.875%, 12/31/27	192,656
175,000	3.750%, 06/30/30	163,420
300,000	3.500%, 02/15/33	268,617
500,000	3.375%, 05/15/33^	442,227
350,000	3.000%, 08/15/52	240,160
425,000	3.625%, 02/15/53	331,234
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $16,292,759)	13,595,895
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.7%)
	Other (1.7%)
100,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	82,687
500,000	Freddie Mac Multifamily Structured Pass Through Certificates K157, Class A2‡ 3.990%, 05/25/33	454,133
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $683,786)	536,820
ASSET BACKED SECURITIES (6.3%)
	Communication Services (0.3%)
100,000	T-Mobile U.S. Trust Series 2022-1A, Class A* 4.910%, 05/22/28	98,613
	Financials (3.3%)
104,711	Commonbond Student Loan Trust Series 2021-A-GS, Class A* 1.200%, 03/25/52	85,035
85,529	ELFI Graduate Loan Program, LLC Series 2022-A, Class A* 4.510%, 08/26/47	80,857
51,681	Enterprise Fleet Financing, LLC Series 2022-4, Class A2* 5.760%, 10/22/29	51,412
150,000	Hertz Vehicle Financing III, LP Series 2021-2A, Class A* 1.680%, 12/27/27	131,226
150,000	Oscar US Funding XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	141,056
110,000	Pawneee Equipment Receivables, LLC Series 2022-1, Class A3* 5.170%, 02/15/28	108,671
237,000	Progress Residential Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	207,681
PRINCIPAL AMOUNT		VALUE
71,595	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	$68,889
150,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	147,071
		1,021,898
	Other (2.7%)
150,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	130,901
78,889	Amur Equipment Finance Receivables XI, LLC Series 2022-2A, Class A2* 5.300%, 06/21/28	78,023
98,500	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	85,255
100,000	Daimler Trucks Retail Trust Series 2022-1, Class A3 5.230%, 02/17/26	99,069
93,974	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	90,141
57,898	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	56,915
99,667	SVC ABS, LLC Series 2023-1A, - Class A* 5.150%, 02/20/53	92,544
225,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	216,861
		849,709
	TOTAL ASSET BACKED SECURITIES (Cost $2,111,596)	1,970,220
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.3%)
719,238	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $719,238)	719,238
	TOTAL INVESTMENTS (100.3%) (Cost $36,611,396)	31,420,238
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)		(719,238)
OTHER ASSETS, LESS LIABILITIES (2.0%)		622,551
NET ASSETS (100.0%)		$31,323,551

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2023.

&  Illiquid security.

^  Security, or portion of security, is on loan.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
2,000,000	U.S. Treasury Note 5-Year	Dec 2023	$2,089,531	$(36,689)

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.3%)
	Other (0.3%)
100,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $92,003)	$88,590
CORPORATE BONDS (82.1%)
	Airlines (1.5%)
17,334	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	17,248
87,956	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	82,443
39,347	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	39,274
109,200	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	93,136
54,167	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	52,693
96,389	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	83,752
95,351	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	94,805
65,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	48,268
		511,619
	Communication Services (9.5%)
200,000	Altice France, SA* 5.500%, 10/15/29	138,506
105,000	APi Group DE, Inc.* 4.750%, 10/15/29	90,544
139,000	Arrow Bidco, LLC* 9.500%, 03/15/24	140,860
200,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	147,536
119,000	Audacy Capital Corp.* 6.750%, 03/31/29	1,934
44,000	6.500%, 05/01/27	660
87,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	70,403
90,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	87,763
135,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	107,145
250,000	CSC Holdings, LLC* 5.375%, 02/01/28	199,345
PRINCIPAL AMOUNT		VALUE
220,000	4.500%, 11/15/31	$145,539
215,000	5.750%, 01/15/30	113,337
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27&	951
55,000	5.375%, 08/15/26	674
215,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	188,426
101,000	Frontier California, Inc. 6.750%, 05/15/27	93,255
60,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	52,073
24,000	8.750%, 05/15/30	22,894
101,000	Frontier Florida, LLC@ 6.860%, 02/01/28	92,977
140,000	Frontier North, Inc.@ 6.730%, 02/15/28	129,874
90,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	76,067
25,000	5.250%, 12/01/27	23,639
35,000	iHeartCommunications, Inc. 8.375%, 05/01/27	21,482
35,000	5.250%, 08/15/27*^	25,691
70,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	—
50,000	5.500%, 08/01/23	—
76,068	Ligado Networks, LLC* 15.500%, 11/01/23 15.50% PIK rate	19,174
65,000	Lumen Technologies, Inc. 7.600%, 09/15/39	17,689
45,000	4.000%, 02/15/27*^	30,768
23,000	7.650%, 03/15/42	6,195
48,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	37,164
75,000	Nexstar Media, Inc.* 5.625%, 07/15/27	67,536
135,000	Paramount Global 4.900%, 08/15/44	85,042
31,000	Qwest Corp. 7.250%, 09/15/25	29,769
46,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	34,941
23,000	5.375%, 01/15/31^	14,292
85,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	63,628
115,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	101,998
95,000	4.000%, 07/15/28	80,828
50,000	3.125%, 09/01/26	44,925
24,000	3.875%, 09/01/31	18,078
77,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	47,986

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
85,000	Sprint, LLC 7.125%, 06/15/24	$85,484
100,000	Stagwell Global, LLC* 5.625%, 08/15/29	82,736
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	65,894
98,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	58,678
35,000	Time Warner Cable, LLC 7.300%, 07/01/38	32,783
105,000	United States Cellular Corp.^ 6.700%, 12/15/33	99,997
35,000	Univision Communications, Inc.* 8.000%, 08/15/28	33,170
45,000	Viasat, Inc.* 5.625%, 04/15/27	39,372
		3,169,702
	Consumer Discretionary (17.6%)
100,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	101,668
90,000	Adams Homes, Inc.* 9.250%, 10/15/28	88,344
120,000	Adient Global Holdings Company* 8.250%, 04/15/31	117,427
36,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	32,085
84,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	68,271
72,000	6.625%, 01/15/28	66,081
118,000	At Home Group, Inc.* 4.875%, 07/15/28	41,005
123,000	Bath & Body Works, Inc. 6.694%, 01/15/27	119,203
115,000	6.875%, 11/01/35	101,647
61,000	Caesars Entertainment, Inc.*^ 4.625%, 10/15/29	50,221
46,000	8.125%, 07/01/27	45,602
100,000	Carnival Corp.* 6.000%, 05/01/29	84,576
46,000	7.625%, 03/01/26	44,754
45,000	4.000%, 08/01/28	39,205
6,000	7.000%, 08/15/29	5,894
100,000	Carriage Services, Inc.*^ 4.250%, 05/15/29	81,893
17,000	Carvana Company* 14.000%, 06/01/31	12,794
14,000	13.000%, 06/01/30	10,506
9,000	12.000%, 12/01/28	6,740
190,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.250%, 02/01/31	148,037
185,000	5.125%, 05/01/27	170,459
110,000	6.375%, 09/01/29	101,134
100,000	4.750%, 03/01/30	82,608
PRINCIPAL AMOUNT		VALUE
55,000	5.000%, 02/01/28	$49,275
50,000	4.500%, 08/15/30	40,186
48,000	4.750%, 02/01/32	37,521
48,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	43,015
75,000	Cedar Fair, LP^ 5.250%, 07/15/29	64,867
50,000	Churchill Downs, Inc.* 6.750%, 05/01/31	46,748
80,000	Dana, Inc. 4.250%, 09/01/30	63,657
68,000	4.500%, 02/15/32	53,297
100,000	DISH DBS Corp. 5.250%, 12/01/26*	80,897
77,000	7.750%, 07/01/26	51,669
60,000	7.375%, 07/01/28	33,828
45,000	5.125%, 06/01/29	23,223
88,000	DISH Network Corp.* 11.750%, 11/15/27	87,239
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	163,786
95,000	Everi Holdings, Inc.* 5.000%, 07/15/29	79,910
200,000	Ford Motor Credit Company, LLC 5.113%, 05/03/29	181,644
200,000	4.000%, 11/13/30	164,916
200,000	2.900%, 02/16/28	170,314
36,000	Gap, Inc.* 3.875%, 10/01/31	25,971
45,000	General Motors Company 5.200%, 04/01/45	33,356
150,000	goeasy, Ltd.* 5.375%, 12/01/24^	147,431
80,000	4.375%, 05/01/26	72,516
50,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	40,781
41,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	35,437
95,000	Guitar Center, Inc.*^ 8.500%, 01/15/26	80,291
25,975	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	26,149
77,000	Kohl's Corp. 5.550%, 07/17/45	44,518
100,000	LCM Investments Holdings II, LLC*^ 8.250%, 08/01/31	95,843
95,000	Liberty Interactive, LLC 8.250%, 02/01/30	25,028
90,000	Life Time, Inc.* 8.000%, 04/15/26	87,958
50,000	5.750%, 01/15/26	48,493
45,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	44,015
35,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	34,311

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
62,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	$56,375
65,000	M/I Homes, Inc. 3.950%, 02/15/30	52,012
159,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	122,600
50,000	4.300%, 02/15/43	27,437
100,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	83,477
55,000	Newell Brands, Inc. 5.200%, 04/01/26	51,951
50,000	Nordstrom, Inc. 5.000%, 01/15/44	30,110
48,000	4.250%, 08/01/31	35,190
100,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	77,766
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	221,407
120,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	84,455
224,000	Rite Aid Corp.*@ 8.000%, 11/15/26	155,767
50,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	49,464
120,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	97,582
180,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	165,818
108,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	90,063
70,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	62,687
160,000	Station Casinos, LLC* 4.500%, 02/15/28	138,338
59,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	53,744
25,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	24,595
100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	93,160
45,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	44,177
175,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	170,327
		5,886,746
	Consumer Staples (3.6%)
117,000	1375209 B.C., Ltd.*^ 9.000%, 01/30/28	113,750
90,000	B&G Foods, Inc.* 8.000%, 09/15/28	87,862
PRINCIPAL AMOUNT		VALUE
107,000	Central Garden & Pet Company* 4.125%, 04/30/31	$85,520
110,000	Edgewell Personal Care Company* 4.125%, 04/01/29	92,502
115,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	94,684
24,000	6.500%, 12/31/27	22,549
115,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30	105,217
60,000	5.125%, 02/01/28	56,351
35,000	5.750%, 04/01/33	30,816
63,000	New Albertsons, LP 7.750%, 06/15/26	63,701
96,000	Performance Food Group, Inc.* 4.250%, 08/01/29	81,461
75,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	61,967
39,000	Post Holdings, Inc.* 5.750%, 03/01/27	37,237
90,000	Prestige Brands, Inc.* 3.750%, 04/01/31	71,746
75,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	58,693
130,000	Vector Group, Ltd.* 5.750%, 02/01/29	110,387
45,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	44,434
		1,218,877
	Energy (11.1%)
90,000	Antero Resources Corp.* 5.375%, 03/01/30	82,264
90,000	Apache Corp. 5.100%, 09/01/40	70,072
75,000	Buckeye Partners, LP 3.950%, 12/01/26	68,452
50,000	5.850%, 11/15/43	35,413
135,000	Callon Petroleum Company*^ 7.500%, 06/15/30	130,866
45,000	Cheniere Energy, Inc. 4.625%, 10/15/28	41,139
72,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	70,649
124,000	Civitas Resources, Inc.* 8.750%, 07/01/31	125,303
75,000	Continental Resources, Inc.* 2.875%, 04/01/32	55,559
45,000	5.750%, 01/15/31	41,774
76,000	DT Midstream, Inc.* 4.125%, 06/15/29	65,448
85,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	86,290
35,000	9.875%, 07/15/31	37,769

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
55,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	$51,181
140,000	Energy Transfer, LP‡ 8.656%, 11/01/66 3 mo. USD LIBOR + 3.28%	114,464
70,000	6.500%, 11/01/35 5 year CMT + 5.69%	63,613
120,000	EnLink Midstream Partners, LP 9.780%, 11/01/35‡ 3 mo. USD LIBOR + 4.11%	107,161
90,000	4.850%, 07/15/26	85,098
61,000	Enlink Midstream, LLC* 6.500%, 09/01/30	58,648
145,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	144,153
70,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	68,063
32,000	6.250%, 05/15/26	30,549
95,000	Gulfport Energy Corp. 8.000%, 05/17/26*	95,040
90,000	6.375%, 05/15/25@&	—
27,505	8.000%, 05/17/26^	27,517
125,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	111,146
72,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	68,473
89,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	85,153
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	47,863
45,000	10.500%, 05/15/27	44,538
70,000	Nabors Industries, Inc.* 7.375%, 05/15/27	65,551
70,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	61,855
86,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	80,035
45,000	6.500%, 09/30/26	40,342
43,000	Oceaneering International, Inc.* 6.000%, 02/01/28	39,432
95,000	Parkland Corp.* 5.875%, 07/15/27	91,357
53,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	47,348
26,000	Permian Resources Operating LLC* 7.000%, 01/15/32	25,441
100,000	Plains All American Pipeline, LP‡ 9.736%, 11/01/35 3 mo. USD LIBOR + 4.11%	94,394
135,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	122,534
49,000	Southwestern Energy Company 4.750%, 02/01/32	42,187
PRINCIPAL AMOUNT		VALUE
45,000	5.375%, 02/01/29	$41,689
24,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	20,650
140,600	Transocean, Inc.* 8.750%, 02/15/30	140,486
60,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	56,641
25,000	4.125%, 08/15/31	20,210
25,000	3.875%, 08/15/29	20,941
120,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	114,600
75,000	8.125%, 06/01/28	72,872
45,000	9.875%, 02/01/32	45,669
25,000	9.500%, 02/01/29	25,376
85,000	Vital Energy, Inc. 9.500%, 01/15/25	85,461
55,000	7.750%, 07/31/29*^	49,709
11,000	9.750%, 10/15/30	10,788
90,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	81,186
118,000	Weatherford International, Ltd.* 8.625%, 04/30/30	119,418
		3,729,830
	Financials (13.0%)
115,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	111,725
120,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	119,329
121,000	AG Issuer, LLC* 6.250%, 03/01/28	112,128
145,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	132,455
146,000	Ally Financial, Inc. 4.700%, 11/01/35 7 year CMT + 3.48%‡	92,326
40,000	8.000%, 11/01/31	39,115
150,000	AmWINS Group, Inc.* 4.875%, 06/30/29	128,766
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	86,136
40,000	Avolon Holdings Funding, Ltd.* 5.500%, 01/15/26	38,554
170,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	148,339
85,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	70,934
56,000	5.750%, 05/15/26	51,360
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	181,068
120,000	Credit Acceptance Corp. 6.625%, 03/15/26^	114,379
89,000	5.125%, 12/31/24*	86,171

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
90,000	Cushman & Wakefield U.S. Borrower LLC*^ 8.875%, 09/01/31	$85,509
123,000	Enact Holdings, Inc.* 6.500%, 08/15/25	121,144
138,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	104,814
68,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.^ 4.375%, 02/01/29	52,764
195,000	Iron Mountain, Inc.* 5.250%, 03/15/28	178,663
22,000	7.000%, 02/15/29	21,368
260,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	208,559
182,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	173,519
48,000	4.750%, 06/15/29	38,745
95,000	LD Holdings Group, LLC* 6.125%, 04/01/28	53,233
110,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	62,292
74,000	3.400%, 03/01/27^	68,857
45,000	4.625%, 09/15/27	30,371
65,000	LPL Holdings, Inc.* 4.000%, 03/15/29	55,924
90,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	88,768
138,000	MetLife, Inc. 6.400%, 12/15/66	129,650
110,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	97,475
95,000	Navient Corp. 5.000%, 03/15/27	83,788
50,000	4.875%, 03/15/28	41,484
110,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	82,461
65,000	OneMain Finance Corp. 3.875%, 09/15/28	51,767
60,000	9.000%, 01/15/29^	58,666
45,000	7.125%, 03/15/26^	43,798
45,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*^ 5.875%, 10/01/28	40,637
150,000	PHH Mortgage Corp.* 7.875%, 03/15/26	130,081
100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	85,245
45,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	34,830
PRINCIPAL AMOUNT		VALUE
45,000	3.625%, 03/01/29^	$36,630
20,000	2.875%, 10/15/26	17,467
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	90,539
100,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	83,774
50,000	5.750%, 06/15/27	45,627
50,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 10.500%, 02/15/28	48,211
50,000	6.500%, 02/15/29^	32,514
200,000	VZ Secured Financing, BV* 5.000%, 01/15/32	152,414
98,000	XHR, LP* 6.375%, 08/15/25	95,643
		4,340,016
	Health Care (5.2%)
210,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28^	128,554
39,000	14.000%, 10/15/30	21,485
36,000	6.125%, 02/01/27^	20,113
170,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	66,082
100,000	8.000%, 03/15/26	91,560
49,000	6.875%, 04/15/29	20,228
12,000	5.250%, 05/15/30	8,532
175,000	DaVita, Inc.* 4.625%, 06/01/30	137,307
100,000	3.750%, 02/15/31	71,994
72,000	Embecta Corp.* 5.000%, 02/15/30	57,231
24,000	6.750%, 02/15/30	19,907
45,000	Encompass Health Corp. 4.750%, 02/01/30	39,064
45,000	4.500%, 02/01/28^	40,609
110,000	HCA, Inc. 7.500%, 11/06/33	112,919
210,000	Jazz Securities DAC* 4.375%, 01/15/29	182,664
19,970	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	1,419
110,000	Medline Borrower, LP* 5.250%, 10/01/29^	93,749
110,000	3.875%, 04/01/29	92,922
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	156,656
107,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	85,917
200,000	Tenet Healthcare Corp. 6.250%, 02/01/27	192,424
120,000	6.875%, 11/15/31	110,857
		1,752,193

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Industrials (12.2%)
100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	$83,057
150,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	141,093
95,000	Air Lease Corp.‡ 4.125%, 11/01/35 5 year CMT + 3.15%	68,346
155,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	145,891
75,000	5.875%, 02/15/28	71,954
68,000	3.500%, 03/15/29	58,031
100,000	Allegiant Travel Company* 7.250%, 08/15/27	91,078
20,000	American Airlines Group, Inc.* 3.750%, 03/01/25	18,727
49,000	Arcosa, Inc.* 4.375%, 04/15/29	42,905
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	131,382
68,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	57,156
45,000	Bombardier, Inc.* 7.875%, 04/15/27	43,358
87,000	BWX Technologies, Inc.* 4.125%, 04/15/29	75,265
95,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	86,334
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	21,618
125,000	Deluxe Corp.* 8.000%, 06/01/29	99,071
72,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	68,508
50,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	47,633
45,000	EnerSys* 4.375%, 12/15/27	40,421
57,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	44,316
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27^	56,069
44,000	3.500%, 03/01/29	36,959
107,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	87,662
180,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	152,856
130,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	96,174
PRINCIPAL AMOUNT		VALUE
115,000	Herc Holdings, Inc.* 5.500%, 07/15/27	$108,331
115,000	IEA Energy Services, LLC* 6.625%, 08/15/29	109,859
61,000	JELD-WEN, Inc.* 4.625%, 12/15/25	57,947
45,000	4.875%, 12/15/27	38,425
145,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	123,562
100,000	Knife River Holding Company* 7.750%, 05/01/31	99,783
46,000	MasTec, Inc.*^ 4.500%, 08/15/28	40,447
60,000	Moog, Inc.* 4.250%, 12/15/27	54,482
120,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	79,336
95,000	Novelis Corp.* 4.750%, 01/30/30	80,992
35,000	OI European Group, BV* 4.750%, 02/15/30	29,802
100,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*^ 4.000%, 10/15/27	88,042
135,000	Patrick Industries, Inc.*^ 4.750%, 05/01/29	110,985
45,000	QVC, Inc. 5.450%, 08/15/34	19,166
78,000	Sealed Air Corp.* 6.125%, 02/01/28	74,281
24,000	5.000%, 04/15/29	21,418
86,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	68,960
71,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	44,689
45,000	5.500%, 03/01/30	24,476
90,000	Standard Industries, Inc.* 5.000%, 02/15/27	83,364
76,000	Stericycle, Inc.*^ 3.875%, 01/15/29	64,939
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	64,804
115,000	TransDigm, Inc. 6.250%, 03/15/26*	112,541
95,000	6.875%, 12/15/30*	91,940
70,000	6.750%, 08/15/28*	68,127
67,000	7.500%, 03/15/27	67,009
96,000	Tronox, Inc.* 4.625%, 03/15/29	75,466
36,679	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	32,508
96,000	Vertiv Group Corp.* 4.125%, 11/15/28	84,014

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
90,000	Wabash National Corp.* 4.500%, 10/15/28	$74,631
75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	69,191
56,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	49,823
		4,079,204
	Information Technology (3.7%)
48,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	42,396
56,000	Coherent Corp.*^ 5.000%, 12/15/29	47,613
100,000	CommScope Technologies, LLC* 6.000%, 06/15/25	60,406
90,000	CommScope, Inc.*^ 4.750%, 09/01/29	61,482
48,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	41,359
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	42,823
100,000	KBR, Inc.* 4.750%, 09/30/28	88,185
100,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	74,675
50,000	5.500%, 09/01/28	41,819
45,000	NCL Corp., Ltd.* 8.125%, 01/15/29	44,025
44,000	NCR Voyix Corp.* 5.125%, 04/15/29	37,887
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	58,445
72,000	Open Text Corp.* 3.875%, 02/15/28	62,717
45,000	6.900%, 12/01/27	44,914
36,000	3.875%, 12/01/29	29,555
36,000	Open Text Holdings, Inc.*^ 4.125%, 12/01/31	28,382
104,000	Playtika Holding Corp.* 4.250%, 03/15/29	83,963
120,000	TTM Technologies, Inc.* 4.000%, 03/01/29	98,726
65,000	Twilio, Inc.^ 3.625%, 03/15/29	54,247
23,000	3.875%, 03/15/31	18,410
100,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	79,615
100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	82,683
		1,224,327
PRINCIPAL AMOUNT		VALUE
	Materials (3.0%)
52,000	ArcelorMittal, SA^ 7.000%, 10/15/39	$49,458
47,000	ATI, Inc.^ 5.875%, 12/01/27	43,775
25,000	Carpenter Technology Corp. 7.625%, 03/15/30	24,837
70,000	Chemours Company*^ 4.625%, 11/15/29	54,172
145,000	Clearwater Paper Corp.* 4.750%, 08/15/28	128,138
75,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	69,683
48,000	Commercial Metals Company 4.125%, 01/15/30	40,625
24,000	4.375%, 03/15/32	19,395
45,000	HB Fuller Company 4.250%, 10/15/28	39,057
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	84,790
100,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	83,587
11,000	4.500%, 06/01/31^	8,137
24,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	19,692
117,000	Mercer International, Inc. 5.125%, 02/01/29^	91,895
47,000	12.875%, 10/01/28*	47,529
65,000	Owens-Brockway Glass Container, Inc.*^ 7.250%, 05/15/31	59,565
45,000	6.625%, 05/13/27	42,879
100,000	Silgan Holdings, Inc. 4.125%, 02/01/28	89,195
44,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	18,852
		1,015,261
	Other (0.3%)
45,000	Gen Digital, Inc.* 7.125%, 09/30/30^	43,867
45,000	6.750%, 09/30/27	43,880
		87,747
	Real Estate (0.8%)
71,000	EPR Properties 3.750%, 08/15/29	56,112
67,000	Forestar Group, Inc.* 5.000%, 03/01/28	59,098
48,000	3.850%, 05/15/26	43,077
95,000	MIWD Holdco II, LLC / MIWD Finance Corp.*^ 5.500%, 02/01/30	75,465
45,000	Service Properties Trust 5.250%, 02/15/26	40,396
		274,148

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.3%)
95,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	$75,592
46,000	4.625%, 01/15/29	38,837
		114,429
	Utilities (0.3%)
34,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. USD LIBOR + 2.67%	30,806
45,000	Vistra Corp.*‡ 7.000%, 11/01/67 5 year CMT + 5.74%	41,166
25,000	8.000%, 11/01/67 5 year CMT + 6.93%	23,784
		95,756
	TOTAL CORPORATE BONDS (Cost $31,981,171)	27,499,855
CONVERTIBLE BONDS (0.8%)
	Communication Services (0.1%)
67,000	Cable One, Inc. 0.000%, 03/15/26	54,852
	Consumer Discretionary (0.6%)
135,000	DISH Network Corp. 0.000%, 12/15/25	82,828
118,000	2.375%, 03/15/24	113,069
		195,897
	Other (0.1%)
50,000	Multiplan Corp.* 6.000%, 10/15/27	33,251
	TOTAL CONVERTIBLE BONDS (Cost $305,217)	284,000
BANK LOANS (13.1%)¡
	Airlines (0.5%)
85,500	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	86,836
75,000	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	77,416
		164,252
	Communication Services (0.4%)
12,183	Clear Channel Outdoor Holdings, Inc.‡ 5.388%, 08/21/26 3 mo. SOFR + 3.50%	11,731
33,139	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	32,304
PRINCIPAL AMOUNT		VALUE
146,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	$64,217
50,000	Telesat Canada‡ 8.434%, 12/07/26 1 mo. SOFR + 2.75%	34,463
		142,715
	Consumer Discretionary (2.2%)
59,111	American Axle and Manufacturing, Inc.‡ 9.007%, 12/13/29 3 mo. SOFR + 3.50%	58,988
39,389	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	39,307
99,500	Caesars Entertainment Corp.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	99,265
99,750	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	98,129
99,500	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	98,381
52,191	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	52,302
105,141	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	102,980
87,730	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	86,807
62,206	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. SOFR + 5.50%	59,718
25,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	24,958
		720,835
	Consumer Staples (0.4%)
90,000	Star Parent, Inc.‡ 9.386%, 09/27/30	86,040
50,000	United Natural Foods, Inc.‡ 8.689%, 10/22/25 1 mo. SOFR + 3.25%	49,931
		135,971
	Energy (0.6%)
100,000	New Fortress Energy, Inc.‡! 0.000%, 10/23/30	92,500
119,525	Par Petroleum, LLC‡ 9.773%, 02/28/30 3 mo. SOFR + 4.25%	119,376
		211,876

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Financials (2.1%)
20,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	$19,934
99,499	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	99,276
54,414	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	54,452
19,890	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	19,904
98,995	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	98,253
59,850	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	59,933
79,886	Castlelake Aviation, Ltd.! 0.000%, 10/22/26	79,836
54,588	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	54,524
99,250	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	99,236
128,700	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	128,070
		713,418
	Health Care (1.9%)
165,806	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	162,814
53,364	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	53,456
129,379	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	98,580
108,235	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	96,420
13,296	PRA Health Sciences, Inc. 7.902%, 07/03/28 3 mo. SOFR + 2.25%	13,319
279,687	Team Health Holdings, Inc.‡ 10.577%, 03/02/27 1 mo. SOFR + 5.25%	202,151
798	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	576
		627,316
PRINCIPAL AMOUNT		VALUE
	Industrials (1.4%)
48,875	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. SOFR + 4.25%	$39,005
59,250	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	59,265
99,250	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	99,699
57,723	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	57,669
98,750	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	98,781
97,003	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	96,942
		451,361
	Information Technology (1.3%)
93,011	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	93,030
81,084	Camelot Finance SA‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	81,076
65,000	Central Parent, Inc.! 0.000%, 07/06/29	64,716
24,813	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	24,704
89,179	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	89,179
91,415	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	91,372
		444,077
	Materials (1.6%)
65,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	63,375
99,750	Ineos US Finance, LLC‡ 8.825%, 02/18/30 3 mo. SOFR + 3.50%	97,802
116,892	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	115,868
124,688	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	122,545
49,746	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	39,731

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
99,242	W.R. Grace & Co.-Conn.‡ 9.402%, 09/22/28 3 mo. SOFR + 3.75%	$97,630
		536,951
	Special Purpose Acquisition Companies (0.7%)
44,438	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	43,095
24,625	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	24,119
99,000	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	96,597
99,000	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	85,883
		249,694
	TOTAL BANK LOANS (Cost $4,600,410)	4,398,466
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.1%)
	Communication Services (0.0%)#
2,040	Altice USA, Inc. - Class A	5,896
1,273	Cumulus Media, Inc. - Class A	5,741
		11,637
	Energy (1.0%)
1,068	Chaparral Energy, Inc. - Class A&#	47,526
291	Chesapeake Energy Corp.^	25,049
6,600	Energy Transfer, LP	86,790
3,970	Enterprise Products Partners, LP	103,379
660	EP Energy Corp.&#	1,733
857	ONEOK, Inc.	55,876
		320,353
	Special Purpose Acquisition Company (0.1%)
1,134	Intelsat Emergence, SA&#	26,932
	TOTAL COMMON STOCKS (Cost $569,635)	358,922
WARRANTS (0.0%)#
	Energy (0.0%)
4,950	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	1
4,455	Mcdermott International, Ltd. 06/30/27, Strike $12.33	—
	TOTAL WARRANTS (Cost $1,909)	1
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCK (0.1%)
	Energy (0.1%)
2	Gulfport Energy Corp.# 10.000%, (Cost $—)	$17,750
PREFERRED STOCKS (0.7%)
	Communication Services (0.1%)
1,110	United States Cellular Corp. 5.500%, 06/01/70	16,228
1,060	United States Cellular Corp. 5.500%, 03/01/70	15,752
		31,980
	Consumer Discretionary (0.2%)
590	Guitar Center, Inc.&#	62,245
	Energy (0.4%)
2,625	NuStar Energy, LP‡ 11.315%, 3 mo. USD LIBOR + 5.64%	65,887
682	NuStar Energy, LP‡‡ 12.438%, 3 mo. USD LIBOR + 6.77%	17,371
2,930	NuStar Logistics, LP‡ 12.390%, 01/15/43 3 mo. USD LIBOR + 7.00%	76,121
		159,379
	TOTAL PREFERRED STOCKS (Cost $263,089)	253,604
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (11.8%)
3,958,408	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $3,958,408)	3,958,408
	TOTAL INVESTMENTS (110.0%) (Cost $41,771,842)	36,859,596
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-11.8%)		(3,958,408)
OTHER ASSETS, LESS LIABILITIES (1.8%)		575,830
NET ASSETS (100.0%)		$33,477,018

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

&  Illiquid security.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2023.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

‡‡  Perpetual maturity.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (57.2%)
	Airlines (1.0%)
238,159	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$236,980
956,044	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	896,119
196,735	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	196,371
593,737	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	587,123
406,848	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	360,077
850,026	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	845,156
500,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	369,345
		3,491,171
	Communication Services (2.6%)
1,000,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	926,420
1,000,000	AT&T, Inc. 1.700%, 03/25/26	907,960
1,000,000	Bell Canada 0.750%, 03/17/24	980,710
750,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	685,065
1,000,000	Comcast Corp. 5.250%, 11/07/25	995,320
822,000	Netflix, Inc.* 3.625%, 06/15/25	793,296
500,000	NTT Finance Corp.*^ 0.583%, 03/01/24	491,280
500,000	Paramount Global 3.450%, 10/04/26	453,335
400,000	Qwest Corp.^ 7.250%, 09/15/25	384,120
1,000,000	Rogers Communications, Inc. 3.625%, 12/15/25	950,190
500,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	449,245
1,000,000	Verizon Communications, Inc. 0.850%, 11/20/25	905,880
500,000	Warnermedia Holdings, Inc. 3.788%, 03/15/25	484,125
		9,406,946
PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (5.4%)
1,157,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	$1,176,299
1,000,000	Aptiv, PLC 2.396%, 02/18/25	954,170
500,000	AutoZone, Inc. 5.050%, 07/15/26	491,870
500,000	4.500%, 02/01/28	472,995
500,000	BMW US Capital, LLC* 3.900%, 04/09/25	488,265
1,066,000	BorgWarner, Inc.* 5.000%, 10/01/25	1,043,763
750,000	Brunswick Corp. 0.850%, 08/18/24	718,095
500,000	Caesars Entertainment, Inc.* 6.250%, 07/01/25	492,515
1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	921,400
375,000	Dana Financing Luxembourg Sarl* 5.750%, 04/15/25	365,696
1,000,000	Ford Motor Credit Company, LLC 6.950%, 03/06/26	1,003,850
500,000	2.300%, 02/10/25	472,565
1,000,000	General Motors Financial Company, Inc. 1.200%, 10/15/24	953,540
200,000	5.400%, 04/06/26	195,770
750,000	goeasy, Ltd.* 5.375%, 12/01/24^	737,152
200,000	4.375%, 05/01/26	181,290
500,000	Goodyear Tire & Rubber Company 9.500%, 05/31/25	506,770
1,251,000	Hasbro, Inc. 3.000%, 11/19/24	1,211,819
500,000	International Game Technology, PLC* 4.125%, 04/15/26	471,685
369,648	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	372,124
500,000	Kia Corp.* 2.375%, 02/14/25	477,685
500,000	Kohl's Corp. 4.250%, 07/17/25	469,300
750,000	L Brands, Inc.*^ 9.375%, 07/01/25	773,520
250,000	Lennar Corp. 4.500%, 04/30/24	248,093
1,000,000	Lowe's Companies, Inc.^ 4.400%, 09/08/25	978,130
750,000	Mattel, Inc.*^ 3.375%, 04/01/26	695,115
500,000	5.875%, 12/15/27	479,770

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
500,000	Newell Brands, Inc. 5.200%, 04/01/26	$472,285
500,000	Nordstrom, Inc.^ 2.300%, 04/08/24	492,165
1,000,000	VF Corp. 2.400%, 04/23/25	941,810
		19,259,506
	Consumer Staples (1.6%)
500,000	Darling Ingredients, Inc.* 5.250%, 04/15/27	476,450
1,000,000	Dollar General Corp. 4.250%, 09/20/24	983,700
1,000,000	General Mills, Inc.^ 5.241%, 11/18/25	989,730
750,000	Keurig Dr Pepper, Inc. 0.750%, 03/15/24	735,510
300,000	McCormick & Company, Inc. 0.900%, 02/15/26	268,419
500,000	Mondelez International, Inc. 2.125%, 03/17/24	493,050
1,000,000	United Rentals North America, Inc. 3.875%, 11/15/27	920,650
1,000,000	Walgreens Boots Alliance, Inc. 0.950%, 11/17/23	997,890
		5,865,399
	Energy (1.8%)
500,000	Enbridge, Inc. 2.500%, 02/14/25	478,350
375,000	2.150%, 02/16/24	370,781
1,000,000	Enterprise Products Operating, LLC 5.050%, 01/10/26	988,490
500,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	497,080
500,000	EQT Corp. 3.125%, 05/15/26*^	463,110
277,000	6.125%, 02/01/25	276,288
1,000,000	Eversource Energy 4.200%, 06/27/24	987,960
1,000,000	ONEOK, Inc. 5.550%, 11/01/26	988,580
500,000	Parkland Corp.*^ 5.875%, 07/15/27	480,825
1,000,000	Williams Companies, Inc. 5.400%, 03/02/26	988,640
		6,520,104
	Financials (20.6%)
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 08/14/24	486,065
500,000	1.750%, 10/29/24	477,465
1,000,000	African Development Bank 3.375%, 07/07/25	969,950
PRINCIPAL AMOUNT		VALUE
500,000	American Express Company 5.389%, 07/28/27‡ SOFR + 0.97%	$489,915
500,000	2.250%, 03/04/25	475,805
2,000,000	Asian Development Bank 0.375%, 06/11/24	1,938,360
1,000,000	Asian Infrastructure Investment Bank 4.000%, 01/18/28	957,120
750,000	Aviation Capital Group, LLC* 1.950%, 09/20/26	652,492
500,000	Avolon Holdings Funding, Ltd.* 3.950%, 07/01/24	490,320
250,000	5.500%, 01/15/26	240,965
500,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. SOFR + 1.13%	480,640
500,000	1.530%, 12/06/25 SOFR + 0.65%	472,430
250,000	1.658%, 03/11/27 SOFR + 0.91%	223,685
250,000	0.981%, 09/25/25 SOFR + 0.91%	237,948
1,000,000	Bank of Montreal 5.203%, 02/01/28	964,350
1,000,000	Bank of Nova Scotia 1.450%, 01/10/25	947,930
1,000,000	Bank of NY Mellon Corp.‡ 4.414%, 07/24/26 SOFR + 1.35%	971,380
500,000	Barclays, PLC‡ 5.304%, 08/09/26 1 year CMT + 2.30%	488,055
500,000	1.007%, 12/10/24 1 year CMT + 0.80%	496,850
500,000	Blackstone Private Credit Fund 2.350%, 11/22/24	475,715
267,000	Brookfield Finance, Inc. 4.000%, 04/01/24	264,944
1,000,000	Camden Property Trust 5.850%, 11/03/26	1,001,210
500,000	Capital One Financial Corp.‡ 4.985%, 07/24/26 SOFR + 2.16%	482,260
500,000	2.636%, 03/03/26 SOFR + 1.29%	469,030
250,000	Charles Schwab Corp.^ 0.900%, 03/11/26	220,535
1,000,000	Citigroup, Inc.‡ 0.981%, 05/01/25 SOFR + 0.67%	970,540
500,000	2.014%, 01/25/26 SOFR + 0.69%	472,160
500,000	Citizens Bank NA‡ 6.064%, 10/24/25 SOFR + 1.45%	479,180
500,000	4.119%, 05/23/25 SOFR + 1.40%	482,095

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,000,000	CNO Global Funding* 1.650%, 01/06/25	$940,440
1,000,000	Cooperatieve Rabobank UA 1.375%, 01/10/25	949,370
250,000	3.875%, 08/22/24	245,870
1,000,000	Council Of Europe Development Bank 3.750%, 05/25/26	968,230
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	459,900
500,000	Credit Suisse AG/New York NY 3.700%, 02/21/25	481,685
250,000	0.495%, 02/02/24	246,438
1,500,000	Danske Bank, A/S*^‡ 0.976%, 09/10/25 1 year CMT + 0.55%	1,428,465
1,250,000	Discover Bank 2.450%, 09/12/24	1,203,962
1,000,000	DNB Bank, ASA*‡ 0.856%, 09/30/25 1 year CMT + 0.33%	951,390
957,000	Enact Holdings, Inc.* 6.500%, 08/15/25	942,559
1,250,000	European Bank for Reconstruction & Development 0.500%, 11/25/25	1,137,937
1,000,000	0.500%, 05/19/25	928,280
1,000,000	European Investment Bank 0.375%, 07/24/24	963,910
500,000	Fifth Third Bancorp 4.300%, 01/16/24^	497,385
500,000	1.707%, 11/01/27‡ SOFR + 0.69%	426,800
750,000	Goldman Sachs Group, Inc. 0.855%, 02/12/26‡ SOFR + 0.61%	695,835
500,000	1.757%, 01/24/25‡ SOFR + 0.73%	493,875
500,000	1.217%, 12/06/23	497,785
450,000	HSBC Holdings, PLC‡ 2.999%, 03/10/26 SOFR + 1.43%	429,210
1,000,000	Huntington National Bank‡ 5.699%, 11/18/25 SOFR + 1.22%	971,720
1,000,000	Inter-American Development Bank^ 1.750%, 03/14/25	952,450
1,000,000	Inter-American Investment Corp. 2.625%, 04/22/25	959,830
1,000,000	International Bank for Reconstruction & Development 1.625%, 01/15/25	955,980
500,000	International Finance Corp. 3.625%, 09/15/25	486,285
500,000	JPMorgan Chase & Company‡ 2.595%, 02/24/26 SOFR + 0.92%	476,670
PRINCIPAL AMOUNT		VALUE
500,000	0.824%, 06/01/25 3 mo. SOFR + 0.54%	$483,165
250,000	1.578%, 04/22/27 SOFR + 0.89%	223,005
250,000	0.768%, 08/09/25 SOFR + 0.49%	238,858
500,000	KeyBank NA^ 4.150%, 08/08/25	465,795
1,000,000	KfW 1.250%, 01/31/25	950,100
1,000,000	Kreditanstalt fuer Wiederaufbau 3.375%, 08/23/24	982,610
300,000	1.000%, 10/01/26	268,152
1,000,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	953,400
500,000	Lloyds Banking Group, PLC‡ 3.511%, 03/18/26 1 year CMT + 1.60%	479,550
750,000	LSEGA Financing, PLC* 0.650%, 04/06/24	733,320
500,000	Macquarie Group, Ltd.*‡ 1.201%, 10/14/25 SOFR + 0.69%	475,580
250,000	Manufacturers & Traders Trust Company 4.650%, 01/27/26	236,125
1,000,000	Metropolitan Life Global Funding I* 2.800%, 03/21/25	961,790
500,000	5.000%, 01/06/26^	492,605
500,000	Mitsubishi UFJ Financial Group, Inc.‡ 5.063%, 09/12/25 1 year CMT + 1.55%	494,525
500,000	4.788%, 07/18/25 1 year CMT + 1.70%	494,350
520,000	Mondelez International Holdings Netherlands, BV* 0.750%, 09/24/24	496,616
750,000	Morgan Stanley‡ 0.790%, 05/30/25 SOFR + 0.53%	723,472
750,000	Nasdaq, Inc. 5.350%, 06/28/28^	730,620
42,000	5.650%, 06/28/25	41,864
500,000	National Bank of Canada‡ 3.750%, 06/09/25 SOFR + 1.01%	491,275
1,000,000	National Securities Clearing Corp.* 5.150%, 05/30/25	992,750
500,000	NatWest Markets, PLC*^ 1.600%, 09/29/26	438,665
500,000	Nordea Bank Abp* 4.750%, 09/22/25	489,885
500,000	1.500%, 09/30/26	438,860
1,000,000	Nordic Investment Bank 2.625%, 04/04/25	962,260
1,000,000	0.375%, 09/11/25^	915,660
See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,000,000	Oesterreichische Kontrollbank, AG 3.625%, 09/09/27	$955,440
1,000,000	1.500%, 02/12/25	951,210
500,000	OneMain Finance Corp. 3.500%, 01/15/27	424,170
250,000	6.125%, 03/15/24	249,768
1,000,000	PayPal Holdings, Inc. 2.650%, 10/01/26	921,270
750,000	PNC Financial Services Group, Inc. 5.671%, 10/28/25‡ SOFR + 1.09%	742,507
250,000	2.200%, 11/01/24	240,478
935,000	Pricoa Global Funding I* 4.200%, 08/28/25	910,363
500,000	1.200%, 09/01/26	440,380
1,000,000	Prologis, LP 4.875%, 06/15/28	962,210
1,000,000	Radian Group, Inc. 4.500%, 10/01/24	975,540
500,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 2.875%, 10/15/26	436,680
750,000	Royal Bank Of Canada 6.000%, 11/01/27	750,202
250,000	Royal Bank of Canada 0.875%, 01/20/26	224,105
500,000	SBA Tower Trust* 1.631%, 05/15/51	433,340
250,000	1.840%, 04/15/27	214,339
200,000	1.884%, 07/15/50	181,436
190,000	2.836%, 01/15/50	181,492
500,000	Skandinaviska Enskilda Banken, AB* 0.650%, 09/09/24^	478,130
300,000	1.200%, 09/09/26	262,785
500,000	SLM Corp. 3.125%, 11/02/26	437,800
500,000	Starwood Property Trust, Inc.* 5.500%, 11/01/23	500,000
500,000	3.750%, 12/31/24	473,385
500,000	State Street Corp.‡ 5.751%, 11/04/26 SOFR + 1.35%	497,185
500,000	2.354%, 11/01/25 SOFR + 0.94%	480,295
500,000	StoneX Group, Inc.* 8.625%, 06/15/25	502,995
1,000,000	Svenska Handelsbanken, AB* 3.650%, 06/10/25	965,480
500,000	Synovus Bank 5.625%, 02/15/28	443,695
500,000	Toronto-Dominion Bank 3.766%, 06/06/25	483,390
250,000	1.200%, 06/03/26	221,575
250,000	0.750%, 09/11/25^	227,870
250,000	0.750%, 01/06/26	223,603
PRINCIPAL AMOUNT		VALUE
1,000,000	Toyota Motor Credit Corp. 4.625%, 01/12/28	$968,550
1,000,000	Truist Financial Corp.‡ 5.900%, 10/28/26 SOFR + 1.63%	980,930
500,000	UBS AG/London* 0.450%, 02/09/24	492,520
1,000,000	Ventas Realty, LP 3.500%, 02/01/25	964,030
750,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.500%, 02/15/25	718,222
		73,643,882
	Health Care (4.4%)
500,000	Amgen, Inc. 5.250%, 03/02/25	496,195
1,000,000	Baxter International, Inc. 1.322%, 11/29/24	950,960
500,000	0.868%, 12/01/23	497,855
1,000,000	Blue Cross and Blue Shield of Minnesota* 3.790%, 05/01/25	952,270
250,000	Cigna Corp. 0.613%, 03/15/24	245,213
1,000,000	CVS Health Corp. 5.000%, 02/20/26	981,020
750,000	Elevance Health, Inc. 2.375%, 01/15/25	719,820
1,000,000	Gilead Sciences, Inc. 3.500%, 02/01/25	971,940
250,000	Haleon UK Capital PLC 3.125%, 03/24/25	240,375
1,000,000	Haleon US Capital LLC 3.024%, 03/24/24	987,240
1,000,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	929,720
1,000,000	Illumina, Inc. 5.800%, 12/12/25	990,440
1,000,000	IQVIA, Inc.* 5.700%, 05/15/28	959,990
500,000	Laboratory Corp. of America Holdings 3.600%, 02/01/25	485,660
500,000	2.300%, 12/01/24	480,410
1,000,000	McKesson Corp. 0.900%, 12/03/25^	907,010
500,000	5.250%, 02/15/26	494,790
500,000	PerkinElmer, Inc. 0.850%, 09/15/24	477,175
750,000	Quest Diagnostics, Inc. 3.500%, 03/30/25	723,442
750,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	660,210

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
750,000	Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	$716,790
500,000	UnitedHealth Group, Inc. 5.250%, 02/15/28	496,820
500,000	5.150%, 10/15/25^	498,300
		15,863,645
	Industrials (6.3%)
500,000	Air Lease Corp. 0.800%, 08/18/24	478,130
500,000	Allegiant Travel Company* 7.250%, 08/15/27	455,390
410,000	Ball Corp. 6.875%, 03/15/28	409,734
250,000	4.000%, 11/15/23	249,740
750,000	Beacon Roofing Supply, Inc.*^ 4.500%, 11/15/26	700,515
1,000,000	Berry Global, Inc.* 4.875%, 07/15/26	955,300
1,000,000	Canadian Pacific Railway Company 1.350%, 12/02/24	952,150
1,000,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	955,940
666,666	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.500%, 10/20/25	648,526
500,000	GATX Corp. 4.350%, 02/15/24	497,535
500,000	Graphic Packaging International, LLC* 1.512%, 04/15/26	443,805
500,000	0.821%, 04/15/24	488,050
500,000	GXO Logistics, Inc. 1.650%, 07/15/26	440,610
500,000	Harley-Davidson Financial Services, Inc.*^ 6.500%, 03/10/28	489,035
750,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	554,850
1,000,000	Ingersoll Rand, Inc. 5.400%, 08/14/28	974,700
1,000,000	Leidos, Inc. 3.625%, 05/15/25	961,250
1,000,000	Lennox International, Inc. 5.500%, 09/15/28	976,170
1,000,000	Mohawk Industries, Inc.^ 5.850%, 09/18/28	983,770
1,000,000	Nordson Corp 5.600%, 09/15/28	981,740
500,000	Owens Corning 4.200%, 12/01/24	492,360
1,000,000	Parker-Hannifin Corp. 2.700%, 06/14/24	980,340
1,000,000	Penske Truck Leasing Company, LP / PTL Finance Corp.* 4.200%, 04/01/27	929,300
PRINCIPAL AMOUNT		VALUE
500,000	Roper Technologies, Inc.^ 1.000%, 09/15/25	$458,100
1,000,000	Ryder System, Inc.^ 5.650%, 03/01/28	978,500
389,000	Sealed Air Corp.* 6.125%, 02/01/28	370,452
500,000	SMBC Aviation Capital Finance DAC* 1.900%, 10/15/26	440,955
49,000	TransDigm, Inc.* 6.250%, 03/15/26	47,952
1,000,000	Tyco Electronics Group SA 4.500%, 02/13/26	976,640
1,000,000	Verisk Analytics, Inc. 4.000%, 06/15/25	968,950
1,000,000	Waste Management, Inc. 3.500%, 05/15/24	987,330
750,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	751,500
723,000	Williams Scotsman, Inc.* 6.125%, 06/15/25	712,654
		22,691,973
	Information Technology (5.2%)
1,000,000	Autodesk, Inc. 4.375%, 06/15/25	977,830
1,000,000	Booz Allen Hamilton, Inc.* 3.875%, 09/01/28	893,670
715,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	668,933
500,000	CDW, LLC / CDW Finance Corp. 5.500%, 12/01/24	495,410
300,000	4.125%, 05/01/25	289,812
500,000	CGI, Inc. 1.450%, 09/14/26	440,795
500,000	Fidelity National Information Services, Inc. 4.500%, 07/15/25	488,645
500,000	0.600%, 03/01/24	491,050
750,000	Hewlett Packard Enterprise Company 1.450%, 04/01/24	736,080
250,000	5.900%, 10/01/24	249,692
500,000	HP, Inc. 1.450%, 06/17/26	447,285
1,000,000	Intel Corp. 2.875%, 05/11/24	985,840
1,000,000	International Business Machines Corp. 4.500%, 02/06/26	975,930
500,000	1.000%, 03/15/26	446,140
1,000,000	Intuit, Inc. 5.250%, 09/15/26	997,050
500,000	KLA Corp. 4.650%, 11/01/24	494,410
1,000,000	Mercedes-Benz Finance North America, LLC* 5.375%, 11/26/25	994,800

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,000,000	Microsoft Corp. 3.125%, 11/03/25	$960,420
1,000,000	NetApp, Inc. 1.875%, 06/22/25	935,830
1,000,000	NVIDIA Corp.^ 0.584%, 06/14/24	969,810
500,000	Open Text Corp.* 6.900%, 12/01/27	499,040
1,000,000	Oracle Corp. 2.650%, 07/15/26	920,470
750,000	PTC, Inc.* 3.625%, 02/15/25	725,055
500,000	Take-Two Interactive Software, Inc. 5.000%, 03/28/26	489,645
500,000	3.550%, 04/14/25	483,245
500,000	Texas Instruments, Inc. 4.600%, 02/15/28	486,065
250,000	1.125%, 09/15/26	223,850
750,000	VMware, Inc. 1.000%, 08/15/24	720,945
		18,487,747
	Materials (1.6%)
250,000	Avery Dennison Corp. 0.850%, 08/15/24	240,053
350,000	Clearwater Paper Corp.* 5.375%, 02/01/25	343,000
1,000,000	Genuine Parts Company 1.750%, 02/01/25	945,340
1,000,000	Linde, Inc. 4.700%, 12/05/25	989,030
1,500,000	OCI, NV* 4.625%, 10/15/25	1,428,675
500,000	Sherwin-Williams Company 4.050%, 08/08/24^	492,605
200,000	4.250%, 08/08/25	194,378
1,000,000	Sonoco Products Company 1.800%, 02/01/25	949,440
		5,582,521
	Other (0.4%)
1,000,000	Federation des Caisses Desjardins du Quebec* 4.400%, 08/23/25	968,310
500,000	Gen Digital, Inc.* 6.750%, 09/30/27	487,560
		1,455,870
	Real Estate (3.3%)
1,000,000	American Tower Corp. 1.600%, 04/15/26	895,820
250,000	0.600%, 01/15/24	247,190
1,000,000	Boston Properties, LP 6.750%, 12/01/27	984,030
1,000,000	Brixmor Operating Partnership, LP 4.125%, 06/15/26	941,300
PRINCIPAL AMOUNT		VALUE
1,000,000	Crown Castle, Inc. 4.450%, 02/15/26	$963,460
500,000	EPR Properties 4.500%, 04/01/25	483,660
500,000	Equinix, Inc. 1.000%, 09/15/25	455,590
250,000	1.250%, 07/15/25^	230,725
500,000	Federal Realty Investment Trust^ 1.250%, 02/15/26	449,455
750,000	Forestar Group, Inc.* 3.850%, 05/15/26	673,080
1,000,000	Healthpeak OP LLC 3.400%, 02/01/25	966,610
1,000,000	Public Storage 5.125%, 01/15/29	974,720
1,000,000	Realty Income Corp. 5.050%, 01/13/26	981,930
500,000	4.625%, 11/01/25	487,470
500,000	Simon Property Group, LP 1.375%, 01/15/27^	433,670
250,000	2.000%, 09/13/24	241,608
500,000	Welltower OP, LLC 3.625%, 03/15/24	495,210
250,000	Welltower, Inc. 4.000%, 06/01/25	241,802
500,000	Weyerhaeuser Company 4.750%, 05/15/26	487,035
		11,634,365
	Special Purpose Acquisition Companies (0.5%)
1,000,000	New York Life Global Funding* 3.600%, 08/05/25	967,560
1,000,000	Novartis Capital Corp. 3.400%, 05/06/24	988,280
		1,955,840
	Utilities (2.5%)
250,000	AES Corp. 1.375%, 01/15/26	222,315
500,000	Alexander Funding Trust* 1.841%, 11/15/23	499,180
1,000,000	CMS Energy Corp. 3.600%, 11/15/25	951,900
250,000	Consolidated Edison, Inc. 0.650%, 12/01/23	249,043
300,000	DPL, Inc. 4.125%, 07/01/25	285,138
750,000	Enel Finance International, NV* 2.650%, 09/10/24	728,280
300,000	Entergy Corp. 0.900%, 09/15/25	273,219
500,000	Entergy Texas, Inc. 1.500%, 09/01/26	436,935
1,000,000	National Rural Utilities Cooperative Finance Corp. 5.450%, 10/30/25	999,020

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
25,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. USD LIBOR + 2.67%	$22,651
1,000,000	Public Service Enterprise Group, Inc.^ 0.841%, 11/08/23	999,140
200,000	Sempra 3.300%, 04/01/25	192,400
1,000,000	Southern California Gas Company 3.150%, 09/15/24	976,650
1,000,000	Veralto Corp.* 5.500%, 09/18/26	989,940
500,000	WEC Energy Group, Inc. 5.000%, 09/27/25	493,015
500,000	0.800%, 03/15/24	490,840
		8,809,666
	TOTAL CORPORATE BONDS (Cost $212,701,311)	204,668,635
U.S. GOVERNMENT AND AGENCY SECURITIES (6.6%)
1,000,000	Federal Home Loan Mortgage Corp. 4.000%, 11/25/24	985,270
12,250,000	United States Treasury Note 3.500%, 04/30/28	11,592,041
4,000,000	3.625%, 03/31/28	3,807,656
2,500,000	4.000%, 06/30/28	2,413,574
1,800,000	1.125%, 10/31/26	1,613,461
1,750,000	4.125%, 07/31/28^	1,697,774
1,600,000	4.000%, 02/29/28	1,547,625
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $24,798,593)	23,657,401
SOVEREIGN BONDS (1.8%)
1,000,000	Development Bank of Japan, Inc.* 5.125%, 09/01/26	994,640
1,000,000	Export Development Canada 3.375%, 08/26/25	968,480
500,000	3.875%, 02/14/28	478,240
1,000,000	Japan Bank for International Cooperation 4.250%, 04/27/26	973,620
500,000	Kommunalbanken AS* 0.500%, 01/13/26	451,100
200,000	4.500%, 09/01/28	195,276
1,000,000	Kommuninvest I Sverige AB* 4.250%, 12/10/25	980,890
1,000,000	Svensk ExportKredit AB 4.125%, 06/14/28	959,840
500,000	3.625%, 09/03/24^	491,440
	TOTAL SOVEREIGN BONDS (Cost $6,684,783)	6,493,526
PRINCIPAL AMOUNT		VALUE
BANK LOANS (7.8%)¡
	Airlines (0.4%)
423,000	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	$429,609
966,316	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. LIBOR + 5.25%	997,441
		1,427,050
	Communication Services (1.5%)
895,430	APi Group DE, Inc. 7.825%, 01/03/29 1 mo. SOFR + 3.25%	897,893
629,156	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	613,317
1,167,285	Go Daddy Operating Company, LLC‡ 7.824%, 11/09/29 1 mo. SOFR + 2.50%	1,169,672
1,000,000	Match Group, Inc.‡ 7.298%, 02/13/27 3 mo. SOFR + 1.75%	997,080
590,437	Nexstar Broadcasting, Inc.‡ 7.939%, 09/18/26 1 mo. SOFR + 2.50%	590,968
1,000,000	Virgin Media Bristol, LLC‡ 7.949%, 01/31/28 1 mo. SOFR + 2.50%	973,130
		5,242,060
	Consumer Discretionary (1.3%)
644,670	Adient US LLC‡ 8.689%, 04/10/28 1 mo. SOFR + 3.25%	645,273
591,111	American Axle and Manufacturing, Inc.‡ 9.006%, 12/13/29 3 mo. LIBOR + 3.50%	589,882
393,070	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	393,070
497,500	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	491,903
600,000	Life Time Fitness, Inc.‡! 0.000%, 01/15/26	601,275
976,225	Murphy USA, Inc.‡ 7.179%, 01/31/28 1 mo. SOFR + 1.75%	980,193
489,975	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	484,820
600,000	SkyMiles IP, Ltd.‡ 9.166%, 10/20/27 3 mo. SOFR + 3.75%	615,471
		4,801,887

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Financials (0.9%)
992,500	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	$991,349
165,000	Delos Aircraft Leasing DAC‡ 7.402%, 10/31/27 3 mo. SOFR + 2.00%	165,181
140,000	Delos Aircraft Leasing DAC! 0.000%, 10/31/27	140,153
994,737	Iron Mountain, Inc.‡ 7.191%, 01/02/26 1 mo. LIBOR + 1.75%	993,802
881,829	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	882,561
		3,173,046
	Health Care (1.2%)
191,565	Avantor Funding, Inc.‡ 7.674%, 11/08/27 1 mo. SOFR + 2.25%	191,725
970,059	DaVita, Inc.‡ 7.189%, 08/12/26 1 mo. SOFR + 1.75%	960,121
991,738	Elanco Animal Health, Inc.‡ 7.165%, 08/01/27 1 mo. SOFR + 1.75%	970,356
254,114	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	254,555
878,997	Organon & Company‡ 8.451%, 06/02/28 1 mo. SOFR + 3.00%	878,338
987,500	Perrigo Investments, LLC‡ 7.674%, 04/20/29 1 mo. SOFR + 2.25%	984,538
63,313	PRA Health Sciences, Inc. 7.902%, 07/03/28 3 mo. SOFR + 2.25%	63,422
		4,303,055
	Industrials (1.3%)
493,750	Air Canada‡ 9.128%, 08/11/28 3 mo. LIBOR + 3.50%	493,873
992,500	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 3.25%	996,996
995,000	H.B. Fuller Company‡ 7.574%, 02/15/30 1 mo. SOFR + 2.50%	998,836
982,412	Jeld-Wen, Inc.‡ 7.689%, 07/28/28 1 mo. SOFR + 2.25%	983,026
992,500	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	997,929
		4,470,660
PRINCIPAL AMOUNT		VALUE
	Information Technology (0.8%)
1,142,690	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	$1,142,153
874,619	TTM Technologies, Inc.‡ 8.065%, 05/30/30 1 mo. SOFR + 2.75%	875,165
992,500	ZoomInfo LLC‡ 8.174%, 02/28/30 1 mo. SOFR + 2.75%	997,462
		3,014,780
	Materials (0.4%)
418,688	Axalta Coating Systems U.S. Holdings, Inc.‡ 7.890%, 12/20/29 3 mo. SOFR + 2.50%	419,762
997,055	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	972,129
		1,391,891
	TOTAL BANK LOANS (Cost $27,793,114)	27,824,429
ASSET BACKED SECURITIES (19.4%)
	Communication Services (0.5%)
1,000,000	T-Mobile U.S. Trust Series 2022-1A, Class A* 4.910%, 05/22/28	986,124
1,000,000	Verizon Master Trust Series 2021-2, Class B 1.280%, 04/20/28	950,430
		1,936,554
	Consumer Discretionary (0.7%)
1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2019-2A, Class A* 3.350%, 09/22/25	1,469,556
902,056	BMW Vehicle Lease Trust Series 2022-1, Class A3 1.100%, 03/25/25	893,222
		2,362,778
	Financials (8.9%)
2,000,000	American Express Credit Account Master Trust Series 2021-1, Class A 0.900%, 11/15/26	1,900,248
2,000,000	Capital One Multi-Asset Execution Trust Series 2021-A3, Class A3 1.040%, 11/15/26	1,902,548
1,000,000	Capital One Prime Auto Receivables Trust Series 2022-1, Class A3 3.170%, 04/15/27	964,143
322,529	Commonbond Student Loan Trust Series 2017-B-GS, Class A1* 2.680%, 09/25/42	283,106

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
121,094	Commonbond Student Loan Trust Series 2018-C-GS, Class A1* 3.870%, 02/25/46	$109,930
405,218	Commonbond Student Loan Trust Series 2019-A-GS, Class A1* 2.540%, 01/25/47	351,685
209,422	Commonbond Student Loan Trust Series 2021-A-GS, Class A* 1.200%, 03/25/52	170,070
653,739	Commonbond Student Loan Trust Series 2021-B-GS, Class A* 1.170%, 09/25/51	528,040
308,277	Credit Acceptance Auto Loan Trust Series 2021-2A, Class A* 0.960%, 02/15/30	305,188
500,000	Credit Acceptance Auto Loan Trust Series 2021-4, Class A* 1.260%, 10/15/30	486,113
1,500,000	Dell Equipment Finance Trust Series 2022-2, Class B* 4.400%, 07/22/27	1,460,169
1,500,000	Discover Card Execution Note Trust Series 2022-A2, Class A 3.320%, 05/15/27	1,446,003
823,887	ELFI Graduate Loan Program, LLC Series 2021-A, Class A* 1.530%, 12/26/46	685,994
1,047,728	ELFI Graduate Loan Program, LLC Series 2022-A, Class A* 4.510%, 08/26/47	990,491
127,344	Enterprise Fleet Financing, LLC Series 2020-2, Class A2* 0.610%, 07/20/26	126,307
483,919	Enterprise Fleet Financing, LLC Series 2022-4, Class A2* 5.760%, 10/22/29	481,406
2,000,000	Ford Credit Auto Owner Trust Series 2019-1, Class A* 3.520%, 07/15/30	1,989,811
1,500,000	Hertz Vehicle Financing LLC Series 2021-1A, Class A* 1.210%, 12/26/25	1,429,507
1,000,000	Kubota Credit Owner Trust Series 2023-2A, Class A3* 5.280%, 01/18/28	985,901
1,130,497	MMAF Equipment Finance LLC Series 2017-B, Class A5* 2.720%, 06/15/40	1,100,212
2,000,000	MMAF Equipment Finance LLC Series 2023-A, Class A3* 5.540%, 12/13/29	1,977,076
1,369,086	Navient Private Education Refi Loan Trust Series 2020-BA, Class A2* 2.120%, 01/15/69	1,239,856
PRINCIPAL AMOUNT		VALUE
271,000	NextGear Floorplan Master Owner Trust Series 2021-1A, Class A* 0.850%, 07/15/26	$260,511
780,000	OneMain Direct Auto Receivables Trust Series 2021-1A, Class A* 0.870%, 07/14/28	740,649
777,000	OneMain Direct Auto Receivables Trust Series 2021-1A, Class B* 1.260%, 07/14/28	689,038
1,080,000	Oscar US Funding XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	1,015,605
167,412	Pawneee Equipment Receivables, LLC Series 2021-1, Class A2* 1.100%, 07/15/27	162,591
2,020,000	Pawneee Equipment Receivables, LLC Series 2022-1, Class A3* 5.170%, 02/15/28	1,995,598
400,000	PenFed Auto Receivables Owner Trust Series 2022-A, Class A3* 3.960%, 04/15/26	394,651
300,000	PenFed Auto Receivables Owner Trust Series 2022-A, Class A4* 4.180%, 12/15/28	291,622
1,234,422	Progress Residential Trust Series 2019-SFR4, Class A* 2.687%, 10/17/36	1,193,965
792,000	Progress Residential Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	694,022
1,160,086	SoFi Professional Loan Program Trust Series 2020-C, Class AFX* 1.950%, 02/15/46	1,039,678
748,847	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 3.600%, 02/25/48	720,671
1,615,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	1,583,467
		31,695,872
	Health Care (0.3%)
1,000,000	DT Auto Owner Trust Series 2022-2A, Class B* 4.220%, 01/15/27	984,460
	Industrials (0.2%)
1,000,000	John Deere Owner Trust Series 2021-B, Class A4 0.740%, 05/15/28	927,163
	Information Technology (0.5%)
1,916,667	Vantage Data Centers Issuer, LLC Series 2019-1A, Class A2* 3.188%, 07/15/44	1,866,458

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Other (7.8%)
2,000,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	$1,745,348
500,000	American Express Credit Account Master Trust Series 2023-2, Class A 4.800%, 05/15/30	484,112
473,335	Amur Equipment Finance Receivables XI, LLC Series 2022-2A, Class A2* 5.300%, 06/21/28	468,138
420,821	Atalaya Equipment Leasing Trust Series 2021-1A, Class A2* 1.230%, 05/15/26	415,385
1,000,000	BA Credit Card Trust Series 2022-A1, Class A1 3.530%, 11/15/27	965,789
330,000	CCG Receivables Trust Series 2021-2, Class B* 1.270%, 03/14/29	305,711
1,000,000	CCG Receivables Trust Series 2023-1, Class B* 5.990%, 09/16/30	991,226
1,000,000	CCG Receivables Trust Series 2023-1, Class C* 6.280%, 09/16/30	992,012
1,313,333	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	1,136,734
25,391	CNH Equipment Trust Series 2020-A, Class A3 1.160%, 06/16/25	25,312
1,609,000	CNH Equipment Trust Series 2020-A, Class B 2.300%, 10/15/27	1,585,482
1,000,000	Daimler Trucks Retail Trust Series 2022-1, Class A3 5.230%, 02/17/26	990,686
2,000,000	DLLAD, LLC Series 2023-1A, Class A3* 4.790%, 01/20/28	1,952,918
1,462,500	Domino's Pizza Master Issuer, LLC Series 2021-1A, Class A21* 2.662%, 04/25/51	1,216,443
1,250,000	HPEFS Equipment Trust Series 2022-1A, Class B* 1.790%, 05/21/29	1,205,441
250,000	HPEFS Equipment Trust Series 2022-2A, Class B* 4.200%, 09/20/29	243,061
1,000,000	Kubota Credit Owner Trust Series 2023-1A, Class A3* 5.020%, 06/15/27	982,576
187,947	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	180,282
PRINCIPAL AMOUNT		VALUE
1,500,000	NextGear Floorplan Master Owner Trust Series 2023-1A, Class A2* 5.740%, 03/15/28	$1,488,497
1,000,000	OCCU Auto Receivables Trust Series 2023-1A, Class A2* 6.230%, 04/15/27	998,643
317,695	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	312,305
1,629,000	SCF Equipment Leasing, LLC Series 2022-1A, Class A3* 2.920%, 07/20/29	1,570,823
482,856	SoFi Consumer Loan Program Trust Series 2023-1S, Class A* 5.810%, 05/15/31	481,819
996,667	SVC ABS, LLC Series 2023-1A, - Class A* 5.150%, 02/20/53	925,438
467,204	Tesla Auto Lease Trust Series 2021-A, Class B* 1.020%, 03/20/25	465,930
775,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	746,966
1,000,000	USAA Auto Owner Trust Series 2022-A, Class A3* 4.860%, 11/16/26	989,027
1,000,000	Veridian Auto Receivables Trust Series 2023-1A, Class A3* 5.560%, 03/15/28	984,427
1,000,000	Verizon Master Trust Series 2023-1, Class A 4.490%, 01/22/29	974,932
2,000,000	World Omni Auto Receivables Trust Series 2022-B, Class A3 3.250%, 07/15/27	1,940,097
		27,765,560
	Utilities (0.5%)
1,934,252	Harley-Davidson Motorcycle Trust Series 2022-A, Class A3 3.060%, 02/15/27	1,892,953
	TOTAL ASSET BACKED SECURITIES (Cost $72,101,504)	69,431,798
MUNICIPAL OBLIGATIONS (4.6%)
	Airlines (0.1%)
250,000	Dallas Fort Worth International Airport 1.041%, 11/01/23	250,000
	Consumer Discretionary (0.1%)
300,000	Washington State Housing Finance Commission 5.345%, 12/01/27	296,392

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
200,000	Washington State Housing Finance Commission 5.285%, 06/01/27	$198,002
		494,394
	Other (4.2%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	398,480
250,000	Armada Area Schools 0.950%, 05/01/25	233,610
155,000	City of Auburn CA 0.961%, 06/01/25	143,697
250,000	City of Carbondale IL 2.163%, 12/01/23	249,139
280,000	City of Mishawaka IN 4.680%, 02/15/26	271,903
205,000	City of Mishawaka IN 4.700%, 08/15/26	198,175
1,000,000	City of Montclair CA 0.926%, 06/01/24	970,831
120,000	City of Omaha NE 0.983%, 04/15/26	107,895
500,000	City of Wheaton IL 0.786%, 12/01/24	474,464
300,000	Colorado Housing and Finance Authority 1.650%, 11/01/25	278,561
150,000	Colorado Housing and Finance Authority 0.858%, 11/01/24	144,833
895,000	Connecticut Housing Finance Authority 0.974%, 11/15/25	822,892
250,000	Corona-Norco Unified School District 1.000%, 09/01/25	230,104
250,000	County of Bergen NJ 2.000%, 11/01/23	250,000
155,000	County of Santa Cruz AZ Pledged Revenue 1.250%, 07/01/24	150,363
250,000	Cypress-Fairbanks Independent School District 5.000%, 02/15/25	247,947
135,000	East Montgomery County Improvement District 1.550%, 08/15/26	121,011
175,000	Encinitas Public Financing Authority 1.020%, 10/01/25	160,716
175,000	Encinitas Public Financing Authority 0.790%, 10/01/24	167,271
400,000	Fairfield Facilities Corp. 2.000%, 09/01/24	386,626
450,000	Florida Housing Finance Corp. 5.077%, 07/01/26	444,799
220,000	Florida Housing Finance Corp. 5.086%, 01/01/27	216,749
200,000	Florida Housing Finance Corp. 5.136%, 07/01/27	196,376
PRINCIPAL AMOUNT		VALUE
250,000	Galveston Independent School District 5.000%, 02/01/25	$247,977
200,000	Indiana Bond Bank 0.650%, 02/01/24	197,382
250,000	Indiana Housing & Community Development Authority 5.065%, 01/01/27	246,328
175,000	Indiana Housing & Community Development Authority 5.095%, 07/01/26	173,069
160,000	Indiana Housing & Community Development Authority 5.095%, 01/01/26	158,724
505,000	Iowa Finance Authority 5.502%, 07/01/28	495,375
350,000	Iowa Finance Authority 5.412%, 07/01/27	344,716
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	495,184
125,000	Lakeside Fire Protection District 1.620%, 08/01/24	120,933
700,000	Metropolitan Washington Airports Authority Dulles Toll Road Revenue 1.737%, 10/01/25	652,176
300,000	Minnesota Housing Finance Agency 5.113%, 01/01/26	297,641
215,000	Minnetonka Independent School District No 276 2.000%, 01/01/24	213,744
450,000	Nevada Housing Division 5.268%, 04/01/27	444,532
435,000	Nevada Housing Division 5.338%, 10/01/27	428,622
250,000	Nevada Housing Division 5.251%, 10/01/26	247,691
390,000	New York City Transitional Finance Authority Future Tax Secured Revenue 3.430%, 08/01/26	370,344
390,000	New York City Transitional Finance Authority Future Tax Secured Revenue 1.250%, 05/01/26	352,296
255,000	New York State Dormitory Authority 2.438%, 02/15/26	238,037
150,000	Pharr San Juan Alamo Independent School District TX 5.000%, 02/01/25	148,993
400,000	Regional Transportation Authority 3.000%, 06/01/25	384,174
265,000	Sallisaw Municipal Authority 1.420%, 09/01/24	255,541
155,000	State of Hawaii 1.033%, 08/01/25	143,402

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
250,000	Thornapple Kellogg School District 0.930%, 05/01/25	$233,811
525,000	Town of Stratford CT 0.956%, 08/01/24	506,865
145,000	Victor Valley Community College District 2.878%, 08/01/26	134,325
170,000	Westminster Public Schools 0.906%, 12/01/26	149,170
125,000	Wichita Falls 4B Sales Tax Corp. 1.049%, 09/01/25	114,991
340,000	Williamston Community Schools School District 1.050%, 05/01/25	318,562
		14,981,047
	Utilities (0.2%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	488,226
135,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	134,446
		622,672
	TOTAL MUNICIPAL OBLIGATIONS (Cost $16,814,629)	16,348,113
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.0%)
953,447	BANK Series 2019-BN16, Class A2 3.933%, 02/15/52	948,431
32,437	CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A2 3.054%, 09/15/50	31,610
1,000,000	GS Mortgage Securities Corp. II Series 2023-SHIP, Class A*‡ 4.322%, 09/10/38	946,772
1,472,984	GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ4, Class A8*‡ 2.500%, 09/25/51	1,215,421
573,322	GS Mortgage-Backed Securities Trust Series 2021-PJ11, Class A8*‡ 2.500%, 04/25/52	470,578
29,180	Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A2 2.678%, 04/15/50	29,180
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,001,543)	3,641,992
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.0%)
7,108,153	State Street Navigator Securities Lending Government Money Market Portfolio, 5.358%†*** (Cost $7,108,153)	$7,108,153
	TOTAL INVESTMENTS (100.4%) (Cost $372,003,630)	359,174,047
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.0%)		(7,108,153)
OTHER ASSETS, LESS LIABILITIES (1.6%)		5,566,547
NET ASSETS (100.0%)		$357,632,441

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2023.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2023.

***  The rate disclosed is the 7 day net yield as of October 31, 2023.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
30,000,000	U.S. Treasury Note 5-Year	Dec 2023	$31,342,969	$(547,615)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2023

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND	CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$11,822,568,769		$471,835,211	$883,579,357	$1,969,517	$880,757,974
Investments in affiliated funds, at cost	350,000,000		—	—	—	—
Investment in securities, at value*	$13,082,331,393		$577,785,571	$887,325,133	$1,899,839	$844,932,230
Investments in affiliated funds, at value	326,238,322		—	—	—	—
Cash with custodian	601,363,777		4,090,109	58,181,975	151,471	24,516,882
Foreign currency (cost $40,188,118)	40,188,118		—	—	—	—
Cash collateral held	1,151,839		—	—	—	—
Collateral for ASCOTs(1)	11,160,000		—	—	—	—
Foreign collateral for short positions	66,556,512		—	—	—	—
Collateral for short positions	711,909,489		—	—	—	—
Restricted cash for short positions	1,354,829,240		—	674,078,733	293,832	139
Restricted foreign currency for short positions (cost $112,374,843)	103,085,500		—	—	—	—
Unrealized appreciation on total return swaps	291,468		—	—	—	—
Unrealized appreciation on forward foreign currency contracts	334,662		—	—	—	87,142
Receivables:
Accrued interest and dividends	23,916,465		404,301	561,791	6,021	2,229,401
Investments sold	141,435,561		—	73,057,273	17,241	1,967,024
Fund shares sold	21,051,263		3,309,585	1,033,226	26,847	637,812
Due from investment advisor	—		—	—	20,019	—
Prepaid expenses	205,732		28,589	41,392	—	39,224
Deferred offering costs	—		—	—	118,379	—
Other assets	620,099		—	1,334,044	—	142,512
Total assets	16,486,669,440		585,618,155	1,695,613,567	2,533,649	874,552,366
LIABILITIES
Due to custodian bank	5,457,496		—	—	—	—
Due to custodian bank for restricted cash	300,000		—	—	—	—
Collateral for securities loaned	130,372,948		6,187,314	11,890,737	—	36,784,235
Cash collateral received	880,000		—	—	—	—
Foreign currency overdraft (cost $40,699,706, $276)	40,641,061		—	276	—	—
Securities sold short, at value (proceeds $2,260,175,982, $702,501,619, and $293,832)	2,183,690,072		—	669,325,818	280,379	—
Options written, at value (premium $219,352,018, $20,949,358, and $12,343,738)	100,716,170		15,076,475	11,101,535	—	—
Unrealized depreciation on total return swaps	62,608		—	—	—	—
Unrealized depreciation on forward foreign currency contracts	405,382		—	—	—	16,390
Payables:
Investments purchased	62,394,096		2,142,508	65,114,218	57,631	—
Fund shares redeemed	15,690,622		847,018	1,056,544	—	1,648,831
Affiliates:
Investment Advisory fees	7,717,702		356,499	987,143	1,472	536,655
Distribution fees	27,723		811	2,648	6	5,088
Deferred revenue	—		—	—	55,076	—
Deferred compensation to trustees	140,563		—	—	—	142,512
Trustees' fees and officer compensation	70,795		4,228	6,428	1,088	7,093
Other accounts payable and accrued liabilities	3,615,480		122,729	231,941	79,353	216,266
Total liabilities	2,552,182,718		24,737,582	759,717,288	475,005	39,357,070
NET ASSETS	$13,934,486,722		$560,880,573	$935,896,279	$2,058,644	$835,195,296
COMPOSITION OF NET ASSETS
Paid in capital	$12,884,140,409		$499,559,367	$927,477,300	$2,110,468	$873,605,733
Accumulated distributable earnings (loss)	1,050,346,313		61,321,206	8,418,979	(51,824)	(38,410,437)
NET ASSETS	$13,934,486,722		$560,880,573	$935,896,279	$2,058,644	$835,195,296
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,009,975,953		$24,754,304	$65,214,046	$97,312	$243,515,714
Shares outstanding	68,629,199		1,762,191	4,367,489	10,000	13,397,939
Net asset value and redemption price per share	$14.72		$14.05	$14.93	$9.73	$18.18
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$15.14	#	$14.75	$15.67	$10.22	$18.60	#

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2023

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND	CONVERTIBLE FUND
CLASS C SHARES†**
Net assets applicable to shares outstanding	$254,477,940	$8,702,997	$32,461,019	$97,248	$31,772,827
Shares outstanding	17,205,578	636,743	2,300,106	10,000	1,803,723
Net asset value and redemption price per share	$14.79	$13.67	$14.11	$9.72	$17.62
CLASS I SHARES†
Net assets applicable to shares outstanding	$12,620,873,996	$527,423,272	$838,221,214	$1,864,084	$559,906,755
Shares outstanding	868,213,249	37,488,343	55,241,841	191,530	36,016,625
Net asset value and redemption price per share	$14.54	$14.07	$15.17	$9.73	$15.55
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$49,158,833	$—	$—	$—	$—
Shares Outstanding	3,380,087	—	—	—	—
Net asset value and redemption price per share	$14.54	$—	$—	$—	$—
* Includes securities on loan	$222,812,564	$13,880,038	$30,569,738	$—	$42,509,643

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

(1)  Asset Swapped Convertible Option Transaction.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2023

	GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$140,076,364		$211,567,972	$14,458,444	$756,850,392	$1,327,843,153
Investment in securities, at value*	$125,179,187		$236,826,343	$16,129,465	$1,160,259,739	$2,161,576,045
Cash with custodian	659,461		3,287,900	209,495	30,054,468	155,710,647
Variation margin on open futures contracts	—		—	—	289,596	—
Receivables:
Accrued interest and dividends	357,097		17,142	520	379,855	2,346,906
Investments sold	—		1,831,324	74,290	25,522,114	8,927,932
Fund shares sold	100		225,330	—	86,724	1,360,664
Due from investment advisor	3,418		20,340	12,824	—	—
Prepaid expenses	12,625		33,401	26,501	33,597	55,712
Other assets	—		—	—	687,173	298,273
Total assets	126,211,888		242,241,780	16,453,095	1,217,313,266	2,330,276,179
LIABILITIES
Collateral for securities loaned	5,551,209		—	—	1,717,018	52,088,275
Foreign currency overdraft (cost $54)	—		—	—	—	54
Options written, at value (premium $139,955, and $69,698)	58,220		—	—	72,720	—
Payables:
Investments purchased	—		3,542,939	262,950	14,904,047	4,554,681
Fund shares redeemed	80,596		142,815	—	961,704	2,425,140
Affiliates:
Investment Advisory fees	90,025		195,684	13,556	959,558	1,337,807
Distribution fees	260		446	5	13,039	20,399
Deferred compensation to trustees	—		—	—	690,766	298,273
Trustees' fees and officer compensation	2,723		2,950	1,979	9,826	15,956
Other accounts payable and accrued liabilities	40,425		96,221	18,916	302,335	424,891
Total liabilities	5,823,458		3,981,055	297,406	19,631,013	61,165,476
NET ASSETS	$120,388,430		$238,260,725	$16,155,689	$1,197,682,253	$2,269,110,703
COMPOSITION OF NET ASSETS
Paid in capital	$148,613,837		$357,005,570	$18,166,555	$756,410,819	$1,382,041,415
Accumulated distributable earnings (loss)	(28,225,407)		(118,744,845)	(2,010,866)	441,271,434	887,069,288
NET ASSETS	$120,388,430		$238,260,725	$16,155,689	$1,197,682,253	$2,269,110,703
CLASS A SHARES†
Net assets applicable to shares outstanding	$8,454,572		$18,282,630	$340,766	$925,437,001	$1,182,666,638
Shares outstanding	844,354		823,623	37,486	28,500,813	30,004,870
Net asset value and redemption price per share	$10.01		$22.20	$9.09	$32.47	$39.42
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.24	#	$23.31	$9.54	$34.09	$41.39
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,615,276		$3,647,737	$—	$9,492,780	$79,895,472
Shares outstanding	272,391		162,276	—	754,098	2,018,858
Net asset value and redemption price per share	$9.60		$22.48	$—	$12.59	$39.57
CLASS I SHARES†
Net assets applicable to shares outstanding	$109,318,582		$191,831,387	$15,495,191	$262,752,472	$978,583,205
Shares outstanding	10,883,183		8,336,389	1,683,952	5,306,561	26,113,014
Net asset value and redemption price per share	$10.04		$23.01	$9.20	$49.51	$37.47
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—		$24,498,971	$319,732	$—	$27,965,388
Shares Outstanding	—		1,060,134	34,732	—	745,867
Net asset value and redemption price per share	$—		$23.11	$9.21	$—	$37.49
* Includes securities on loan	$5,875,614		$—	$—	$50,029,184	$92,834,593

†  No par value; unlimited number of shares authorized.

#  For Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2023

	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$9,360,765	$30,780,978	$172,930,665	$363,980,107	$63,769,203
Investment in securities, at value*	$15,107,063	$41,923,294	$190,753,122	$374,205,026	$87,104,943
Cash with custodian	167,810	1,412,482	10,238,774	3,763,888	4,581,740
Foreign currency (cost $19 and $16)	—	—	19	—	16
Unrealized appreciation on forward foreign currency contracts	—	—	—	287,570	—
Receivables:
Accrued interest and dividends	9,178	13,436	442,610	159,144	92,170
Investments sold	38,939	835,644	—	3,241,323	1,543,199
Fund shares sold	18,042	133	62,301	652,866	59,356
Due from investment advisor	13,083	21,086	57,297	163,289	1,539
Prepaid expenses	24,844	12,200	26,369	39,245	21,715
Other assets	—	74,055	46,612	13,735	23,909
Total assets	15,378,959	44,292,330	201,627,104	382,526,086	93,428,587
LIABILITIES
Collateral for securities loaned	66,806	—	5,053,942	10,539,663	4,058,291
Unrealized depreciation on forward foreign currency contracts	—	—	40,898	78,878	—
Payables:
Investments purchased	39,405	839,660	6,276,917	5,791,242	1,814,862
Fund shares redeemed	7,042	—	148,781	2,164,994	21,911
Affiliates:
Investment Advisory fees	13,785	37,311	145,122	350,036	63,003
Distribution fees	197	162	638	723	310
Deferred compensation to trustees	—	74,055	46,612	13,735	23,909
Trustees' fees and officer compensation	2,021	2,209	3,142	3,344	3,204
Other accounts payable and accrued liabilities	18,020	22,799	329,739	2,201,287	95,844
Total liabilities	147,276	976,196	12,045,791	21,143,902	6,081,334
NET ASSETS	$15,231,683	$43,316,134	$189,581,313	$361,382,184	$87,347,253
COMPOSITION OF NET ASSETS
Paid in capital	$8,825,394	$30,399,621	$191,331,999	$468,244,799	$64,684,123
Accumulated distributable earnings (loss)	6,406,289	12,916,513	(1,750,686)	(106,862,615)	22,663,130
NET ASSETS	$15,231,683	$43,316,134	$189,581,313	$361,382,184	$87,347,253
CLASS A SHARES†
Net assets applicable to shares outstanding	$5,250,340	$11,533,347	$41,631,309	$36,830,451	$20,461,987
Shares outstanding	361,740	687,815	2,562,078	2,476,603	1,693,551
Net asset value and redemption price per share	$14.51	$16.77	$16.25	$14.87	$12.08
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$15.23	$17.61	$17.06	$15.61	$12.68
CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,341,928	$119,685	$1,339,204	$3,930,205	$611,324
Shares outstanding	170,455	8,632	99,608	287,491	63,385
Net asset value and redemption price per share	$13.74	$13.86	$13.44	$13.67	$9.64
CLASS I SHARES†
Net assets applicable to shares outstanding	$7,639,415	$31,663,102	$141,782,244	$320,621,528	$66,180,773
Shares outstanding	524,311	1,814,068	8,338,438	21,330,727	5,191,947
Net asset value and redemption price per share	$14.57	$17.45	$17.00	$15.03	$12.75
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$—	$4,828,556	$—	$93,169
Shares Outstanding	—	—	280,585	—	7,303
Net asset value and redemption price per share	$—	$—	$17.21	$—	$12.76
* Includes securities on loan	$324,889	$1,095,331	$9,753,260	$13,121,053	$4,785,626

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2023

	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$157,739,050	$2,180,197	$36,611,396		$41,771,842		$372,003,630
Investment in securities, at value*	$193,911,435	$2,283,145	$31,420,238		$36,859,596		$359,174,047
Cash with custodian	5,219,143	86,886	387,352		382,075		4,172,306
Foreign currency (cost $144,805 and $121)	144,648	121	—		—		—
Variation margin on open futures contracts	—	—	41,312		—		1,163,403
Receivables:
Accrued interest and dividends	433,575	4,593	259,884		514,008		2,403,591
Investments sold	2,195,128	19,323	—		19,669		1,349,084
Fund shares sold	204,380	—	3,014		—		—
Due from investment advisor	70,158	10,458	11,901		15,327		1,314
Prepaid expenses	24,916	22,930	22,447		22,380		25,436
Other assets	112,175	—	26,903		81,608		—
Total assets	202,315,558	2,427,456	32,173,051		37,894,663		368,289,181
LIABILITIES
Collateral for securities loaned	4,264,427	—	719,238		3,958,408		7,108,153
Variation margin on open futures contracts	—	—	—		—		546,886
Payables:
Investments purchased	792,617	43,284	—		237,085		1,742,220
Fund shares redeemed	519,947	—	49,372		81,238		31,079
Dividends payable	—	—	14,261		6,351		1,087,289
Affiliates:
Investment Advisory fees	170,287	1,920	11,993		17,232		91,027
Distribution fees	1,516	1	179		371		48
Deferred compensation to trustees	112,175	—	26,903		81,608		—
Trustees' fees and officer compensation	2,968	1,006	2,266		2,173		3,531
Other accounts payable and accrued liabilities	116,069	19,223	25,288		33,179		46,507
Total liabilities	5,980,006	65,434	849,500		4,417,645		10,656,740
NET ASSETS	$196,335,552	$2,362,022	$31,323,551		$33,477,018		$357,632,441
COMPOSITION OF NET ASSETS
Paid in capital	$175,631,410	$2,899,043	$38,371,320		$50,372,888		$383,126,602
Accumulated distributable earnings (loss)	20,704,142	(537,021)	(7,047,769)		(16,895,870)		(25,494,161)
NET ASSETS	$196,335,552	$2,362,022	$31,323,551		$33,477,018		$357,632,441
CLASS A SHARES†
Net assets applicable to shares outstanding	$81,820,721	$20,367	$11,764,186		$25,252,497		$3,523,253
Shares outstanding	8,545,763	2,701	1,403,260		3,499,790		378,719
Net asset value and redemption price per share	$9.57	$7.54	$8.38		$7.22		$9.30
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.05	$7.92	$8.57	#	$7.39	#	$9.51	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$7,316,928	$7,493	$323,208		$438,204		$—
Shares outstanding	909,224	1,005	38,567		56,629		—
Net asset value and redemption price per share	$8.05	$7.46	$8.38		$7.74		$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$107,197,903	$2,326,544	$19,236,157		$7,786,317		$354,109,188
Shares outstanding	10,740,134	307,580	2,293,882		1,078,825		38,097,975
Net asset value and redemption price per share	$9.98	$7.56	$8.39		$7.22		$9.29
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$7,618	$—		$—		$—
Shares Outstanding	—	1,007	—		—		—
Net asset value and redemption price per share	$—	$7.56	$—		$—		$—
* Includes securities on loan	$6,201,125	$—	$799,984		$4,116,275		$13,258,558

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2023

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND(a)	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$71,406,020	$35,009	$2,974,736	$633	$8,248,223
(Amortization)/accretion of investment securities	(144,931,175)	—	—	579	(8,105,211)
Net interest	(73,525,155)	35,009	2,974,736	1,212	143,012
Dividends	135,845,692	9,663,697	12,677,329	2,231	5,266,328
Dividends from affiliated funds	12,341,657	—	—	—	—
Dividend taxes withheld	(46,748)	(3,614)	(52,978)	—	—
Securities lending income, net of rebates received or paid to borrowers	569,189	18,312	18,156	—	1,158,781
Other income	110,283,095	—	17,711,081	—	—
Total investment income	185,467,730	9,713,404	33,328,324	3,443	6,568,121
EXPENSES
Investment advisory fees	96,435,157	4,195,408	11,334,604	1,472	6,890,150
Distribution fees
Class A	2,776,602	71,775	161,385	22	681,441
Class C	2,804,949	83,540	341,487	87	385,597
Dividend or interest expense on short positions	25,624,620	—	6,814,631	—	—
Transfer agent fees	12,762,719	621,739	911,256	192	959,827
Fund administration fees	924,595	35,091	58,432	128	60,142
Accounting fees	807,871	45,822	59,789	1,415	59,853
Printing and mailing fees	662,719	40,100	62,145	544	59,674
Trustees' fees and officer compensation	613,166	37,360	51,248	1,088	52,154
Legal fees	609,108	33,577	47,096	1,184	53,406
Audit fees	395,063	24,835	36,026	6,466	34,889
Registration fees	292,700	83,221	81,848	—	74,493
Custodian fees	288,950	21,358	119,537	544	11,517
Organization expense	—	—	—	2,210	—
Offering costs	—	—	—	11,392	—
Other	1,079,940	25,261	75,766	224	82,113
Total expenses	146,078,159	5,319,087	20,155,250	26,968	9,405,256
Less expense reductions	(985,807)	—	—	(25,019)	—
Net expenses	145,092,352	5,319,087	20,155,250	1,949	9,405,256
NET INVESTMENT INCOME (LOSS)	40,375,378	4,394,317	13,173,074	1,494	(2,837,135)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	774,823,940	35,561,950	30,438,468	2,508	22,740,131
Purchased options	(411,779,309)	(29,159,091)	(77,780,931)	—	1,239,823
Foreign currency transactions	5,553,439	—	(37,722)	400	(80,338)
Forward foreign currency contracts	(8,784,267)	—	—	—	380,938
Written options	257,137,442	8,128,628	81,068,649	—	—
Short positions	78,946,490	—	(44,966,288)	—	—
Total return swaps	(3,421,202)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	349,384,778	13,981,320	8,167,425	(69,678)	(26,913,414)
Affiliated funds	351,172	—	—	—	—
Purchased options	145,343,446	12,002,587	(1,282,532)	—	(419,880)
Foreign currency translations	13,053,635	—	7,129	(1)	—
Forward foreign currency contracts	1,329,556	—	—	—	97,472
Written options	19,160,962	(378,105)	(4,196,917)	—	—
Short positions	(107,845,202)	—	11,603,299	13,453	—
Total return swaps	228,860	—	—	—	—
NET GAIN (LOSS)	1,113,483,740	40,137,289	3,020,580	(53,318)	(2,955,268)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,153,859,118	$44,531,606	$16,193,654	$(51,824)	$(5,792,403)

(a)  Calamos Merger Arbitrage Fund commenced operations on September 29, 2023.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2023

	GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$1,158,825	$129,347	$7,514	$2,012,040	$12,213,227
(Amortization)/accretion of investment securities	(1,960,153)	—	—	—	(9,010,334)
Net interest	(801,328)	129,347	7,514	2,012,040	3,202,893
Dividends	523,301	685,967	44,271	8,699,997	31,434,918
Foreign taxes withheld	(4,136)	—	(24)	(42,918)	(13,593)
Securities lending income, net of rebates received or paid to borrowers	99,855	—	—	96,830	1,002,931
Other income	—	—	—	54,656	—
Total investment income	(182,308)	815,314	51,761	10,820,605	35,627,149
EXPENSES
Investment advisory fees	1,084,984	2,723,817	166,130	11,166,371	15,797,951
Distribution fees
Class A	22,544	53,621	788	2,343,524	3,048,790
Class C	31,657	43,087	—	106,182	833,024
Transfer agent fees	138,271	376,647	14,563	1,261,534	1,989,994
Fund administration fees	7,995	19,399	1,115	75,849	145,382
Accounting fees	22,339	32,814	13,199	74,492	127,580
Printing and mailing fees	10,944	24,409	3,655	49,469	105,794
Trustees' fees and officer compensation	19,265	26,708	15,036	61,133	105,510
Legal fees	19,256	24,524	13,707	56,726	104,947
Audit fees	13,208	17,613	10,257	42,814	72,677
Registration fees	50,979	78,942	45,476	59,783	86,101
Custodian fees	2,647	—	7,950	35,086	32,749
Other	17,051	30,484	10,960	104,040	175,293
Total expenses	1,441,140	3,452,065	302,836	15,437,003	22,625,792
Less expense reductions	(3,418)	(205,982)	(109,798)	—	—
Net expenses	1,437,722	3,246,083	193,038	15,437,003	22,625,792
NET INVESTMENT INCOME (LOSS)	(1,620,030)	(2,430,769)	(141,277)	(4,616,398)	13,001,357
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(6,175,683)	(15,959,746)	(1,063,992)	61,381,733	96,568,682
Purchased options	401,811	—	—	(6,326,898)	1,138,460
Foreign currency transactions	(20,140)	—	—	—	23,381
Forward foreign currency contracts	—	—	—	—	47,407
Written options	—	—	—	2,185,419	(1,080,920)
Futures contracts	—	—	—	849,189	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	12,656,216	(28,976,215)	(604,298)	114,045,269	45,847,911
Purchased options	588,290	—	—	(230)	(910,208)
Foreign currency translations	1,182	—	—	1,694	(137)
Written options	81,735	—	—	(3,022)	—
Futures contracts	—	—	—	(118,877)	—
NET GAIN (LOSS)	7,533,411	(44,935,961)	(1,668,290)	172,014,277	141,634,576
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,913,381	$(47,366,730)	$(1,809,567)	$167,397,879	$154,635,933

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2023

	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
INVESTMENT INCOME
Interest	$9,316	$65,120	$101,751		$712,091		$100,155
(Amortization)/accretion of investment securities	—	—	—		(1,369,417)		—
Net interest	9,316	65,120	101,751		(657,326)		100,155
Dividends	266,514	505,244	3,261,925		7,531,444		1,128,212
Dividend taxes withheld	(56)	—	(362,263)		(929,982)		(81,608)
Securities lending income, net of rebates received or paid to borrowers	709	597	25,013		18,071		4,598
Total investment income	276,483	570,961	3,026,426		5,962,207		1,151,357
EXPENSES
Investment advisory fees	167,768	435,234	2,111,272		4,721,499		804,022
Performance fees	—	—	(66,928)		—		(52,637)
Distribution fees
Class A	13,628	29,711	119,674		101,507		54,468
Class C	23,980	1,336	18,294		56,043		6,942
Transfer agent fees	21,130	30,563	259,447		569,498		58,529
Fund administration fees	1,036	2,747	13,394		27,755		4,893
Accounting fees	16,125	15,960	27,784		35,631		21,271
Printing and mailing fees	7,051	10,335	19,941		44,984		9,869
Trustees' fees and officer compensation	15,020	16,058	22,540		31,409		17,263
Legal fees	13,896	14,830	22,836		31,067		16,910
Audit fees	10,224	10,988	15,110		21,227		12,021
Registration fees	43,803	44,440	57,329		63,169		56,170
Custodian fees	2,937	1,260	70,904		333,361		13,281
Other	9,967	12,194	55,232		54,868		50,618
Total expenses	346,565	625,656	2,746,829		6,092,018		1,073,620
Less expense reductions	(124,694)	(202,897)	(682,887)		(1,467,736)		(87,632)
Net expenses	221,871	422,759	2,063,942		4,624,282		985,988
NET INVESTMENT INCOME (LOSS)	54,612	148,202	962,484		1,337,925		165,369
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	928,739	1,968,869	(5,671,190	)(b)	(31,861,723	)(b)	(38,082)
Purchased options	(2,070)	—	534,209		5,760,360		(225,504)
Foreign currency transactions	—	—	(14,435)		(778,500)		(28,114)
Forward foreign currency contracts	—	—	(374,998)		(722,236)		—
Written options	—	—	—		56,726		49,709
Change in net unrealized appreciation/(depreciation) on:
Investments	279,558	1,474,054	16,160,359	(c)	39,785,760	(c)	6,693,029 (c)
Purchased options	—	—	(526,728)		(3,772,436)		(267,541)
Foreign currency translations	—	—	6,740		13,139		3,131
Forward foreign currency contracts	—	—	(40,898)		208,692		—
NET GAIN (LOSS)	1,206,227	3,442,923	10,073,059		8,689,782		6,186,628
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,260,839	$3,591,125	$11,035,543		$10,027,707		$6,351,997

(b)  Net of foreign capital gains tax of $71,883 and $1,264,804, respectively.

(c)  Net of change of $(132,304), (203,299), and (641), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2023

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$850,317		$2,850	$1,426,048	$2,358,056	$13,582,660
(Amortization)/accretion of investment securities	(1,070,410)		—	(307)	81,544	(508,773)
Net interest	(220,093)		2,850	1,425,741	2,439,600	13,073,887
Dividends	2,669,841		31,502	—	50,369	—
Dividend taxes withheld	(504)		(4,498)	—	—	(3,708)
Securities lending income, net of rebates received or paid to borrowers	71,505		—	3,022	19,380	50,198
Total investment income	2,520,749		29,854	1,428,763	2,509,349	13,120,377
EXPENSES
Investment advisory fees	2,161,339		22,312	150,899	211,524	1,105,907
Distribution fees
Class A	223,645		63	34,100	66,019	8,688
Class C	80,116		137	4,245	5,141	—
Transfer agent fees	244,276		8,030	37,567	40,192	59,190
Fund administration fees	13,758		150	2,122	2,209	23,219
Accounting fees	25,410		110	21,888	33,971	48,126
Printing and mailing fees	28,605		7,158	9,195	9,647	7,265
Trustees' fees and officer compensation	23,006		14,521	15,623	15,752	29,327
Legal fees	36,472		14,089	14,606	14,597	28,428
Audit fees	15,535		13,230	10,690	10,703	19,815
Registration fees	55,270		39,494	45,606	43,618	35,779
Custodian fees	24,688		8,673	2,555	2,270	8,085
Interest expense on uncommitted credit facility	—		—	1,609	—	—
Offering costs	—		57,217	—	—	—
Other	60,344		21,797	20,210	33,041	55,494
Total expenses	2,992,464		206,981	370,915	488,684	1,429,323
Less expense reductions	(597,703)		(180,947)	(113,216)	(153,238)	(1,314)
Net expenses	2,394,761		26,034	257,699	335,446	1,428,009
NET INVESTMENT INCOME (LOSS)	125,988		3,820	1,171,064	2,173,903	11,692,368
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(118,934	)(b)	(340,660)	(1,132,332)	(857,251)	(3,044,424)
Purchased options	(4,420,479)		(9,779)	—	—	—
Foreign currency transactions	11,100		(2,343)	—	—	—
Forward foreign currency contracts	1		264	—	—	—
Written options	130,275		—	—	—	—
Futures contracts	—		—	(10,578)	—	(871,016)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	15,189,135	(c)	298,640	243,925	500,890	7,120,459
Purchased options	720,360		285	—	—	—
Foreign currency translations	4,066		(54)	—	—	—
Futures contracts	—		—	(39,454)	—	(362,910)
NET GAIN (LOSS)	11,515,524		(53,647)	(938,439)	(356,361)	2,842,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,641,512		$(49,827)	$232,625	$1,817,542	$14,534,477

(b)  Net of foreign capital gains tax of $48,348.

(c)  Net of change of $43,272 in deferred capital gains tax.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$40,375,378	$(162,644,551)	$4,394,317	$4,066,574	$13,173,074	$(1,295,838)
Net realized gain (loss)	692,476,533	489,248,309	14,531,487	14,281,105	(11,277,824)	(12,461,561)
Change in unrealized appreciation/(depreciation)	421,007,207	(1,306,006,674)	25,605,802	(88,426,189)	14,298,404	(30,733,535)
Net increase (decrease) in net assets resulting from operations	1,153,859,118	(979,402,916)	44,531,606	(70,078,510)	16,193,654	(44,490,934)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(15,497,256)	(2,530,481)	(195,091)	(109,918)	—	—
Class C	(2,020,518)	—	(22,845)	—	—	—
Class I	(222,576,278)	(64,002,758)	(4,621,754)	(2,334,728)	(229,407)	—
Class R6	(814,421)	(617,073)	—	—	—	—
Total distributions	(240,908,473)	(67,150,312)	(4,839,690)	(2,444,646)	(229,407)	—
CAPITAL SHARE TRANSACTIONS	(3,042,937,950)	664,127,462	(67,675,834)	105,216,503	135,307,620	270,199,042
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,129,987,305)	(382,425,766)	(27,983,918)	32,693,347	151,271,867	225,708,108
NET ASSETS
Beginning of year	$16,064,474,027	$16,446,899,793	$588,864,491	$556,171,144	$784,624,412	$558,916,304
End of year	$13,934,486,722	$16,064,474,027	$560,880,573	$588,864,491	$935,896,279	$784,624,412

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	MERGER ARBITRAGE FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
	YEAR ENDED OCTOBER 31, 2023(a)	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$1,494	$(2,837,135)	$(14,493,334)	$(1,620,030)	$(1,848,482)
Net realized gain (loss)	2,908	24,280,554	18,435,173	(5,794,012)	(2,249,072)
Change in unrealized appreciation/(depreciation)	(56,226)	(27,235,822)	(333,562,858)	13,327,423	(57,878,046)
Net increase (decrease) in net assets resulting from operations	(51,824)	(5,792,403)	(329,621,019)	5,913,381	(61,975,600)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	(2,369,927)	(49,468,941)	(25,216)	(2,202,209)
Class C	—	(135,629)	(8,312,063)	—	(688,433)
Class I	—	(8,355,601)	(154,675,818)	(474,967)	(30,244,502)
Class R6	—	—	—	—	—
Total distributions	—	(10,861,157)	(212,456,822)	(500,183)	(33,135,144)
CAPITAL SHARE TRANSACTIONS	2,110,468	(164,628,325)	(96,875,594)	(16,914,443)	(57,001,247)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,058,644	(181,281,885)	(638,953,435)	(11,501,245)	(152,111,991)
NET ASSETS
Beginning of year	$—	$1,016,477,181	$1,655,430,616	$131,889,675	$284,001,666
End of year	$2,058,644	$835,195,296	$1,016,477,181	$120,388,430	$131,889,675

(a)  Calamos Merger Arbitrage Fund commenced operations on September 29, 2023.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	TIMPANI SMALL CAP GROWTH FUND		TIMPANI SMID GROWTH FUND		GROWTH FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$(2,430,769)	$(2,105,207)	$(141,277)	$(92,327)	$(4,616,398)	$(8,582,382)
Net realized gain (loss)	(15,959,746)	(123,002,610)	(1,063,992)	(2,469,497)	58,089,443	(2,394,192)
Change in unrealized appreciation/(depreciation)	(28,976,215)	(81,291,878)	(604,298)	(7,270,735)	113,924,834	(530,033,970)
Net increase (decrease) in net assets resulting from operations	(47,366,730)	(206,399,695)	(1,809,567)	(9,832,559)	167,397,879	(541,010,544)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	—	—	(17,064)	—	(152,810,088)
Class C	—	—	—	—	—	(5,873,124)
Class I	—	—	—	(2,419,370)	—	(29,081,247)
Class R6	—	—	—	(46,994)	—	—
Total distributions	—	—	—	(2,483,428)	—	(187,764,459)
CAPITAL SHARE TRANSACTIONS	(56,927,569)	94,246,952	806,907	3,020,993	(128,729,370)	29,684,003
TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,294,299)	(112,152,743)	(1,002,660)	(9,294,994)	38,668,509	(699,091,000)
NET ASSETS
Beginning of year	$342,555,024	$454,707,767	$17,158,349	$26,453,343	$1,159,013,744	$1,858,104,744
End of year	$238,260,725	$342,555,024	$16,155,689	$17,158,349	$1,197,682,253	$1,159,013,744

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		SELECT FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$13,001,357	$6,844,613	$54,612	$52,685	$148,202	$80,479
Net realized gain (loss)	96,697,010	69,929,006	926,669	50,850	1,968,869	1,399,226
Change in unrealized appreciation/(depreciation)	44,937,566	(518,391,799)	279,558	(2,930,056)	1,474,054	(9,783,898)
Net increase (decrease) in net assets resulting from operations	154,635,933	(441,618,180)	1,260,839	(2,826,521)	3,591,125	(8,304,193)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(45,490,533)	(82,367,258)	(20,668)	(425,805)	(301,604)	(1,043,899)
Class C	(2,715,457)	(4,863,487)	(4,734)	(157,226)	(4,429)	(63,375)
Class I	(40,538,603)	(72,241,118)	(41,829)	(876,353)	(747,170)	(2,763,310)
Class R6	(774,460)	(409,283)	—	—	—	—
Total distributions	(89,519,053)	(159,881,146)	(67,231)	(1,459,384)	(1,053,203)	(3,870,584)
CAPITAL SHARE TRANSACTIONS	(74,053,714)	31,501,713	(3,540,025)	4,334,104	(1,679,203)	949,359
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,936,834)	(569,997,613)	(2,346,417)	48,199	858,719	(11,225,418)
NET ASSETS
Beginning of year	$2,278,047,537	$2,848,045,150	$17,578,100	$17,529,901	$42,457,415	$53,682,833
End of year	$2,269,110,703	$2,278,047,537	$15,231,683	$17,578,100	$43,316,134	$42,457,415

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$962,484	$2,730,007	$1,337,925	$3,848,325	$165,369	$286,802
Net realized gain (loss)	(5,526,414)	(15,184,813)	(27,545,373)	(71,936,171)	(241,991)	4,821,165
Change in unrealized appreciation/(depreciation)	15,599,473	(91,504,187)	36,235,155	(119,340,645)	6,428,619	(38,283,955)
Net increase (decrease) in net assets resulting from operations	11,035,543	(103,958,993)	10,027,707	(187,428,491)	6,351,997	(33,175,988)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	(11,177,695)	(273,392)	(175,029)	(892,677)	(3,462,651)
Class C	—	(630,114)	—	—	(36,318)	(185,192)
Class I	—	(30,545,299)	(3,280,771)	(3,000,642)	(2,193,473)	(9,750,158)
Class R6	—	(235,038)	—	—	(477)	(17,305)
Total distributions	—	(42,588,146)	(3,554,163)	(3,175,671)	(3,122,945)	(13,415,306)
CAPITAL SHARE TRANSACTIONS	4,712,379	18,279,801	(3,991,771)	(30,492,519)	10,701,040	(17,417,765)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,747,922	(128,267,338)	2,481,773	(221,096,681)	13,930,092	(64,009,059)
NET ASSETS
Beginning of year	$173,833,391	$302,100,729	$358,900,411	$579,997,092	$73,417,161	$137,426,220
End of year	$189,581,313	$173,833,391	$361,382,184	$358,900,411	$87,347,253	$73,417,161

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL SMALL CAP GROWTH FUND		TOTAL RETURN BOND FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022(b)	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$125,988	$(569,879)	$3,820	$12,557	$1,171,064	$1,081,645
Net realized gain (loss)	(4,398,037)	(9,894,317)	(352,518)	(295,600)	(1,142,910)	(367,555)
Change in unrealized appreciation/(depreciation)	15,913,561	(58,964,837)	298,871	(196,004)	204,471	(7,169,177)
Net increase (decrease) in net assets resulting from operations	11,641,512	(69,429,033)	(49,827)	(479,047)	232,625	(6,455,087)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(328,166)	(6,304,125)	(77)	—	(492,871)	(715,465)
Class C	(6,784)	(644,077)	(182)	—	(12,234)	(23,532)
Class I	(565,211)	(8,160,730)	(14,635)	—	(755,052)	(1,122,873)
Class R6	—	—	(56)	—	—	—
Total distributions	(900,161)	(15,108,932)	(14,950)	—	(1,260,157)	(1,861,870)
CAPITAL SHARE TRANSACTIONS	(26,126,629)	14,369,955	658,512	2,247,334	(1,481,529)	(25,023,659)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,385,278)	(70,168,010)	593,735	1,768,287	(2,509,061)	(33,340,616)
NET ASSETS
Beginning of year	$211,720,830	$281,888,840	$1,768,287	$—	$33,832,612	$67,173,228
End of year	$196,335,552	$211,720,830	$2,362,022	$1,768,287	$31,323,551	$33,832,612

(b)  International Small Cap Growth Fund commenced operations on March 31, 2022.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$2,173,903	$1,939,629	$11,692,368	$5,920,207
Net realized gain (loss)	(857,251)	(193,556)	(3,915,440)	(3,585,753)
Change in unrealized appreciation/(depreciation)	500,890	(6,307,176)	6,757,549	(20,840,467)
Net increase (decrease) in net assets resulting from operations	1,817,542	(4,561,103)	14,534,477	(18,506,013)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,629,693)	(1,423,098)	(124,683)	(38,158)
Class C	(25,964)	(22,262)	—	—
Class I	(529,918)	(524,930)	(13,801,746)	(6,266,171)
Class R6	—	—	—	—
Total distributions	(2,185,575)	(1,970,290)	(13,926,429)	(6,304,329)
CAPITAL SHARE TRANSACTIONS	(2,550,728)	(1,566,132)	(2,011,700)	74,786,794
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,918,761)	(8,097,525)	(1,403,652)	49,976,452
NET ASSETS
Beginning of year	$36,395,779	$44,493,304	$359,036,093	$309,059,641
End of year	$33,477,018	$36,395,779	$357,632,441	$359,036,093
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of twenty series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Merger Arbitrage Fund (commenced operations on September 29, 2023), Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund , International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund, Global Equity Fund, and International Small Cap Growth Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in Accounting Standards Codification (ASC) Topic 946: Financial Services—Investment Companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit streamlined annual and semiannual reports to shareholders that highlight key information to shareholders. Other information, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder reports and the new annual and semiannual streamlined shareholder reports.

Fund Valuation. The Trust's Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of the Trust, have designated Calamos Advisors LLC ("Calamos Advisors", or the "Advisor") to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" Calamos Advisors has adopted procedures to guide the determination of the net asset value ("NAV") on any day on which the Funds' NAVs are determined. The valuation of the Funds' investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these

www.calamos.com

Notes to Financial Statements

exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

If the Advisor's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund's NAV.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity and Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 – 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2020.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL OPPORTUNITIES FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%	0.50%	1.15%

www.calamos.com

Notes to Financial Statements

AVERAGE DAILY NET ASSETS	MERGER ARBITRAGE FUND ANNUAL RATE	INTERNATIONAL SMALL CAP GROWTH FUND ANNUAL RATE
First $500 million	1.00%	0.95%
Next $500 million	0.95%	0.90%
Over $1 billion	0.90%	0.85%

The average investment advisory fee rate as of the period ended October 31, 2023 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%
Hedged Equity Fund	0.74
Phineus Long/Short Fund	1.23
Merger Arbitrage Fund	1.00
Convertible Fund	0.73
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95
Growth Fund	0.92
Growth and Income Fund	0.68
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.10
Global Equity Fund	1.00
Global Opportunities Fund	1.00
International Small Cap Growth Fund	0.95
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended October 31, 2023, the total advisory fees waived pursuant to such agreement were $985,807 for the Market Neutral Income Fund and are included in the Statements of Operations under the caption "Expense reductions".

As of October 31, 2023, the Market Neutral Income Fund had holdings of $326.2 million in STBF. During the year from November 1, 2022 through October 31, 2023, the Market Neutral Income Fund had no subscriptions or redemptions and earned $12.3 million in dividends.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets through March 1, 2025 (except as noted) as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Calamos Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Calamos Hedged Equity Fund	1.25%	2.00%	1.00%	—
Calamos Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Calamos Merger Arbitrage Fund(1)	1.50%	2.25%	1.25%	—
Calamos Convertible Fund	1.75%	2.50%	1.50%	—
Calamos Global Convertible Fund	1.35%	2.10%	1.10%	—
Calamos Timpani Small Cap Growth Fund	1.30%	2.05%	1.05%	1.05% less the annual sub-transfer agency ratio*
Calamos Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio*
Calamos Growth Fund	1.75%	2.50%	1.50%	—
Calamos Growth and Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Calamos Dividend Growth Fund	1.35%	2.10%	1.10%	—
Calamos Select Fund	1.15%	1.90%	0.90%	—

www.calamos.com

Notes to Financial Statements

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Calamos International Growth Fund(2)	1.20%	1.95%	0.95%	0.95% less the annual sub-transfer agency ratio*
Calamos Evolving World Growth Fund	1.30%	2.05%	1.05%	—
Calamos Global Equity Fund	1.40%	2.15%	1.15%	1.15% less the annual sub-transfer agency ratio*
Calamos Global Opportunities Fund	1.22%	1.97%	0.97%	—
Calamos International Small Cap Growth Fund(3)	1.35%	2.10%	1.10%	1.10% less the annual sub-transfer agency ratio*
Calamos Total Return Bond Fund	0.90%	1.65%	0.65%	—
Calamos High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Calamos Short-Term Bond Fund	0.65%	—	0.40%	—

*  The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

(1)  The Contractual limitation is through October 31, 2026 for the Calamos Merger Arbitrage Fund.

(2)  For the Period November 1, 2022 through February 28, 2023, Class A Shares 1.10%, Class C Shares 1.85%, Class I Shares 0.85%, Class R6 Shares 0.85% less the annual sub-transfer agency ratio. For the Period March 1, 2023 through March 31, 2025, Class A Shares 1.20%, Class C Shares 1.95%, Class I Shares 0.95%, Class R6 Shares 0.95% less the annual sub-transfer agency ratio.

(3)  The Contractual limitation is through March 31, 2025 for the Calamos International Small Cap Growth Fund.

For the year ended October 31, 2023, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$985,807
Merger Arbitrage Fund	25,019
Global Convertible Fund	3,418
Timpani Small Cap Growth Fund	205,982
Timpani SMID Growth Fund	109,798
Dividend Growth Fund	124,694
Select Fund	202,897
International Growth Fund	682,887
Evolving World Growth Fund	1,467,736
Global Equity Fund	87,632
Global Opportunities Fund	597,703
International Small Cap Growth Fund	180,947
Total Return Bond Fund	113,216
High Income Opportunities Fund	153,238
Short-Term Bond Fund	1,314

These amounts are included in the Statements of Operations under the caption "Expense reductions".

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class C shares. No such fees are paid on each Fund's Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended October 31, 2023, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$16,859
Hedged Equity Fund	4,124
Phineus Long/Short Fund	28,486
Convertible Fund	8,213
Global Convertible Fund	13
Timpani Small Cap Growth Fund	10,051
Growth Fund	31,494
Growth and Income Fund	98,168
Dividend Growth Fund	1,274
Select Fund	968
International Growth Fund	1,082
Evolving World Growth Fund	4,241
Global Equity Fund	590
Global Opportunities Fund	6,347
International Small Cap Growth Fund	3
Total Return Bond Fund	47
High Income Opportunities Fund	754
Short-Term Bond Fund	33

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2023, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Merger Arbitrage Fund	47%
Timpani SMID Growth Fund	66
Select Fund	35
Global Equity Fund	27
International Small Cap Growth Fund	65
High Income Opportunities Fund	34

As of October 31, 2023, the Market Neutral Income Fund held 91.3% of the outstanding shares of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

www.calamos.com

Notes to Financial Statements

At October 31, 2023, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$140,563
Convertible Fund	142,512
Growth Fund	690,766
Growth and Income Fund	298,273
Select Fund	74,055
International Growth Fund	46,612
Evolving World Growth Fund	13,735
Global Equity Fund	23,909
Global Opportunities Fund	112,175
Total Return Bond Fund	26,903
High Income Opportunities Fund	81,608

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2023.

Interfund Lending Program and Joint Credit Agreement

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other (an "Interfund Loan") for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "InterFund Program"). The InterFund Program is subject to a number of conditions, which are discussed in detail in the Funds' statement of additional information. Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will be limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, each InterFund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund. No Interfund Loans were made during the period.

On April 30, 2021, the Trust, on behalf of the Funds, entered into a $50,000,000 Demand Discretionary Credit Agreement with State Street Bank and Trust Company (the "Credit Agreement"). Effective May 10, 2022, International Small Cap Fund was added to the Credit Agreement. On November 30, 2022, the Credit Agreement was increased to $100,000,000. Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase a Fund's net expenses and reduce a Fund's return. In addition, borrowing by a Fund may create leverage by increasing a Fund's investment exposure. This will result in changes in a Fund's net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed. Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by the Adviser and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund. At October 31, 2023, there were no borrowings under the Credit Agreement. Please see the supplement to the Prospectus and Statement of Additional Information for more information about the Credit Agreement.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments, excluding investments sold short, for the year ended October 31, 2023 are shown in the table below. Furthermore, the cost of purchases to cover short sales and the proceeds of short sales were $2,154,765,576 and $1,940,039,260 for Market Neutral income Fund, and $1,975,993,798 and $2,256,043,885 for Phineus Long/Short Fund, respectively.

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$3,451,837,024	$—	$6,828,926,520
Hedged Equity Fund	—	107,713,559	—	186,815,490

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Phineus Long/Short Fund	$—	$1,300,919,994	$—	$1,246,070,174
Merger Arbitrage Fund	—	2,133,348	—	166,918
Convertible Fund	—	360,045,677	—	531,919,077
Global Convertible Fund	—	33,616,130	—	51,488,105
Timpani Small Cap Growth Fund	—	647,464,960	—	708,216,384
Timpani SMID Growth Fund	—	41,002,280	—	40,281,865
Growth Fund	—	674,644,690	—	811,777,357
Growth and Income Fund	—	427,912,268	—	602,580,385
Dividend Growth Fund	—	4,627,796	—	7,878,764
Select Fund	—	23,115,825	—	25,143,297
International Growth Fund	—	270,738,673	—	270,008,978
Evolving World Growth Fund	—	566,924,236	—	574,673,933
Global Equity Fund	—	74,326,586	—	70,610,596
Global Opportunities Fund	8,413,638	160,762,893	7,013,318	192,600,787
International Small Cap Growth Fund	—	3,530,087	—	2,826,414
Total Return Bond Fund	11,008,069	2,610,691	8,119,363	6,894,399
High Income Opportunities Fund	—	8,482,789	—	11,170,048
Short-Term Bond Fund	25,190,176	123,278,242	20,299,449	131,867,490

The following information is presented on a federal income tax basis as of October 31, 2023. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2023 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$10,499,413,634	$2,044,149,684	$(1,428,718,077)	$615,431,607
Hedged Equity Fund	462,812,181	124,418,197	(24,521,282)	99,896,915
Phineus Long/Short Fund	189,033,021	78,373,086	(60,508,327)	17,864,759
Merger Arbitrage Fund	1,675,714	15,893	(72,147)	(56,254)
Convertible Fund	897,330,624	52,129,046	(104,527,440)	(52,398,394)
Global Convertible Fund	143,514,863	8,005,172	(26,399,068)	(18,393,896)
Timpani Small Cap Growth Fund	214,049,423	31,671,678	(8,894,758)	22,776,920
Timpani SMID Growth Fund	14,556,200	2,161,833	(588,568)	1,573,265
Growth Fund	757,587,951	412,971,860	(10,518,707)	402,453,153
Growth and Income Fund	1,356,740,324	871,453,677	(66,617,956)	804,835,721
Dividend Growth Fund	9,396,016	5,981,695	(270,648)	5,711,047
Select Fund	30,804,140	11,760,160	(641,006)	11,119,154
International Growth Fund	172,932,224	25,947,071	(8,126,173)	17,820,898
Evolving World Growth Fund	365,585,358	38,803,238	(29,974,878)	8,828,360
Global Equity Fund	63,785,253	24,512,575	(1,192,885)	23,319,690
Global Opportunities Fund	158,276,354	41,595,686	(5,960,605)	35,635,081
International Small Cap Growth Fund	2,180,173	237,602	(134,630)	102,972
Total Return Bond Fund	36,827,751	20,907	(5,465,109)	(5,444,202)
High Income Opportunities Fund	41,855,555	154,618	(5,150,577)	(4,995,959)
Short-Term Bond Fund	375,980,766	173,351	(17,527,685)	(17,354,334)

www.calamos.com

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2023, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Market Neutral Income Fund	$27,648,744	$234,059,093	$(261,707,837)
Hedged Equity Fund	0	(441,044)	441,044
Phineus Long/Short Fund	3,403,572	(2,745,778)	(657,794)
Merger Arbitrage Fund	0	0	0
Convertible Fund	2,344,170	13,401,647	(15,745,817)
Global Convertible Fund	(221,174)	229,230	(8,056)
Timpani Small Cap Growth Fund	(1,634,023)	1,634,951	(928)
Timpani SMID Growth Fund	(98,188)	97,276	912
Growth Fund	218,974	4,372,647	(4,591,621)
Growth and Income Fund	4,805,152	9,995,655	(14,800,807)
Dividend Growth Fund	264,622	0	(264,622)
Select Fund	153,683	(153,512)	(171)
International Growth Fund	0	(451,675)	451,675
Evolving World Growth Fund	(85,991)	493,893	(407,902)
Global Equity Fund	66,947	(96,408)	29,461
Global Opportunities Fund	(57,901)	1,394,419	(1,336,518)
International Small Cap Growth Fund	(6,803)	4,724	2,079
Total Return Bond Fund	0	53,275	(53,275)
High Income Opportunities Fund	(47)	19,252	(19,205)
Short-Term Bond Fund	0	1,380,711	(1,380,711)

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2023			YEAR ENDED OCTOBER 31, 2022
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$240,908,473	$—	$—	$67,150,312	$—	$—
Hedged Equity Fund	4,839,690	—	—	2,444,646	—	—
Phineus Long/Short Fund	229,407	—	—	—	—	—
Merger Arbitrage Fund	—	—	—	—	—	—
Convertible Fund	10,861,157	—	—	54,892,564	157,564,258	—
Global Convertible Fund	500,183	—	—	17,366,007	15,769,528	391
Timpani Small Cap Growth Fund	—	—	—	—	—	—
Timpani SMID Growth Fund	—	—	—	334,328	2,149,114	14
Growth Fund	—	—	—	56,615,558	131,149,309	408
Growth and Income Fund	27,666,243	61,852,810	—	55,045,973	104,835,173	—
Dividend Growth Fund	67,231	—	—	58,287	1,401,097	—
Select Fund	—	1,053,203	—	1,439,973	2,430,611	—
International Growth Fund	—	—	—	13,108,287	29,479,859	—
Evolving World Growth Fund	3,554,163	—	—	3,175,671	—	—
Global Equity Fund	89,812	3,033,133	—	1,770,057	11,645,249	—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	YEAR ENDED OCTOBER 31, 2023			YEAR ENDED OCTOBER 31, 2022
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Global Opportunities Fund	$900,161	$—	$—	$5,452,181	$9,656,929	$178
International Small Cap Growth Fund	14,950	—	—	—	—	—
Total Return Bond Fund	1,260,157	—	—	1,140,747	721,123	—
High Income Opportunities Fund	2,185,575	—	—	1,970,290	—	—
Short-Term Bond Fund	13,926,429	—	—	6,304,329	—	—

As of October 31, 2023, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND	CONVERTIBLE FUND
Undistributed ordinary income	$349,112,893	$1,112,069	$15,023,292	$4,430	$3,640,053
Undistributed capital gains	264,903,893	—	—	—	10,737,524
Total undistributed earnings	614,016,786	1,112,069	15,023,292	4,430	14,377,577
Accumulated capital and other losses	—	(39,502,002)	—	—	—
Net unrealized gains/(losses)	615,213,414	99,896,915	17,862,092	(56,254)	(52,327,642)
Total accumulated earnings/(losses)	1,229,230,200	61,506,982	32,885,384	(51,824)	(37,950,065)
Other	(178,883,887)	(185,776)	(24,466,405)	—	(460,372)
Paid-in-capital	12,884,140,409	499,559,367	927,477,300	2,110,468	873,605,733
Net assets applicable to common shareholders	$13,934,486,722	$560,880,573	$935,896,279	$2,058,644	$835,195,296
	GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$—	$3,293,976
Undistributed capital gains	—	—	—	54,359,263	88,007,206
Total undistributed earnings	—	—	—	54,359,263	91,301,182
Accumulated capital and other losses	(9,825,642)	(141,521,765)	(3,584,131)	—	—
Net unrealized gains/(losses)	(18,399,765)	22,776,920	1,573,265	402,450,107	804,835,594
Total accumulated earnings/(losses)	(28,225,407)	(118,744,845)	(2,010,866)	456,809,370	896,136,776
Other	—	—	—	(15,537,936)	(9,067,488)
Paid-in-capital	148,613,837	357,005,570	18,166,555	756,410,819	1,382,041,415
Net assets applicable to common shareholders	$120,388,430	$238,260,725	$16,155,689	$1,197,682,253	$2,269,110,703
	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$19,617	$7,503	$513,134	$1,902,247	$71,181
Undistributed capital gains	676,191	1,903,912	—	—	—
Total undistributed earnings	695,808	1,911,415	513,134	1,902,247	71,181
Accumulated capital and other losses	—	—	(19,729,439)	(115,456,741)	(87,223)
Net unrealized gains/(losses)	5,711,047	11,119,154	17,537,433	6,869,607	23,270,998
Total accumulated earnings/(losses)	6,406,855	13,030,569	(1,678,872)	(106,684,887)	23,254,956
Other	(566)	(114,056)	(71,814)	(177,728)	(591,826)
Paid-in-capital	8,825,394	30,399,621	191,331,999	468,244,799	64,684,123
Net assets applicable to common shareholders	$15,231,683	$43,316,134	$189,581,313	$361,382,184	$87,347,253

www.calamos.com

Notes to Financial Statements

	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$621,259	$—	$59,635	$60,882	$1,756,198
Undistributed capital gains	—	—	—	—	—
Total undistributed earnings	621,259	—	59,635	60,882	1,756,198
Accumulated capital and other losses	(14,549,671)	(639,912)	(1,555,259)	(11,844,971)	(9,896,025)
Net unrealized gains/(losses)	35,601,311	102,891	(5,444,202)	(4,995,959)	(17,354,334)
Total accumulated earnings/(losses)	21,672,899	(537,021)	(6,939,826)	(16,780,048)	(25,494,161)
Other	(968,757)	—	(107,943)	(115,822)	—
Paid-in-capital	175,631,410	2,899,043	38,371,320	50,372,888	383,126,602
Net assets applicable to common shareholders	$196,335,552	$2,362,022	$31,323,551	$33,477,018	$357,632,441

The following Funds had capital loss carryforwards for the year ended October 31, 2023, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Hedged Equity Fund	$10,122,784	$29,379,218
Global Convertible Fund	3,387,652	4,547,197
Timpani Small Cap Growth Fund	141,521,765	—
Timpani SMID Growth Fund	3,584,131	—
International Growth Fund	19,729,439	—
Evolving World Growth Fund	115,456,741	—
Global Equity Fund	87,223	—
Global Opportunities Fund	14,549,671	—
International Small Cap Growth Fund	595,152	42,723
Total Return Bond Fund	565,607	989,652
High Income Opportunities Fund	1,278,659	10,566,312
Short-Term Bond Fund	3,908,289	5,987,736

The capital loss carryforwards utilized in the year ended October 31, 2023 in Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund and Growth Fund are $129,720,451, $25,244,090, $12,960,751, and $744,551, respectively.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short. Other income includes income from interest on short sales of $110,283,095 and $17,711,081 on the Market Neutral Income Fund and Phineus Long/Short Fund, respectively, during the year ended October 31, 2023.

Note 6 – Derivative Instruments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between a Fund and the counterparty and the amount of collateral due from a Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, a Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among a Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that a Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to a Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. A Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2023, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

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Notes to Financial Statements

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. As of October 31, 2023, the Funds had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of October 31, 2023, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$334,662	$405,382
Purchased Options(2)	177,662,240	—
Total Return Swaps(5)	291,468	62,608
Written Options(3)	—	100,716,170
	$178,288,370	$101,184,160
	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased Options(2)	$25,351,150	$—
Written Options(3)	—	15,076,475
	$25,351,150	$15,076,475
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased Options(2)	$10,118,055	$—
Written Options(3)	—	11,101,535
	$10,118,055	$11,101,535
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$87,142	$16,390
Purchased Options(2)	1,285,050	—
	$1,372,192	$16,390
	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$1,193,090	$—
Written Options(3)	—	58,220
	$1,193,090	$58,220
	GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$102,420	$—
Written Options(3)	—	72,720
	$102,420	$72,720

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$1,932,700	$—
	$1,932,700	$—
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$40,898
Purchased Options(2)	422,315	—
	$422,315	$40,898
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$287,570	$78,878
Purchased Options(2)	5,018,654	—
	$5,306,224	$78,878
	GLOBAL EQUITY FUND
Gross amounts at fair value:
Purchased Options(2)	$139,100	$—
	$139,100	$—
	GLOBAL OPPORTUNITIES FUND
Gross amounts at fair value:
Purchased Options(2)	$1,001,070	$—
	$1,001,070	$—
	INTERNATIONAL SMALL CAP GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$6,975	$—
	$6,975	$—
	TOTAL RETURN BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$36,689
	$—	$36,689
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$547,615
	$—	$547,615

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Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$1,247	$—	$—	$1,247	$—
State Street Bank and Trust	ISDA	333,415	405,382	—	—	71,967
JPMorgan Chase Bank N.A.	ISDA	291,468	62,608	—	228,860	—
		$626,130	$467,990	$—	$230,107	$71,967
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$3,114	$199	$—	$2,915	$—
State Street Bank and Trust	ISDA	84,028	16,191	—	67,837	—
		$87,142	$16,390	$—	$70,752	$—
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$—	$40,898	$—	$—	$40,898
		$—	$40,898	$—	$—	$40,898
EVOLVING WORLD GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$287,570	$78,878	$—	$208,692	$—
		$287,570	$78,878	$—	$208,692	$—

For the year ended October 31, 2023, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD FOREIGN CURRENCY CONTRACTS(1)	PURCHASED OPTIONS(2)	FUTURES CONTRACTS(5)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	469,187,046	238,719	—	198,615	80,083,612
Hedged Equity Fund	—	16,180	—	10,180	—
Phineus Long/Short Fund	—	1,116,511	—	1,102,703	—
Convertible Fund	34,999,355	2,777	—	—	—
Global Convertible Fund	—	1,515	—	82	—
Growth Fund	—	58,100	143	58,595	—
Growth and Income Fund	2,416,128	148,122	—	13,060	—
Dividend Growth Fund	—	17	—	—	—
International Growth Fund	59,662,878	21,346	—	—	—
Evolving World Growth Fund	44,718,683	207,755	—	10,200	—
Global Equity Fund	—	1,291	—	160	—
Global Opportunities Fund	—	13,085	—	630	—
International Small Cap Growth Fund	—	67	—	—	—
Total Return Bond Fund	—	—	72	—	—
Short-Term Bond Fund	—	—	1,126	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

(1)  Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is "Investments in securities, at value".

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is "Options written, at value".

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Variation margin on open futures contracts for asset derivatives and Variation margin on open futures contracts for liability derivatives.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks through the Securities Loan Agreements. In Securities Loan Agreements, the "collateral" are the loaned securities themselves. Additionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty's affiliates or across varying types of transactions. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests any cash collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2023.

	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$130,372,948	$95,999,066	$226,372,014	$112,373,751	$110,438,813	$222,812,564	$3,559,450
Hedged Equity Fund	6,187,314	7,875,537	14,062,851	13,880,038	—	13,880,038	182,813
Phineus Long/Short Fund	11,890,737	19,252,889	31,143,626	30,569,738	—	30,569,738	573,888
Convertible Fund	36,784,235	6,842,780	43,627,015	3,513,744	38,995,899	42,509,643	1,117,372
Global Convertible Fund	5,551,209	426,730	5,977,939	576,652	5,298,962	5,875,614	102,325
Growth Fund	1,717,018	48,857,995	50,575,013	50,029,184	—	50,029,184	545,829
Growth and Income Fund	52,088,275	42,213,006	94,301,281	51,539,888	41,294,705	92,834,593	1,466,688
Dividend Growth Fund	66,806	261,525	328,331	324,889	—	324,889	3,442
Select Fund	—	1,107,677	1,107,677	1,095,331	—	1,095,331	12,346
International Growth Fund	5,053,942	5,117,682	10,171,624	9,753,260	—	9,753,260	418,364
Evolving World Growth Fund	10,539,663	3,218,431	13,758,094	13,121,053	—	13,121,053	637,041
Global Equity Fund	4,058,291	900,450	4,958,741	4,785,626	—	4,785,626	173,115

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Notes to Financial Statements

	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Global Opportunities Fund	$4,264,427	$2,119,078	$6,383,505	$3,720,292	$2,480,833	$6,201,125	$182,380
Total Return Bond Fund	719,238	98,000	817,238	—	799,984	799,984	17,254
High Income Opportunities Fund	3,958,408	226,828	4,185,236	25,049	4,091,225	4,116,274	68,962
Short-Term Bond Fund	7,108,153	6,441,565	13,549,718	—	13,258,558	13,258,558	291,160

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,241,477,841	$—	$5,241,477,841
Corporate Bonds	—	231,165,071	—	231,165,071
Convertible Preferred Stocks	65,916,992	—	—	65,916,992
Common Stocks	7,181,840,874	7,093,787	41,310,000	7,230,244,661
Investments in Affiliated Funds	326,238,322	—	—	326,238,322
Warrants	3,194,495	2,090,658	—	5,285,153
Rights	16,000	190,487	—	206,487
Purchased Options	152,024,590	25,637,650	—	177,662,240
Investment of Cash Collateral For Securities Loaned	—	130,372,948	—	130,372,948
Forward Foreign Currency Contracts	—	334,662	—	334,662
Total Return Swaps	—	291,468	—	291,468
Total	$7,729,231,273	$5,638,654,572	$41,310,000	$13,409,195,845

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Common Stocks Sold Short	$2,183,690,072	$—	$—	$2,183,690,072
Written Options	100,678,170	38,000	—	100,716,170
Forward Foreign Currency Contracts	—	405,382	—	405,382
Total Return Swaps	—	62,608	—	62,608
Total	$2,284,368,242	$505,990	$—	$2,284,874,232
	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$529,854,006	$—	$—	$529,854,006
Exchange-Traded Funds	10,393,107	—	—	10,393,107
Convertible Bonds	—	5,999,994	—	5,999,994
Purchased Options	25,351,150	—	—	25,351,150
Investment of Cash Collateral For Securities Loaned	—	6,187,314	—	6,187,314
Total	$565,598,263	$12,187,308	$—	$577,785,571
Liabilities:
Written Options	$15,076,475	$—	$—	$15,076,475
Total	$15,076,475	$—	$—	$15,076,475
	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$822,690,541	$—	$—	$822,690,541
Exchange-Traded Funds	42,625,800	—	—	42,625,800
Purchased Options	10,118,055	—	—	10,118,055
Investment of Cash Collateral For Securities Loaned	—	11,890,737	—	11,890,737
Total	$875,434,396	$11,890,737	$—	$887,325,133
Liabilities:
Common Stocks Sold Short	$101,502,066	$—	$—	$101,502,066
Exchange-Traded Funds Sold Short	567,823,752	—	—	567,823,752
Written Options	11,101,535	—	—	11,101,535
Total	$680,427,353	$—	$—	$680,427,353
	MERGER ARBITRAGE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$533,729	$—	$533,729
Corporate Bonds	—	78,663	—	78,663
Common Stocks	1,130,579	2,338	154,530	1,287,447
Total	$1,130,579	$614,730	$154,530	$1,899,839
Liabilities:
Common Stocks Sold Short	$280,379	$—	$—	$280,379
Total	$280,379	$—	$—	$280,379

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Notes to Financial Statements

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$769,345,807	$—	$769,345,807
Convertible Preferred Stocks	28,298,358	—	—	28,298,358
U.S. Government and Agency Securities	—	9,218,780	—	9,218,780
Purchased Options	1,285,050	—	—	1,285,050
Investment of Cash Collateral For Securities Loaned	—	36,784,235	—	36,784,235
Forward Foreign Currency Contracts	—	87,142	—	87,142
Total	$29,583,408	$815,435,964	$—	$845,019,372
Liabilities:
Forward Foreign Currency Contracts	$—	$16,390	$—	$16,390
Total	$—	$16,390	$—	$16,390
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$111,835,446	$—	$111,835,446
Convertible Preferred Stocks	5,596,658	—	—	5,596,658
U.S. Government and Agency Securities	—	1,002,784	—	1,002,784
Purchased Options	1,193,090	—	—	1,193,090
Investment of Cash Collateral For Securities Loaned	—	5,551,209	—	5,551,209
Total	$6,789,748	$118,389,439	$—	$125,179,187
Liabilities:
Written Options	$58,220	$—	$—	$58,220
Total	$58,220	$—	$—	$58,220
	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$236,826,343	$—	$—	$236,826,343
Total	$236,826,343	$—	$—	$236,826,343
	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$16,129,465	$—	$—	$16,129,465
Total	$16,129,465	$—	$—	$16,129,465
	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$1,158,440,301	$—	$—	$1,158,440,301
Purchased Options	102,420	—	—	102,420
Investment of Cash Collateral For Securities Loaned	—	1,717,018	—	1,717,018
Total	$1,158,542,721	$1,717,018	$—	$1,160,259,739
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures Contracts	$145,915	$—	$—	$145,915
Written Options	72,720	—	—	72,720
Total	$218,635	$—	$—	$218,635
	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$369,325,558	$—	$369,325,558
Convertible Preferred Stocks	22,495,231	6,910,945	—	29,406,176
Common Stocks	1,659,906,801	—	—	1,659,906,801
U.S. Government and Agency Securities	—	48,916,535	—	48,916,535
Purchased Options	1,932,700	—	—	1,932,700
Investment of Cash Collateral For Securities Loaned	—	52,088,275	—	52,088,275
Total	$1,684,334,732	$477,241,313	$—	$2,161,576,045
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$14,932,596	$—	$—	$14,932,596
Exchange-Traded Funds	107,661	—	—	107,661
Investment of Cash Collateral For Securities Loaned	—	66,806	—	66,806
Total	$15,040,257	$66,806	$—	$15,107,063
	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$41,923,294	$—	$—	$41,923,294
Total	$41,923,294	$—	$—	$41,923,294
	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$44,092,058	$141,184,807	$—	$185,276,865
Purchased Options	422,315	—	—	422,315
Investment of Cash Collateral For Securities Loaned	—	5,053,942	—	5,053,942
Total	$44,514,373	$146,238,749	$—	$190,753,122
Liabilities:
Forward Foreign Currency Contracts	$—	$40,898	$—	$40,898
Total	$—	$40,898	$—	$40,898

www.calamos.com

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$66,386,149	$—	$66,386,149
Common Stocks	60,935,969	228,338,647	—	289,274,616
Preferred Stock	2,985,944	—	—	2,985,944
Purchased Options	5,018,654	—	—	5,018,654
Investment of Cash Collateral For Securities Loaned	—	10,539,663	—	10,539,663
Forward Foreign Currency Contracts	—	287,570	—	287,570
Total	$68,940,567	$305,552,029	$—	$374,492,596
Liabilities:
Forward Foreign Currency Contracts	$—	$78,878	$—	$78,878
Total	$—	$78,878	$—	$78,878
	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$58,486,666	$24,420,886	$—	$82,907,552
Purchased Options	139,100	—	—	139,100
Investment of Cash Collateral For Securities Loaned	—	4,058,291	—	4,058,291
Total	$58,625,766	$28,479,177	$—	$87,104,943
	GLOBAL OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$63,256,420	$—	$63,256,420
Corporate Bonds	—	1,948,555	—	1,948,555
Convertible Preferred Stocks	3,074,229	—	—	3,074,229
Common Stocks	78,183,647	33,874,297	—	112,057,944
U.S. Government and Agency Securities	—	8,308,790	—	8,308,790
Purchased Options	1,001,070	—	—	1,001,070
Investment of Cash Collateral For Securities Loaned	—	4,264,427	—	4,264,427
Total	$82,258,946	$111,652,489	$—	$193,911,435
	INTERNATIONAL SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$523,093	$1,726,049	$—	$2,249,142
Preferred Stock	27,028	—	—	27,028
Purchased Options	6,975	—	—	6,975
Total	$557,096	$1,726,049	$—	$2,283,145

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$12,990,050	$—	$12,990,050
Bank Loans	—	1,608,015	—	1,608,015
U.S. Government and Agency Securities	—	13,595,895	—	13,595,895
Residential Mortgage Backed Securities	—	536,820	—	536,820
Asset Backed Securities	—	1,970,220	—	1,970,220
Investment of Cash Collateral For Securities Loaned	—	719,238	—	719,238
Total	$—	$31,420,238	$—	$31,420,238
Liabilities:
Futures Contracts	$36,689	$—	$—	$36,689
Total	$36,689	$—	$—	$36,689
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$88,590	$—	$88,590
Corporate Bonds	—	27,499,855	—	27,499,855
Convertible Bonds	—	284,000	—	284,000
Bank Loans	—	4,398,466	—	4,398,466
Common Stocks	282,731	76,191	—	358,922
Warrants	—	1	—	1
Convertible Preferred Stocks	—	17,750	—	17,750
Preferred Stocks	175,131	78,473	—	253,604
Investment of Cash Collateral For Securities Loaned	—	3,958,408	—	3,958,408
Total	$457,862	$36,401,734	$—	$36,859,596
	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$204,668,635	$—	$204,668,635
U.S. Government and Agency Securities	—	23,657,401	—	23,657,401
Sovereign Bonds	—	6,493,526	—	6,493,526
Bank Loans	—	27,824,429	—	27,824,429
Asset Backed Securities	—	69,431,798	—	69,431,798
Municipal Obligations	—	16,348,113	—	16,348,113
Residential Mortgage Backed Securities	—	3,641,992	—	3,641,992
Investment of Cash Collateral For Securities Loaned	—	7,108,153	—	7,108,153
Total	$—	$359,174,047	$—	$359,174,047
Liabilities:
Futures Contracts	$547,615	$—	$—	$547,615
Total	$547,615	$—	$—	$547,615

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Notes to Financial Statements

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Market Neutral Income Fund's assets and liabilities during the year ended October 31, 2023:

Investments in Securities	Balance as of October 31, 2022	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2023	Net change in Unrealized Appreciation (Depreciation) from investments still held as of October 31, 2023
Common Stocks	$—	$—	$—	$—	$—	$—	$41,310,000	$—	$41,310,000	$—
Total	$—	$—	$—	$—	$—	$—	$41,310,000	$—	$41,310,000	$—

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Merger Arbitrage Fund's assets and liabilities during the year ended October 31, 2023:

Investments in Securities	Balance as of October 31, 2022	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2023	Net change in Unrealized Appreciation (Depreciation) from investments still held as of October 31, 2023
Common Stocks	$—	$—	$—	$—	$—	$—	$154,530	$—	$154,530	$—
Total	$—	$—	$—	$—	$—	$—	$154,530	$—	$154,530	$—

As of October 31, 2023, Level 3 investments were valued by the Company using unadjusted pricing quotes obtained from dealers.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2023:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,170,301	$174,881,045	314,123	$4,355,061	1,406,590	$21,423,583
Shares issued as reinvestment of distributions	867,511	12,393,537	13,915	186,843	—	—
Less shares redeemed	(34,288,966)	(491,435,483)	(1,151,110)	(15,663,173)	(860,503)	(13,143,169)
Net increase (decrease)	(21,251,154)	$(304,160,901)	(823,072)	$(11,121,269)	546,087	$8,280,414
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,141,139	$16,548,973	153,444	$2,068,519	410,144	$5,943,464
Shares issued as reinvestment of distributions	112,172	1,605,256	1,760	22,724	—	—
Less shares redeemed	(6,048,533)	(87,408,980)	(135,503)	(1,826,078)	(364,773)	(5,312,518)
Net increase (decrease)	(4,795,222)	$(69,254,751)	19,701	$265,165	45,371	$630,946
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	187,447,512	$2,661,213,488	12,788,661	$176,576,502	25,949,835	$402,905,403
Shares issued as reinvestment of distributions	13,110,726	185,267,214	340,304	4,617,784	15,148	228,127
Less shares redeemed	(390,304,518)	(5,518,414,072)	(17,426,092)	(238,014,016)	(17,828,557)	(276,737,270)
Net increase (decrease)	(189,746,280)	$(2,671,933,370)	(4,297,127)	$(56,819,730)	8,136,426	$126,396,260
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	483,417	$6,918,049	—	$—	—	$—
Shares issued as reinvestment of distributions	34,210	484,970	—	—	—	—
Less shares redeemed	(349,530)	(4,991,947)	—	—	—	—
Net increase (decrease)	168,097	$2,411,072	—	$—	—	$—

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Notes to Financial Statements

	MERGER ARBITRAGE FUND(a)		CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	1,504,705	$28,823,555	124,764	$1,288,444
Shares issued as reinvestment of distributions	—	—	114,111	2,150,596	2,291	24,156
Less shares redeemed	—	—	(4,068,962)	(77,321,899)	(398,849)	(3,990,708)
Net increase (decrease)	10,000	$100,000	(2,450,146)	$(46,347,748)	(271,794)	$(2,678,108)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	302,944	$5,602,479	17,911	$175,953
Shares issued as reinvestment of distributions	—	—	7,504	135,456	—	—
Less shares redeemed	—	—	(824,838)	(15,151,925)	(116,401)	(1,146,474)
Net increase (decrease)	10,000	$100,000	(514,390)	$(9,413,990)	(98,490)	$(970,521)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	191,530	$1,910,468	13,481,446	$219,294,017	4,281,532	$43,701,747
Shares issued as reinvestment of distributions	—	—	499,000	8,054,555	44,862	474,411
Less shares redeemed	—	—	(20,730,117)	(336,215,159)	(5,705,217)	(57,441,972)
Net increase (decrease)	191,530	$1,910,468	(6,749,671)	$(108,866,587)	(1,378,823)	$(13,265,814)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

(a)  Calamos Merger Arbitrage Fund commenced operations on September 29, 2023.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TIMPANI SMALL CAP GROWTH FUND		TIMPANI SMID GROWTH FUND		GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	213,781	$5,334,892	9,599	$91,993	448,404	$13,637,659
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(292,028)	(7,283,307)	(2,244)	(22,479)	(3,825,623)	(118,160,284)
Net increase (decrease)	(78,247)	$(1,948,415)	7,355	$69,514	(3,377,219)	$(104,522,625)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	32,966	$836,452	—	$—	46,362	$573,172
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(35,311)	(899,810)	—	—	(405,713)	(4,801,705)
Net increase (decrease)	(2,345)	$(63,358)	—	$—	(359,351)	$(4,228,533)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,812,358	$72,418,856	168,329	$1,662,934	230,544	$10,893,185
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(5,200,522)	(133,471,595)	(96,521)	(925,541)	(664,396)	(30,871,397)
Net increase (decrease)	(2,388,164)	$(61,052,739)	71,808	$737,393	(433,852)	$(19,978,212)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	290,165	$7,218,285	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(41,692)	(1,081,342)	—	—	—	—
Net increase (decrease)	248,473	$6,136,943	—	$—	—	$—

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Notes to Financial Statements

	GROWTH AND INCOME FUND		DIVIDEND GROWTH FUND		SELECT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,395,701	$55,123,038	66,886	$934,201	21,923	$357,049
Shares issued as reinvestment of distributions	1,105,036	41,224,918	1,525	20,483	18,659	285,851
Less shares redeemed	(3,785,998)	(149,024,604)	(92,888)	(1,322,079)	(86,039)	(1,415,180)
Net increase (decrease)	(1,285,261)	$(52,676,648)	(24,477)	$(367,395)	(45,457)	$(772,280)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	333,444	$13,342,934	26,870	$371,068	1,006	$14,390
Shares issued as reinvestment of distributions	72,707	2,706,158	364	4,659	347	4,429
Less shares redeemed	(567,882)	(22,558,728)	(29,170)	(409,286)	(5,508)	(75,176)
Net increase (decrease)	(161,731)	$(6,509,636)	(1,936)	$(33,559)	(4,155)	$(56,357)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,530,219	$132,943,429	179,291	$2,720,520	91,036	$1,481,648
Shares issued as reinvestment of distributions	1,131,090	40,224,840	3,110	41,829	46,957	747,078
Less shares redeemed	(5,335,877)	(198,352,324)	(416,596)	(5,901,420)	(187,861)	(3,079,292)
Net increase (decrease)	(674,568)	$(25,184,055)	(234,195)	$(3,139,071)	(49,868)	$(850,566)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	338,993	$12,207,180	—	$—	—	$—
Shares issued as reinvestment of distributions	21,604	774,460	—	—	—	—
Less shares redeemed	(71,796)	(2,665,015)	—	—	—	—
Net increase (decrease)	288,801	$10,316,625	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	256,761	$4,451,721	565,595	$9,160,185	85,674	$1,051,791
Shares issued as reinvestment of distributions	—	—	16,179	255,623	70,675	795,802
Less shares redeemed	(740,569)	(12,753,986)	(647,793)	(10,312,912)	(301,037)	(3,670,818)
Net increase (decrease)	(483,808)	$(8,302,265)	(66,019)	$(897,104)	(144,688)	$(1,823,225)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,311	$119,516	25,567	$380,930	7,374	$71,977
Shares issued as reinvestment of distributions	—	—	—	—	4,013	36,318
Less shares redeemed	(63,336)	(912,752)	(199,158)	(2,937,159)	(25,671)	(249,212)
Net increase (decrease)	(55,025)	$(793,236)	(173,591)	$(2,556,229)	(14,284)	$(140,917)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,281,140	$57,478,839	11,322,989	$185,490,477	1,150,279	$15,507,044
Shares issued as reinvestment of distributions	—	—	205,070	3,266,770	184,546	2,188,709
Less shares redeemed	(2,426,078)	(43,942,761)	(11,733,016)	(189,295,685)	(402,657)	(5,110,431)
Net increase (decrease)	855,062	$13,536,078	(204,957)	$(538,438)	932,168	$12,585,322
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	64,500	$1,169,046	—	$—	6,358	$79,421
Shares issued as reinvestment of distributions	—	—	—	—	40	477
Less shares redeemed	(49,940)	(897,244)	—	—	(3)	(38)
Net increase (decrease)	14,560	$271,802	—	$—	6,395	$79,860

www.calamos.com

Notes to Financial Statements

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL SMALL CAP GROWTH FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	841,115	$8,263,851	4,126	$33,328	88,728	$798,909
Shares issued as reinvestment of distributions	29,808	304,335	10	77	49,508	438,950
Less shares redeemed	(1,764,946)	(17,425,978)	(3,113)	(24,904)	(425,660)	(3,801,898)
Net increase (decrease)	(894,023)	$(8,857,792)	1,023	$8,501	(287,424)	$(2,564,039)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	194,062	$1,612,104	3,690	$28,189	1,794	$16,045
Shares issued as reinvestment of distributions	781	6,767	23	182	1,348	11,954
Less shares redeemed	(259,535)	(2,157,512)	(3,708)	(29,884)	(27,855)	(245,982)
Net increase (decrease)	(64,692)	$(538,641)	5	$(1,513)	(24,713)	$(217,983)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,795,086	$28,665,714	78,640	$636,833	867,270	$7,722,963
Shares issued as reinvestment of distributions	52,626	560,275	1,839	14,635	83,382	738,883
Less shares redeemed	(4,470,328)	(45,956,185)	—	—	(803,160)	(7,161,353)
Net increase (decrease)	(1,622,616)	$(16,730,196)	80,479	$651,468	147,492	$1,300,493
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	7	56	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	7	$56	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	125,036	$930,176	286,429	$2,682,456
Shares issued as reinvestment of distributions	209,678	1,549,071	13,227	123,782
Less shares redeemed	(504,389)	(3,731,630)	(150,216)	(1,408,916)
Net increase (decrease)	(169,675)	$(1,252,383)	149,440	$1,397,322
Class C	Shares	Dollars	Shares	Dollars
Shares sold	18,288	$144,615	—	$—
Shares issued as reinvestment of distributions	3,282	25,955	—	—
Less shares redeemed	(25,382)	(201,323)	—	—
Net increase (decrease)	(3,812)	$(30,753)	—	$—
Class I	Shares	Dollars	Shares	Dollars
Shares sold	272,227	$2,016,027	1,665,162	$15,595,621
Shares issued as reinvestment of distributions	69,814	515,875	144,315	1,349,695
Less shares redeemed	(516,836)	(3,799,494)	(2,181,708)	(20,354,338)
Net increase (decrease)	(174,795)	$(1,267,592)	(372,231)	$(3,409,022)
Class R6	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—
Net increase (decrease)	—	$—	—	$—

www.calamos.com

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2022:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	33,416,629	$480,597,207	1,729,518	$24,861,744	1,367,804	$20,814,938
Shares issued as reinvestment of distributions	142,979	2,012,211	7,536	105,853	—	—
Less shares redeemed	(34,938,628)	(494,152,004)	(1,492,083)	(20,606,634)	(908,010)	(13,646,441)
Net increase (decrease)	(1,379,020)	$(11,542,586)	244,971	$4,360,963	459,794	$7,168,497
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,359,254	$77,840,039	216,029	$2,952,619	450,627	$6,512,659
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(5,149,618)	(73,465,291)	(82,788)	(1,125,448)	(217,039)	(3,146,259)
Net increase (decrease)	209,636	$4,374,748	133,241	$1,827,171	233,588	$3,366,400
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	449,267,900	$6,380,594,057	20,185,735	$282,931,966	27,530,365	$424,306,901
Shares issued as reinvestment of distributions	3,823,767	53,144,384	167,105	2,329,953	—	—
Less shares redeemed	(418,040,213)	(5,807,275,155)	(13,697,320)	(186,233,550)	(10,925,487)	(164,642,756)
Net increase (decrease)	35,051,454	$626,463,286	6,655,520	$99,028,369	16,604,878	$259,664,145
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,848,988	$183,489,735	—	$—	—	$—
Shares issued as reinvestment of distributions	39,768	546,242	—	—	—	—
Less shares redeemed	(10,288,626)	(139,203,963)	—	—	—	—
Net increase (decrease)	2,600,130	$44,832,014	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,958,928	$42,089,291	107,978	$1,306,291	476,181	$14,861,366
Shares issued as reinvestment of distributions	1,982,992	45,106,908	171,157	2,094,959	—	—
Less shares redeemed	(3,596,705)	(75,287,073)	(365,752)	(3,944,262)	(407,923)	(12,421,882)
Net increase (decrease)	345,215	$11,909,126	(86,617)	$(543,012)	68,258	$2,439,484
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	297,979	$6,194,650	59,674	$710,530	133,685	$4,567,938
Shares issued as reinvestment of distributions	372,254	8,282,648	57,982	688,248	—	—
Less shares redeemed	(1,043,405)	(21,404,792)	(123,280)	(1,363,701)	(41,821)	(1,205,095)
Net increase (decrease)	(373,172)	$(6,927,494)	(5,624)	$35,077	91,864	$3,362,843
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,061,409	$323,015,317	5,707,273	$64,103,440	8,060,814	$268,408,302
Shares issued as reinvestment of distributions	7,781,222	151,456,381	2,463,533	30,153,639	—	—
Less shares redeemed	(31,825,456)	(576,328,924)	(13,434,789)	(150,750,391)	(6,206,325)	(186,523,352)
Net increase (decrease)	(5,982,825)	$(101,857,226)	(5,263,983)	$(56,493,312)	1,854,489	$81,884,950
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	457,378	$15,496,235
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(311,499)	(8,936,560)
Net increase (decrease)	—	$—	—	$—	145,879	$6,559,675

www.calamos.com

Notes to Financial Statements

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	35,268	$377,269	805,432	$29,007,364	1,577,898	$67,773,292
Shares issued as reinvestment of distributions	1,258	17,064	3,649,882	141,615,426	1,671,502	74,377,578
Less shares redeemed	(15,295)	(153,848)	(3,891,971)	(134,061,085)	(3,742,633)	(157,611,231)
Net increase (decrease)	21,231	$240,485	563,343	$36,561,705	(493,233)	$(15,460,361)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	59,922	$882,302	549,078	$23,529,048
Shares issued as reinvestment of distributions	—	—	383,579	5,849,577	107,166	4,851,411
Less shares redeemed	—	—	(554,289)	(7,618,188)	(507,554)	(21,618,671)
Net increase (decrease)	—	$—	(110,788)	$(886,309)	148,690	$6,761,788
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	196,721	$2,271,211	245,554	$12,804,961	4,514,729	$183,580,235
Shares issued as reinvestment of distributions	177,113	2,419,370	483,617	28,480,183	1,699,167	71,724,554
Less shares redeemed	(172,744)	(2,005,300)	(897,150)	(47,276,537)	(5,762,414)	(228,175,183)
Net increase (decrease)	201,090	$2,685,281	(167,979)	$(5,991,393)	451,482	$27,129,606
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,006	$48,233	—	$—	384,521	$15,255,602
Shares issued as reinvestment of distributions	3,440	46,994	—	—	9,937	409,283
Less shares redeemed	—	—	—	—	(67,028)	(2,594,205)
Net increase (decrease)	7,446	$95,227	—	$—	327,430	$13,070,680

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	101,442	$1,544,378	58,525	$1,017,078	598,449	$11,738,319
Shares issued as reinvestment of distributions	26,908	420,845	53,515	983,612	449,071	10,122,059
Less shares redeemed	(42,193)	(642,307)	(72,812)	(1,267,711)	(759,164)	(15,202,096)
Net increase (decrease)	86,157	$1,322,916	39,228	$732,979	288,356	$6,658,282
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	81,257	$1,126,742	979	$12,900	12,124	$219,252
Shares issued as reinvestment of distributions	10,240	153,491	4,089	63,375	33,222	628,226
Less shares redeemed	(41,410)	(598,268)	(42,908)	(639,915)	(49,244)	(858,782)
Net increase (decrease)	50,087	$681,965	(37,840)	$(563,640)	(3,898)	$(11,304)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	276,953	$4,136,647	166,871	$2,938,755	1,470,202	$30,576,518
Shares issued as reinvestment of distributions	56,033	876,353	145,162	2,762,434	1,294,238	30,388,703
Less shares redeemed	(179,350)	(2,683,777)	(272,265)	(4,921,169)	(2,524,778)	(53,119,293)
Net increase (decrease)	153,636	$2,329,223	39,768	$780,020	239,662	$7,845,928
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	260,145	$4,892,431
Shares issued as reinvestment of distributions	—	—	—	—	9,913	235,038
Less shares redeemed	—	—	—	—	(67,655)	(1,340,574)
Net increase (decrease)	—	$—	—	$—	202,403	$3,786,895
www.calamos.com

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	792,429	$14,519,997	163,327	$2,279,703	1,088,375	$12,903,771
Shares issued as reinvestment of distributions	8,171	165,063	201,704	3,080,018	503,552	5,816,024
Less shares redeemed	(717,551)	(13,643,363)	(293,951)	(4,102,636)	(1,529,480)	(17,020,570)
Net increase (decrease)	83,049	$1,041,697	71,080	$1,257,085	62,447	$1,699,225
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	54,708	$946,233	14,131	$158,930	340,975	$3,131,965
Shares issued as reinvestment of distributions	—	—	14,803	184,890	65,588	644,077
Less shares redeemed	(374,763)	(6,679,062)	(47,824)	(512,505)	(350,910)	(3,074,317)
Net increase (decrease)	(320,055)	$(5,732,829)	(18,890)	$(168,685)	55,653	$701,725
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,249,000	$224,001,306	178,242	$2,734,794	6,178,298	$71,792,097
Shares issued as reinvestment of distributions	146,559	2,986,867	607,155	9,732,703	673,478	8,081,729
Less shares redeemed	(13,482,472)	(252,789,560)	(1,903,888)	(30,858,817)	(6,062,855)	(67,904,821)
Net increase (decrease)	(1,086,913)	$(25,801,387)	(1,118,491)	$(18,391,320)	788,921	$11,969,005
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	1,079	17,305	—	—
Less shares redeemed	—	—	(8,911)	(132,150)	—	—
Net increase (decrease)	—	$—	(7,832)	$(114,845)	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL SMALL CAP GROWTH FUND(a)		TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,678	$15,000	123,447	$1,211,083	252,917	$2,033,928
Shares issued as reinvestment of distributions	—	—	64,636	637,786	171,917	1,343,273
Less shares redeemed	—	—	(607,540)	(5,953,120)	(783,609)	(6,366,587)
Net increase (decrease)	1,678	$15,000	(419,457)	$(4,104,251)	(358,775)	$(2,989,386)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	18,746	$190,543	8,316	$73,900
Shares issued as reinvestment of distributions	—	—	2,365	23,491	2,666	22,262
Less shares redeemed	—	—	(33,217)	(315,063)	(24,601)	(203,280)
Net increase (decrease)	1,000	$10,000	(12,106)	$(101,029)	(13,619)	$(107,118)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	227,101	$2,212,334	506,117	$4,770,630	729,592	$5,834,515
Shares issued as reinvestment of distributions	—	—	111,309	1,111,405	65,707	512,816
Less shares redeemed	—	—	(2,614,273)	(26,700,414)	(621,832)	(4,816,959)
Net increase (decrease)	227,101	$2,212,334	(1,996,847)	$(20,818,379)	173,467	$1,530,372
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	1,000	$10,000	—	$—	—	$—

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

www.calamos.com

Notes to Financial Statements

	SHORT-TERM BOND FUND
Class A	Shares	Dollars
Shares sold	522,033	$4,960,770
Shares issued as reinvestment of distributions	3,445	32,935
Less shares redeemed	(564,631)	(5,358,149)
Net increase (decrease)	(39,153)	$(364,444)
Class C	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	—	$—
Class I	Shares	Dollars
Shares sold	9,802,212	$96,319,676
Shares issued as reinvestment of distributions	69,370	661,301
Less shares redeemed	(2,333,029)	(21,829,739)
Net increase (decrease)	7,538,553	$75,151,238
Class R6	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$13.84		$14.63		$13.77		$13.47		$13.52
Income from investment operations:
Net investment income (loss)(a)	0.01		(0.04)		(0.45)		0.19		0.27
Net realized and unrealized gain (loss)	1.07		(0.72)		1.37		0.24		0.28
Total from investment operations	1.08		(0.76)		0.92		0.43		0.55
Distributions:
Dividends from net investment income	(0.20)		(0.03)		(0.06)		(0.13)		(0.19)
Dividends from net realized gains	—		—		—		—		(0.41)
Total distributions**	(0.20)		(0.03)		(0.06)		(0.13)		(0.60)
Net asset value, end of year	$14.72		$13.84		$14.63		$13.77		$13.47
Ratios and supplemental data:
Total return(b)	7.76%		(5.22%)		6.67%		3.27%		4.32%
Net assets, end of year (000)	$1,009,976		$1,244,117		$1,334,984		$817,405		$744,356
Ratio of net expenses to average net assets	1.20	%(c)	1.16	%(d)	1.14	%(e)	1.20	%(f)	1.24	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%		1.17%		1.14%		1.21%		1.24%
Ratio of net investment income (loss) to average net assets	0.06%		(1.12%)		(3.15%)		1.43%		2.04%
	Year Ended October 31,
	2023		2022		2021		2020		2019
Portfolio turnover rate	28%		41%		49%		77%		74%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.01% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$13.92		$14.80		$13.98		$13.70		$13.73
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.27)		(0.57)		0.10		0.18
Net realized and unrealized gain (loss)	1.07		(0.61)		1.39		0.24		0.28
Total from investment operations	0.97		(0.88)		0.82		0.34		0.46
Distributions:
Dividends from net investment income	(0.10)		—		(0.00	)*	(0.06)		(0.08)
Dividends from net realized gains	—		—		—		—		(0.41)
Total distributions**	(0.10)		—		(0.00	)*	(0.06)		(0.49)
Net asset value, end of year	$14.79		$13.92		$14.80		$13.98		$13.70
Ratios and supplemental data:
Total return(b)	6.93%		(5.95%)		5.88%		2.46%		3.56%
Net assets, end of year (000)	$254,478		$306,312		$322,432		$252,490		$261,352
Ratio of net expenses to average net assets	1.95	%(c)	1.91	%(d)	1.89	%(e)	1.95	%(f)	1.98	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%		1.92%		1.89%		1.96%		1.99%
Ratio of net investment income (loss) to average net assets	(0.69%)		(1.87%)		(3.92%)		0.70%		1.31%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.77% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$13.68		$14.45		$13.60		$13.30		$13.36
Income from investment operations:
Net investment income (loss)(a)	0.04		(0.12)		(0.41)		0.22		0.30
Net realized and unrealized gain (loss)	1.06		(0.59)		1.35		0.24		0.28
Total from investment operations	1.10		(0.71)		0.94		0.46		0.58
Distributions:
Dividends from net investment income	(0.24)		(0.06)		(0.09)		(0.16)		(0.23)
Dividends from net realized gains	—		—		—		—		(0.41)
Total distributions**	(0.24)		(0.06)		(0.09)		(0.16)		(0.64)
Net asset value, end of year	$14.54		$13.68		$14.45		$13.60		$13.30
Ratios and supplemental data:
Total return(b)	8.07%		(5.01%)		6.92%		3.51%		4.62%
Net assets, end of year (000)	$12,620,874		$14,470,090		$14,780,637		$9,207,961		$7,709,445
Ratio of net expenses to average net assets	0.95	%(c)	0.91	%(d)	0.89	%(e)	0.95	%(f)	0.99	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	0.95%		0.92%		0.89%		0.96%		0.99%
Ratio of net investment income (loss) to average net assets	0.31%		(0.87%)		(2.90%)		1.66%		2.28%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.77% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.76% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31,						June 23, 2020• through October 31,
	2023		2022		2021		2020
Net asset value, beginning of period	$13.68		$14.46		$13.61		$13.35
Income from investment operations:
Net investment income (loss)(a)	0.06		(0.11)		(0.38)		0.05
Net realized and unrealized gain (loss)	1.05		(0.60)		1.33		0.21
Total from investment operations	1.11		(0.71)		0.95		0.26
Distributions:
Dividends from net investment income	(0.25)		(0.07)		(0.10)		—
Dividends from net realized gains	—		—		—		—
Total distributions**	(0.25)		(0.07)		(0.10)		—
Net asset value, end of period	$14.54		$13.68		$14.46		$13.61
Ratios and supplemental data:
Total return(b)	8.08%		(4.94%)		6.99%		1.95%
Net assets, end of year (000)	$49,159		$43,956		$8,846		$10
Ratio of net expenses to average net assets	0.86	%(c)	0.86	%(d)	0.82	%(e)	0.77	%(f)(g)
Ratio of gross expenses to average net assets prior to expense reductions	0.87%		0.87%		0.83%		0.77	%(g)
Ratio of net investment income (loss) to average net assets	0.40%		(0.82%)		(2.64%)		1.06	%(g)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.69% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.69% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.

(g)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.08	$14.66	$12.35	$11.88	$11.44
Income from investment operations:
Net investment income (loss)(a)	0.08	0.06	0.06	0.10	0.10
Net realized and unrealized gain (loss)	0.98	(1.60)	2.32	0.47	0.64
Total from investment operations	1.06	(1.54)	2.38	0.57	0.74
Distributions:
Dividends from net investment income	(0.09)	(0.04)	(0.07)	(0.10)	(0.05)
Dividends from net realized gains	—	—	—	—	(0.25)
Total distributions**	(0.09)	(0.04)	(0.07)	(0.10)	(0.30)
Net asset value, end of year	$14.05	$13.08	$14.66	$12.35	$11.88
Ratios and supplemental data:
Total return(b)	8.10%	(10.51%)	19.20%	4.92%	6.65%
Net assets, end of year (000)	$24,754	$33,814	$34,309	$15,782	$10,412
Ratio of net expenses to average net assets	1.17%	1.16%	1.17%	1.15%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.17%	1.16%	1.17%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	0.58%	0.42%	0.44%	0.84%	0.86%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	19%	32%	39%	57%	82%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.78	$14.39	$12.18	$11.72	$11.35
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.04)	(0.04)	0.01	0.01
Net realized and unrealized gain (loss)	0.96	(1.57)	2.28	0.48	0.63
Total from investment operations	0.93	(1.61)	2.24	0.49	0.64
Distributions:
Dividends from net investment income	(0.04)	—	(0.03)	(0.03)	(0.02)
Dividends from net realized gains	—	—	—	—	(0.25)
Total distributions**	(0.04)	—	(0.03)	(0.03)	(0.27)
Net asset value, end of year	$13.67	$12.78	$14.39	$12.18	$11.72
Ratios and supplemental data:
Total return(b)	7.28%	(11.19%)	18.43%	4.19%	5.88%
Net assets, end of year (000)	$8,703	$7,884	$6,960	$3,429	$2,151
Ratio of net expenses to average net assets	1.92%	1.91%	1.92%	1.90%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.92%	1.91%	1.92%	1.95%	1.96%
Ratio of net investment income (loss) to average net assets	(0.20%)	(0.31%)	(0.30%)	0.08%	0.11%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.09	$14.66	$12.34	$11.87	$11.45
Income from investment operations:
Net investment income (loss)(a)	0.11	0.10	0.10	0.13	0.13
Net realized and unrealized gain (loss)	0.99	(1.61)	2.31	0.47	0.64
Total from investment operations	1.10	(1.51)	2.41	0.60	0.77
Distributions:
Dividends from net investment income	(0.12)	(0.06)	(0.09)	(0.13)	(0.10)
Dividends from net realized gains	—	—	—	—	(0.25)
Total distributions**	(0.12)	(0.06)	(0.09)	(0.13)	(0.35)
Net asset value, end of year	$14.07	$13.09	$14.66	$12.34	$11.87
Ratios and supplemental data:
Total return(b)	8.41%	(10.33%)	19.60%	5.09%	7.01%
Net assets, end of year (000)	$527,423	$547,166	$514,903	$342,851	$224,234
Ratio of net expenses to average net assets	0.92%	0.91%	0.92%	0.90%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.92%	0.91%	0.92%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	0.81%	0.69%	0.73%	1.09%	1.12%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$14.60		$15.46		$11.18		$11.63		$12.15
Income from investment operations:
Net investment income (loss)(a)	0.19		(0.06)		(0.13)		(0.08)		0.04
Net realized and unrealized gain (loss)	0.14		(0.80)		4.41		(0.36)		(0.12)
Total from investment operations	0.33		(0.86)		4.28		(0.44)		(0.08)
Distributions:
Dividends from net investment income	—		—		—		(0.01)		—
Dividends from net realized gains	—		—		—		—		(0.44)
Return of capital	—		—		—		(0.00	)*	—
Total distributions**	—		—		—		(0.01)		(0.44)
Net asset value, end of year	$14.93		$14.60		$15.46		$11.18		$11.63
Ratios and supplemental data:
Total return(b)	2.12%		(5.44%)		38.19%		(3.77%)		(0.45%)
Net assets, end of year (000)	$65,214		$55,800		$51,971		$40,748		$76,689
Ratio of net expenses to average net assets	2.38	%(c)	2.38	%(d)	2.34	%(e)	2.91	%(f)	2.95	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	2.38%		2.38%		2.34%		2.92%		2.96%
Ratio of net investment income (loss) to average net assets	1.21%		(0.43%)		(0.88%)		(0.68%)		0.33%
	Year Ended October 31,
	2023		2022		2021		2020		2019
Portfolio turnover rate	194%		214%		211%		206%		135%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.67% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$13.90		$14.83		$10.80		$11.32		$11.92
Income from investment operations:
Net investment income (loss)(a)	0.07		(0.17)		(0.24)		(0.16)		(0.05)
Net realized and unrealized gain (loss)	0.14		(0.76)		4.27		(0.36)		(0.11)
Total from investment operations	0.21		(0.93)		4.03		(0.52)		(0.16)
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		(0.44)
Return of capital	—		—		—		(0.00	)*	—
Total distributions**	—		—		—		(0.00	)*	(0.44)
Net asset value, end of year	$14.11		$13.90		$14.83		$10.80		$11.32
Ratios and supplemental data:
Total return(b)	1.37%		(6.20%)		37.31%		(4.59%)		(1.15%)
Net assets, end of year (000)	$32,461		$31,352		$29,980		$22,528		$38,072
Ratio of net expenses to average net assets	3.13	%(c)	3.12	%(d)	3.09	%(e)	3.65	%(f)	3.69	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	3.13%		3.12%		3.09%		3.65%		3.70%
Ratio of net investment income (loss) to average net assets	0.46%		(1.19%)		(1.63%)		(1.43%)		(0.42%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.42% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$14.81		$15.64		$11.28		$11.75		$12.23
Income from investment operations:
Net investment income (loss)(a)	0.23		(0.02)		(0.10)		(0.05)		0.07
Net realized and unrealized gain (loss)	0.13		(0.81)		4.46		(0.37)		(0.11)
Total from investment operations	0.36		(0.83)		4.36		(0.42)		(0.04)
Distributions:
Dividends from net investment income	(0.00	)*	—		—		(0.02)		—
Dividends from net realized gains	—		—		—		—		(0.44)
Return of capital	—		—		—		(0.03)		—
Total distributions**	(0.00	)*	—		—		(0.05)		(0.44)
Net asset value, end of year	$15.17		$14.81		$15.64		$11.28		$11.75
Ratios and supplemental data:
Total return(b)	2.40%		(5.25%)		38.69%		(3.67%)		(0.16%)
Net assets, end of year (000)	$838,221		$697,472		$476,965		$344,843		$678,157
Ratio of net expenses to average net assets	2.13	%(c)	2.14	%(d)	2.09	%(e)	2.64	%(f)	2.68	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	2.13%		2.14%		2.09%		2.65%		2.69%
Ratio of net investment income (loss) to average net assets	1.48%		(0.12)%		(0.63%)		(0.42%)		0.57%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2023.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.38% for the year ended October 31, 2022.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.42% for the year ended October 31, 2021.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Merger Arbitrage Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	September 29, 2023• through October 31, 2023
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00
Net realized and unrealized gain (loss)	(0.27)
Total from investment operations	(0.27)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$9.73
Ratios and supplemental data:
Total return(b)	(2.70%)
Net assets, end of year (000)	$97
Ratio of net expenses to average net assets	1.50	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	6.06	%(c)
Ratio of net investment income (loss) to average net assets	0.52	%(c)
	September 29, 2023• through October 31, 2023
Portfolio turnover rate	13	%(d)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Not annualized.

www.calamos.com

Calamos Merger Arbitrage Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	September 29, 2023• through October 31, 2023
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00
Net realized and unrealized gain (loss)	(0.28)
Total from investment operations	(0.28)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$9.72
Ratios and supplemental data:
Total return(b)	(2.80%)
Net assets, end of year (000)	$97
Ratio of net expenses to average net assets	2.25	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	6.81	%(c)
Ratio of net investment income (loss) to average net assets	(0.23	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Merger Arbitrage Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	September 29, 2023• through October 31, 2023
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss)	(0.28)
Total from investment operations	(0.27)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of year	$9.73
Ratios and supplemental data:
Total return(b)	(2.70%)
Net assets, end of year (000)	$1,864
Ratio of net expenses to average net assets	1.25	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	5.81	%(c)
Ratio of net investment income (loss) to average net assets	1.13	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$18.57	$27.25	$22.78	$17.45	$18.11
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.27)	(0.61)	0.47	0.51
Net realized and unrealized gain (loss)	(0.15)	(5.20)	6.68	4.99	1.00
Total from investment operations	(0.23)	(5.47)	6.07	5.46	1.51
Distributions:
Dividends from net investment income	(0.16)	(0.02)	(0.06)	(0.13)	(0.35)
Dividends from net realized gains	—	(3.19)	(1.54)	—	(1.82)
Total distributions**	(0.16)	(3.21)	(1.60)	(0.13)	(2.17)
Net asset value, end of year	$18.18	$18.57	$27.25	$22.78	$17.45
Ratios and supplemental data:
Total return(b)	(1.26%)	(22.29%)	27.09%	31.58%	10.02%
Net assets, end of year (000)	$243,516	$294,233	$422,476	$333,481	$245,948
Ratio of net expenses to average net assets	1.13%	1.10%	1.08%	1.13%	1.16%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.10%	1.08%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets	(0.44%)	(1.30%)	(2.35%)	2.37%	2.98%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	40%	39%	41%	71%	37%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$18.03	$26.73	$22.48	$17.27	$17.92
Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.42)	(0.80)	0.32	0.39
Net realized and unrealized gain (loss)	(0.13)	(5.09)	6.59	4.93	0.99
Total from investment operations	(0.35)	(5.51)	5.79	5.25	1.38
Distributions:
Dividends from net investment income	(0.06)	—	—	(0.04)	(0.21)
Dividends from net realized gains	—	(3.19)	(1.54)	—	(1.82)
Total distributions**	(0.06)	(3.19)	(1.54)	(0.04)	(2.03)
Net asset value, end of year	$17.62	$18.03	$26.73	$22.48	$17.27
Ratios and supplemental data:
Total return(b)	(2.01%)	(22.88%)	26.16%	30.53%	9.21%
Net assets, end of year (000)	$31,773	$41,804	$71,925	$56,935	$56,070
Ratio of net expenses to average net assets	1.88%	1.85%	1.83%	1.88%	1.91%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.85%	1.83%	1.88%	1.91%
Ratio of net investment income (loss) to average net assets	(1.19%)	(2.04%)	(3.10%)	1.65%	2.34%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.91	$23.82	$20.05	$15.38	$16.23
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.19)	(0.48)	0.46	0.49
Net realized and unrealized gain (loss)	(0.12)	(4.49)	5.86	4.39	0.88
Total from investment operations	(0.15)	(4.68)	5.38	4.85	1.37
Distributions:
Dividends from net investment income	(0.21)	(0.04)	(0.07)	(0.18)	(0.40)
Dividends from net realized gains	—	(3.19)	(1.54)	—	(1.82)
Total distributions**	(0.21)	(3.23)	(1.61)	(0.18)	(2.22)
Net asset value, end of year	$15.55	$15.91	$23.82	$20.05	$15.38
Ratios and supplemental data:
Total return(b)	(1.04%)	(22.09%)	27.40%	31.91%	10.31%
Net assets, end of year (000)	$559,907	$680,441	$1,161,030	$773,460	$442,907
Ratio of net expenses to average net assets	0.88%	0.85%	0.83%	0.88%	0.91%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	0.85%	0.83%	0.88%	0.91%
Ratio of net investment income (loss) to average net assets	(0.19%)	(1.04%)	(2.09%)	2.60%	3.21%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.59	$14.85	$13.48	$11.08	$10.81
Income from investment operations:
Net investment income (loss)(a)	(0.15)	(0.01)	(0.44)	0.24	0.10
Net realized and unrealized gain (loss)	0.60	(3.45)	2.95	2.37	0.70
Total from investment operations	0.45	(3.46)	2.51	2.61	0.80
Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.01)	(0.06)	(0.22)
Dividends from net realized gains	—	(1.79)	(1.13)	(0.15)	(0.31)
Total distributions**	(0.03)	(1.80)	(1.14)	(0.21)	(0.53)
Net asset value, end of year	$10.01	$9.59	$14.85	$13.48	$11.08
Ratios and supplemental data:
Total return(b)	4.78%	(26.01%)	18.86%	23.93%	7.90%
Net assets, end of year (000)	$8,455	$10,698	$17,865	$11,231	$8,998
Ratio of net expenses to average net assets	1.34%	1.28%	1.25%	1.33%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.28%	1.25%	1.34%	1.32%
Ratio of net investment income (loss) to average net assets	(1.48%)	(0.11%)	(2.96%)	1.96%	0.91%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	27%	31%	35%	48%	45%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.23	$14.47	$13.25	$10.93	$10.69
Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.09)	(0.54)	0.14	0.02
Net realized and unrealized gain (loss)	0.59	(3.36)	2.89	2.35	0.69
Total from investment operations	0.37	(3.45)	2.35	2.49	0.71
Distributions:
Dividends from net investment income	—	—	—	(0.02)	(0.16)
Dividends from net realized gains	—	(1.79)	(1.13)	(0.15)	(0.31)
Total distributions**	—	(1.79)	(1.13)	(0.17)	(0.47)
Net asset value, end of year	$9.60	$9.23	$14.47	$13.25	$10.93
Ratios and supplemental data:
Total return(b)	4.01%	(26.58%)	17.95%	23.09%	7.01%
Net assets, end of year (000)	$2,615	$3,425	$5,448	$4,824	$3,409
Ratio of net expenses to average net assets	2.09%	2.03%	2.00%	2.08%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.03%	2.00%	2.09%	2.07%
Ratio of net investment income (loss) to average net assets	(2.23%)	(0.85%)	(3.72%)	1.21%	0.16%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.60	$14.87	$13.50	$11.08	$10.82
Income from investment operations:
Net investment income (loss)(a)	(0.13)	0.01	(0.40)	0.26	0.12
Net realized and unrealized gain (loss)	0.61	(3.46)	2.94	2.39	0.70
Total from investment operations	0.48	(3.45)	2.54	2.65	0.82
Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.04)	(0.08)	(0.25)
Dividends from net realized gains	—	(1.79)	(1.13)	(0.15)	(0.31)
Total distributions**	(0.04)	(1.82)	(1.17)	(0.23)	(0.56)
Net asset value, end of year	$10.04	$9.60	$14.87	$13.50	$11.08
Ratios and supplemental data:
Total return(b)	5.00%	(25.82%)	19.09%	24.36%	8.09%
Net assets, end of year (000)	$109,319	$117,766	$260,688	$192,475	$120,526
Ratio of net expenses to average net assets	1.09%	1.03%	1.00%	1.08%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.03%	1.00%	1.09%	1.07%
Ratio of net investment income (loss) to average net assets	(1.23%)	0.13%	(2.71%)	2.19%	1.16%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A*
	Year Ended October 31,				May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019†		2018
Net asset value, beginning of year	$26.35	$42.31	$29.18	$22.31	$22.51		$25.02		$18.54
Income from investment operations:
Net investment income (loss)(a)	(0.26)	(0.24)	(0.45)	(0.28)	(0.11)		(0.29)		(0.28)
Net realized and unrealized gain (loss)	(3.89)	(15.72)	14.95	8.29	(0.09)		(0.80)		6.76
Total from investment operations	(4.15)	(15.96)	14.50	8.01	(0.20)		(1.09)		6.48
Distributions:
Dividends from net investment income	—	—	—	—	—		—		—
Dividends from net realized gains	—	—	(1.37)	(1.14)	—		(1.42)		—
Return of capital	—	—	(0.00)**	—	—		—		—
Total distributions***	—	—	(1.37)	(1.14)	—		(1.42)		—
Net asset value, end of year	$22.20	$26.35	$42.31	$29.18	$22.31		$22.51		$25.02
Ratios and supplemental data:
Total return(b)	(15.75%)	(37.71%)	50.42%	37.60%	(0.89%)		(3.52%)		34.95%
Net assets, end of year (000)	$18,283	$23,762	$35,274	$9,313	$6,857		$5,551		$5,890
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.30	%(c)	1.50	%(c)	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.37%	1.37%	1.40%	1.35	%(c)	1.71	%(c)	1.74%
Ratio of net investment income (loss) to average net assets	(1.03%)	(0.78%)	(1.15%)	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)
	Year Ended October 31,				May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019†		2018
Portfolio turnover rate	215%	197%	165%	181%	142%		112%		126%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,		June 25, 2021• through October 31,
	2023	2022	2021
Net asset value, beginning of year	$26.88	$43.50	$41.91
Income from investment operations:
Net investment income (loss)(a)	(0.45)	(0.45)	(0.82)
Net realized and unrealized gain (loss)	(3.95)	(16.17)	2.41
Total from investment operations	(4.40)	(16.62)	1.59
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	—	—
Total distributions**	—	—	—
Net asset value, end of year	$22.48	$26.88	$43.50
Ratios and supplemental data:(b)
Total return	(16.37%)	(38.18%)	3.75%
Net assets, end of year (000)	$3,648	$4,425	$3,165
Ratio of net expenses to average net assets	2.05%	2.05%	2.05	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.12%	2.12%	2.06	%(c)
Ratio of net investment income (loss) to average net assets	(1.79%)	(1.50%)	(2.00	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I*
	Year Ended October 31,				May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2023	2022	2021	2020	2019		2019†		2018
Net asset value, beginning of year	$27.24	$43.65	$29.99	$22.85	$23.02		$25.47		$18.80
Income from investment operations:
Net investment income (loss)(a)	(0.20)	(0.16)	(0.36)	(0.23)	(0.09)		(0.20)		(0.20)
Net realized and unrealized gain (loss)	(4.03)	(16.25)	15.39	8.51	(0.08)		(0.83)		6.87
Total from investment operations	(4.23)	(16.41)	15.03	8.28	(0.17)		(1.03)		6.67
Distributions:
Dividends from net investment income	—	—	—	—	—		—		—
Dividends from net realized gains	—	—	(1.37)	(1.14)	—		(1.42)		—
Return of capital	—	—	(0.00)**	—	—		—		—
Total distributions***	—	—	(1.37)	(1.14)	—		(1.42)		—
Net asset value, end of year	$23.01	$27.24	$43.65	$29.99	$22.85		$23.02		$25.47
Ratios and supplemental data:
Total return(b)	(15.53%)	(37.57%)	50.80%	37.90%	(0.74%)		(3.21%)		35.48%
Net assets, end of year (000)	$191,831	$292,187	$387,149	$124,867	$72,539		$68,510		$69,095
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05	%(c)	1.10	%(c)	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.12%	1.12%	1.11%	1.16%	1.11	%(c)	1.34	%(c)	1.36%
Ratio of net investment income (loss) to average net assets	(0.78%)	(0.52%)	(0.90%)	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

**  Amounts are less than $0.005.

***  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,				May 31, 2019• through October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$27.33	$43.74	$30.02	$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.17)	(0.11)	(0.32)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	(4.05)	(16.30)	15.41	8.51	(0.08)
Total from investment operations	(4.22)	(16.41)	15.09	8.30	(0.16)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	(1.37)	(1.14)	—
Total distributions**	—	—	(1.37)	(1.14)	—
Net asset value, end of year	$23.11	$27.33	$43.74	$30.02	$22.86
Ratios and supplemental data:
Total return(b)	(15.41%)	(37.51%)	50.96%	37.98%	(0.70%)
Net assets, end of year (000)	$24,499	$22,181	$29,120	$1,562	$1,063
Ratio of net expenses to average net assets	0.92%	0.93%	0.96%	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.99%	1.00%	1.02%	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.67%)	(0.37%)	(0.80%)	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,				August 1, 2019• through October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.14	$18.17	$12.34	$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.10)	(0.08)	(0.20)	(0.13)	(0.03)
Net realized and unrealized gain (loss)	(0.95)	(6.23)	6.03	3.46	(0.96)
Total from investment operations	(1.05)	(6.31)	5.83	3.33	(0.99)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(1.72)	—	—	—
Total distributions**	—	(1.72)	—	—	—
Net asset value, end of year	$9.09	$10.14	$18.17	$12.34	$9.01
Ratios and supplemental data:
Total return(b)	(10.36%)	(37.07%)	47.04%	36.96%	(9.90%)
Net assets, end of year (000)	$341	$305	$162	$182	$9
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.37	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	1.93%	1.79%	2.45%	3.42	%(c)
Ratio of net investment income (loss) to average net assets	(1.06%)	(0.68%)	(1.22%)	(1.21%)	(1.11	%)(c)
	Year Ended October 31,				August 1, 2019• through October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	231%	205%	188%	201%	55%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,				August 1, 2019• through October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.23	$18.28	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.06)	(0.16)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	(0.95)	(6.27)	6.06	3.46	(0.96)
Total from investment operations	(1.03)	(6.33)	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(1.72)	—	—	—
Total distributions**	—	(1.72)	—	—	—
Net asset value, end of year	$9.20	$10.23	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(10.07%)	(36.95%)	47.46%	37.25%	(9.80%)
Net assets, end of year (000)	$15,495	$16,497	$25,793	$16,877	$9,348
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.65%	1.55%	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.80%)	(0.48%)	(0.98%)	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,				August 1, 2019• through October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.23	$18.28	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.05)	(0.18)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(0.94)	(6.28)	6.08	3.45	(0.96)
Total from investment operations	(1.02)	(6.33)	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(1.72)	—	—	—
Total distributions**	—	(1.72)	—	—	—
Net asset value, end of year	$9.21	$10.23	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(9.97%)	(36.95%)	47.46%	37.25%	(9.80%)
Net assets, end of year (000)	$320	$355	$499	$12	$9
Ratio of net expenses to average net assets	1.07%	1.07%	1.08%	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.70%	1.63%	1.48%	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(0.77%)	(0.43%)	(1.04%)	(0.90%)	(0.81	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$28.24	$45.88	$34.96	$32.23	$33.14
Income from investment operations:
Net investment income (loss)(a)	(0.13)	(0.22)	(0.33)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	4.36	(12.47)	15.44	5.90	3.53
Total from investment operations	4.23	(12.69)	15.11	5.76	3.49
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(4.95)	(4.19)	(3.03)	(4.40)
Total distributions**	—	(4.95)	(4.19)	(3.03)	(4.40)
Net asset value, end of year	$32.47	$28.24	$45.88	$34.96	$32.23
Ratios and supplemental data:
Total return(b)	14.98%	(30.58%)	46.00%	19.11%	13.97%
Net assets, end of year (000)	$925,437	$900,167	$1,436,709	$1,093,909	$1,066,939
Ratio of net expenses to average net assets	1.32%	1.30%	1.28%	1.34%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.30%	1.28%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	(0.43%)	(0.64%)	(0.80%)	(0.45%)	(0.12%)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	57%	42%	45%	115%	69%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.03	$21.21	$18.18	$18.26	$21.00
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.19)	(0.29)	(0.20)	(0.13)
Net realized and unrealized gain (loss)	1.70	(5.04)	7.51	3.15	1.79
Total from investment operations	1.56	(5.23)	7.22	2.95	1.66
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(4.95)	(4.19)	(3.03)	(4.40)
Total distributions**	—	(4.95)	(4.19)	(3.03)	(4.40)
Net asset value, end of year	$12.59	$11.03	$21.21	$18.18	$18.26
Ratios and supplemental data:
Total return(b)	14.14%	(31.12%)	44.94%	18.23%	13.18%
Net assets, end of year (000)	$9,493	$12,281	$25,965	$35,843	$50,442
Ratio of net expenses to average net assets	2.08%	2.05%	2.04%	2.09%	2.11%
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	2.05%	2.04%	2.10%	2.12%
Ratio of net investment income (loss) to average net assets	(1.16%)	(1.39%)	(1.53%)	(1.17%)	(0.73%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$42.95	$66.93	$49.25	$44.13	$43.48
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.20)	(0.33)	(0.09)	0.06
Net realized and unrealized gain (loss)	6.65	(18.83)	22.20	8.24	4.99
Total from investment operations	6.56	(19.03)	21.87	8.15	5.05
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(4.95)	(4.19)	(3.03)	(4.40)
Total distributions**	—	(4.95)	(4.19)	(3.03)	(4.40)
Net asset value, end of year	$49.51	$42.95	$66.93	$49.25	$44.13
Ratios and supplemental data:
Total return(b)	15.27%	(30.43%)	46.40%	19.39%	14.24%
Net assets, end of year (000)	$262,752	$246,566	$395,431	$291,027	$280,294
Ratio of net expenses to average net assets	1.07%	1.05%	1.03%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.05%	1.03%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.18%)	(0.39%)	(0.56%)	(0.20%)	0.15%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$38.33	$48.18	$36.26	$33.43	$32.53
Income from investment operations:
Net investment income (loss)(a)	0.19	0.08	0.07	0.30	0.32
Net realized and unrealized gain (loss)	2.38	(7.32)	13.01	3.74	2.99
Total from investment operations	2.57	(7.24)	13.08	4.04	3.31
Distributions:
Dividends from net investment income	(0.44)	(0.24)	(0.27)	(0.41)	(0.50)
Dividends from net realized gains	(1.04)	(2.37)	(0.89)	(0.80)	(1.91)
Total distributions**	(1.48)	(2.61)	(1.16)	(1.21)	(2.41)
Net asset value, end of year	$39.42	$38.33	$48.18	$36.26	$33.43
Ratios and supplemental data:
Total return(b)	6.86%	(15.77%)	36.68%	12.43%	11.51%
Net assets, end of year (000)	$1,182,667	$1,199,491	$1,531,445	$1,163,876	$1,129,201
Ratio of net expenses to average net assets	1.06%	1.05%	1.06%	1.08%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.06%	1.05%	1.06%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets	0.48%	0.19%	0.15%	0.86%	1.01%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	20%	24%	18%	35%	19%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$38.57	$48.55	$36.57	$33.68	$32.69
Income from investment operations:
Net investment income (loss)(a)	(0.11)	(0.24)	(0.25)	0.04	0.12
Net realized and unrealized gain (loss)	2.38	(7.37)	13.12	3.79	2.98
Total from investment operations	2.27	(7.61)	12.87	3.83	3.10
Distributions:
Dividends from net investment income	(0.23)	—	—	(0.14)	(0.20)
Dividends from net realized gains	(1.04)	(2.37)	(0.89)	(0.80)	(1.91)
Total distributions**	(1.27)	(2.37)	(0.89)	(0.94)	(2.11)
Net asset value, end of year	$39.57	$38.57	$48.55	$36.57	$33.68
Ratios and supplemental data:
Total return(b)	6.08%	(16.41%)	35.66%	11.62%	10.68%
Net assets, end of year (000)	$79,895	$84,104	$98,647	$101,490	$136,333
Ratio of net expenses to average net assets	1.81%	1.80%	1.81%	1.84%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.81%	1.80%	1.81%	1.84%	1.85%
Ratio of net investment income (loss) to average net assets	(0.27%)	(0.56%)	(0.57%)	0.13%	0.37%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$36.50	$46.02	$34.68	$32.03	$31.28
Income from investment operations:
Net investment income (loss)(a)	0.27	0.17	0.17	0.36	0.39
Net realized and unrealized gain (loss)	2.25	(6.97)	12.44	3.58	2.85
Total from investment operations	2.52	(6.80)	12.61	3.94	3.24
Distributions:
Dividends from net investment income	(0.51)	(0.35)	(0.38)	(0.49)	(0.58)
Dividends from net realized gains	(1.04)	(2.37)	(0.89)	(0.80)	(1.91)
Total distributions**	(1.55)	(2.72)	(1.27)	(1.29)	(2.49)
Net asset value, end of year	$37.47	$36.50	$46.02	$34.68	$32.03
Ratios and supplemental data:
Total return(b)	7.12%	(15.55%)	37.02%	12.72%	11.81%
Net assets, end of year (000)	$978,583	$977,765	$1,211,985	$818,641	$735,329
Ratio of net expenses to average net assets	0.81%	0.80%	0.81%	0.83%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	0.81%	0.80%	0.81%	0.83%	0.85%
Ratio of net investment income (loss) to average net assets	0.73%	0.44%	0.40%	1.11%	1.27%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31,			June 23, 2020• through October 31,
	2023	2022	2021	2020
Net asset value, beginning of period	$36.51	$46.04	$34.69	$33.24
Income from investment operations:
Net investment income (loss)(a)	0.30	0.21	0.16	0.12
Net realized and unrealized gain (loss)	2.26	(6.99)	12.49	1.42
Total from investment operations	2.56	(6.78)	12.65	1.54
Distributions:
Dividends from net investment income	(0.54)	(0.38)	(0.41)	(0.09)
Dividends from net realized gains	(1.04)	(2.37)	(0.89)	—
Total distributions**	(1.58)	(2.75)	(1.30)	(0.09)
Net asset value, end of period	$37.49	$36.51	$46.04	$34.69
Ratios and supplemental data:
Total return(b)	7.21%	(15.50%)	37.14%	4.63%
Net assets, end of year (000)	$27,965	$16,688	$5,968	$15
Ratio of net expenses to average net assets	0.71%	0.73%	0.73%	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.71%	0.73%	0.73%	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.78%	0.55%	0.38%	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.41	$17.13	$13.04	$13.37	$12.34
Income from investment operations:
Net investment income (loss)(a)	0.04	0.03	0.00 *	0.05	0.07
Net realized and unrealized gain (loss)	1.11	(2.41)	5.24	1.13	1.50
Total from investment operations	1.15	(2.38)	5.24	1.18	1.57
Distributions:
Dividends from net investment income	(0.05)	—	(0.02)	(0.06)	(0.08)
Dividends from net realized gains	—	(1.34)	(1.13)	(1.45)	(0.46)
Total distributions**	(0.05)	(1.34)	(1.15)	(1.51)	(0.54)
Net asset value, end of year	$14.51	$13.41	$17.13	$13.04	$13.37
Ratios and supplemental data:
Total return(b)	8.61%	(15.01%)	42.42%	9.20%	13.63%
Net assets, end of year (000)	$5,250	$5,181	$5,139	$3,534	$3,638
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.03%	2.04%	2.15%	1.94%
Ratio of net investment income (loss) to average net assets	0.29%	0.23%	0.02%	0.40%	0.60%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	28%	25%	20%	22%	15%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$12.77		$16.49	$12.67	$13.07	$12.09
Income from investment operations:
Net investment income (loss)(a)	(0.06	)(b)	(0.07)	(0.11)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	1.06		(2.31)	5.07	1.09	1.45
Total from investment operations	1.00		(2.38)	4.96	1.05	1.44
Distributions:
Dividends from net investment income	(0.03)		—	(0.01)	—	—
Dividends from net realized gains	—		(1.34)	(1.13)	(1.45)	(0.46)
Total distributions**	(0.03)		(1.34)	(1.14)	(1.45)	(0.46)
Net asset value, end of year	$13.74		$12.77	$16.49	$12.67	$13.07
Ratios and supplemental data:
Total return(c)	7.82%		(15.63%)	41.37%	8.35%	12.74%
Net assets, end of year (000)	$2,342		$2,202	$2,017	$685	$659
Ratio of net expenses to average net assets	2.10%		2.10%	2.10%	2.11%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.85%		2.78%	2.78%	2.91%	2.65%
Ratio of net investment income (loss) to average net assets	(0.46%)		(0.51%)	(0.74%)	(0.36%)	(0.06%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to class specific expenses.

(c)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.44	$17.15	$13.03	$13.36	$12.33
Income from investment operations:
Net investment income (loss)(a)	0.08	0.07	0.04	0.08	0.11
Net realized and unrealized gain (loss)	1.11	(2.41)	5.23	1.12	1.49
Total from investment operations	1.19	(2.34)	5.27	1.20	1.60
Distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.02)	(0.08)	(0.11)
Dividends from net realized gains	—	(1.34)	(1.13)	(1.45)	(0.46)
Total distributions**	(0.06)	(1.37)	(1.15)	(1.53)	(0.57)
Net asset value, end of year	$14.57	$13.44	$17.15	$13.03	$13.36
Ratios and supplemental data:
Total return(b)	8.88%	(14.76%)	42.73%	9.46%	13.93%
Net assets, end of year (000)	$7,639	$10,195	$10,373	$8,974	$12,986
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.78%	1.80%	1.88%	1.67%
Ratio of net investment income (loss) to average net assets	0.56%	0.48%	0.28%	0.67%	0.92%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.86	$20.48	$14.93	$14.21	$15.37
Income from investment operations:
Net investment income (loss)(a)	0.03	0.00	(0.03)	0.07	0.15
Net realized and unrealized gain (loss)	1.29	(3.12)	6.39	0.74	0.95
Total from investment operations	1.32	(3.12)	6.36	0.81	1.10
Distributions:
Dividends from net investment income	—	—	—	(0.09)	(0.06)
Dividends from net realized gains	(0.41)	(1.50)	(0.81)	—	(2.20)
Total distributions**	(0.41)	(1.50)	(0.81)	(0.09)	(2.26)
Net asset value, end of year	$16.77	$15.86	$20.48	$14.93	$14.21
Ratios and supplemental data:
Total return(b)	8.60%	(16.22%)	43.93%	5.71%	10.14%
Net assets, end of year (000)	$11,533	$11,628	$14,211	$10,595	$11,363
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.62%	1.57%	1.57%	1.64%	1.62%
Ratio of net investment income (loss) to average net assets	0.16%	0.00%	(0.19%)	0.49%	1.06%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	55%	34%	25%	136%	78%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.28	$17.52	$12.97	$12.36	$13.77
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.12)	(0.14)	(0.01)	0.02
Net realized and unrealized gain (loss)	1.07	(2.62)	5.50	0.62	0.83
Total from investment operations	0.99	(2.74)	5.36	0.61	0.85
Distributions:
Dividends from net investment income	—	—	—	—	(0.06)
Dividends from net realized gains	(0.41)	(1.50)	(0.81)	—	(2.20)
Total distributions**	(0.41)	(1.50)	(0.81)	—	(2.26)
Net asset value, end of year	$13.86	$13.28	$17.52	$12.97	$12.36
Ratios and supplemental data:
Total return(b)	7.76%	(16.85%)	42.92%	4.85%	9.33%
Net assets, end of year (000)	$120	$170	$887	$1,056	$5,274
Ratio of net expenses to average net assets	1.90%	1.91%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.36%	2.33%	2.33%	2.40%	2.35%
Ratio of net investment income (loss) to average net assets	(0.57%)	(0.77%)	(0.92%)	(0.11%)	0.15%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.45	$21.15	$15.36	$14.62	$15.80
Income from investment operations:
Net investment income (loss)(a)	0.07	0.05	0.01	0.10	0.16
Net realized and unrealized gain (loss)	1.34	(3.23)	6.59	0.76	1.01
Total from investment operations	1.41	(3.18)	6.60	0.86	1.17
Distributions:
Dividends from net investment income	—	(0.02)	—	(0.12)	(0.15)
Dividends from net realized gains	(0.41)	(1.50)	(0.81)	—	(2.20)
Total distributions**	(0.41)	(1.52)	(0.81)	(0.12)	(2.35)
Net asset value, end of year	$17.45	$16.45	$21.15	$15.36	$14.62
Ratios and supplemental data:
Total return(b)	8.84%	(16.00%)	44.28%	5.92%	10.43%
Net assets, end of year (000)	$31,663	$30,660	$38,585	$36,075	$28,389
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.32%	1.32%	1.39%	1.36%
Ratio of net investment income (loss) to average net assets	0.41%	0.25%	0.07%	0.69%	1.13%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.43	$28.83	$22.96	$17.97	$18.10
Income from investment operations:
Net investment income (loss)(a)	0.05	0.21	0.05	(0.04)	0.09
Net realized and unrealized gain (loss)	0.77	(9.48)	7.29	5.03	1.80
Total from investment operations	0.82	(9.27)	7.34	4.99	1.89
Distributions:
Dividends from net investment income	—	(0.00)*	—	—	—
Dividends from net realized gains	—	(4.13)	(1.47)	—	(2.02)
Total distributions**	—	(4.13)	(1.47)	—	(2.02)
Net asset value, end of year	$16.25	$15.43	$28.83	$22.96	$17.97
Ratios and supplemental data:
Total return(b)	5.31%	(36.67%)	32.76%	27.82%	13.07%
Net assets, end of year (000)	$41,631	$46,993	$79,503	$60,527	$53,950
Ratio of net expenses to average net assets	1.16%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.64%	1.56%	1.52%	1.48%
Ratio of net investment income (loss) to average net assets	0.27%	1.04%	0.19%	(0.20%)	0.51%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	131%	129%	99%	85%	81%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.86	$24.94	$20.17	$15.91	$16.38
Income from investment operations:
Net investment income (loss)(a)	(0.07)	0.05	(0.16)	(0.16)	(0.05)
Net realized and unrealized gain (loss)	0.65	(8.00)	6.40	4.42	1.60
Total from investment operations	0.58	(7.95)	6.24	4.26	1.55
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(4.13)	(1.47)	—	(2.02)
Total distributions**	—	(4.13)	(1.47)	—	(2.02)
Net asset value, end of year	$13.44	$12.86	$24.94	$20.17	$15.91
Ratios and supplemental data:
Total return(b)	4.51%	(37.18%)	31.79%	26.84%	12.21%
Net assets, end of year (000)	$1,339	$1,989	$3,953	$6,344	$9,022
Ratio of net expenses to average net assets	1.91%	1.85%	1.85%	1.85%	1.85%
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.39%	2.31%	2.27%	2.26%
Ratio of net investment income (loss) to average net assets	(0.48%)	0.27%	(0.69%)	(0.95%)	(0.35%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.10	$29.92	$23.73	$18.53	$18.55
Income from investment operations:
Net investment income (loss)(a)	0.09	0.27	0.12	0.01	0.13
Net realized and unrealized gain (loss)	0.81	(9.88)	7.54	5.19	1.87
Total from investment operations	0.90	(9.61)	7.66	5.20	2.00
Distributions:
Dividends from net investment income	—	(0.08)	(0.00)*	—	—
Dividends from net realized gains	—	(4.13)	(1.47)	—	(2.02)
Total distributions**	—	(4.21)	(1.47)	—	(2.02)
Net asset value, end of year	$17.00	$16.10	$29.92	$23.73	$18.53
Ratios and supplemental data:
Total return(b)	5.59%	(36.54%)	33.13%	28.06%	13.32%
Net assets, end of year (000)	$141,782	$120,520	$216,723	$156,321	$134,562
Ratio of net expenses to average net assets	0.91%	0.85%	0.85%	0.85%	0.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.39%	1.31%	1.28%	1.23%
Ratio of net investment income (loss) to average net assets	0.52%	1.28%	0.43%	0.05%	0.75%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$16.28	$30.20	$23.93	$18.67	$18.66
Income from investment operations:
Net investment income (loss)(a)	0.11	0.31	0.15	0.05	0.20
Net realized and unrealized gain (loss)	0.82	(10.00)	7.61	5.21	1.83
Total from investment operations	0.93	(9.69)	7.76	5.26	2.03
Distributions:
Dividends from net investment income	—	(0.10)	(0.02)	—	—
Dividends from net realized gains	—	(4.13)	(1.47)	—	(2.02)
Total distributions**	—	(4.23)	(1.49)	—	(2.02)
Net asset value, end of year	$17.21	$16.28	$30.20	$23.93	$18.67
Ratios and supplemental data:
Total return(b)	5.71%	(36.47%)	33.24%	28.23%	13.41%
Net assets, end of year (000)	$4,829	$4,332	$1,921	$1,012	$7,463
Ratio of net expenses to average net assets	0.81%	0.75%	0.77%	0.76%	0.77%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.28%	1.22%	1.17%	1.15%
Ratio of net investment income (loss) to average net assets	0.61%	1.59%	0.51%	0.24%	1.13%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.51	$22.25	$19.60	$14.12	$12.54
Income from investment operations:
Net investment income (loss)(a)	0.01	0.12	(0.05)	(0.07)	0.09
Net realized and unrealized gain (loss)	0.46	(7.79)	3.15	5.66	1.49
Total from investment operations	0.47	(7.67)	3.10	5.59	1.58
Distributions:
Dividends from net investment income	(0.11)	(0.07)	—	(0.11)	—
Dividends from net realized gains	—	—	(0.45)	—	—
Total distributions**	(0.11)	(0.07)	(0.45)	(0.11)	—
Net asset value, end of year	$14.87	$14.51	$22.25	$19.60	$14.12
Ratios and supplemental data:
Total return(b)	3.19%	(34.55%)	15.87%	39.81%	12.60%
Net assets, end of year (000)	$36,830	$36,890	$54,731	$31,015	$28,168
Ratio of net expenses to average net assets	1.29%	1.30%	1.30%	1.56%	1.64%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	1.63%	1.60%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets	0.09%	0.67%	(0.21%)	(0.47%)	0.63%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	137%	132%	140%	125%	78%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$13.34	$20.55	$18.26	$13.16	$11.78
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.03)	(0.22)	(0.18)	(0.01)
Net realized and unrealized gain (loss)	0.42	(7.18)	2.96	5.28	1.39
Total from investment operations	0.33	(7.21)	2.74	5.10	1.38
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	(0.45)	—	—
Total distributions**	—	—	(0.45)	—	—
Net asset value, end of year	$13.67	$13.34	$20.55	$18.26	$13.16
Ratios and supplemental data:
Total return(b)	2.40%	(35.04%)	15.05%	38.75%	11.71%
Net assets, end of year (000)	$3,930	$6,153	$16,050	$13,183	$13,478
Ratio of net expenses to average net assets	2.04%	2.05%	2.05%	2.32%	2.39%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%	2.39%	2.34%	2.39%	2.39%
Ratio of net investment income (loss) to average net assets	(0.63%)	(0.16%)	(1.04%)	(1.23%)	(0.11%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.67	$22.51	$19.78	$14.26	$12.63
Income from investment operations:
Net investment income (loss)(a)	0.06	0.17	0.01	(0.03)	0.12
Net realized and unrealized gain (loss)	0.45	(7.87)	3.18	5.71	1.51
Total from investment operations	0.51	(7.70)	3.19	5.68	1.63
Distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.01)	(0.16)	—
Dividends from net realized gains	—	—	(0.45)	—	—
Total distributions**	(0.15)	(0.14)	(0.46)	(0.16)	—
Net asset value, end of year	$15.03	$14.67	$22.51	$19.78	$14.26
Ratios and supplemental data:
Total return(b)	3.44%	(34.39%)	16.17%	40.16%	12.91%
Net assets, end of year (000)	$320,622	$315,858	$509,216	$193,243	$120,318
Ratio of net expenses to average net assets	1.04%	1.05%	1.05%	1.30%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.38%	1.35%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets	0.35%	0.90%	0.04%	(0.22%)	0.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.50	$18.40	$14.05	$11.64	$13.61
Income from investment operations:
Net investment income (loss)(a)	0.01	0.02	(0.08)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	1.07	(4.94)	5.49	3.37	0.79
Total from investment operations	1.08	(4.92)	5.41	3.30	0.78
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.50)	(1.98)	(1.06)	(0.89)	(2.75)
Total distributions**	(0.50)	(1.98)	(1.06)	(0.89)	(2.75)
Net asset value, end of year	$12.08	$11.50	$18.40	$14.05	$11.64
Ratios and supplemental data:
Total return(b)	9.68%	(29.36%)	39.89%	30.07%	10.28%
Net assets, end of year (000)	$20,462	$21,143	$32,511	$21,814	$20,236
Ratio of net expenses to average net assets	1.41%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	1.61%	1.58%	1.65%	1.51%
Ratio of net investment income (loss) to average net assets	0.04%	0.17%	(0.48%)	(0.59%)	(0.08%)
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	90%	77%	72%	71%	72%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.35	$15.45	$12.03	$10.15	$12.34
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.07)	(0.18)	(0.14)	(0.09)
Net realized and unrealized gain (loss)	0.86	(4.05)	4.66	2.91	0.65
Total from investment operations	0.79	(4.12)	4.48	2.77	0.56
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.50)	(1.98)	(1.06)	(0.89)	(2.75)
Total distributions**	(0.50)	(1.98)	(1.06)	(0.89)	(2.75)
Net asset value, end of year	$9.64	$9.35	$15.45	$12.03	$10.15
Ratios and supplemental data:
Total return(b)	8.99%	(29.96%)	38.88%	29.19%	9.36%
Net assets, end of year (000)	$611	$726	$1,492	$4,635	$8,011
Ratio of net expenses to average net assets	2.16%	2.15%	2.15%	2.15%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.37%	2.33%	2.40%	2.26%
Ratio of net investment income (loss) to average net assets	(0.71%)	(0.59%)	(1.32%)	(1.31%)	(0.86%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.10	$19.20	$14.59	$12.02	$13.93
Income from investment operations:
Net investment income (loss)(a)	0.04	0.05	(0.04)	(0.04)	0.02
Net realized and unrealized gain (loss)	1.13	(5.17)	5.71	3.50	0.82
Total from investment operations	1.17	(5.12)	5.67	3.46	0.84
Distributions:
Dividends from net investment income	(0.02)	—	—	—	—
Dividends from net realized gains	(0.50)	(1.98)	(1.06)	(0.89)	(2.75)
Total distributions**	(0.52)	(1.98)	(1.06)	(0.89)	(2.75)
Net asset value, end of year	$12.75	$12.10	$19.20	$14.59	$12.02
Ratios and supplemental data:
Total return(b)	9.98%	(29.20%)	40.29%	30.46%	10.52%
Net assets, end of year (000)	$66,181	$51,538	$103,256	$65,062	$52,619
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.36%	1.33%	1.40%	1.26%
Ratio of net investment income (loss) to average net assets	0.28%	0.37%	(0.23%)	(0.34%)	0.14%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	Year Ended October 31,			June 23, 2020• through October 31,
	2023	2022	2021	2020
Net asset value, beginning of period	$12.11	$19.21	$14.59	$13.19
Income from investment operations:

Net investment income (loss)(a)	0.05	(0.02)	(0.03)	(0.02)

Net realized and unrealized gain (loss)	1.13	(5.10)	5.71	1.42
Total from investment operations	1.18	(5.12)	5.68	1.40
Distributions:
Dividends from net investment income	(0.03)	—	—	—
Dividends from net realized gains	(0.50)	(1.98)	(1.06)	—
Total distributions**	(0.53)	(1.98)	(1.06)	—
Net asset value, end of period	$12.76	$12.11	$19.21	$14.59
Ratios and supplemental data:
Total return(b)	10.04%	(29.18%)	40.36%	10.61%
Net assets, end of year (000)	$93	$11	$168	$120
Ratio of net expenses to average net assets	1.06%	1.12%	1.09%	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.35%	1.27%	1.36	%(c)
Ratio of net investment income (loss) to average net assets	0.35%	(0.12%)	(0.18%)	(0.45	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.15	$12.72	$10.02	$8.51	$8.99
Income from investment operations:
Net investment income (loss)(a)	0.00	(0.03)	(0.04)	0.07	0.10
Net realized and unrealized gain (loss)	0.46	(2.88)	3.42	1.55	0.37
Total from investment operations	0.46	(2.91)	3.38	1.62	0.47
Distributions:
Dividends from net investment income	(0.04)	—	(0.05)	(0.02)	(0.07)
Dividends from net realized gains	—	(0.66)	(0.63)	(0.09)	(0.88)
Total distributions**	(0.04)	(0.66)	(0.68)	(0.11)	(0.95)
Net asset value, end of year	$9.57	$9.15	$12.72	$10.02	$8.51
Ratios and supplemental data:
Total return(b)	4.97%	(23.93%)	34.84%	19.09%	6.67%
Net assets, end of year (000)	$81,821	$86,403	$119,261	$88,618	$83,069
Ratio of net expenses to average net assets	1.22%	1.22%	1.31%	1.53%	1.49%
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.46%	1.45%	1.53%	1.49%
Ratio of net investment income (loss) to average net assets	(0.05%)	(0.28%)	(0.33%)	0.78%	1.20%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	81%	92%	82%	119%	69%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.73	$10.92	$8.71	$7.45	$7.98
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.09)	(0.11)	0.00	0.04
Net realized and unrealized gain (loss)	0.40	(2.44)	2.95	1.35	0.31
Total from investment operations	0.33	(2.53)	2.84	1.35	0.35
Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Dividends from net realized gains	—	(0.66)	(0.63)	(0.09)	(0.88)
Total distributions**	(0.01)	(0.66)	(0.63)	(0.09)	(0.88)
Net asset value, end of year	$8.05	$7.73	$10.92	$8.71	$7.45
Ratios and supplemental data:
Total return(b)	4.22%	(24.43%)	33.77%	18.22%	5.87%
Net assets, end of year (000)	$7,317	$7,528	$10,032	$8,946	$14,742
Ratio of net expenses to average net assets	1.97%	1.97%	2.07%	2.28%	2.28%
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.21%	2.20%	2.28%	2.28%
Ratio of net investment income (loss) to average net assets	(0.80%)	(1.03%)	(1.09%)	0.01%	0.50%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.53	$13.18	$10.36	$8.79	$9.25
Income from investment operations:
Net investment income (loss)(a)	0.02	(0.02)	(0.01)	0.09	0.13
Net realized and unrealized gain (loss)	0.48	(2.96)	3.54	1.60	0.38
Total from investment operations	0.50	(2.98)	3.53	1.69	0.51
Distributions:
Dividends from net investment income	(0.05)	(0.01)	(0.08)	(0.03)	(0.09)
Dividends from net realized gains	—	(0.66)	(0.63)	(0.09)	(0.88)
Total distributions**	(0.05)	(0.67)	(0.71)	(0.12)	(0.97)
Net asset value, end of year	$9.98	$9.53	$13.18	$10.36	$8.79
Ratios and supplemental data:
Total return(b)	5.21%	(23.66%)	35.16%	19.33%	6.95%
Net assets, end of year (000)	$107,198	$117,790	$152,596	$65,909	$53,594
Ratio of net expenses to average net assets	0.97%	0.97%	1.04%	1.28%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.21%	1.20%	1.28%	1.25%
Ratio of net investment income (loss) to average net assets	0.20%	(0.14%)	(0.09%)	1.01%	1.47%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31, 2023	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$7.65	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00 *	0.05
Net realized and unrealized gain (loss)	(0.06)	(2.40)
Total from investment operations	(0.06)	(2.35)
Distributions:
Dividends from net investment income	(0.05)	—
Dividends from net realized gains	—	—
Total distributions**	(0.05)	—
Net asset value, end of year	$7.54	$7.65
Ratios and supplemental data:
Total return(b)	(0.87%)	(23.50%)
Net assets, end of year (000)	$20	$13
Ratio of net expenses to average net assets	1.35%	2.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	9.06%	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(0.04%)	(9.66	%)(c)
	Year Ended October 31, 2023	March 31, 2022• through October 31, 2022
Portfolio turnover rate	126%	64	%(d)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Not annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31, 2023	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$7.62	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)	0.01
Net realized and unrealized gain (loss)	(0.05)	(2.39)
Total from investment operations	(0.12)	(2.38)
Distributions:
Dividends from net investment income	(0.04)	—
Dividends from net realized gains	—	—
Total distributions**	(0.04)	—
Net asset value, end of year	$7.46	$7.62
Ratios and supplemental data:
Total return(b)	(1.62%)	(23.80%)
Net assets, end of year (000)	$7	$8
Ratio of net expenses to average net assets	2.09%	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	9.79%	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(0.92%)	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31, 2023	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$7.66	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01	0.06
Net realized and unrealized gain (loss)	(0.05)	(2.40)
Total from investment operations	(0.04)	(2.34)
Distributions:
Dividends from net investment income	(0.06)	—
Dividends from net realized gains	—	—
Total distributions**	(0.06)	—
Net asset value, end of year	$7.56	$7.66
Ratios and supplemental data:
Total return(b)	(0.48%)	(23.40%)
Net assets, end of year (000)	$2,327	$1,740
Ratio of net expenses to average net assets	1.10%	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	8.80%	11.03	%(c)
Ratio of net investment income (loss) to average net assets	0.17%	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) calculated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31, 2023	March 31, 2022• through October 31, 2022
Net asset value, beginning of year	$7.66	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01	0.06
Net realized and unrealized gain (loss)	(0.05)	(2.40)
Total from investment operations	(0.04)	(2.34)
Distributions:
Dividends from net investment income	(0.06)	—
Dividends from net realized gains	—	—
Total distributions**	(0.06)	—
Net asset value, end of year	$7.56	$7.66
Ratios and supplemental data:
Total return(b)	(0.48%)	(23.40%)
Net assets, end of year (000)	$8	$8
Ratio of net expenses to average net assets	1.07%	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	8.78%	11.03	%(c)
Ratio of net investment income (loss) to average net assets	0.19%	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.67	$10.61	$10.85	$10.53	$9.81
Income from investment operations:
Net investment income (loss)(a)	0.30	0.24	0.19	0.21	0.27
Net realized and unrealized gain (loss)	(0.27)	(1.81)	(0.19)	0.33	0.72
Total from investment operations	0.03	(1.57)	—	0.54	0.99
Distributions:
Dividends from net investment income	(0.32)	(0.24)	(0.23)	(0.22)	(0.27)
Dividends from net realized gains	—	(0.13)	(0.01)	—	—
Total distributions**	(0.32)	(0.37)	(0.24)	(0.22)	(0.27)
Net asset value, end of year	$8.38	$8.67	$10.61	$10.85	$10.53
Ratios and supplemental data:
Total return(b)	0.18%	(15.13%)	0.01%	5.18%	10.24%
Net assets, end of year (000)	$11,764	$14,662	$22,394	$24,376	$22,565
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.15%	1.01%	1.03%	1.09%
Ratio of net investment income (loss) to average net assets	3.36%	2.48%	1.77%	2.00%	2.67%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	41%	28%	51%	61%	64%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.67	$10.61	$10.85	$10.53	$9.81
Income from investment operations:
Net investment income (loss)(a)	0.23	0.17	0.11	0.14	0.20
Net realized and unrealized gain (loss)	(0.27)	(1.81)	(0.19)	0.32	0.72
Total from investment operations	(0.04)	(1.64)	(0.08)	0.46	0.92
Distributions:
Dividends from net investment income	(0.25)	(0.17)	(0.15)	(0.14)	(0.20)
Dividends from net realized gains	—	(0.13)	(0.01)	—	—
Total distributions**	(0.25)	(0.30)	(0.16)	(0.14)	(0.20)
Net asset value, end of year	$8.38	$8.67	$10.61	$10.85	$10.53
Ratios and supplemental data:
Total return(b)	(0.57%)	(15.76%)	(0.74%)	4.40%	9.42%
Net assets, end of year (000)	$323	$549	$800	$1,777	$2,929
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.99%	1.90%	1.76%	1.77%	1.84%
Ratio of net investment income (loss) to average net assets	2.60%	1.72%	1.02%	1.28%	1.98%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.68	$10.61	$10.85	$10.54	$9.81
Income from investment operations:
Net investment income (loss)(a)	0.32	0.26	0.22	0.24	0.30
Net realized and unrealized gain (loss)	(0.27)	(1.79)	(0.20)	0.32	0.73
Total from investment operations	0.05	(1.53)	0.02	0.56	1.03
Distributions:
Dividends from net investment income	(0.34)	(0.27)	(0.25)	(0.25)	(0.30)
Dividends from net realized gains	—	(0.13)	(0.01)	—	—
Total distributions**	(0.34)	(0.40)	(0.26)	(0.25)	(0.30)
Net asset value, end of year	$8.39	$8.68	$10.61	$10.85	$10.54
Ratios and supplemental data:
Total return(b)	0.55%	(14.92%)	0.17%	5.34%	10.62%
Net assets, end of year (000)	$19,236	$18,622	$43,979	$60,602	$35,570
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.99%	0.88%	0.76%	0.77%	0.84%
Ratio of net investment income (loss) to average net assets	3.61%	2.65%	2.02%	2.21%	2.92%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.30	$8.58	$7.96	$8.34	$8.37
Income from investment operations:
Net investment income (loss)(a)	0.45	0.37	0.35	0.43	0.48
Net realized and unrealized gain (loss)	(0.07)	(1.27)	0.66	(0.35)	(0.01)
Total from investment operations	0.38	(0.90)	1.01	0.08	0.47
Distributions:
Dividends from net investment income	(0.46)	(0.38)	(0.27)	(0.46)	(0.50)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.12)	—	—
Total distributions**	(0.46)	(0.38)	(0.39)	(0.46)	(0.50)
Net asset value, end of year	$7.22	$7.30	$8.58	$7.96	$8.34
Ratios and supplemental data:
Total return(b)	5.22%	(10.67%)	12.88%	1.13%	5.85%
Net assets, end of year (000)	$25,252	$26,775	$34,550	$30,580	$35,124
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.40%	1.33%	1.37%	1.23%
Ratio of net investment income (loss) to average net assets	6.12%	4.71%	4.10%	5.34%	5.71%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	25%	30%	49%	52%	46%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.80	$9.14	$8.45	$8.82	$8.82
Income from investment operations:
Net investment income (loss)(a)	0.43	0.33	0.31	0.40	0.45
Net realized and unrealized gain (loss)	(0.09)	(1.35)	0.71	(0.38)	(0.02)
Total from investment operations	0.34	(1.02)	1.02	0.02	0.43
Distributions:
Dividends from net investment income	(0.40)	(0.32)	(0.21)	(0.39)	(0.43)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.12)	—	—
Total distributions**	(0.40)	(0.32)	(0.33)	(0.39)	(0.43)
Net asset value, end of year	$7.74	$7.80	$9.14	$8.45	$8.82
Ratios and supplemental data:
Total return(b)	4.35%	(11.35%)	12.11%	0.38%	5.04%
Net assets, end of year (000)	$438	$471	$677	$981	$1,887
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	2.18%	2.15%	2.08%	2.11%	2.08%
Ratio of net investment income (loss) to average net assets	5.37%	3.95%	3.38%	4.67%	5.16%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.30	$8.58	$7.96	$8.34	$8.37
Income from investment operations:
Net investment income (loss)(a)	0.47	0.39	0.37	0.44	0.50
Net realized and unrealized gain (loss)	(0.07)	(1.27)	0.67	(0.34)	(0.01)
Total from investment operations	0.40	(0.88)	1.04	0.10	0.49
Distributions:
Dividends from net investment income	(0.48)	(0.40)	(0.30)	(0.48)	(0.52)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.12)	—	—
Total distributions**	(0.48)	(0.40)	(0.42)	(0.48)	(0.52)
Net asset value, end of year	$7.22	$7.30	$8.58	$7.96	$8.34
Ratios and supplemental data:
Total return(b)	5.48%	(10.45%)	13.16%	1.38%	6.11%
Net assets, end of year (000)	$7,786	$9,150	$9,267	$6,716	$7,003
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.15%	1.08%	1.12%	0.99%
Ratio of net investment income (loss) to average net assets	6.36%	4.98%	4.34%	5.56%	5.97%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.28	$9.91	$10.23	$10.20	$9.98
Income from investment operations:
Net investment income (loss)(a)	0.28	0.13	0.15	0.21	0.25
Net realized and unrealized gain (loss)	0.07	(0.62)	(0.07)	0.12	0.23
Total from investment operations	0.35	(0.49)	0.08	0.33	0.48
Distributions:
Dividends from net investment income	(0.33)	(0.14)	(0.31)	(0.25)	(0.26)
Dividends from net realized gains	—	—	(0.09)	(0.05)	(0.00)*
Total distributions**	(0.33)	(0.14)	(0.40)	(0.30)	(0.26)
Net asset value, end of year	$9.30	$9.28	$9.91	$10.23	$10.20
Ratios and supplemental data:
Total return(b)	3.79%	(4.99%)	0.85%	3.24%	4.84%
Net assets, end of year (000)	$3,523	$2,128	$2,661	$3,225	$601
Ratio of net expenses to average net assets	0.63%	0.63%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.63%	0.63%	0.65%	0.68%	0.74%
Ratio of net investment income (loss) to average net assets	2.94%	1.36%	1.51%	2.12%	2.47%
	Year Ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate	41%	48%	44%	41%	132%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.28	$9.91	$10.23	$10.20	$9.98
Income from investment operations:
Net investment income (loss)(a)	0.30	0.15	0.17	0.25	0.28
Net realized and unrealized gain (loss)	0.06	(0.62)	(0.06)	0.10	0.22
Total from investment operations	0.36	(0.47)	0.11	0.35	0.50
Distributions:
Dividends from net investment income	(0.35)	(0.16)	(0.34)	(0.27)	(0.28)
Dividends from net realized gains	—	—	(0.09)	(0.05)	(0.00)*
Total distributions**	(0.35)	(0.16)	(0.43)	(0.32)	(0.28)
Net asset value, end of year	$9.29	$9.28	$9.91	$10.23	$10.20
Ratios and supplemental data:
Total return(b)	3.93%	(4.77%)	1.11%	3.49%	5.09%
Net assets, end of year (000)	$354,109	$356,908	$306,398	$176,439	$217,552
Ratio of net expenses to average net assets	0.39%	0.38%	0.40%	0.40%	0.40%
Ratio of gross expenses to average net assets prior to expense reductions	0.39%	0.38%	0.40%	0.42%	0.47%
Ratio of net investment income (loss) to average net assets	3.17%	1.58%	1.73%	2.44%	2.73%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Investment Trust comprising the Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Merger Arbitrage Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Timpani Small Cap Growth Fund, Calamos Timpani SMID Growth Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos International Small Cap Growth Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund (the "Funds"), including the schedules of investments, as of October 31, 2023; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Calamos Investment Trust as of October 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Calamos Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund

	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the five years ended October 31, 2023, 2022, 2021, 2020, and 2019 respectively
Calamos Timpani Small Cap Growth Fund (formerly, Frontier Timpani Small Cap Growth Fund for the period July 1, 2018 through May 31, 2019)	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, and the period from May 31, 2019 (commencement of operations) through October 31, 2019 and July 1, 2018 through May 31, 2019
Calamos Timpani SMID Growth Fund	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, and the period from July 31, 2019 (commencement of operations) through October 31, 2019
Calamos International Small Cap Growth Fund	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from March 31, 2022 (commencement of operations) through October 31, 2022	For the year ended October 31, 2023 and the period from March 31, 2022 (commencement of operations) through October 31, 2022
Calamos Merger Arbitrage Fund	For the period from September 29, 2023 (commencement of operations) to October 31, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 20, 2023

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees ("Board" or the "Trustees") of Calamos Investment Trust (the "Trust" and each series of the Trust, a "Fund" and, collectively, the "Funds") oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement,* the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2023, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2024, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board's deliberations, no single factor was responsible for the Board's decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds' shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds' performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by the independent third-party service provider. The performance periods considered by the Board ended on March 31, 2023, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2023 or considered comparative data in addition to that of the Category, such as comparative data for an

*  Please see separate disclosure relating to the Trustee Approval of Management Agreement for Merger Arbitrage Fund.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

alternate group of comparable funds (a "category"), the data was still produced by an independent third-party service provider.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date and three-year periods, though it underperformed for the remaining periods. The Board also considered that the Fund outperformed both of its benchmarks for the year-to-date period. The Board further noted that, because of changes to the portfolio management team in 2020, only the recent performance data was attributable to the existing team.

Calamos Select Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date and three-year periods, though it underperformed for the remaining periods. The Board further noted that, because of changes to the portfolio management team in 2020, only the recent performance data was attributable to the existing team.

Calamos Dividend Growth Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date and three- and five-year periods, though it underperformed for the one-year period.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Category average for the year-to-date and three-year periods, though it underperformed in the remaining periods.

Calamos International Small Cap Growth Fund. The Board considered that, while the Fund underperformed its Category average for the one-year and year-to-date periods, the Fund had only commenced operations in March 2022 and that it would be prudent to allow the portfolio management team time to further develop its performance record with the Fund.

Calamos Evolving World Growth Fund. The Board considered that the Fund outperformed its Category average for the year-to-date and three-, five- and ten-year periods, though it underperformed for the one-year period.

Calamos Global Equity Fund. The Board considered that the Fund outperformed its Category average for the three-, five- and ten-year periods, though it underperformed for the year-to-date and one-year periods.

Calamos Growth and Income Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date and three-, five- and ten-year periods, though it underperformed for the one-year period.

Calamos Global Opportunities Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date and three-, five- and ten-year periods, though it underperformed for the one-year period.

Calamos Convertible Fund. The Board considered that the Fund outperformed its Category average for the year-to-date and three- and five-year periods and underperformed for the one- and ten-year periods.

Calamos Global Convertible Fund. The Board considered that the Fund outperformed its Category average for the year-to-date period, though it underperformed for the remaining periods. The Board noted the Adviser's representation that the Fund is the only U.S.-based convertible fund with a global mandate in its Category, and therefore considered the Adviser's assertion that the Global Convertible UCITS fund managed by the Adviser and its performance universe are a better comparative source than the Category. As a result, the Board considered the Fund's similarity to the UCITS fund managed by the Adviser, noting that the UCITS fund outperformed peers for the three- and five-year periods and only underperformed peers for the more recent one-year period. The Board also considered that the Fund outperformed its benchmark for the year-to-date period.

Calamos Total Return Bond Fund. The Board considered that the Fund outperformed its Category average for the one- and ten-year periods, though it underperformed for the remaining periods. The Board also considered that as of March 31, 2023, the Fund outperformed its benchmark for the one- and three-year periods and ranked in the first quartile of its Category for the one-year period.

Calamos High Income Opportunities Fund. The Board considered that the Fund outperformed its Category average for the three- and five-year periods, though it underperformed for the remaining periods.

Calamos Market Neutral Income Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date and five- and ten-year periods, though it underperformed for the remaining periods. The Board also considered that the Fund outperformed both of its benchmarks for the three-, five- and ten-year and since inception periods.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

Calamos Hedged Equity Fund. The Board considered that the Fund outperformed its Category average for the three- and five-year periods, though it underperformed for the remaining periods.

Calamos Phineus Long/Short Fund. The Board considered that the Fund outperformed its Category average for the year-to-date and three-, five- and ten-year periods and only underperformed for the one-year period.

Calamos Short-Term Bond Fund. The Board considered that the Fund outperformed its Category average for the one- and three-year periods.

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund outperformed its Category average for the ten-year period and underperformed for the remaining periods.

Calamos Timpani SMID Growth Fund. The Board considered that the Fund outperformed its custom Category average for the year-to-date period and underperformed its custom Category average for the remaining periods. The Board also considered that the Fund ranked in the second quartile of its Custom category for the year-to-date period and that, because it was launched in 2019, it did not yet have a longer performance track record.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts, other advisory accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Funds, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that led to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a Fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund's investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group.

Calamos Select Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

Calamos Dividend Growth Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median. The Board reviewed the Fund's expenses in light of its performance record and level of assets. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Calamos International Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group. The Board also noted that the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance.

Calamos International Small Cap Growth Fund. The Board considered that the Fund's management fee rate is lower than the Fund's Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 31, 2025 and was currently subsidizing the Fund under this arrangement.

Calamos Evolving World Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Global Equity Fund. The Board considered that, while the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group, the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

Calamos Growth and Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Global Opportunities Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

Calamos Convertible Fund. The Board considered that the Fund's management fee rate is equal to the Fund's Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median. The Board noted that the Fund's total expense ratio was only three basis points above the respective Expense Group median. The Board also reviewed the Fund's expenses in light of its more recent performance record.

Calamos Global Convertible Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered, however, that the Fund offers a unique mandate and the Adviser's assertion that, as a result, there are no appropriate peer funds against which to meaningfully compare the Fund's fees.

Calamos Total Return Bond Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median, though its total expense ratio is higher than its Expense Group median. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos High Income Opportunities Fund. The Board considered that the Fund's management fee rate is lower than the median of the Fund's Expense Group, and the Fund's total expense ratio is equal to the median of the Fund's Expense Group. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

Calamos Market Neutral Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Hedged Equity Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Phineus Long/Short Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Short-Term Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

Calamos Timpani SMID Growth Fund. The Board considered that the Fund's management fee rate is lower than the median of the Fund's Expense Group, and the total expense ratio is higher than the median of the Fund's Expense Group. The Board considered the Fund's expenses in light of its level of assets. The Board also considered that the Adviser had contractually agreed to limit Fund expenses through March 1, 2024 and was currently subsidizing the Fund under this arrangement.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser's agreement to reimburse each Fund for a portion of its expenses if the Fund's expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by the Funds.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement for Merger Arbitrage Fund (Unaudited)

Calamos Merger Arbitrage Fund. The Board of Trustees ("Board" or the "Trustees") of Calamos Investment Trust ("Trust"), on behalf of its new series, Calamos Merger Arbitrage Fund (the "New Fund"), oversees the management of the New Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the New Fund's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and provides certain administrative services for the New Fund. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the initial approval of the management agreement for the New Fund, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests from the Independent Trustees and their independent legal counsel. The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the management agreement and the New Fund's investment advisory fee. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on September 26, 2023, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the New Fund and the Adviser were fair in light of the nature, quality and extent of the services to be provided by the Adviser and its affiliates, the proposed fees to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement with respect to the New Fund through September 1, 2025, subject to possible earlier termination as provided in the management agreement.

In connection with its consideration of the management agreement with respect to the New Fund, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services to be provided, (ii) the fees and other expenses to be paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund's investors; and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to be provided to the New Fund took into account the knowledge that may be gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the other Funds in the Calamos fund complex; the consistency of the Adviser's investment approach; and the Adviser's provision of administrative services for the other Funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel expected to be involved in providing investment management services to the New Fund. The Board also considered compliance reports about the Adviser from the Trust's Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services to be provided under the management agreement with the Adviser.

Investment Performance of the New Fund. Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund. The Board did consider, however, the results of another account managed by the Adviser with a similar strategy to the one the New Fund is expected to pursue.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the New Fund's proposed management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the "Expense Group") and estimated total expense ratio compared to the median total expense ratio of the Expense Group. The Board considered that the Fund's estimated total net expense ratio and proposed management fee rate are both lower than the respective medians of the Expense Group. The Board also took into account the Adviser's agreement to cap expenses of the Fund. The Board noted that under the contractual expense cap, the total annual expenses for the Fund's Class A shares, Class C shares and Class I shares are capped at 1.50%, 2.25% and 1.25% of average net assets, respectively, through October 31, 2026. Lastly, the

www.calamos.com

Trustee Approval of Management Agreement for Merger Arbitrage Fund (Unaudited)

Board considered the Adviser's confidence in the Fund's investment team to deliver favorable performance and scale given its track record with another account that it manages in a strategy similar to that of the New Fund.

Economies of Scale. The Board considered whether the New Fund's proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund's assets increase. The Board also considered the Adviser's agreement to reimburse the New Fund for a portion of its expenses if the New Fund's expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the proposed fee schedule for the New Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Profitability. The Board considered information on the anticipated profitability of the Adviser in serving as the New Fund's investment manager and of the Adviser and its affiliates in their relationships with the New Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds in the Calamos fund complex and the Adviser's other business units.

Other Benefits Derived from the Relationship with the New Fund. The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the New Fund in ways other than the proposed fees payable by the New Fund, the New Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to its agreement with the New Fund and the proposed fees payable by the New Fund.

The Board also considered the Adviser's proposed use of a portion of the commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser and concluded, based on reports from the New Fund's Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services is consistent with regulatory requirements.

In light of all the information presented, and after full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust's management agreement with the Adviser to add the New Fund was, and its approval would be, in the best interest of the New Fund and its shareholders.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are interested persons of the Trust:
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 1988)	31

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Trustees who are not interested persons of the Trust:
John E. Neal (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	32	^^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	31

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

www.calamos.com

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Virginia G. Breen (1964)	Trustee (since 2015)	31

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Lloyd A. Wennlund (1957)	Trustee (since 2018)	31

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Karen L. Stuckey (1953)	Trustee (since December 2019)	31

Member of Desert Mountain Community Foundation Advisory Board (non-profit organization) (2015-2021); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christopher M. Toub (1959)	Trustee (since December 2019)	31	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos Aksia Alternative Credit and Income Fund.

^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since 2013)

Executive Vice President, Chief Distribution Officer (since 2021), CAM, CILLC, Calamos Advisors, and CFS; Vice President (since 2022), CGAM; prior thereto President, CAM, CILLC, Calamos Advisors, and CFS (2015-2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; and Chief Compliance Officer, Harbor ETF Trust (2021-2023); Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Stephen Atkins (1965)	Treasurer (since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Daniel Dufresne (1974)	Vice President (since 2021)	Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2024, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2023:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND
$0	$0	$0	$0
CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND
$0	$0	$0	$0
GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND
$0	$61,852,810	$0	$1,053,203
INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
$0	$0	$3,033,133	$0
INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
$0	$0	$0	$0

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2023:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND
$134,545,905	$4,363,382	$11,450,456	$2,212
CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND
$4,888,184	$500,183	$545,651	$36,375
GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND
$8,429,669	$22,871,153	$54,612	$0
INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
$862,076	$2,806,314	$138,214	$1,521,420
INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
$8,318	$0	$26,625	$0

www.calamos.com

Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2023:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	MERGER ARBITRAGE FUND
31.5%	100.0%	100.0%	0.0%
CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND
58.9%	100.0%	0.0%	0.0%
GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND
0.0%	100.0%	100.0%	100.0%
INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
0.0%	2.2%	100.0%	66.3%
INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
0.0%	0.0%	1.2%	0.0%

At October 31, 2023, more than 50% of each of International Growth Fund and Evolving World Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2023 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2023.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CITANR 1631 2023

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2022	10/31/2023
Audit Fees(a)	$555,303	$538,593
Audit-Related Fees(b)	$170,568	$166,914
Tax Fees(c)	$785,460	$893,901
All Other Fees(d)	$-	$-
Total	$1,511,331	$1,599,408

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2022	10/31/2023
Registrant	$785,460	$893,901
Investment Adviser	$-	$120

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2023